                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
 						     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2016



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MARCH 31, 2016

LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

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          ANNUAL REPORT
          USAA CALIFORNIA BOND FUND
          FUND SHARES o ADVISER SHARES
          MARCH 31, 2016

 ============================================================

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PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

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TABLE OF CONTENTS

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FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            17

    Report of Independent Registered
      Public Accounting Firm                                                 18

    Portfolio of Investments                                                 19

    Notes to Portfolio of Investments                                        26

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              45

TRUSTEES' AND OFFICERS' INFORMATION                                          47


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204972-0516

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FUND OBJECTIVE

THE CALIFORNIA BOND FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES.

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TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and California state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF JOHN C. BONNELL]                          [PHOTO OF DALE R. HOFFMANN]
JOHN C. BONNELL, CFA                                DALE R. HOFFMANN*
USAA Asset                                          USAA Asset
Management Company                                  Management Company

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o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand as investors favored municipal bonds for their incremental yield and tax-advantaged status.

   Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets. The volatility in other asset classes was largely fueled by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to increase interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%.

   *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

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2  | USAA CALIFORNIA BOND FUND

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   Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate hikes in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

   Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 3.98% and 3.73%, respectively, versus an average return of 4.34% amongst the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 4.44% for the Lipper California Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares'

   Refer to page 9 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   tax-exempt distributions over the prior 12 months produced a dividend yield of 3.70% and 3.46%, respectively, compared to the Lipper category average of 3.32%.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

   California's fiscal situation continued to improve during the reporting period. In July 2015, the state controller announced that for the fiscal year ending June 30, 2015, total revenues for the general fund--which is the source of most state spending--were $6.8 billion more than anticipated when the 2014-15 budget was enacted. For the first eight months of the state's 2016 fiscal year, revenues are in line with budget estimates. State revenues are benefiting from a tax initiative approved by voters in November 2012. Importantly, state legislators committed to spending cuts in recent years that are also contributing to the turnaround in California's finances. Recognizing California's fiscal progress, Standard & Poor's Ratings upgraded the state's general obligation bonds one notch during the reporting period. On March 31, 2016, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, Inc., AA-by Standard & Poor's Ratings Services, and A+ by Fitch Ratings Inc.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   In keeping with our investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

   During the reporting period, the Fund continued to benefit from our independent research. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for the Fund on a bond-by-bond basis. We employ

================================================================================

4  | USAA CALIFORNIA BOND FUND

================================================================================

   fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we seek both to recognize value and avoid potential pitfalls.

   Our analysts continuously monitor the portfolio's holdings. The Fund continues to be diversified by sector and issuer, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

   Thank you for allowing us to help you with your investment needs.

   Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USCBX)


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                                                3/31/16              3/31/15
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Net Assets                                   $698.7 Million       $675.7 Million
Net Asset Value Per Share                        $11.29               $11.27

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                   $0.418               $0.430

Dollar-Weighted Average
Portfolio Maturity(+)                          14.5 Years           16.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
  1 YEAR                            5 YEARS                          10 YEARS

  3.98%                              8.24%                             4.92%


--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/16              EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

                1.58%                                      0.57%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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6  | USAA CALIFORNIA BOND FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED
MARCH 31, 2016


--------------------------------------------------------------------------------
                TOTAL RETURN     =      DIVIDEND RETURN      +    PRICE CHANGE
--------------------------------------------------------------------------------

10 YEARS            4.92%        =           4.53%           +        0.39%
5 YEARS             8.24%        =           4.28%           +        3.96%
1 YEAR              3.98%        =           3.80%           +        0.18%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]


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                                                                     CHANGE IN
PERIOD                       TOTAL               DIVIDEND              SHARE
ENDING                       RETURN               RETURN               PRICE
--------------------------------------------------------------------------------

3/31/07                       5.31%                4.44%               0.87%
3/31/08                       -2.11                4.34               -6.45
3/31/09                       -4.91                4.77               -9.68
3/31/10                       13.13                5.46                7.67
3/31/11                       -1.90                4.60               -6.50
3/31/12                       20.54                5.37               15.17
3/31/13                        8.48                4.18                4.30
3/31/14                        1.03                4.07               -3.04
3/31/15                        8.14                4.08                4.06
3/31/16                        3.98                3.80                0.18


                                   [END CHART ]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATE S WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE M ORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  7

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming California state tax
rates of:                              9.30%       9.30%      9.30%      9.30%
and assuming marginal federal tax
rates of:                             28.00%      36.80%*    38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:


PERIOD               DIVIDEND RETURN
------------------------------------------------------------------------------

10 Years                  4.53%        6.94%       7.90%      8.16%      8.82%
5 Years                   4.28%        6.55%       7.47%      7.71%      8.34%
1 Year                    3.80%        5.82%       6.63%      6.85%      7.40%

To match the Fund Shares' closing 30-day SEC Yield of 1.58% on 3/31/16,
A FULLY TAXABLE INVESTMENT MUST PAY:   2.42%       2.76%      2.85%      3.08%


This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

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Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

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8  | USAA CALIFORNIA BOND FUND

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                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              USAA                  BARCLAYS            LIPPER CALIFORNIA
                         CALIFORNIA BOND            MUNICIPAL             MUNICIPAL DEBT
                           FUND SHARES             BOND INDEX              FUNDS INDEX
03/31/06                   $10,000.00              $10,000.00              $10,000.00
04/30/06                     9,970.54                9,996.56                9,981.49
05/31/06                    10,016.01               10,041.09               10,037.00
06/30/06                     9,973.20               10,003.29                9,992.93
07/31/06                    10,089.63               10,122.28               10,113.84
08/31/06                    10,254.73               10,272.48               10,268.81
09/30/06                    10,320.55               10,343.93               10,334.62
10/31/06                    10,401.67               10,408.79               10,405.50
11/30/06                    10,513.17               10,495.56               10,495.38
12/31/06                    10,465.67               10,458.48               10,452.63
01/31/07                    10,434.44               10,431.70               10,434.64
02/28/07                    10,576.35               10,569.16               10,562.18
03/31/07                    10,529.86               10,543.10               10,530.70
04/30/07                    10,566.65               10,574.31               10,566.36
05/31/07                    10,509.01               10,527.49               10,518.04
06/30/07                    10,442.83               10,472.94               10,450.80
07/31/07                    10,470.29               10,554.12               10,506.28
08/31/07                    10,309.74               10,508.59               10,378.18
09/30/07                    10,501.04               10,664.09               10,531.25
10/31/07                    10,540.70               10,711.63               10,566.57
11/30/07                    10,553.34               10,779.92               10,576.94
12/31/07                    10,520.60               10,809.85               10,554.28
01/31/08                    10,588.69               10,946.16               10,649.68
02/29/08                     9,938.56               10,445.02               10,057.64
03/31/08                    10,306.52               10,743.55               10,355.17
04/30/08                    10,527.81               10,869.27               10,504.50
05/31/08                    10,599.71               10,934.99               10,579.09
06/30/08                    10,438.13               10,811.57               10,449.15
07/31/08                    10,368.20               10,852.66               10,431.56
08/31/08                    10,502.27               10,979.67               10,549.45
09/30/08                     9,879.51               10,464.78                9,975.72
10/31/08                     9,515.13               10,357.96                9,640.98
11/30/08                     9,390.34               10,390.89                9,515.16
12/31/08                     9,202.07               10,542.38                9,414.03
01/31/09                     9,736.51               10,928.26                9,893.69
02/28/09                     9,863.80               10,985.68                9,993.44
03/31/09                     9,800.52               10,987.69                9,905.64
04/30/09                    10,087.71               11,207.19               10,176.34
05/31/09                    10,322.05               11,325.74               10,401.90
06/30/09                    10,098.06               11,219.64               10,226.39
07/31/09                    10,220.27               11,407.36               10,370.38
08/31/09                    10,606.12               11,602.38               10,681.57
09/30/09                    11,341.44               12,018.76               11,333.07
10/31/09                    10,951.92               11,766.47               11,010.59
11/30/09                    10,842.13               11,863.69               11,003.11
12/31/09                    10,935.46               11,903.78               11,077.76
01/31/10                    10,953.75               11,965.78               11,133.46
02/28/10                    11,031.64               12,081.76               11,256.71
03/31/10                    11,087.49               12,052.84               11,267.77
04/30/10                    11,324.15               12,199.31               11,455.59
05/31/10                    11,422.14               12,290.81               11,527.79
06/30/10                    11,378.01               12,298.11               11,501.63
07/31/10                    11,537.75               12,451.46               11,646.34
08/31/10                    11,919.49               12,736.54               11,976.13
09/30/10                    11,929.25               12,716.64               11,984.34
10/31/10                    11,894.03               12,681.42               11,972.43
11/30/10                    11,413.04               12,427.84               11,601.41
12/31/10                    11,027.07               12,187.00               11,307.89
01/31/11                    10,735.92               12,097.22               11,116.19
02/28/11                    10,933.88               12,289.81               11,314.92
03/31/11                    10,876.79               12,248.86               11,235.35
04/30/11                    11,112.76               12,468.21               11,454.34
05/31/11                    11,451.46               12,681.27               11,733.20
06/30/11                    11,581.41               12,725.52               11,824.14
07/31/11                    11,771.17               12,855.38               11,962.59
08/31/11                    12,019.25               13,075.32               12,154.37
09/30/11                    12,330.17               13,210.48               12,355.49
10/31/11                    12,277.04               13,161.37               12,309.00
11/30/11                    12,335.09               13,239.12               12,369.77
12/31/11                    12,652.30               13,490.98               12,641.96
01/31/12                    13,130.61               13,802.98               13,083.74
02/29/12                    13,187.82               13,816.58               13,133.46
03/31/12                    13,112.82               13,726.81               13,065.28
04/30/12                    13,291.39               13,885.17               13,246.86
05/31/12                    13,459.46               14,000.43               13,398.94
06/30/12                    13,456.70               13,985.40               13,388.59
07/31/12                    13,686.05               14,207.05               13,642.11
08/31/12                    13,747.61               14,223.23               13,676.50
09/30/12                    13,837.99               14,309.14               13,784.90
10/31/12                    13,920.86               14,349.52               13,858.63
11/30/12                    14,195.47               14,585.91               14,173.75
12/31/12                    14,061.55               14,405.64               13,960.46
01/31/13                    14,169.24               14,465.64               14,071.56
02/28/13                    14,241.09               14,509.45               14,125.17
03/31/13                    14,223.59               14,446.88               14,055.16
04/30/13                    14,371.65               14,605.24               14,241.18
05/31/13                    14,276.66               14,426.84               14,071.52
06/30/13                    13,669.57               14,018.33               13,506.52
07/31/13                    13,446.02               13,895.76               13,310.51
08/31/13                    13,196.73               13,697.45               13,066.63
09/30/13                    13,607.24               13,992.27               13,407.81
10/31/13                    13,707.05               14,102.81               13,528.39
11/30/13                    13,691.52               14,073.74               13,501.32
12/31/13                    13,648.06               14,037.80               13,477.53
01/31/14                    14,075.82               14,311.29               13,825.27
02/28/14                    14,282.41               14,479.10               14,038.01
03/31/14                    14,370.48               14,503.44               14,101.59
04/30/14                    14,605.11               14,677.70               14,300.03
05/31/14                    14,826.79               14,866.70               14,545.57
06/30/14                    14,848.58               14,879.59               14,551.09
07/31/14                    14,870.07               14,905.79               14,589.39
08/31/14                    15,039.08               15,086.34               14,803.08
09/30/14                    15,114.13               15,101.67               14,876.40
10/31/14                    15,230.30               15,205.19               14,999.94
11/30/14                    15,264.94               15,231.53               15,022.23
12/31/14                    15,367.22               15,308.28               15,134.07
01/31/15                    15,564.73               15,579.62               15,427.43
02/28/15                    15,476.07               15,418.96               15,270.88
03/31/15                    15,539.63               15,463.49               15,328.61
04/30/15                    15,492.73               15,382.31               15,231.22
05/31/15                    15,473.40               15,339.78               15,194.10
06/30/15                    15,453.38               15,325.89               15,147.70
07/31/15                    15,544.03               15,436.86               15,259.47
08/31/15                    15,607.42               15,467.22               15,309.24
09/30/15                    15,713.03               15,579.19               15,420.53
10/31/15                    15,776.77               15,641.19               15,488.40
11/30/15                    15,840.40               15,703.33               15,576.79
12/31/15                    15,929.98               15,813.72               15,722.75
01/31/16                    16,033.75               16,002.44               15,884.09
02/29/16                    16,068.02               16,027.50               15,906.96
03/31/16                    16,158.24               16,078.33               16,008.87

                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper California Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]


                                                               LIPPER CALIFORNIA
                              USAA CALIFORNIA                   MUNICIPAL DEBT
                              BOND FUND SHARES                  FUNDS AVERAGE

03/31/07                            4.32%                           3.86%
03/31/08                            4.70                            4.12
03/31/09                            5.32                            4.65
03/31/10                            4.89                            4.32
03/31/11                            5.14                            4.54
03/31/12                            4.33                            4.07
03/31/13                            3.91                            3.62
03/31/14                            4.05                            3.67
03/31/15                            3.56                            3.42
03/31/16                            3.70                            3.32


                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 through 3/31/16.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UXABX)


--------------------------------------------------------------------------------
                                             3/31/16                  3/31/15
--------------------------------------------------------------------------------

Net Assets                                 $8.3 Million             $7.9 Million
Net Asset Value Per Share                     $11.28                   $11.26

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.390                   $0.400


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/10

   3.73%                     7.96%                           5.86%


--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/16                    EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

            1.39%                                              0.83%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.39% on 3/31/16, and assuming California state tax
rates of:                                  9.30%     9.30%     9.30%      9.30%
and assuming marginal federal tax
rates of:                                 28.00%    36.80%*   38.80%*    43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:       2.13%     2.42%     2.50%      2.71%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA CALIFORNIA        LIPPER CALIFORNIA             BARCLAYS
                           BOND FUND             MUNICIPAL DEBT              MUNICIPAL
                         ADVISER SHARES           FUNDS INDEX               BOND INDEX
07/31/10                   $10,000.00              $10,000.00               $10,000.00
08/31/10                    10,327.02               10,283.17                10,228.95
09/30/10                    10,342.20               10,290.23                10,212.97
10/31/10                    10,308.42               10,280.00                10,184.68
11/30/10                     9,878.64                9,961.43                 9,981.03
12/31/10                     9,551.35                9,709.40                 9,787.61
01/31/11                     9,296.62                9,544.79                 9,715.50
02/28/11                     9,465.58                9,715.44                 9,870.17
03/31/11                     9,412.89                9,647.11                 9,837.28
04/30/11                     9,614.75                9,835.14                10,013.45
05/31/11                     9,895.21               10,074.58                10,184.57
06/30/11                    10,005.14               10,152.67                10,220.10
07/31/11                    10,166.77               10,271.55                10,324.40
08/31/11                    10,378.91               10,436.22                10,501.03
09/30/11                    10,655.90               10,608.91                10,609.58
10/31/11                    10,608.40               10,568.99                10,570.14
11/30/11                    10,646.51               10,621.17                10,632.58
12/31/11                    10,929.25               10,854.88                10,834.86
01/31/12                    11,340.94               11,234.21                11,085.43
02/29/12                    11,377.94               11,276.90                11,096.35
03/31/12                    11,309.99               11,218.36                11,024.25
04/30/12                    11,472.97               11,374.27                11,151.44
05/31/12                    11,616.02               11,504.86                11,244.01
06/30/12                    11,600.98               11,495.97                11,231.93
07/31/12                    11,796.92               11,713.65                11,409.94
08/31/12                    11,847.72               11,743.18                11,422.94
09/30/12                    11,923.87               11,836.25                11,491.93
10/31/12                    11,993.17               11,899.56                11,524.36
11/30/12                    12,227.90               12,170.14                11,714.22
12/31/12                    12,110.44               11,987.00                11,569.44
01/31/13                    12,200.13               12,082.39                11,617.62
02/28/13                    12,259.65               12,128.43                11,652.81
03/31/13                    12,242.45               12,068.31                11,602.56
04/30/13                    12,367.64               12,228.03                11,729.74
05/31/13                    12,283.42               12,082.36                11,586.46
06/30/13                    11,758.34               11,597.23                11,258.38
07/31/13                    11,563.45               11,428.93                11,159.95
08/31/13                    11,346.35               11,219.52                11,000.68
09/30/13                    11,696.97               11,512.47                11,237.45
10/31/13                    11,780.42               11,616.01                11,326.23
11/30/13                    11,764.63               11,592.76                11,302.88
12/31/13                    11,724.90               11,572.34                11,274.02
01/31/14                    12,090.44               11,870.92                11,493.66
02/28/14                    12,265.86               12,053.58                11,628.43
03/31/14                    12,339.39               12,108.18                11,647.98
04/30/14                    12,538.43               12,278.57                11,787.93
05/31/14                    12,726.15               12,489.40                11,939.72
06/30/14                    12,742.24               12,494.14                11,950.07
07/31/14                    12,757.86               12,527.03                11,971.12
08/31/14                    12,900.16               12,710.51                12,116.12
09/30/14                    12,961.86               12,773.46                12,128.43
10/31/14                    13,046.90               12,879.54                12,211.57
11/30/14                    13,085.37               12,898.68                12,232.73
12/31/14                    13,170.14               12,994.71                12,294.37
01/31/15                    13,336.63               13,246.60                12,512.28
02/28/15                    13,258.43               13,112.18                12,383.26
03/31/15                    13,309.37               13,161.75                12,419.02
04/30/15                    13,266.59               13,078.13                12,353.82
05/31/15                    13,247.47               13,046.25                12,319.66
06/30/15                    13,227.24               13,006.42                12,308.51
07/31/15                    13,301.82               13,102.38                12,397.63
08/31/15                    13,353.04               13,145.12                12,422.01
09/30/15                    13,440.51               13,240.67                12,511.93
10/31/15                    13,492.18               13,298.95                12,561.73
11/30/15                    13,543.84               13,374.85                12,611.63
12/31/15                    13,617.60               13,500.17                12,700.29
01/31/16                    13,703.35               13,638.71                12,851.86
02/29/16                    13,730.57               13,658.35                12,871.98
03/31/16                    13,805.49               13,745.85                12,912.80

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]


                                USAA CALIFORNIA                LIPPER CALIFORNIA
                                   BOND FUND                    MUNICIPAL DEBT
                                 ADVISER SHARES                  FUNDS AVERAGE

03/31/12                              4.10%                          4.07%
03/31/13                              3.70                           3.62
03/31/14                              3.82                           3.67
03/31/15                              3.81                           3.42
03/31/16                              3.46                           3.32


                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/16.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                          o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)

Appropriated Debt ........................................................ 15.2%
Hospital ................................................................. 12.4%
General Obligation ....................................................... 11.5%
Special Assessment/Tax/Fee ............................................... 11.0%
Water/Sewer Utility ......................................................  9.6%
Real Estate Tax/Fee ......................................................  8.1%
Escrowed Bonds ...........................................................  7.4%
Toll Roads ...............................................................  4.9%
Electric/Gas Utilities ...................................................  4.4%
Airport/Port .............................................................  3.8%

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        10.3%
AA                                                                         50.5%
A                                                                          24.5%
BBB                                                                        10.2%
BELOW INVESTMENT-GRADE                                                      3.3%
UNRATED                                                                     1.2%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-25.

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                   -----------
                                      100%
                                   -----------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   CCD     Community College District
   PRE     Pre-refunded to a date prior to maturity
   USD     Unified School District

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

   (INS)   Principal and interest payments are insured by one of the following:
           AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Dexia Credit Local, Deutsche Bank A.G., or Bank of America, N.A.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from California Health Insurance Construction Loan Insurance Program.

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                                  COUPON      FINAL        VALUE
(000)       SECURITY                                                    RATE      MATURITY      (000)
--------------------------------------------------------------------------------------------------------
            CALIFORNIA (86.1%)
$ 1,500     Anaheim Public Financing Auth.                               5.00%     5/01/2046  $  1,737
  4,500     Antelope Valley Healthcare District (INS)                    5.20      1/01/2027     4,508
  4,235     Association of Bay Area Governments (NBGA)                   5.00      1/01/2033     4,959
 17,520     Association of Bay Area Governments (INS)                    4.75      3/01/2036    17,784
  1,500     Association of Bay Area Governments                          5.00      7/01/2042     1,645
  6,100     Baldwin Park USD (INS)                                       5.00(a)   8/01/2031     2,887
  6,375     Baldwin Park USD (INS)                                       5.01(a)   8/01/2032     2,867
  3,085     Burbank USD, 4.30%, 8/01/2023                                4.30(b)   8/01/2033     2,554
  3,000     Burbank USD, 4.35%, 8/01/2023                                4.35(b)   8/01/2034     2,472
  5,265     Carlsbad USD (INS)                                           5.00     10/01/2034     5,844
  3,000     Central USD (INS)                                            5.50      8/01/2029     3,395
  5,000     Chula Vista                                                  5.88      1/01/2034     5,747
  6,000     City and County of San Francisco Airport
               Commission                                                4.90      5/01/2029     6,784
 12,605     Coast CCD (INS) (PRE)                                        5.48(a)   8/01/2034     4,756
  1,350     Corona-Norco USD                                             5.00      9/01/2032     1,531
  6,000     Educational Facilities Auth.                                 5.38      4/01/2034     6,805
  1,000     Educational Facilities Auth.(c)                              5.00     10/01/2037     1,170
  3,100     Educational Facilities Auth.                                 5.00     10/01/2049     3,682
  1,500     Elk Grove Finance Auth. (INS)                                5.00      9/01/2038     1,725
 15,000     Foothill/Eastern Transportation
               Corridor Agency (INS)                                     4.21(a)   1/15/2034     7,650
  7,500     Foothill/Eastern Transportation
               Corridor Agency (INS)                                     4.25(a)   1/15/2035     3,653
 18,000     Golden State Tobacco Securitization (INS)                    4.55(b)   6/01/2022    19,239
 17,000     Golden State Tobacco Securitization                          5.00      6/01/2033    16,754
    610     Health Facilities Financing Auth. (NBGA)                     5.50      1/01/2019       612
  5,000     Health Facilities Financing Auth.                            5.00      7/01/2033     5,882
  2,000     Health Facilities Financing Auth. (PRE)                      6.50     10/01/2033     2,287
  6,000     Health Facilities Financing Auth.                            5.25      4/01/2039     6,000
  1,050     Health Facilities Financing Auth. (NBGA)                     5.00      7/01/2039     1,216
  2,100     Health Facilities Financing Auth.                            5.00     11/15/2039     2,369
  7,805     Health Facilities Financing Auth. (NBGA)                     5.00      6/01/2042     8,866
  2,300     Health Facilities Financing Auth. (NBGA)                     5.00      7/01/2044     2,658
  9,310     Indio Redevelopment Agency                                   5.25      8/15/2031    10,116
    680     Infrastructure and Economic Dev. Bank                        5.63      7/01/2020       683
  1,250     Infrastructure and Economic Dev. Bank                        5.75      7/01/2030     1,255
  6,000     Inland Empire Tobacco Securitization Auth.                   5.75(b)   6/01/2026     6,191

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                                  COUPON      FINAL        VALUE
(000)       SECURITY                                                     RATE      MATURITY      (000)
--------------------------------------------------------------------------------------------------------
$ 1,000     Jurupa Public Financing Auth.                                5.00%     9/01/2042  $  1,126
  3,875     Long Beach Bond Finance Auth.                                5.00     11/15/2035     4,670
  2,000     Los Angeles County Public Works Financing Auth.              5.00     12/01/2044     2,326
  6,000     Los Angeles County Public Works Financing Auth.              5.00     12/01/2045     6,995
  9,615     Los Angeles Municipal Improvement Corp. (INS)                4.75      8/01/2032     9,646
  1,000     Los Banos Redevelopment Agency (INS) (PRE)                   5.00      9/01/2036     1,019
 10,000     Madera Redevelopment Agency                                  5.38      9/01/2038    10,824
  7,070     Marina Coast Water District (INS) (PRE)                      5.00      6/01/2037     7,125
  6,000     Modesto Irrigation District                                  5.75     10/01/2034     6,744
  3,435     Monrovia Financing Auth.                                     5.00     12/01/2045     3,989
  2,345     Monrovia Financing Auth. (INS)                               5.00     12/01/2045     2,725
  7,500     Monterey Peninsula CCD (INS)                                 5.11(a)   8/01/2029     4,077
  2,000     Mountain View Shoreline Regional Park
               Community(d)                                              5.63      8/01/2035     2,369
  1,000     Municipal Finance Auth.                                      5.00      6/01/2050     1,107
  1,500     Norco Redevelopment Agency                                   5.88      3/01/2032     1,739
  1,250     Norco Redevelopment Agency                                   6.00      3/01/2036     1,457
  5,000     Norwalk Redevelopment Agency (INS)                           5.00     10/01/2030     5,016
  3,500     Norwalk Redevelopment Agency (INS)                           5.00     10/01/2035     3,511
  7,500     Norwalk-La Mirada USD (INS)                                  5.00(a)   8/01/2030     4,755
  6,205     Oakdale Irrigation District                                  5.50      8/01/2034     6,976
  5,500     Palomar Pomerado Health (INS)                                4.89(a)   8/01/2026     4,027
 12,230     Palomar Pomerado Health (INS)                                6.05(a)   8/01/2031     7,135
  2,000     Pittsburg Successor Redevelopment Agency (INS)               5.00      9/01/2029     2,426
  4,000     Pollution Control Financing Auth.(e)                         5.25      8/01/2040     4,491
 10,000     Pollution Control Financing Auth.                            5.00     11/21/2045    10,228
  1,500     Pomona USD (INS)                                             5.00      8/01/2039     1,738
  5,470     Public Works Board                                           5.00      4/01/2031     5,491
  6,875     Public Works Board                                           5.00      4/01/2031     6,900
  5,705     Public Works Board                                           5.00      4/01/2031     5,726
 10,000     Riverside County Public Financing Auth. (INS)                4.75     10/01/2035    10,160
  2,000     Riverside County Transportation Comission                    5.25      6/01/2039     2,420
  7,115     Roseville Finance Auth.                                      5.00      2/01/2037     7,920
  2,000     Sacramento Area Flood Control Agency (INS)                   5.00     10/01/2044     2,289
  7,030     Sacramento City Financing Auth. (INS) (PRE)                  5.00     12/01/2036     7,243
 10,990     Sacramento Municipal Utility District
               Financing Auth. (INS) (PRE)                               4.75      7/01/2025    11,111
  1,020     Sacramento USD (INS)                                         5.00      7/01/2038     1,168
  2,000     San Diego County Regional Airport Auth.                      5.00      7/01/2040     2,252
  2,500     San Diego Public Facilities Financing Auth.                  5.00     10/15/2044     2,944
  1,000     San Diego Public Financing Auth. (PRE)                       5.25      5/15/2029     1,177
  3,500     San Francisco City and County Airport (PRE)                  5.25      5/01/2026     3,832
  4,360     San Francisco City and County Redevelopment
               Financing Auth. (INS)                                     4.88      8/01/2036     4,422

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                                  COUPON      FINAL        VALUE
(000)       SECURITY                                                     RATE      MATURITY      (000)
--------------------------------------------------------------------------------------------------------
$10,000     San Jose Financing Auth.                                     5.00%     6/01/2039  $ 11,539
  3,000     San Jose Redevelopment Agency (INS)                          4.45      8/01/2032     3,066
  1,500     San Luis & Delta-Mendota (INS)                               5.00      3/01/2038     1,699
  3,000     San Marcos USD Financing Auth. (INS)                         5.00      8/15/2035     3,383
  5,000     San Ramon Successor Redevelopment Agency (INS)               5.00      2/01/2038     5,721
  3,500     Santa Barbara Financing Auth.                                5.00      7/01/2029     3,911
  9,000     Santa Barbara Financing Auth.                                5.00      7/01/2039     9,950
  2,000     Santa Clara                                                  5.25      7/01/2032     2,349
  6,000     Santa Cruz County Successor Redevelopment
               Agency (INS)                                              5.00      9/01/2035     7,032
  1,750     School Finance Auth.(e)                                      5.00      8/01/2041     1,959
  2,250     School Finance Auth.(e)                                      5.00      8/01/2046     2,508
  1,750     Sierra View Local Health Care District (PRE)                 5.25      7/01/2037     1,851
  9,645     Solano CCD (INS) (PRE)                                       4.96(a)   8/01/2028     5,349
  9,735     Solano CCD (INS) (PRE)                                       5.00(a)   8/01/2030     4,869
 10,000     South Orange County Public Financing Auth. (INS)             5.00      8/15/2032    10,030
  4,000     State                                                        5.25      2/01/2030     4,788
  6,000     State                                                        4.50      8/01/2030     6,197
  5,000     State                                                        5.75      4/01/2031     5,718
  3,000     State                                                        5.00      2/01/2043     3,483
  2,500     State                                                        5.00      9/01/2045     2,989
  2,225     Statewide Communities Dev. Auth. (INS)                       4.50      2/01/2027     2,259
 11,795     Statewide Communities Dev. Auth. (NBGA)                      5.00     12/01/2027    12,559
  5,115     Statewide Communities Dev. Auth.                             5.00      5/15/2031     5,142
  4,225     Statewide Communities Dev. Auth.                             5.50      7/01/2031     4,466
 17,500     Statewide Communities Dev. Auth.                             5.25      8/01/2031    17,732
  3,370     Statewide Communities Dev. Auth.                             5.00      5/15/2032     3,388
  4,000     Statewide Communities Dev. Auth. (INS)                       4.60      2/01/2037     4,046
 13,000     Statewide Communities Dev. Auth. (NBGA)                      5.00     12/01/2037    13,808
  9,000     Statewide Communities Dev. Auth.                             5.00      5/15/2038     9,048
  3,500     Statewide Communities Dev. Auth. (NBGA) (PRE)                5.75      8/15/2038     3,917
  2,500     Statewide Communities Dev. Auth.                             5.00     11/15/2038     2,696
  2,000     Statewide Communities Dev. Auth.                             5.00      5/15/2040     2,320
  1,500     Statewide Communities Dev. Auth.                             5.00      5/15/2042     1,641
    500     Statewide Communities Dev. Auth.                             5.00     11/01/2043       577
  2,400     Statewide Communities Dev. Auth. (NBGA)                      5.00      8/01/2044     2,772
  1,500     Statewide Communities Dev. Auth.                             5.00      5/15/2047     1,630
  1,575     Temecula Valley USD (INS)                                    5.00      9/01/2040     1,780
  7,190     Tuolumne Wind Project Auth.                                  5.63      1/01/2029     8,087
  4,000     Val Verde USD (INS)                                          5.00      3/01/2029     4,407
  1,105     Val Verde USD (INS)                                          5.00      8/01/2034     1,298
  1,530     Val Verde USD (INS)                                          5.00      8/01/2035     1,790
  1,500     Val Verde USD (INS)                                          5.13      3/01/2036     1,643
  4,000     Val Verde USD (INS)                                          5.00      8/01/2044     4,619

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                                  COUPON      FINAL        VALUE
(000)       SECURITY                                                     RATE      MATURITY      (000)
--------------------------------------------------------------------------------------------------------
$ 6,267     Vallejo Sanitation and Flood Control District (INS)          5.00%     7/01/2019  $  6,577
  7,000     Vista (INS) (PRE)                                            5.00      5/01/2037     7,335
  1,250     Washington Township Health Care District                     6.00      7/01/2029     1,412
  6,080     Washington Township Health Care District                     5.00      7/01/2037     6,255
  4,585     West Kern Water District                                     5.00      6/01/2028     5,281
                                                                                              --------
                                                                                               608,455
                                                                                              --------
            GUAM (1.9%)
  1,000     Power Auth.                                                  5.00     10/01/2034     1,096
  4,000     Waterworks Auth.                                             5.50      7/01/2043     4,630
  7,000     Waterworks Auth.                                             5.00      1/01/2046     7,955
                                                                                              --------
                                                                                                13,681
                                                                                              --------
            U.S. VIRGIN ISLANDS (1.2%)
  1,805     Public Finance Auth.                                         4.00     10/01/2022     1,927
  1,500     Public Finance Auth.                                         5.00     10/01/2027     1,688
  1,500     Public Finance Auth.                                         5.00     10/01/2032     1,619
  3,000     Public Finance Auth.(e)                                      5.00      9/01/2033     3,460
                                                                                              --------
                                                                                                 8,694
                                                                                              --------
            Total Fixed-Rate Instruments (cost: $591,710)                                      630,830
                                                                                              --------

            PUT BONDS (3.5%)

            CALIFORNIA (3.5%)
 15,000     Bay Area Toll Auth.                                          1.65(f)   4/01/2036    14,811
 10,000     Twin Rivers USD (INS)                                        3.20      6/01/2041    10,016
                                                                                              --------
                                                                                                24,827
                                                                                              --------
            Total Put Bonds (cost: $25,000)                                                     24,827
                                                                                              --------

            VARIABLE-RATE DEMAND NOTES (6.3%)

            CALIFORNIA (5.7%)
  8,770     Bay Area Toll Auth. (LIQ)(e)                                 0.59      4/01/2039     8,770
  5,355     Sacramento City Financing Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(e)                             0.57     12/01/2026     5,355
 10,000     State (LIQ) (LOC - Dexia Credit Local)(e)                    0.58      8/01/2027    10,000
 15,895     Victorville Joint Powers Financing Auth.
               (LOC - BNP Paribas)                                       1.25      5/01/2040    15,895
                                                                                              --------
                                                                                                40,020
                                                                                              --------
            PUERTO RICO (0.6%)
  4,500     Sales Tax Financing Corp. (LIQ)
               (LOC - Deutsche Bank A.G.)(e)                             0.89      8/01/2054     4,500
                                                                                              --------
            Total Variable-Rate Demand Notes (cost: $44,520)                                    44,520
                                                                                              --------

            TOTAL INVESTMENTS (COST: $661,230)                                                $700,177
                                                                                              ========

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS     TOTAL
------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                                 $-            $630,830             $-   630,830
Put Bonds                                               -              24,827              -    24,827
Variable-Rate Demand Notes                              -              44,520              -    44,520
------------------------------------------------------------------------------------------------------
Total                                                  $-            $700,177             $-  $700,177
------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2015, through March 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (b) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

   (c) At March 31, 2016, the aggregate market value of securities purchased on a when-issued basis was $1,170,000.

   (d) At March 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

       approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $661,230)                              $700,177
   Cash                                                                                          1,128
   Receivables:
      Capital shares sold                                                                          505
      Interest                                                                                   7,376
                                                                                              --------
         Total assets                                                                          709,186
                                                                                              --------
LIABILITIES
   Payables:
      Securities purchased                                                                       1,150
      Capital shares redeemed                                                                      268
      Dividends on capital shares                                                                  493
   Accrued management fees                                                                         186
   Accrued transfer agent's fees                                                                     4
   Other accrued expenses and payables                                                              51
                                                                                              --------
         Total liabilities                                                                       2,152
                                                                                              --------
             Net assets applicable to capital shares outstanding                              $707,034
                                                                                              ========

NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $674,897
   Overdistribution of net investment income                                                       (20)
   Accumulated net realized loss on investments                                                 (6,790)
   Net unrealized appreciation of investments                                                   38,947
                                                                                              --------
             Net assets applicable to capital shares outstanding                              $707,034
                                                                                              ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $698,731/61,902 shares outstanding)                          $  11.29
                                                                                              ========
      Adviser Shares (net assets of $8,303/736 shares outstanding)                            $  11.28
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                            $29,397
                                                                                              -------
EXPENSES
   Management fees                                                                              2,377
   Administration and servicing fees:
      Fund Shares                                                                               1,015
      Adviser Shares                                                                               12
   Transfer agent's fees:
      Fund Shares                                                                                 156
      Adviser Shares                                                                                2
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                               20
   Custody and accounting fees:
      Fund Shares                                                                                 110
      Adviser Shares                                                                                1
   Postage:
      Fund Shares                                                                                   9
   Shareholder reporting fees:
      Fund Shares                                                                                  17
   Trustees' fees                                                                                  28
   Registration fees:
      Fund Shares                                                                                   2
   Professional fees                                                                               86
   Other                                                                                           15
                                                                                              -------
         Total expenses                                                                         3,850
                                                                                              -------
NET INVESTMENT INCOME                                                                          25,547
                                                                                              -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                                               166
  Change in net unrealized appreciation/(depreciation)                                          1,149
                                                                                              -------
         Net realized and unrealized gain                                                       1,315
                                                                                              -------
  Increase in net assets resulting from operations                                            $26,862
                                                                                              =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

-----------------------------------------------------------------------------------------------------

                                                                                    2016         2015
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $ 25,547     $ 25,637
   Net realized gain (loss) on investments                                           166       (1,193)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                               1,149       27,262
                                                                                ---------------------
   Increase in net assets resulting from operations                               26,862       51,706
                                                                                ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                (25,252)     (25,362)
      Adviser Shares                                                                (276)        (258)
                                                                                ---------------------
         Distributions to shareholders                                           (25,528)     (25,620)
                                                                                ---------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                    21,719       18,686
   Adviser Shares                                                                    339        2,080
                                                                                ---------------------
      Total net increase in net assets from capital
         share transactions                                                       22,058       20,766
                                                                                ---------------------
   Net increase in net assets                                                     23,392       46,852
NET ASSETS
   Beginning of year                                                             683,642      636,790
                                                                                ---------------------
   End of year                                                                  $707,034     $683,642
                                                                                =====================
Overdistribution of net investment income:
   End of year                                                                  $    (20)    $    (19)
                                                                                =====================

See accompanying notes to financial statements.

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA California Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments and put bonds, which are valued based on methods discussed in Note 1A1, and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

    a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,150,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $20,000. These reclassifications had no effect on net assets.

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:

                                                  2016            2015
                                               ---------------------------

Tax-exempt income                              $25,528,000     $25,620,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                                $   473,000
Accumulated capital and other losses                            (6,790,000)
Unrealized appreciation of investments                          38,947,000


Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2016, the Fund utilized capital loss carryforwards of $171,000, to offset capital gains. At March 31, 2016, the Fund had long-term capital loss carryforwards of $6,790,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $60,230,000 and $75,156,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $661,230,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $39,164,000 and $217,000, respectively, resulting in net unrealized appreciation of $38,947,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED                YEAR ENDED
                                   MARCH 31, 2016            MARCH 31, 2015
----------------------------------------------------------------------------
                                 SHARES      AMOUNT        SHARES     AMOUNT
                                 -------------------------------------------
FUND SHARES:
Shares sold                       6,098    $ 68,352         5,967   $ 66,554
Shares issued from reinvested
  dividends                       1,723      19,287         1,700     19,000
Shares redeemed                  (5,887)    (65,920)       (5,999)   (66,868)
                                 -------------------------------------------
Net increase from capital
  share transactions              1,934    $ 21,719         1,668   $ 18,686
                                 ===========================================
ADVISER SHARES:
Shares sold                         123    $  1,373           225   $  2,497
Shares issued from reinvested
  dividends                           7          79             5         54
Shares redeemed                    (100)     (1,113)          (42)*     (471)*
                                 -------------------------------------------
Net increase from capital share
  transactions                       30    $    339           188   $  2,080
                                 ===========================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets. For the year ended March 31, 2016, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper California Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 20 to 50                                          +/- 4
    +/- 51 to 100                                         +/- 5
    +/- 101 and greater                                   +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,377,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $219,000 and $2,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.02%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,015,000 and $12,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $156,000 and $2,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $20,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 479,000 Adviser Shares, which represents 65.1% of the Adviser Shares outstanding and 0.8% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                                    ------------------------------------------------------------------------
                                        2016            2015            2014            2013            2012
                                    ------------------------------------------------------------------------
Net asset value at
  beginning of period               $  11.27        $  10.83        $  11.17        $  10.71        $   9.31
                                    ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  .42             .43             .44             .44             .46
  Net realized and
    unrealized gain (loss)               .02             .44            (.34)            .46            1.41
                                    ------------------------------------------------------------------------
Total from investment
  operations                             .44             .87             .10             .90            1.87
                                    ------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.42)           (.43)           (.44)           (.44)           (.46)
  Realized capital gains                   -               -               -               -            (.01)
                                    ------------------------------------------------------------------------
Total distributions                     (.42)           (.43)           (.44)           (.44)           (.47)
                                    ------------------------------------------------------------------------
Net asset value at
  end of period                     $  11.29        $  11.27        $  10.83        $  11.17        $  10.71
                                    ========================================================================
Total return (%)*                       3.98            8.14            1.03            8.48           20.54
Net assets at end of
  period (000)                      $698,731        $675,694        $631,184        $689,365        $643,449
Ratios to average net assets:**
  Expenses (%)(a)                        .56             .57             .58             .56             .53
  Net investment income (%)             3.74            3.85            4.12            3.95            4.57
Portfolio turnover (%)                     9               4               8               4               4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $676,537,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED MARCH 31,
                                    ------------------------------------------------------------------------
                                      2016             2015            2014            2013             2012
                                    ------------------------------------------------------------------------
Net asset value at
  beginning of period               $11.26           $10.82          $11.16          $10.70           $ 9.31
                                    ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                .39              .40             .41             .41              .44
  Net realized and
    unrealized gain (loss)             .02              .44            (.34)            .46             1.40
                                    ------------------------------------------------------------------------
Total from investment
  operations                           .41              .84             .07             .87             1.84
                                    ------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.39)            (.40)           (.41)           (.41)            (.44)
  Realized capital gains                 -                -               -               -             (.01)
                                    ------------------------------------------------------------------------
Total distributions                   (.39)            (.40)           (.41)           (.41)            (.45)
                                    ------------------------------------------------------------------------
Net asset value at
  end of period                     $11.28           $11.26          $10.82          $11.16           $10.70
                                    ========================================================================
Total return (%)*                     3.73             7.86             .79            8.26            20.14
Net assets at
  end of period (000)               $8,303           $7,948          $5,606          $6,149           $8,689
Ratios to average net assets:**
  Expenses (%)(a)                      .80              .83(b)          .82             .77              .77
  Expenses, excluding
    reimbursements (%)(a)              .80              .83             .82             .77              .77
  Net investment income (%)           3.49             3.58            3.88            3.73             4.20
Portfolio turnover (%)                   9                4               8               4                4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $7,930,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE          OCTOBER 1, 2015 -
                                      OCTOBER 1, 2015         MARCH 31, 2016          MARCH 31, 2016
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,028.33                  $2.79

Hypothetical
  (5% return before expenses)             1,000.00               1,022.25                   2.78

ADVISER SHARES
Actual                                    1,000.00               1,027.16                   3.95

Hypothetical
  (5% return before expenses)             1,000.00               1,021.10                   3.94

*Expenses are equal to the annualized expense ratio of 0.55% for Fund Shares and 0.78% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.83% for Fund Shares and 2.72% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA CALIFORNIA BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA CALIFORNIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

52  | USAA CALIFORNIA BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]                                         [LOGO OF RECYCLE PAPER]
       USAA      We know what it means to serve.(R)                 10%

   =============================================================================
   40860-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA CALIFORNIA MONEY MARKET FUND]

===============================================================

         ANNUAL REPORT
         USAA CALIFORNIA MONEY MARKET FUND
         MARCH 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         15

    Financial Statements                                                      16

    Notes to Financial Statements                                             19

EXPENSE EXAMPLE                                                               28

TRUSTEES' AND OFFICERS' INFORMATION                                           30


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204974-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE CALIFORNIA MONEY MARKET FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, the Federal Reserve (the Fed) was widely expected to raise short-term interest rates. Instead, Fed policymakers continued to hold the federal funds target rate between 0% and 0.25% and reiterated that any future interest rate increases would be data dependent. The Fed continued to delay action based on concerns that slowing growth in China would expand to other economies in Europe and the United States, suggesting that an interest rate increase might come in late 2015. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. Although this action had a moderately positive impact on the interest rates of money market securities, money market funds continued to provide low absolute yields. However, investors continued to rely on them for the low risk and liquidity they offer.

    For most of the reporting period, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), remained in a narrow range--near its historical low of 0.01%. The index rose steadily during March 2016, ending the month at 0.40%, as increased supply and a decline in demand pushed yields higher.

    The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA CALIFORNIA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2016, the Fund had a total return of 0.10%, compared to an average return of 0.02% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation continued to improve during the reporting period. In July 2015, the state controller announced that for the fiscal year ending June 30, 2015, total revenues for the general fund-which is the source of most state spending-were $6.8 billion more than anticipated when the 2014-15 budget was enacted. For the first eight months of the state's 2015 fiscal year, revenues are in line with budget estimates. State revenues are benefiting from a tax initiative approved by voters in November 2012. Importantly, state legislators committed to spending cuts in recent years that are also contributing to the turnaround in California's finances. Recognizing California's fiscal progress, Standard & Poor's Ratings upgraded the state's general obligation bonds during the reporting period. On March 31, 2016, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, Inc., AA-by Standard & Poor's Ratings Services, and A+ by Fitch Ratings Inc.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus the majority of the Fund's investments in VRDNs. Since they can be sold at par value (100% of face value) upon seven days' or less notice, the VRDNs owned by the Fund provide both

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    flexibility and liquidity. They also offer the Fund a certain degree of safety because many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    In addition, we sought to enhance the Fund's yield by investing in longer maturities. Although money market yields increased during the reporting period, they remained near historic lows. As a result, these holdings did not significantly increase the Fund's yield. As always, we relied on our in-house team of analysts to help identify attractive opportunities for the Fund. They also continue to analyze and monitor every holding in the portfolio.

    We appreciate the opportunity to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA CALIFORNIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UCAXX)


--------------------------------------------------------------------------------
                                        3/31/16                     3/31/15
--------------------------------------------------------------------------------

Net Assets                           $313.2 Million              $320.2 Million
Net Asset Value Per Share                $1.00                       $1.00

Dollar-Weighted Average
Portfolio Maturity(+)                    9 Days                      11 Days


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                          10 YEARS

    0.10%                          0.03%                             0.84%


--------------------------------------------------------------------------------
                         7-DAY YIELD AS OF 3/31/16
--------------------------------------------------------------------------------

    UNSUBSIDIZED             -0.31%               SUBSIDIZED              0.01%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 3/31/15*
--------------------------------------------------------------------------------

                                   0.60%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]


                        USAA CALIFORNIA
                       MONEY MARKET FUND        iMONEYNET AVERAGE

 3/30/2015                   0.01%                     0.01%
 4/27/2015                   0.01                      0.01
 5/26/2015                   0.01                      0.01
 6/29/2015                   0.01                      0.01
 7/27/2015                   0.01                      0.01
 8/31/2015                   0.01                      0.01
 9/28/2015                   0.01                      0.01
10/26/2015                   0.01                      0.01
11/30/2015                   0.01                      0.01
12/28/2015                   0.01                      0.01
 1/25/2016                   0.01                      0.01
 2/29/2016                   0.01                      0.01
 3/28/2016                   0.01                      0.02


                                   [END CHART]

       Data represents the last Monday of each month. Ending date 3/28/16.

The graph tracks the USAA California Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)


Hospital ................................................................. 16.6%
General Obligation ....................................................... 13.7%
Education ................................................................ 13.1%
Appropriated Debt ........................................................ 10.1%
Real Estate Tax/Fee ......................................................  9.8%
Toll Roads ...............................................................  8.0%
Water/Sewer Utility ......................................................  7.2%
Special Assessment/Tax/Fee ...............................................  5.2%
Electric/Gas Utilities ...................................................  4.8%
Real Estate Development ..................................................  3.2%


                           o PORTFOLIO MIX - 3/31/16 o

                          [PIE CHART OF PORTFOLIO MIX]


VARIABLE-RATE DEMAND NOTES                                                 86.0%
FIXED-RATE INSTRUMENTS                                                     10.7%
ADJUSTABLE-RATE NOTES                                                       3.8%


                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-14.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]


                               USAA CALIFORNIA
                              MONEY MARKET FUND
03/31/06                         $10,000.00
04/30/06                          10,022.47
05/31/06                          10,048.22
06/30/06                          10,076.12
07/31/06                          10,100.74
08/31/06                          10,126.63
09/30/06                          10,152.78
10/31/06                          10,177.71
11/30/06                          10,203.36
12/31/06                          10,232.05
01/31/07                          10,256.89
02/28/07                          10,281.54
03/31/07                          10,309.46
04/30/07                          10,336.21
05/31/07                          10,365.81
06/30/07                          10,394.19
07/31/07                          10,421.14
08/31/07                          10,452.66
09/30/07                          10,478.63
10/31/07                          10,506.19
11/30/07                          10,534.18
12/31/07                          10,561.16
01/31/08                          10,584.43
02/29/08                          10,604.56
03/31/08                          10,628.54
04/30/08                          10,647.72
05/31/08                          10,668.18
06/30/08                          10,682.64
07/31/08                          10,697.10
08/31/08                          10,714.08
09/30/08                          10,742.61
10/31/08                          10,775.13
11/30/08                          10,789.01
12/31/08                          10,802.95
01/31/09                          10,811.38
02/28/09                          10,818.09
03/31/09                          10,825.16
04/30/09                          10,831.50
05/31/09                          10,837.86
06/30/09                          10,841.60
07/31/09                          10,843.37
08/31/09                          10,845.02
09/30/09                          10,846.07
10/31/09                          10,847.02
11/30/09                          10,847.42
12/31/09                          10,850.71
01/31/10                          10,850.79
02/28/10                          10,850.87
03/31/10                          10,850.97
04/30/10                          10,851.06
05/31/10                          10,851.25
06/30/10                          10,851.34
07/31/10                          10,851.43
08/31/10                          10,851.52
09/30/10                          10,851.61
10/31/10                          10,851.70
11/30/10                          10,851.79
12/31/10                          10,852.65
01/31/11                          10,852.73
02/28/11                          10,852.82
03/31/11                          10,852.91
04/30/11                          10,853.00
05/31/11                          10,853.09
06/30/11                          10,853.17
07/31/11                          10,853.27
08/31/11                          10,853.36
09/30/11                          10,853.45
10/31/11                          10,853.54
11/30/11                          10,853.63
12/31/11                          10,854.16
01/31/12                          10,855.62
02/29/12                          10,855.71
03/31/12                          10,855.80
04/30/12                          10,855.89
05/31/12                          10,855.98
06/30/12                          10,856.07
07/31/12                          10,856.16
08/31/12                          10,856.26
09/30/12                          10,856.34
10/31/12                          10,856.44
11/30/12                          10,856.53
12/31/12                          10,856.94
01/31/13                          10,857.03
02/28/13                          10,857.12
03/31/13                          10,857.21
04/30/13                          10,857.30
05/31/13                          10,857.39
06/30/13                          10,857.48
07/31/13                          10,857.57
08/31/13                          10,857.66
09/30/13                          10,857.75
10/31/13                          10,857.84
11/30/13                          10,857.94
12/31/13                          10,858.90
01/31/14                          10,858.99
02/28/14                          10,859.07
03/31/14                          10,859.16
04/30/14                          10,859.25
05/31/14                          10,859.34
06/30/14                          10,859.43
07/31/14                          10,859.52
08/31/14                          10,859.62
09/30/14                          10,859.70
10/31/14                          10,859.80
11/30/14                          10,859.89
12/31/14                          10,860.76
01/31/15                          10,860.85
02/28/15                          10,860.93
03/31/15                          10,861.03
04/30/15                          10,861.12
05/31/15                          10,861.21
06/30/15                          10,861.30
07/31/15                          10,861.39
08/31/15                          10,861.48
09/30/15                          10,861.57
10/31/15                          10,861.66
11/30/15                          10,861.75
12/31/15                          10,871.13
01/31/16                          10,871.22
02/29/16                          10,871.31
03/31/16                          10,871.40


                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:


                TAX-EXEMPT                  LONG-TERM CAPITAL
                INCOME(1,3)                GAIN DISTRIBUTIONS(2)
                -------------------------------------------------

                   100%                          $183,000
                -------------------------------------------------


(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Money Market Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

10  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    ADJUSTABLE-RATE NOTES - Similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ABAG      Association of Bay Area Governments
    IDA       Industrial Development Authority/Agency
    SPEAR     Short Puttable Exempt Adjustable Receipts

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Deutsche Bank A.G., JPMorgan Chase Bank, N.A., or Wells Fargo & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

12  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON         FINAL             VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (86.0%)

              CALIFORNIA (86.0%)
$ 9,310       ABAG Finance Auth. for Nonprofit Corps.
                (LOC - KBC Bank N.V.)                                       0.68%       5/15/2035        $  9,310
  3,700       Alameda County IDA (LOC - Bank of the West)                   0.44       12/01/2040           3,700
  5,500       Alameda County IDA (LOC - Comerica Bank, N.A.)                0.52       12/01/2040           5,500
  8,400       Anaheim Public Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                               0.60        9/01/2030           8,400
 25,000       Bay Area Toll Auth. (LOC - Bank of
                Tokyo-Mitsubishi UFJ, Ltd.)                                 0.45        4/01/2045          25,000
  5,080       Chino Basin Regional Financing Auth.
                (LOC - Sumitomo Mitsui Banking Corp.)                       0.41        6/01/2032           5,080
 10,000       Enterprise Dev. Auth. (LOC - Federal Home
                Loan Bank of San Francisco)(a)                              0.43       12/01/2042          10,000
 14,950       Health Facilities Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                          0.41        7/01/2033          14,950
  4,765       Infrastructure and Economic Dev. Bank
                (LOC - Federal Home Loan Bank of San Francisco)(a)          0.42       12/01/2040           4,765
  7,905       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                  0.38        9/02/2032           7,905
 14,457       Irvine (LOC - Sumitomo Mitsui Banking Corp.)                  0.38        9/02/2050          14,457
  9,900       Irvine Assessment District (LOC - Sumitomo
                Mitsui Banking Corp.)                                       0.38        9/02/2025           9,900
  5,490       Loma Linda (LOC - Union Bank of California, N.A.)             0.35        6/01/2025           5,490
 10,100       Long Beach Health Facility                                    0.40       10/01/2016          10,100
  6,085       Los Angeles (LOC - U.S. Bank, N.A.)                           0.29        8/01/2035           6,085
  8,735       Municipal Finance Auth. (LOC - Comerica Bank, N.A.)           0.52        1/01/2040           8,735
  1,225       Novato (LOC - Bank of the West)                               0.48       10/01/2032           1,225
 23,070       Pasadena (LOC - Bank of America, N.A.)                        0.39        2/01/2035          23,070
  3,200       Pollution Control Financing Auth.
                (LOC - Bank of the West)                                    0.33       11/01/2019           3,200
  1,690       Pollution Control Financing Auth.
                (LOC - Comerica Bank, N.A.)                                 0.49       12/01/2030           1,690
  6,320       Rancho Water District (LOC - Wells
                Fargo Bank, N.A.)                                           0.38        9/01/2028           6,320
  5,000       Riverside (LOC - Bank of America, N.A.)                       0.39        3/01/2037           5,000
 15,000       Riverside Electric Public Utilities
                (LOC - Barclays Bank PLC)                                   0.38       10/01/2029          15,000
  3,395       Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                               0.63       12/01/2033           3,395
  6,250       San Diego County (LOC - Comerica Bank, N.A.)                  0.42        1/01/2023           6,250
  3,200       San Diego County (LOC - Wells Fargo Bank, N.A.)               0.43        9/01/2030           3,200

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON         FINAL             VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$10,338       SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                     0.70%       8/01/2031        $ 10,338
  8,122       SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                     0.70        8/01/2041           8,122
  2,500       State (LOC - U.S. Bank, N.A.)                                 0.40        5/01/2033           2,500
  4,805       Statewide Communities Dev. Auth. (LIQ)(a)                     0.60       10/01/2020           4,805
  3,450       Statewide Communities Dev. Auth.
                (LOC - Comerica Bank, N.A.)                                 0.42       12/01/2024           3,450
  6,600       Statewide Communities Dev. Auth.                              0.37       11/01/2030           6,600
 11,865       Statewide Communities Dev. Auth. (LIQ)
                (LOC - Wells Fargo & Co.)(a)                                0.44       10/01/2036          11,865
  4,000       Statewide Communities Dev. Auth.                              0.38        4/01/2038           4,000
                                                                                                         --------
                                                                                                          269,407
                                                                                                         --------
              Total Variable-Rate Demand Notes (cost: $269,407)                                           269,407
                                                                                                         --------

              FIXED-RATE INSTRUMENTS (10.7%)

              CALIFORNIA (10.7%)
 12,000       San Diego County Water Auth.                                  0.06        4/06/2016          12,000
  5,100       State (LOC - U.S. Bank, N.A.)                                 0.05        4/05/2016           5,100
  4,800       State (LOC - U.S. Bank, N.A.)                                 0.05        5/05/2016           4,800
 11,600       Statewide Communities Dev. Auth.                              0.12        5/18/2016          11,600
                                                                                                         --------
                                                                                                           33,500
                                                                                                         --------
              Total Fixed-Rate Instruments (cost: $33,500)                                                 33,500
                                                                                                         --------

              ADJUSTABLE-RATE NOTES (3.8%)

              CALIFORNIA (3.8%)
 12,000       Golden Empire Schools Financing Auth.
                (cost: $12,000)                                             0.60        5/01/2016          12,000
                                                                                                         --------

              TOTAL INVESTMENTS (COST: $314,907)                                                         $314,907
                                                                                                         ========

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)             (LEVEL 2)          (LEVEL 3)
                                        QUOTED PRICES     OTHER SIGNIFICANT        SIGNIFICANT
                                    IN ACTIVE MARKETS            OBSERVABLE       UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS                INPUTS             INPUTS              TOTAL
-----------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                        $-               $269,407                 $-           $269,407
Fixed-Rate Instruments                             -                 33,500                  -             33,500
Adjustable-Rate Notes                              -                 12,000                  -             12,000
-----------------------------------------------------------------------------------------------------------------
Total                                             $-               $314,907                 $-           $314,907
-----------------------------------------------------------------------------------------------------------------

================================================================================

14  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at March 31, 2016, for federal income tax purposes, was $314,907,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)             $314,907
   Cash                                                                                  444
   Receivables:
       Capital shares sold                                                             8,087
       USAA Asset Management Company (Note 4D)                                             5
       Interest                                                                           60
                                                                                    --------
           Total assets                                                              323,503
                                                                                    --------
LIABILITIES
   Payables:
       Securities purchased                                                            9,001
       Capital shares redeemed                                                         1,193
       Dividends on capital shares                                                         4
   Accrued management fees                                                                83
   Accrued transfer agent's fees                                                          23
   Other accrued expenses and payables                                                    47
                                                                                    --------
           Total liabilities                                                          10,351
                                                                                    --------
              Net assets applicable to capital shares outstanding                   $313,152
                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $313,072
   Accumulated net realized gain on investments                                           80
                                                                                    --------
              Net assets applicable to capital shares outstanding                   $313,152
                                                                                    ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                      313,065
                                                                                    ========
   Net asset value, redemption price, and offering price per share                  $   1.00
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

16  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                  $    306
                                                                                    --------
EXPENSES
   Management fees                                                                       984
   Administration and servicing fees                                                     312
   Transfer agent's fees                                                                 366
   Custody and accounting fees                                                           100
   Postage                                                                                14
   Shareholder reporting fees                                                             18
   Trustees' fees                                                                         27
   Professional fees                                                                      84
   Other                                                                                  10
                                                                                    --------
      Total expenses                                                                   1,915
   Expenses reimbursed                                                                (1,640)
                                                                                    --------
      Net expenses                                                                       275
                                                                                    --------
NET INVESTMENT INCOME                                                                     31
                                                                                    --------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                     339
                                                                                    --------
   Increase in net assets resulting from operations                                 $    370
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                  2016            2015
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $      31       $     31
   Net realized gain on investments                                  339              1
                                                               ------------------------
       Increase in net assets resulting from operations              370             32
                                                               ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (31)           (31)
   Net realized gains                                               (259)           (22)
                                                               ------------------------
       Distributions to shareholders                                (290)           (53)
                                                               ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     211,269        174,108
   Reinvested dividends                                              288             53
   Cost of shares redeemed                                      (218,650)      (170,412)
                                                               ------------------------
       Increase (decrease) in net assets from capital
           share transactions                                     (7,093)         3,749
                                                               ------------------------
   Net increase (decrease) in net assets                          (7,013)         3,728

NET ASSETS
   Beginning of year                                             320,165        316,437
                                                               ------------------------
   End of year                                                 $ 313,152       $320,165
                                                               ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   211,269        174,108
   Shares issued for dividends reinvested                            288             53
   Shares redeemed                                              (218,650)      (170,412)
                                                               ------------------------
       Increase (decrease) in shares outstanding                  (7,093)         3,749
                                                               ========================

See accompanying notes to financial statements.

================================================================================

18  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA California Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

20  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

22  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:

                                                        2016              2015
                                                      ---------------------------
Ordinary income*                                      $ 76,000            $     -
Tax-exempt income                                       31,000             31,000
Long-term realized capital gain                        183,000             22,000
                                                      --------            -------
   Total distributions paid                           $290,000            $53,000
                                                      ========            =======

As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                            $ 3,000
Undistributed long-term capital gains                                       80,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $984,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $312,000.

================================================================================

24  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $366,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2016, the Fund incurred reimbursable expenses of $1,640,000, of which $5,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

(6) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

(7) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The Fund currently intends to qualify as a Retail MMF no later than October 14, 2016, and in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

26  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MARCH 31,
                                ---------------------------------------------------------------------
                                   2016            2015         2014             2013           2012
                                ---------------------------------------------------------------------
Net asset value at
  beginning of period           $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                ---------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)           .00            .00            .00             .00            .00
  Net realized and
    unrealized gain(a)               .00            .00            .00             .00            .00
                                ---------------------------------------------------------------------
Total from investment
  operations(a)                      .00            .00            .00             .00            .00
                                ---------------------------------------------------------------------
Less distributions from:
  Net investment income(a)          (.00)          (.00)          (.00)           (.00)          (.00)
  Realized capital gains(a)         (.00)          (.00)          (.00)           (.00)          (.00)
                                ---------------------------------------------------------------------
Total distributions(a)              (.00)          (.00)          (.00)           (.00)          (.00)
                                ---------------------------------------------------------------------
Net asset value at
  end of period                 $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                =====================================================================
Total return (%)*,(c)                .10            .02            .02             .01            .03(b)
Net assets at
  end of period (000)           $313,152       $320,165       $316,437        $329,421       $328,917
Ratios to average
  net assets:**
  Expenses (%)(c),(d)                .09            .12            .18             .32            .31(b)
  Expenses, excluding
    reimbursements (%)(d)            .61            .60            .58             .57            .58(b)
  Net investment income (%)          .01            .01            .01             .01            .02

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $312,110,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $42,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Effective November 9, 2009, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

================================================================================

28  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                    BEGINNING               ENDING                 DURING PERIOD*
                                  ACCOUNT VALUE          ACCOUNT VALUE            OCTOBER 1, 2015 -
                                  OCTOBER 1, 2015        MARCH 31, 2016            MARCH 31, 2016
                                  -----------------------------------------------------------------
<S.
Actual                               $1,000.00              $1,000.91                   $0.40

Hypothetical
  (5% return before expenses)         1,000.00               1,024.60                    0.40

*Expenses are equal to the Fund's annualized expense ratio of 0.08%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.09% for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

30  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

34  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

36  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA         We know what it means to serve.(R)            10%

   =============================================================================
   40861-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA GLOBAL EQUITY INCOME FUND]

===============================================================

         ANNUAL REPORT
         USAA GLOBAL EQUITY INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES
         MARCH 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         20

    Financial Statements                                                      21

    Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                               41

TRUSTEES' AND OFFICERS' INFORMATION                                           43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

231002-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) SEEKS TOTAL RETURN WITH AN EMPHASIS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund's equity investments may include common stocks, depositary receipts, real estate investment trusts (REITs), other investment companies, including exchange-traded funds (ETFs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund's management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, the Fund expects to invest at least 40% of its assets in foreign securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in foreign securities).

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    STEPHAN KLAFFKE, CFA
    DAN DENBOW, CFA
    JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2016, the benchmark return was relatively flat for the Fund's inaugural period. As the Fund began operations in August 2015, fears around Chinese economic growth impacted the global markets, with an especially large impact on commodity-related investments. The downward turn in sentiment occurred in the wake of China's devaluation of their currency, the renminbi, which took place in August 2015. The currency devaluation and associated decision to reduce the renminbi's tight link to the U.S. dollar spotlighted the challenges China faces in maintaining acceptable economic growth rates as it attempts to rebalance its economy, and raised fears of a global currency war. Oil prices also declined due to concerns about increasing supply. Equities eventually regained some of their losses after the renminbi stabilized, and traded more or less in a range for the remainder of 2015.

    Volatility in financial markets exploded at the beginning of 2016. Concerns about China's policy with regard to its currency, diverging global central bank policies as the Federal Reserve (the Fed) began to raise interest rates, disappointing economic reports, weakening global trade, a further decline in oil prices, higher high-yield credit spreads, and impacts from the strength of the U.S. dollar dominated the headlines. Global equity markets swooned. Against this backdrop, expectations with respect to the Fed's

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    next interest rate increase were extended, even as central banks overseas were engaged in increased efforts to stimulate their economies. In February 2016, equities began to recover on the back of supportive central banks and a rebound in oil prices off their January 2016 lows.

    Europe presented a mixed picture over the reporting period, with generally good economic data offset by terrorist activity, the continued influx of refugees from Syria and South Sudan into European countries, and concerns that Britain may pull out of the Eurozone. The possibility that Britain may pull out of the European Union (EU) is the most immediate concern for the global markets, with a referendum vote on EU membership to be held on June 23, 2016. The vote is too close to call at this writing. Global markets would likely sell off if Britain votes to pull out of the EU, and we will continue to monitor the situation.

o HOW DID THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund commenced operations on August 7, 2015. The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period of August 7, 2015, through March 31, 2016, the Fund Shares and Institutional Shares had a total return of -5.35% and -5.32%. This compares to returns of 0.19% for the MSCI World High Dividend Yield Index (the Index) and -3.06% for the Lipper Global Equity Income Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    The Fund focuses on income-oriented equities globally, and will normally have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the Fund will generally be somewhat lower than the benchmark. However, our view is that a focus on dividend growth should provide an improved total return profile as we invest within the dividend stock universe.

    The Fund's performance versus the benchmark for the abbreviated annual period was notably impacted by the fact that we launched operations in the midst of extreme market volatility, which disadvantaged some of our initial trades. In sector terms, financials were the biggest detractor from relative performance, in particular banks. The Fund's U.S. bank holdings underperformed as the outlook for a slower pace of Fed rate increases led to lower expectations for margin improvement. Concerns about exposure to the energy sector weighed on performance as well. The Fund's international bank positions also suffered from concerns around a lack of margin improvement and credit exposures.

    The Fund was slightly overweight in U.S. equities during the reporting period. In regional terms, the Fund's worst-performing areas relative to the benchmark were the United States, Italy and Australia, in each case, driven largely by the Fund's exposure to stocks within the financials sector. The Fund's best- performing areas relative to the benchmark were Canada led by selection within the materials sector, the United Kingdom led by selection within the materials and utilities sectors and an underweight position in the healthcare sector, and Japan led by an underweight position in the industrials sector and overweight position in the telecommunication services sector.

    In terms of individual investments, the most significant detractors from relative performance included two holdings within the financials sector, Italian bank UniCredit S.p.A (UniCredit) and United Kingdom bank HSBC Holdings plc (HSBC Holdings). UniCredit was negatively impacted by concerns over credit exposures and a government proposal that could force further writedowns in their portfolio. HSBC Holdings was negatively impacted by concerns about its ability to reduce expenses, as well as by credit deterioration in Asia and Latin America. An underweight in

================================================================================

4  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    McDonald's Corp. also detracted from relative performance, as the stock benefited from improved company operations under new management and favorable comparable store sales driven by the move to offer breakfast all day.

    On the positive side, a position in General Electric Co. outperformed as the company realigned its portfolio, selling a number of financial assets at better-than-expected prices in order to refocus on its growth-oriented industrial segments. A position in Microsoft Corp. added to performance as the company's shares benefitted from the successful launch of Windows 10 and growth in its cloud-based business. Shares of telecommunications giant Verizon Communications, Inc. also outperformed, on the back of subscriber metrics that have exceeded expectations.

    Looking forward, we believe the equity market will continue to face questions on the ability of the global economy to sustain meaningful growth. While the United States appears to be maintaining its modest growth rate and Europe has shown signs of improvement, China's ability to stabilize growth is uncertain. We will continue to look for opportunities to build a portfolio of quality companies that can provide attractive dividend income and total return to shareholders.

    We appreciate the opportunity to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL EQUITY INCOME FUND SHARES* (FUND SHARES)
(Ticker Symbol: UGEIX)


--------------------------------------------------------------------------------
                                                                      3/31/16
--------------------------------------------------------------------------------

Net Assets                                                         $42.1 Million
Net Asset Value Per Share                                             $9.39


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 8/7/15**

                                   -5.35%


--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 8/7/15***
--------------------------------------------------------------------------------

                                   1.11%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Fund Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratio is reported in the Fund's prospectus dated August 7, 2015, and is based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 7, 2016. If the total annual operating expense ratio of the Fund Shares is lower than 1.20%, the Fund Shares will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                       MSCI WORLD         LIPPER GLOBAL        USAA GLOBAL
                     HIGH DIVIDEND        EQUITY INCOME       EQUITY INCOME
                      YIELD INDEX          FUNDS INDEX         FUND SHARES

07/31/15             $10,000.00             $10,000.00         $10,000.00
08/31/15               9,398.61               9,429.12           9,350.00
09/30/15               9,159.15               9,182.62           9,030.00
10/31/15               9,866.73               9,759.31           9,650.00
11/30/15               9,719.34               9,676.75           9,510.00
12/31/15               9,581.12               9,537.00           9,316.28
01/31/16               9,247.14               9,219.54           8,935.21
02/29/16               9,312.39               9,183.69           8,915.15
03/31/16               9,942.16               9,733.62           9,464.71


                                   [END CHART]

                       Data from 7/31/15 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Shares to the following benchmarks:

o The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Lipper Global Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Equity Income Funds category.

*The performance of the Lipper Global Equity Income Funds Index and the MSCI World High Dividend Yield Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL EQUITY INCOME FUND INSTITUTIONAL SHARES* (INSTITUTIONAL SHARES) (Ticker Symbol: UIGEX)


--------------------------------------------------------------------------------
                                                                      3/31/16
--------------------------------------------------------------------------------

Net Assets                                                         $4.7 Million
Net Asset Value Per Share                                             $9.39


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/16
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/7/15**

                                   -5.32%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 8/7/15***
--------------------------------------------------------------------------------

                                   0.93%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratio is reported in the Fund's prospectus dated August 7, 2015, and is based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 7, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                     MSCI WORLD       LIPPER GLOBAL          USAA GLOBAL
                    HIGH DIVIDEND     EQUITY INCOME      EQUITY INCOME FUND
                     YIELD INDEX       FUNDS INDEX      INSTITUTIONAL SHARES

07/31/15             $10,000.00         $10,000.00           $10,000.00
08/31/15               9,398.61           9,429.12             9,350.00
09/30/15               9,159.15           9,182.62             9,030.00
10/31/15               9,866.73           9,759.31             9,660.00
11/30/15               9,719.34           9,676.75             9,520.00
12/31/15               9,581.12           9,537.00             9,322.75
01/31/16               9,247.14           9,219.54             8,941.82
02/29/16               9,312.39           9,183.69             8,911.75
03/31/16               9,942.16           9,733.62             9,467.86


                                   [END CHART]

                       Data from 7/31/15 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the MSCI World High Dividend Yield Index and the Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 3/31/16 o
                                (% of Net Assets)


Johnson & Johnson ........................................................ 3.2%
AbbVie, Inc. ............................................................. 3.0%
Siemens AG  .............................................................. 2.9%
Royal Dutch Shell plc "A" ................................................ 2.7%
General Electric Co. ..................................................... 2.7%
Nestle S.A. .............................................................. 2.6%
Cisco Systems, Inc. ...................................................... 2.6%
Chevron Corp. ............................................................ 2.6%
Procter & Gamble Co. ..................................................... 2.5%
Merck & Co., Inc. ........................................................ 2.3%


You will find a complete list of securities that the Fund owns on pages 14-19.

*Excludes money market instruments.

================================================================================

10  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                         o SECTOR ALLOCATION - 3/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]


HEALTH CARE                                                               17.2%
ENERGY                                                                    12.2%
FINANCIALS                                                                11.3%
CONSUMER STAPLES                                                          11.2%
INDUSTRIALS                                                                8.6%
INFORMATION TECHNOLOGY                                                     8.2%
UTILITIES                                                                  6.8%
TELECOMMUNICATION SERVICES                                                 5.2%
CONSUMER DISCRETIONARY                                                     5.0%
MATERIALS                                                                  4.6%
MONEY MARKET INSTRUMENTS                                                  11.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-19.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal period ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal period ended March 31, 2016:


                 DIVIDEND RECEIVED
                DEDUCTION (CORPORATE         QUALIFIED INTEREST
                  SHAREHOLDERS)(1)                 INCOME
                -------------------------------------------------

                       100%                        $3,000
                -------------------------------------------------


(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal period ended March 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Equity Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 7, 2015 (commencement of operations) to March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Equity Income Fund at March 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from August 7, 2015 (commencement of operations) to March 31, 2016, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------------
                                                                                MARKET
NUMBER                                                                           VALUE
OF SHARES     SECURITY                                                           (000)
--------------------------------------------------------------------------------------
              EQUITY SECURITIES (90.3%)

              COMMON STOCKS (90.3%)

              CONSUMER DISCRETIONARY (5.0%)
              -----------------------------
              ADVERTISING (0.3%)
      1,800   Omnicom Group, Inc.                                              $   150
                                                                               -------
              AUTO PARTS & EQUIPMENT (0.3%)
      3,900   Johnson Controls, Inc.                                               152
                                                                               -------
              AUTOMOBILE MANUFACTURERS (1.6%)
      5,700   Daimler AG                                                           437
     21,100   Ford Motor Co.                                                       285
                                                                               -------
                                                                                   722
                                                                               -------
              CABLE & SATELLITE (0.6%)
     19,300   Sky plc                                                              284
                                                                               -------
              HOME IMPROVEMENT RETAIL (1.0%)
     88,500   Kingfisher plc                                                       479
                                                                               -------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
      4,300   Carnival Corp.                                                       227
                                                                               -------
              RESTAURANTS (0.7%)
      2,700   McDonald's Corp.                                                     339
                                                                               -------
              Total Consumer Discretionary                                       2,353
                                                                               -------
              CONSUMER STAPLES (11.2%)
              ------------------------
              HOUSEHOLD PRODUCTS (2.5%)
     14,400   Procter & Gamble Co.                                               1,185
                                                                               -------
              PACKAGED FOODS & MEAT (3.1%)
      6,500   B&G Foods, Inc.                                                      226
     16,600   Nestle S.A.                                                        1,241
                                                                               -------
                                                                                 1,467
                                                                               -------
              PERSONAL PRODUCTS (2.0%)
     20,400   Unilever N.V.                                                        914
                                                                               -------
              SOFT DRINKS (0.4%)
      4,500   Coca-Cola Co.                                                        209
                                                                               -------

================================================================================

14  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
NUMBER                                                                           VALUE
OF SHARES     SECURITY                                                           (000)
--------------------------------------------------------------------------------------
              TOBACCO (3.2%)
      4,900   Altria Group, Inc.                                               $   307
      5,600   British American Tobacco plc                                         329
      5,300   Imperial Tobacco Group plc                                           294
      4,500   Philip Morris International, Inc.                                    441
      2,000   Reynolds American, Inc.                                              101
                                                                               -------
                                                                                 1,472
                                                                               -------
              Total Consumer Staples                                             5,247
                                                                               -------
              ENERGY (12.2%)
              --------------
              INTEGRATED OIL & GAS (11.0%)
     12,900   Chevron Corp.                                                      1,230
      9,400   Exxon Mobil Corp.                                                    786
     12,200   Occidental Petroleum Corp.                                           835
     17,354   Repsol S.A.                                                          196
     52,499   Royal Dutch Shell plc "A"                                          1,270
      4,700   Royal Dutch Shell plc ADR "A"                                        228
     13,000   Total S.A.                                                           592
                                                                               -------
                                                                                 5,137
                                                                               -------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
      2,900   Schlumberger Ltd.                                                    214
                                                                               -------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
        983   California Resources Corp.                                             1
      8,200   ConocoPhillips                                                       330
                                                                               -------
                                                                                   331
                                                                               -------
              Total Energy                                                       5,682
                                                                               -------
              FINANCIALS (11.3%)
              ------------------
              CONSUMER FINANCE (0.7%)
     11,615   Synchrony Financial*                                                 333
                                                                               -------
              DIVERSIFIED BANKS (7.3%)
     29,700   Australia and New Zealand Banking Group Ltd.                         534
      8,100   Canadian Imperial Bank of Commerce                                   605
     34,600   DBS Group Holdings Ltd.                                              395
     56,700   HSBC Holdings plc                                                    354
     10,200   JPMorgan Chase & Co.                                                 604
      8,800   Royal Bank of Canada                                                 507
    111,200   UniCredit S.p.A.                                                     401
                                                                               -------
                                                                                 3,400
                                                                               -------
              LIFE & HEALTH INSURANCE (0.5%)
      4,900   MetLife, Inc.                                                        215
                                                                               -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
NUMBER                                                                           VALUE
OF SHARES     SECURITY                                                           (000)
--------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (1.2%)
     24,400   AXA S.A.                                                         $   574
                                                                               -------
              REGIONAL BANKS (1.6%)
     11,400   BB&T Corp.                                                           379
      4,600   PNC Financial Services Group, Inc.                                   389
                                                                               -------
                                                                                   768
                                                                               -------
              Total Financials                                                   5,290
                                                                               -------
              HEALTH CARE (17.2%)
              -------------------
              BIOTECHNOLOGY (3.5%)
     25,100   AbbVie, Inc.                                                       1,434
      2,400   Gilead Sciences, Inc.                                                220
                                                                               -------
                                                                                 1,654
                                                                               -------
              HEALTH CARE EQUIPMENT (0.8%)
      4,600   Medtronic plc                                                        345
                                                                               -------
              PHARMACEUTICALS (12.9%)
     11,900   GlaxoSmithKline plc                                                  241
      5,800   GlaxoSmithKline plc ADR                                              235
     14,000   Johnson & Johnson                                                  1,515
     20,100   Merck & Co., Inc.                                                  1,064
     12,000   Novartis AG                                                          870
     32,500   Pfizer, Inc.                                                         963
      3,700   Roche Holding AG                                                     911
      3,100   Sanofi                                                               250
                                                                               -------
                                                                                 6,049
                                                                               -------
              Total Health Care                                                  8,048
                                                                               -------
              INDUSTRIALS (8.6%)
              ------------------
              AEROSPACE & DEFENSE (0.8%)
     20,400   BAE Systems plc                                                      149
      2,000   Raytheon Co.                                                         246
                                                                               -------
                                                                                   395
                                                                               -------
              CONSTRUCTION & ENGINEERING (0.7%)
      4,300   Vinci S.A.                                                           320
                                                                               -------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
      5,600   Eaton Corp. plc                                                      350
                                                                               -------
              ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
      4,800   Republic Services, Inc.                                              229
                                                                               -------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
      1,400   Adecco S.A.                                                           91
                                                                               -------

================================================================================

16  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
NUMBER                                                                           VALUE
OF SHARES     SECURITY                                                           (000)
--------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (5.6%)
     39,468   General Electric Co.                                             $ 1,255
     13,000   Siemens AG                                                         1,378
                                                                               -------
                                                                                 2,633
                                                                               -------
              Total Industrials                                                  4,018
                                                                               -------
              INFORMATION TECHNOLOGY (8.2%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (2.6%)
     43,300   Cisco Systems, Inc.                                                1,233
                                                                               -------
              SEMICONDUCTORS (3.2%)
     21,100   Intel Corp.                                                          682
     11,400   QUALCOMM, Inc.                                                       583
      4,000   Texas Instruments, Inc.                                              230
                                                                               -------
                                                                                 1,495
                                                                               -------
              SYSTEMS SOFTWARE (1.5%)
     12,700   Microsoft Corp.                                                      701
                                                                               -------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
        200   Samsung Electronics Co. Ltd.                                         229
      5,500   Seagate Technology plc                                               190
                                                                               -------
                                                                                   419
                                                                               -------
              Total Information Technology                                       3,848
                                                                               -------
              MATERIALS (4.6%)
              ----------------
              COMMODITY CHEMICALS (0.5%)
      2,800   LyondellBasell Industries N.V. "A"                                   240
                                                                               -------
              DIVERSIFIED CHEMICALS (1.3%)
      2,600   BASF SE                                                              196
     30,700   Huntsman Corp.                                                       409
                                                                               -------
                                                                                   605
                                                                               -------
              DIVERSIFIED METALS & MINING (1.7%)
     31,600   Freeport-McMoRan, Inc.                                               327
     14,200   Rio Tinto Ltd.                                                       464
                                                                               -------
                                                                                   791
                                                                               -------
              GOLD (0.5%)
     13,800   Goldcorp, Inc.                                                       224
                                                                               -------
              PAPER PACKAGING (0.6%)
      5,200   Bemis Co., Inc.                                                      269
                                                                               -------
              Total Materials                                                    2,129
                                                                               -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
NUMBER                                                                           VALUE
OF SHARES     SECURITY                                                           (000)
--------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (5.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.6%)
      8,700   AT&T, Inc.                                                       $   341
      4,400   Nippon Telegraph & Telephone Corp.                                   190
     40,900   Singapore Telecommunications Ltd.                                    116
     20,000   TeliaSonera AB                                                       104
      8,900   Verizon Communications, Inc.                                         481
                                                                               -------
                                                                                 1,232
                                                                               -------
              WIRELESS TELECOMMUNICATION SERVICES (2.6%)
      9,000   NTT DOCOMO, Inc.                                                     204
      8,500   Rogers Communications, Inc.                                          340
    209,900   Vodafone Group plc                                                   667
                                                                               -------
                                                                                 1,211
                                                                               -------
              Total Telecommunication Services                                   2,443
                                                                               -------
              UTILITIES (6.8%)
              ----------------
              ELECTRIC UTILITIES (4.9%)
      3,500   American Electric Power Co., Inc.                                    232
      2,700   Duke Energy Corp.                                                    218
      5,800   Edison International                                                 417
     32,000   EDP-Energias de Portugal S.A.                                        114
    140,400   Enel S.p.A.                                                          623
      1,900   NextEra Energy, Inc.                                                 225
     12,300   PPL Corp.                                                            468
                                                                               -------
                                                                                 2,297
                                                                               -------
              MULTI-UTILITIES (1.9%)
     41,500   E.ON SE                                                              398
     27,800   National Grid plc                                                    394
      1,100   National Grid plc ADR                                                 79
                                                                               -------
                                                                                   871
                                                                               -------
              Total Utilities                                                    3,168
                                                                               -------
              Total Common Stocks                                               42,226
                                                                               -------
              Total Equity Securities (cost: $43,209)                           42,226
                                                                               -------

              MONEY MARKET INSTRUMENTS (11.4%)

              MONEY MARKET FUNDS (11.4%)
  5,323,089   State Street Institutional Liquid Reserves Fund
                Premier Class, 0.44%(a) (cost: $5,323)                           5,323
                                                                               -------

              TOTAL INVESTMENTS (COST: $48,532)                                $47,549
                                                                               =======

================================================================================

18  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------
                                  (LEVEL 1)           (LEVEL 2)         (LEVEL 3)
                              QUOTED PRICES   OTHER SIGNIFICANT       SIGNIFICANT
                          IN ACTIVE MARKETS          OBSERVABLE      UNOBSERVABLE
ASSETS                 FOR IDENTICAL ASSETS              INPUTS            INPUTS       TOTAL
---------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                     $42,226                  $-                $-     $42,226
Money Market Instruments:
  Money Market Funds                  5,323                   -                 -       5,323
---------------------------------------------------------------------------------------------
Total                               $47,549                  $-                $-     $47,549
---------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 7, 2015, through March 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 40.1% of net assets at March 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at March 31, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $48,532)                $47,549
   Cash denominated in foreign currencies (identified cost of $154)                158
   Receivables:
       Capital shares sold                                                         111
       USAA Asset Management Company (Note 6C)                                      57
       USAA Transfer Agency Company (Note 6D)                                        1
       Dividends and interest                                                      151
                                                                               -------
          Total assets                                                          48,027
                                                                               -------
LIABILITIES
   Payables:
       Securities purchased                                                      1,108
       Capital shares redeemed                                                      67
   Accrued management fees                                                          19
   Accrued transfer agent's fees                                                     2
   Other accrued expenses and payables                                              56
                                                                               -------
          Total liabilities                                                      1,252
                                                                               -------
              Net assets applicable to capital shares outstanding              $46,775
                                                                               =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $48,412
   Accumulated undistributed net investment income                                  27
   Accumulated net realized loss on investments                                   (687)
   Net unrealized depreciation of investments                                     (983)
   Net unrealized appreciation of foreign currency translations                      6
                                                                               -------
              Net assets applicable to capital shares outstanding              $46,775
                                                                               =======
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $42,080/4,483 shares outstanding)            $  9.39
                                                                               =======
       Institutional Shares (net assets of $4,695/500 shares outstanding)      $  9.39
                                                                               =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Period ended March 31, 2016*

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $33)                            $   796
   Interest                                                                          5
                                                                               -------
       Total income                                                                801
                                                                               -------
EXPENSES
   Management fees                                                                 121
   Administration and servicing fees:
       Fund Shares                                                                  32
       Institutional Shares                                                          3
   Transfer agent's fees:
       Fund Shares                                                                  19
       Institutional Shares                                                          3
   Custody and accounting fees:
       Fund Shares                                                                  41
       Institutional Shares                                                          5
   Postage:
       Fund Shares                                                                   1
   Shareholder reporting fees:
       Fund Shares                                                                   6
   Trustees' fees                                                                   16
   Registration fees:
       Fund Shares                                                                  27
       Institutional Shares                                                         18
   Professional fees                                                                49
   Other                                                                             3
                                                                               -------
            Total expenses                                                         344
   Expenses reimbursed:
       Fund Shares                                                                 (37)
       Institutional Shares                                                        (20)
                                                                               -------
            Net expenses                                                           287
                                                                               -------
NET INVESTMENT INCOME                                                              514
                                                                               -------

================================================================================

22  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
       Investments                                                                (687)
       Foreign currency transactions                                              (139)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                (983)
       Foreign currency translations                                                 6
                                                                               -------
           Net realized and unrealized loss                                     (1,803)
                                                                               -------
   Decrease in net assets resulting from operations                            $(1,289)
                                                                               =======

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Period ended March 31, 2016*

--------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                                       $   514
   Net realized loss on investments                                               (687)
   Net realized loss on foreign currency transactions                             (139)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                (983)
       Foreign currency translations                                                 6
                                                                               -------
   Decrease in net assets resulting from operations                             (1,289)
                                                                               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                (310)
       Institutional Shares                                                        (38)
                                                                               -------
           Distributions to shareholders                                          (348)
                                                                               -------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  43,411
   Institutional Shares                                                          5,000
                                                                               -------
       Total net increase in net assets from capital share transactions         48,411
                                                                               -------
   Capital contribution from USAA Transfer Agency Company (Note 6D):
       Fund Shares                                                                   1
                                                                               -------
   Net increase in net assets                                                   46,775

NET ASSETS
   Beginning of Period                                                               -
                                                                               -------
   End of period                                                               $46,775
                                                                               =======
Accumulated undistributed net investment income:
   End of period                                                               $    27
                                                                               =======

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

24  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Global Equity Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return with an emphasis on current income. The Fund commenced operations on August 7, 2015.

The Fund consists of two classes of shares: Global Equity Income Fund Shares (Fund Shares) and Global Equity Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.

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26  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

        If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

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28  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the period ended March 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course

================================================================================

30  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the period ended March 31, 2016, the Fund paid CAPCO facility fees of less than $500, which represents less than 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the period ended March 31, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.

generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal period, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $139,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the period ended March 31, 2016, was as follows:


                                                                     2016
                                                                   --------
Ordinary income*                                                   $348,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed ordinary income                                       $    27,000
Accumulated capital and other losses                                   (662,000)
Unrealized depreciation of investments                               (1,002,000)


*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

32  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

At March 31, 2016, the Fund had net capital loss carryforwards of $662,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the period ended March 31, 2016, the Fund did not incur any income tax, interest or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended March 31, 2016, were $49,342,000 and $5,452,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $48,557,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, were $1,828,000 and $2,836,000, respectively, resulting in net unrealized depreciation of $1,008,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                             PERIOD ENDED
                                                            MARCH 31, 2016*
    ---------------------------------------------------------------------------
                                                      SHARES             AMOUNT
                                                      -------------------------
    FUND SHARES:
    Shares sold                                       4,678             $45,192
    Shares issued from reinvested dividends              13                 125
    Shares redeemed                                    (208)             (1,906)
                                                      -------------------------
    Net increase from capital share transactions      4,483             $43,411
                                                      =========================
    INSTITUTIONAL SHARES:
    Shares sold                                         500             $ 5,000
    Shares issued from reinvested dividends               -                   -
    Shares redeemed**                                    (-)                 (-)
                                                      -------------------------
    Net increase from capital share transactions        500             $ 5,000
                                                      =========================

    *Fund commenced operations on August 7, 2015.
    **Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the period ended March 31, 2016, there were no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the

================================================================================

34  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    performance period to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Equity Income Funds category. The performance period for the Fund commenced on August 7, 2015, and will consist of the current month plus the preceding 12 months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------

    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the period ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $121,000. Additionally, the Fund Shares and the Adviser Shares did not incur any performance adjustment.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the period ended March 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $32,000 and $3,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the period ended March 31, 2016, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 7, 2016, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.20%, and 1.10%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through August 7, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period ended March 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and Institutional Shares of $37,000 and $20,000, respectively, of which $57,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the

================================================================================

36  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the period ended March 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $19,000 and $3,000, respectively. At March 31, 2016, the Fund Shares recorded a reclassification of less than $500 for SAS adjustments to income distribution payable. Additionally, the Fund Shares recorded a capital contribution and receivable from SAS of $1,000 for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 2,500,000 Fund Shares and 500,000 Institutional Shares, which represents 55.8% of the Fund Shares outstanding, 100.0% of the Institutional Shares outstanding, and 60.2% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

As of March 31, 2016, USAA and its affiliates owned approximately 60.2% of the USAA Global Equity Income Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

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38  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                       PERIOD ENDED
                                                                                         MARCH 31,
                                                                                          2016***
                                                                                       ------------
Net asset value at beginning of period                                                    $ 10.00
                                                                                          -------
Loss from investment operations:
  Net investment income(a)                                                                    .14
  Net realized and unrealized loss(a)                                                        (.68)
                                                                                          -------
Total from investment operations(a)                                                          (.54)
                                                                                          -------
Less distributions from:
  Net investment income                                                                      (.07)
                                                                                          -------
  Net asset value at end of period                                                        $  9.39
                                                                                          =======
Total return (%)*                                                                           (5.35)
Net assets at end of period (000)                                                         $42,080
Ratios to average net assets:**
  Expenses (%)(b)                                                                            1.20
  Expenses, excluding reimbursements (%)(b)                                                  1.37
  Net investment income (%)(b)                                                               2.12
Portfolio turnover (%)                                                                         16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended March 31, 2016, average net assets were $32,643,000. *** Fund Shares commenced operations on August 7, 2015.
(a) Calculated using average shares. For the period ended March 31, 2016, average shares were 3,273,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                       PERIOD ENDED
                                                                                         MARCH 31,
                                                                                          2016***
                                                                                       ------------
Net asset value at beginning of period                                                    $10.00
                                                                                          ------
Loss from investment operations:
  Net investment income(a)                                                                   .15
  Net realized and unrealized loss(a)                                                       (.68)
                                                                                          ------
Total from investment operations(a)                                                         (.53)
                                                                                          ------
Less distributions from:
  Net investment income                                                                     (.08)
                                                                                          ------
Net asset value at end of period                                                          $ 9.39
                                                                                          ======
Total return (%)*                                                                          (5.32)
Net assets at end of period (000)                                                         $4,695
Ratios to average net assets:**
  Expenses (%)(b)                                                                           1.10
  Expenses, excluding reimbursements (%)(b)                                                 1.79
  Net investment income (%)(b)                                                              2.20
Portfolio turnover (%)                                                                        16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended March 31, 2016, average net assets were $4,547,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Calculated using average shares. For the period ended March 31, 2016, average shares were 444,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                           BEGINNING             ENDING            DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE       OCTOBER 1, 2015 -
                                        OCTOBER 1, 2015       MARCH 31, 2016       MARCH 31, 2016
                                        -----------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,048.10               $6.14

Hypothetical
  (5% return before expenses)               1,000.00             1,019.00                6.06

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,048.50                5.63

Hypothetical
  (5% return before expenses)               1,000.00             1,019.50                5.55

*Expenses are equal to the annualized expense ratio of 1.20% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.81% for Fund Shares and 4.85% for Institutional Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

42  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

44  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

48  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

50  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA         We know what it means to serve.(R)            10%

   =============================================================================
   98354-0516                                (C)2016, USAA. All rights reserved.



[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

 ============================================================

          ANNUAL REPORT
          USAA NEW YORK BOND FUND
          FUND SHARES o ADVISER SHARES
          MARCH 31, 2016
 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         25

    Financial Statements                                                      26

    Notes to Financial Statements                                             29

EXPENSE EXAMPLE                                                               43

TRUSTEES' AND OFFICERS' INFORMATION                                           45


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204975-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE NEW YORK BOND FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and New York State and New York City personal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF REGINA G. SHAFER]                          [PHOTO OF DALE R. HOFFMANN]
REGINA G. SHAFER, CPA, CFA                           DALE R. HOFFMANN*
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand as investors favored municipal bonds for their incremental yield and tax-advantaged status.

    Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets.
    The volatility in other asset classes was largely fueled by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to increase interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%.

    *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

================================================================================

2  | USAA NEW YORK BOND FUND

================================================================================

    Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate hikes in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

    Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 3.50% and 3.30%, respectively, versus an average return of 3.66% amongst the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 3.66% for the Lipper New York Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.50% and 3.31%, respectively, compared to the Lipper category average of 3.28%.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York, which has passed a series of on-time budgets, continues to be a highly rated state by credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, a self-imposed spending cap, and the maintenance of approximately $1.8 billion in "rainy day" reserves. Though New York state is projecting future budget gaps, the gaps appear to be manageable. At the end of the reporting period, the state's general obligation bonds were rated Aa1 by Moody's Investors Service, Inc., AA+ by Standard & Poor's Ratings Services, and AA+ by Fitch Ratings Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for the Fund on a bond-by-bond basis. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential pitfalls.

    Our analysts continuously monitor the portfolio's holdings. The Fund continues to be diversified by sector and issuer, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USNYX)


--------------------------------------------------------------------------------
                                                3/31/16                3/31/15
--------------------------------------------------------------------------------

Net Assets                                   $211.1 Million      $211.6 Million
Net Asset Value Per Share                       $12.28               $12.29

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.429               $0.436
Dollar-Weighted Average
Portfolio Maturity(+)                         14.6 Years           14.9 Years


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
    1 YEAR                       5 YEARS                             10 YEARS

     3.50%                        6.01%                                4.54%


--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/16             EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

             1.55%                                         0.66%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2016


--------------------------------------------------------------------------------
                TOTAL RETURN     =     DIVIDEND RETURN      +     PRICE CHANGE
--------------------------------------------------------------------------------

10 YEARS           4.54%         =         4.12%            +        0.42%
5 YEARS            6.01%         =         3.84%            +        2.17%
1 YEAR             3.50%         =         3.58%            +       -0.08%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]


--------------------------------------------------------------------------------
PERIOD
ENDING            TOTAL RETURN       DIVIDEND RETURN     CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
3/31/07              5.14%                4.25%                  0.89%
3/31/08             -0.80                 4.17                  -4.97
3/31/09             -1.37                 4.52                  -5.89
3/31/10             12.38                 4.80                   7.58
3/31/11              0.74                 4.15                  -3.41
3/31/12             14.93                 4.50                  10.43
3/31/13              6.12                 3.74                   2.38
3/31/14             -0.63                 3.70                  -4.33
3/31/15              6.76                 3.74                   3.02
3/31/16              3.50                 3.58                  -0.08

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming New York state tax
rates of:                             6.65%      6.85%        6.85%       6.85%
and assuming marginal federal tax
rates of:                            28.00%     36.80%*      38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:


PERIOD       DIVIDEND RETURN
--------------------------------------------------------------------------------

10 Years         4.12%                6.13%      7.00%        7.23%       7.81%
5 Years          3.84%                5.71%      6.52%        6.74%       7.28%
1 Year           3.58%                5.33%      6.08%        6.28%       6.79%


To match the Fund Shares' closing 30-day SEC Yield of 1.55% on 3/31/16,
A FULLY TAXABLE INVESTMENT MUST PAY:  2.31%      2.63%        2.72%       2.94%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:               10.30%     10.50%       10.50%      10.50%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:


PERIOD       DIVIDEND RETURN
-------------------------------------------------------------------------------

10 Years         4.12%                6.38%      7.28%        7.52%       8.13%
5 Years          3.84%                5.95%      6.79%        7.01%       7.58%
1 Year           3.58%                5.54%      6.33%        6.54%       7.07%

To match the Fund Shares' closing 30-day SEC Yield of 1.55% on 3/31/16,
A FULLY TAXABLE INVESTMENT MUST PAY:  2.40%      2.74%        2.83%       3.06%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.
--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BARCLAYS                USAA NEW          LIPPER NEW YORK
                      MUNICIPAL                YORK BOND          MUNICIPAL DEBT
                      BOND INDEX              FUND SHARES           FUNDS INDEX
03/31/06              $10,000.00              $10,000.00            $10,000.00
04/30/06                9,996.56                9,981.93              9,986.58
05/31/06               10,041.09               10,025.11             10,035.56
06/30/06               10,003.29                9,977.78              9,990.64
07/31/06               10,122.28               10,096.03             10,113.29
08/31/06               10,272.48               10,259.59             10,265.72
09/30/06               10,343.93               10,330.35             10,335.17
10/31/06               10,408.79               10,389.96             10,405.97
11/30/06               10,495.56               10,494.29             10,490.88
12/31/06               10,458.48               10,441.59             10,446.72
01/31/07               10,431.70               10,422.67             10,421.59
02/28/07               10,569.16               10,554.67             10,552.48
03/31/07               10,543.10               10,512.74             10,515.89
04/30/07               10,574.31               10,556.45             10,551.28
05/31/07               10,527.49               10,495.71             10,502.03
06/30/07               10,472.94               10,427.16             10,444.00
07/31/07               10,554.12               10,480.42             10,503.27
08/31/07               10,508.59               10,351.71             10,411.86
09/30/07               10,664.09               10,519.78             10,554.79
10/31/07               10,711.63               10,575.06             10,599.79
11/30/07               10,779.92               10,579.31             10,624.42
12/31/07               10,809.85               10,565.77             10,630.37
01/31/08               10,946.16               10,684.42             10,744.92
02/29/08               10,445.02               10,096.89             10,202.92
03/31/08               10,743.55               10,427.74             10,480.77
04/30/08               10,869.27               10,595.62             10,614.81
05/31/08               10,934.99               10,672.56             10,691.78
06/30/08               10,811.57               10,579.84             10,583.15
07/31/08               10,852.66               10,565.12             10,578.80
08/31/08               10,979.67               10,672.24             10,683.60
09/30/08               10,464.78               10,046.07             10,104.47
10/31/08               10,357.96                9,806.37              9,838.98
11/30/08               10,390.89                9,749.49              9,755.52
12/31/08               10,542.38                9,745.57              9,744.21
01/31/09               10,928.26               10,157.99             10,169.88
02/28/09               10,985.68               10,265.04             10,281.23
03/31/09               10,987.69               10,285.03             10,240.49
04/30/09               11,207.19               10,528.05             10,509.98
05/31/09               11,325.74               10,674.48             10,707.70
06/30/09               11,219.64               10,607.97             10,630.69
07/31/09               11,407.36               10,777.72             10,786.59
08/31/09               11,602.38               11,040.88             11,056.27
09/30/09               12,018.76               11,533.38             11,579.67
10/31/09               11,766.47               11,249.27             11,313.82
11/30/09               11,863.69               11,318.13             11,359.68
12/31/09               11,903.78               11,400.55             11,446.05
01/31/10               11,965.78               11,447.13             11,498.71
02/28/10               12,081.76               11,557.79             11,608.08
03/31/10               12,052.84               11,558.00             11,629.69
04/30/10               12,199.31               11,712.26             11,781.48
05/31/10               12,290.81               11,831.33             11,876.28
06/30/10               12,298.11               11,821.93             11,839.86
07/31/10               12,451.46               11,956.53             11,975.35
08/31/10               12,736.54               12,272.85             12,260.60
09/30/10               12,716.64               12,294.06             12,276.87
10/31/10               12,681.42               12,242.70             12,259.30
11/30/10               12,427.84               11,943.66             11,916.74
12/31/10               12,187.00               11,646.04             11,641.13
01/31/11               12,097.22               11,466.65             11,483.88
02/28/11               12,289.81               11,687.38             11,636.69
03/31/11               12,248.86               11,643.78             11,581.71
04/30/11               12,468.21               11,888.23             11,790.64
05/31/11               12,681.27               12,161.91             12,013.83
06/30/11               12,725.52               12,215.24             12,074.11
07/31/11               12,855.38               12,343.54             12,189.92
08/31/11               13,075.32               12,557.58             12,360.53
09/30/11               13,210.48               12,775.21             12,583.60
10/31/11               13,161.37               12,729.29             12,531.37
11/30/11               13,239.12               12,794.15             12,566.09
12/31/11               13,490.98               13,067.40             12,808.63
01/31/12               13,802.98               13,465.68             13,180.95
02/29/12               13,816.58               13,472.86             13,208.61
03/31/12               13,726.81               13,382.93             13,132.58
04/30/12               13,885.17               13,544.39             13,285.32
05/31/12               14,000.43               13,697.29             13,422.42
06/30/12               13,985.40               13,686.12             13,413.01
07/31/12               14,207.05               13,926.37             13,656.02
08/31/12               14,223.23               13,960.81             13,679.14
09/30/12               14,309.14               14,031.81             13,756.65
10/31/12               14,349.52               14,084.77             13,815.29
11/30/12               14,585.91               14,378.27             14,088.79
12/31/12               14,405.64               14,135.67             13,860.02
01/31/13               14,465.64               14,209.23             13,967.35
02/28/13               14,509.45               14,262.24             14,005.05
03/31/13               14,446.88               14,200.44             13,911.18
04/30/13               14,605.24               14,366.91             14,087.38
05/31/13               14,426.84               14,179.47             13,920.84
06/30/13               14,018.33               13,603.40             13,390.51
07/31/13               13,895.76               13,416.94             13,172.32
08/31/13               13,697.45               13,195.29             12,856.34
09/30/13               13,992.27               13,527.85             13,127.70
10/31/13               14,102.81               13,630.06             13,228.01
11/30/13               14,073.74               13,606.34             13,178.92
12/31/13               14,037.80               13,569.28             13,103.82
01/31/14               14,311.29               13,881.51             13,362.80
02/28/14               14,479.10               14,067.00             13,569.00
03/31/14               14,503.44               14,111.36             13,610.91
04/30/14               14,677.70               14,285.85             13,775.39
05/31/14               14,866.70               14,472.41             14,020.83
06/30/14               14,879.59               14,480.93             13,974.22
07/31/14               14,905.79               14,476.75             13,998.61
08/31/14               15,086.34               14,651.96             14,222.65
09/30/14               15,101.67               14,694.33             14,259.63
10/31/14               15,205.19               14,785.16             14,337.09
11/30/14               15,231.53               14,804.51             14,368.60
12/31/14               15,308.28               14,884.39             14,462.29
01/31/15               15,579.62               15,122.49             14,722.73
02/28/15               15,418.96               15,007.99             14,594.40
03/31/15               15,463.49               15,064.66             14,632.33
04/30/15               15,382.31               14,986.28             14,550.21
05/31/15               15,339.78               14,956.70             14,565.62
06/30/15               15,325.89               14,913.97             14,473.85
07/31/15               15,436.86               15,032.01             14,565.88
08/31/15               15,467.22               15,076.67             14,613.63
09/30/15               15,579.19               15,146.39             14,714.93
10/31/15               15,641.19               15,203.70             14,770.34
11/30/15               15,703.33               15,261.21             14,832.83
12/31/15               15,813.72               15,381.17             14,922.83
01/31/16               16,002.44               15,514.06             15,066.91
02/29/16               16,027.50               15,521.63             15,102.09
03/31/16               16,078.33               15,591.86             15,167.17


                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper New York Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper New York Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]


                                USAA NEW YORK                   LIPPER NEW YORK
                                  BOND FUND                      MUNICIPAL DEBT
                                   SHARES                        FUNDS AVERAGE
03/31/07                            4.12%                            3.79%
03/31/08                            4.43                             3.93
03/31/09                            4.78                             4.30
03/31/10                            4.29                             3.98
03/31/11                            4.39                             4.06
03/31/12                            3.87                             3.69
03/31/13                            3.60                             3.36
03/31/14                            3.77                             3.58
03/31/15                            3.55                             3.41
03/31/16                            3.50                             3.28


                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 through 3/31/16.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA NEW YORK BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UNYBX)


--------------------------------------------------------------------------------
                                           3/31/16                   3/31/15
--------------------------------------------------------------------------------

Net Assets                              $5.9 Million              $5.6 Million
Net Asset Value Per Share                  $12.25                    $12.26

LAST 12 MONTHS
Tax-Exempt Dividends Per Share             $0.405                    $0.406


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
    1 YEAR                 5 YEARS                    SINCE INCEPTION 8/01/10

     3.30%                  5.74%                             4.52%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/16             EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

               1.39%                                         0.90%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.39% on 3/31/16, and assuming New York state tax
rates of:                               6.65%      6.85%      6.85%      6.85%
and assuming marginal federal tax
rates of:                              28.00%     36.80%*    38.80%*    43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:    2.07%      2.36%      2.44%      2.64%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                 10.30%     10.50%     10.50%     10.50%

To match the Adviser Shares' closing 30-day SEC Yield of 1.39% on 3/31/16,
A FULLY TAXABLE INVESTMENT MUST PAY:    2.15%      2.46%      2.54%      2.74%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS              USAA NEW YORK         LIPPER NEW YORK
                         MUNICIPAL              BOND FUND             MUNICIPAL DEBT
                        BOND INDEX            ADVISER SHARES           FUNDS INDEX
07/31/10                $10,000.00              $10,000.00             $10,000.00
08/31/10                 10,228.95               10,261.40              10,238.20
09/30/10                 10,212.97               10,276.56              10,251.78
10/31/10                 10,184.68               10,230.94              10,237.11
11/30/10                  9,981.03                9,978.54               9,951.05
12/31/10                  9,787.61                9,727.30               9,720.91
01/31/11                  9,715.50                9,575.63               9,589.60
02/28/11                  9,870.17                9,758.50               9,717.20
03/31/11                  9,837.28                9,721.10               9,671.29
04/30/11                 10,013.45                9,923.55               9,845.76
05/31/11                 10,184.57               10,150.34              10,032.13
06/30/11                 10,220.10               10,193.17              10,082.47
07/31/11                 10,324.40               10,298.51              10,179.17
08/31/11                 10,501.03               10,475.33              10,321.64
09/30/11                 10,609.58               10,655.04              10,507.92
10/31/11                 10,570.14               10,615.08              10,464.30
11/30/11                 10,632.58               10,667.43              10,493.29
12/31/11                 10,834.86               10,893.33              10,695.83
01/31/12                 11,085.43               11,223.57              11,006.74
02/29/12                 11,096.35               11,227.44              11,029.83
03/31/12                 11,024.25               11,149.74              10,966.35
04/30/12                 11,151.44               11,282.60              11,093.89
05/31/12                 11,244.01               11,408.15              11,208.37
06/30/12                 11,231.93               11,397.03              11,200.51
07/31/12                 11,409.94               11,595.30              11,403.44
08/31/12                 11,422.94               11,612.22              11,422.75
09/30/12                 11,491.93               11,678.65              11,487.47
10/31/12                 11,524.36               11,720.66              11,536.44
11/30/12                 11,714.22               11,962.68              11,764.82
12/31/12                 11,569.44               11,758.73              11,573.79
01/31/13                 11,617.62               11,818.02              11,663.42
02/28/13                 11,652.81               11,860.35              11,694.90
03/31/13                 11,602.56               11,806.98              11,616.51
04/30/13                 11,729.74               11,943.25              11,763.65
05/31/13                 11,586.46               11,775.73              11,624.58
06/30/13                 11,258.38               11,275.81              11,181.73
07/31/13                 11,159.95               11,118.64              10,999.53
08/31/13                 11,000.68               10,932.66              10,735.67
09/30/13                 11,237.45               11,206.55              10,962.27
10/31/13                 11,326.23               11,289.22              11,046.03
11/30/13                 11,302.88               11,267.28              11,005.03
12/31/13                 11,274.02               11,234.14              10,942.33
01/31/14                 11,493.66               11,491.20              11,158.59
02/28/14                 11,628.43               11,643.01              11,330.77
03/31/14                 11,647.98               11,677.47              11,365.77
04/30/14                 11,787.93               11,820.04              11,503.12
05/31/14                 11,939.72               11,972.41              11,708.07
06/30/14                 11,950.07               11,977.14              11,669.15
07/31/14                 11,971.12               11,971.27              11,689.52
08/31/14                 12,116.12               12,113.80              11,876.60
09/30/14                 12,128.43               12,146.25              11,907.48
10/31/14                 12,211.57               12,218.74              11,972.17
11/30/14                 12,232.73               12,232.09              11,998.48
12/31/14                 12,294.37               12,295.50              12,076.71
01/31/15                 12,512.28               12,500.71              12,294.19
02/28/15                 12,383.26               12,393.97              12,187.03
03/31/15                 12,419.02               12,437.74              12,218.71
04/30/15                 12,353.82               12,380.72              12,150.13
05/31/15                 12,319.66               12,343.71              12,163.00
06/30/15                 12,308.51               12,306.07              12,086.37
07/31/15                 12,397.63               12,401.62              12,163.22
08/31/15                 12,422.01               12,446.71              12,203.09
09/30/15                 12,511.93               12,502.33              12,287.68
10/31/15                 12,561.73               12,537.27              12,333.95
11/30/15                 12,611.63               12,593.11              12,386.14
12/31/15                 12,700.29               12,679.89              12,461.29
01/31/16                 12,851.86               12,787.71              12,581.60
02/29/16                 12,871.98               12,792.28              12,610.98
03/31/16                 12,912.80               12,848.52              12,665.32

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA NEW YORK                  LIPPER NEW YORK
                                   BOND FUND                     MUNICIPAL DEBT
                                 ADVISER SHARES                  FUNDS AVERAGE
03/31/12                             3.67%                           3.69%
03/31/13                             3.40                            3.36
03/31/14                             3.55                            3.58
03/31/15                             3.31                            3.41
03/31/16                             3.31                            3.28

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 through 3/31/16.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 O
                                (% of Net Assets)


Education ...............................................................  20.8%
Hospital ................................................................  15.7%
Water/Sewer Utility .....................................................  10.3%
Special Assessment/Tax/Fee ..............................................   9.4%
Escrowed Bonds ..........................................................   8.8%
General Obligation ......................................................   6.0%
Nursing/CCRC ............................................................   4.7%
Appropriated Debt .......................................................   4.2%
Toll Roads ..............................................................   4.2%
Buildings ...............................................................   3.3%


You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]


AAA                                                                        20.1%
AA                                                                         29.3%
A                                                                          30.3%
BBB                                                                        16.6%
BELOW INVESTMENT-GRADE                                                      1.8%
UNRATED                                                                     1.9%


                             [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                     TAX-EXEMPT
                                    INCOME(1, 2)
                                    ------------
                                        100%
                                    ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDC    Industrial Development Corp.
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., CIFG Assurance, N.A., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the Federal Housing Administration or the State of New York Mortgage Agency.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 19

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON         FINAL           VALUE
(000)       SECURITY                                                           RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (95.7%)

            NEW YORK (90.3%)
$  1,000    Albany Capital Resource Corp. (PRE)                                6.00%      11/15/2025     $   1,223
     500    Albany IDA                                                         5.00        7/01/2031           519
   1,000    Albany IDA (PRE)                                                   5.25       11/15/2032         1,074
   1,000    Albany IDA (PRE)                                                   5.25       11/15/2032         1,074
     500    Buffalo and Erie County Industrial Land Dev. Corp.                 6.00       10/01/2031           588
   2,000    Buffalo and Erie County Industrial Land Dev. Corp.                 5.00        7/01/2040         2,267
     700    Build NYC Resource Corp.                                           5.00        6/01/2040           798
   1,000    Build NYC Resource Corp.                                           5.00        8/01/2040         1,134
     500    Build NYC Resource Corp.                                           5.00        7/01/2041           561
   1,500    Build NYC Resource Corp.                                           5.00        8/01/2042         1,638
   1,000    Build NYC Resource Corp.                                           5.50        4/01/2043         1,097
   2,000    Build NYC Resource Corp.                                           5.00        7/01/2045         2,281
   1,000    Canton Capital Resource Corp. (INS)                                5.00        5/01/2040         1,118
     750    Cattaraugus County IDA                                             5.10        5/01/2031           753
   2,000    Chautauqua Tobacco Asset Securitization Corp.                      5.00        6/01/2048         2,022
     500    Convention Center Dev. Corp.                                       5.00       11/15/2045           582
   2,000    Dormitory Auth. (ETM)                                              5.30        2/15/2019         2,147
   1,500    Dormitory Auth. (NBGA)                                             5.00        7/01/2024         1,511
   3,500    Dormitory Auth. (INS)                                              5.00        7/01/2025         3,514
   2,000    Dormitory Auth.                                                    5.00        7/01/2026         2,287
   2,000    Dormitory Auth.                                                    5.00        7/01/2026         2,018
   1,000    Dormitory Auth.                                                    5.00        7/01/2027         1,089
   3,275    Dormitory Auth.                                                    5.50        5/15/2030         4,422
     500    Dormitory Auth. (INS)                                              5.00        7/01/2030           523
   1,000    Dormitory Auth.                                                    5.00        7/01/2031         1,117
   1,000    Dormitory Auth.                                                    5.00        1/15/2032         1,065
     500    Dormitory Auth. (INS)                                              5.63       11/01/2032           594
   2,500    Dormitory Auth. (NBGA)                                             5.00        6/01/2033         2,689
   2,500    Dormitory Auth. (INS)                                              5.00        7/01/2033         2,706
   2,000    Dormitory Auth. (PRE)                                              5.25        7/01/2033         2,267
   1,300    Dormitory Auth.                                                    5.75        7/01/2033         1,451
   2,000    Dormitory Auth.                                                    5.00        2/15/2034         2,214
   1,200    Dormitory Auth. (INS)                                              5.00        7/01/2034         1,322
     500    Dormitory Auth.                                                    5.00        7/01/2034           586
   3,000    Dormitory Auth. (NBGA) (PRE)                                       4.70        2/15/2035         3,048
   3,000    Dormitory Auth. (PRE)                                              5.00        7/01/2035         3,034
   1,000    Dormitory Auth.                                                    5.25        7/01/2035         1,093
   1,000    Dormitory Auth. (PRE)                                              5.00        7/01/2036         1,055
   2,000    Dormitory Auth. (INS)                                              5.00        8/15/2036         2,083

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON         FINAL           VALUE
(000)       SECURITY                                                           RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$  1,950    Dormitory Auth. (NBGA)                                             4.75%       2/15/2037     $   2,009
     250    Dormitory Auth.                                                    5.30        7/01/2037           263
     500    Dormitory Auth.                                                    5.00        5/01/2038           542
   2,000    Dormitory Auth. (PRE)                                              5.00        7/01/2038         2,185
     500    Dormitory Auth.                                                    5.50        3/01/2039           557
     500    Dormitory Auth.                                                    5.00        5/01/2039           568
   2,000    Dormitory Auth. (INS)                                              5.50        7/01/2040         2,743
   1,000    Dormitory Auth.                                                    5.50        7/01/2040         1,156
   2,000    Dormitory Auth.                                                    5.00        5/01/2041         2,260
     250    Dormitory Auth.                                                    5.00        7/01/2042           275
   1,000    Dormitory Auth.                                                    5.00        5/01/2043         1,139
   1,000    Dormitory Auth.                                                    5.75        7/01/2043         1,169
   1,500    Dormitory Auth.                                                    5.00        7/01/2044         1,695
   1,000    Dutchess County IDA (INS)                                          5.50        4/01/2030         1,156
   1,250    Dutchess County Local Dev. Corp.                                   5.75        7/01/2040         1,428
   1,000    Dutchess County Local Dev. Corp.                                   5.00        7/01/2044         1,119
   2,000    Dutchess County Local Dev. Corp.                                   5.00        7/01/2045         2,288
   1,000    Environmental Facilities Corp.                                     4.50        6/15/2036         1,007
     250    Erie County IDA                                                    5.25        5/01/2032           290
      20    Housing Finance Agency (INS)                                       6.13       11/01/2020            20
   2,500    Liberty Dev. Corp.                                                 5.25       10/01/2035         3,135
     560    Liberty Dev. Corp.                                                 5.50       10/01/2037           725
   1,000    Liberty Dev. Corp.(a)                                              5.00       11/15/2044         1,076
   1,000    Long Island Power Auth. (PRE)                                      5.00        9/01/2035         1,018
   2,000    Long Island Power Auth.                                            5.00        5/01/2038         2,212
   2,000    Long Island Power Auth.                                            5.00        9/01/2044         2,294
     500    Monroe County IDC                                                  5.25       10/01/2031           562
   1,000    Monroe County IDC                                                  5.00       12/01/2037         1,116
     500    Monroe County IDC (INS)                                            5.00        1/15/2038           565
   2,100    Monroe County IDC (NBGA)                                           5.50        8/15/2040         2,454
   2,000    Monroe County IDC                                                  5.00       12/01/2042         2,219
   3,000    MTA                                                                5.00       11/15/2035         3,567
   1,500    MTA                                                                5.25       11/15/2038         1,777
   1,000    Nassau County                                                      5.00        1/01/2038         1,159
   1,000    Nassau County                                                      5.00        4/01/2038         1,157
   1,000    Nassau County Local Economic Assistance Corp.                      5.00        7/01/2037         1,093
   2,000    New York City                                                      5.25        8/15/2023         2,204
   1,885    New York City Health and Hospital Corp.                            5.00        2/15/2025         2,023
   1,000    New York City Housing Dev. Corp.                                   5.00       11/01/2042         1,071
     910    New York City IDA (INS)                                            5.00       10/01/2023           910
   1,000    New York City IDA (INS)                                            5.25       11/01/2037         1,064
  17,090    New York City Municipal Water Finance Auth.                        5.12(b)     6/15/2020        16,094
   2,000    New York City Municipal Water Finance Auth.                        5.00        6/15/2039         2,232

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON         FINAL           VALUE
(000)       SECURITY                                                           RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$  3,000    New York City Transitional Finance Auth.                           5.00%       1/15/2034     $   3,210
   1,000    New York City Transitional Finance Auth.                           5.13        1/15/2034         1,102
   1,250    New York City Transitional Finance Auth.                           5.00        7/15/2043         1,451
   2,000    New York City Trust for Cultural Resources                         5.00       12/01/2039         2,237
   1,000    New York City Trust for Cultural Resources                         5.00        8/01/2043         1,136
     825    Newburgh City                                                      5.00        6/15/2023           941
     870    Newburgh City                                                      5.00        6/15/2024           983
   1,000    Niagara Area Dev. Corp.                                            4.00       11/01/2024         1,024
     750    Niagara Tobacco Asset Securitization Corp.                         5.25        5/15/2040           851
   1,500    Onondaga Civic Dev. Corp.                                          5.38        7/01/2040         1,629
   1,000    Onondaga Civic Dev. Corp.                                          5.00       10/01/2040         1,109
   1,000    Onondaga Civic Dev. Corp.                                          5.00        7/01/2042         1,107
   1,000    Onondaga County Trust for Cultural Resources                       5.00       12/01/2036         1,168
     600    Rockland County                                                    5.00       12/15/2021           676
   1,265    Rockland County                                                    3.75       10/01/2025         1,313
     675    Saratoga County IDA                                                5.25       12/01/2032           713
   1,000    Seneca County IDA                                                  5.00       10/01/2027         1,048
   1,000    Southold Local Dev. Corp.                                          5.00       12/01/2045         1,088
   1,000    State                                                              5.00        2/15/2039         1,111
     220    Suffolk County EDC (PRE)                                           5.00        7/01/2028           263
   1,280    Suffolk County EDC                                                 5.00        7/01/2028         1,436
     250    Suffolk County EDC                                                 5.00        7/01/2033           284
   2,600    Suffolk County IDA                                                 5.00       11/01/2028         2,637
   1,125    Suffolk Tobacco Asset Securitization Corp.                         5.38        6/01/2028         1,132
   1,450    Suffolk Tobacco Asset Securitization Corp.                         5.00        6/01/2032         1,611
   1,000    Thruway Auth. (PRE)                                                5.00        4/01/2028         1,104
   1,000    Tompkins County Dev. Corp.                                         5.50        7/01/2033         1,155
   1,500    Tompkins County Dev. Corp.                                         5.00        7/01/2044         1,644
   1,500    Town of Hempstead IDA                                              4.50        7/01/2036         1,550
   3,675    Triborough Bridge and Tunnel Auth.                                 5.00       11/15/2029         4,050
   3,000    Triborough Bridge and Tunnel Auth.                                 5.00       11/15/2031         3,293
   1,000    Triborough Bridge and Tunnel Auth.                                 3.70(b)    11/15/2032           595
   2,000    Troy Capital Resource Corp.                                        5.00        9/01/2030         2,256
     690    Upper Mohawk Valley Regional Water
              Finance Auth. (INS) (PRE)                                        4.25        4/01/2036           690
     310    Upper Mohawk Valley Regional
              Water Finance Auth. (INS)                                        4.25        4/01/2036           310
   1,685    Urban Dev. Corp.                                                   5.00        1/01/2029         1,836
   2,000    Urban Dev. Corp.                                                   5.00        3/15/2036         2,212
   1,000    Westchester County Health Care Corp.                               6.00       11/01/2030         1,153
   1,500    Westchester County Local Dev. Corp.                                5.00        1/01/2034         1,647
   1,000    Westchester County Local Dev. Corp.                                5.00       11/01/2046         1,131

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                        COUPON         FINAL           VALUE
(000)       SECURITY                                                           RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$  1,000    Yonkers (INS)                                                      5.00%      10/01/2024      $  1,167
     665    Yonkers (INS)                                                      3.00        7/01/2025           700
                                                                                                          --------
                                                                                                           195,913
                                                                                                          --------
            GUAM (3.5%)
     500    Government                                                         5.00        1/01/2037           550
   1,000    Government Business Privilege Tax                                  5.00       11/15/2039         1,132
   1,000    International Airport Auth. (INS)                                  5.75       10/01/2043         1,198
   1,000    Power Auth. (INS)                                                  5.00       10/01/2030         1,186
     500    Power Auth. (INS)                                                  5.00       10/01/2039           578
   1,000    Waterworks Auth.                                                   5.00        7/01/2029         1,153
     500    Waterworks Auth.                                                   5.00        7/01/2035           566
   1,000    Waterworks Auth.                                                   5.50        7/01/2043         1,157
                                                                                                          --------
                                                                                                             7,520
                                                                                                          --------
            PUERTO RICO (0.6%)
   1,390    Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.                 5.13        4/01/2032         1,232
                                                                                                          --------
            U.S. VIRGIN ISLANDS (1.3%)
   2,000    Public Finance Auth.                                               5.00       10/01/2032         2,159
     750    Water and Power Auth.                                              5.00        7/01/2018           789
                                                                                                          --------
                                                                                                             2,948
                                                                                                          --------
            Total Fixed-Rate Instruments (cost: $191,019)                                                  207,613
                                                                                                          --------

            VARIABLE-RATE DEMAND NOTES (2.4%)

            NEW YORK (2.0%)
     500    Albany IDA (LOC - RBS Citizens, N.A.)                              0.65        7/01/2016           500
   1,530    Albany IDA (LOC - RBS Citizens, N.A.)                              0.55        5/01/2035         1,530
   1,000    East Rochester Housing Auth.
              (LOC - RBS Citizens, N.A.)                                       0.65       12/01/2036         1,000
   1,250    Monroe County IDA (LOC - RBS Citizens, N.A.)                       0.65        7/01/2027         1,250
                                                                                                          --------
                                                                                                             4,280
                                                                                                          --------
            PUERTO RICO (0.4%)
     833    Sales Tax Financing Corp. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.89        8/01/2054           833
                                                                                                          --------
            Total Variable-Rate Demand Notes (cost: $5,113)                                                  5,113
                                                                                                          --------

UNITS
------------------------------------------------------------------------------------------------------------------
            LIQUIDATING TRUST (0.2%)
     200    Center for Medical Science, Inc.*(c),(d) (cost: $499)                                              550
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $196,631)                                                            $213,276
                                                                                                          ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                                 $-            $207,613           $  -    $207,613
Variable-Rate Demand Notes                              -               5,113              -       5,113
Liquidating Trust                                       -                   -            550         550
--------------------------------------------------------------------------------------------------------
Total                                                  $-            $212,726           $550    $213,276
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                                                       LIQUIDATING TRUST
--------------------------------------------------------------------------------------------------------
Balance as of March 31, 2015                                                                        $  -
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                               570
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                  (20)
--------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                        $550
--------------------------------------------------------------------------------------------------------

For the period of April 1, 2015, through March 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                           TRANSFERS INTO           TRANSFERS INTO        TRANSFERS INTO
ASSETS                                   (OUT OF) LEVEL 1         (OUT OF) LEVEL 2      (OUT OF) LEVEL 3
--------------------------------------------------------------------------------------------------------
Liquidating Trust                                      $-                    $(570)                 $570
--------------------------------------------------------------------------------------------------------
Total                                                  $-                    $(570)                 $570
--------------------------------------------------------------------------------------------------------

Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2016, was $550,000, which represented 0.3% of the Fund's net assets.

    (d) Restricted security that is not registered under the Securities Act of 1933.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $196,631)                                $213,276
   Cash                                                                                            1,336
   Receivables:
      Capital shares sold                                                                             78
      Interest                                                                                     2,572
                                                                                                --------
         Total assets                                                                            217,262
                                                                                                --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                         29
      Dividends on capital shares                                                                    124
   Accrued management fees                                                                            70
   Accrued transfer agent's fees                                                                       1
   Other accrued expenses and payables                                                                46
                                                                                                --------
         Total liabilities                                                                           270
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $216,992
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $203,871
   Overdistribution of net investment income                                                          (2)
   Accumulated net realized loss on investments                                                   (3,522)
   Net unrealized appreciation of investments                                                     16,645
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $216,992
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $211,136/17,190 shares outstanding)                            $  12.28
                                                                                                ========
      Adviser Shares (net assets of $5,856/478 shares outstanding)                              $  12.25
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $ 8,918
                                                                                                 -------
EXPENSES
   Management fees                                                                                   827
   Administration and servicing fees:
      Fund Shares                                                                                    311
      Adviser Shares                                                                                   8
   Transfer agent's fees:
      Fund Shares                                                                                     49
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                  14
   Custody and accounting fees:
      Fund Shares                                                                                     74
      Adviser Shares                                                                                   2
   Postage:
      Fund Shares                                                                                      2
   Shareholder reporting fees:
      Fund Shares                                                                                     13
   Trustees' fees                                                                                     28
   Professional fees                                                                                  86
   Other                                                                                              10
                                                                                                 -------
         Total expenses                                                                            1,424
                                                                                                 -------
NET INVESTMENT INCOME                                                                              7,494
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                                  77
   Change in net unrealized appreciation/(depreciation)                                             (278)
                                                                                                 -------
         Net realized and unrealized loss                                                           (201)
                                                                                                 -------
   Increase in net assets resulting from operations                                              $ 7,293
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------------------------------

                                                                                        2016        2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $  7,494    $  7,456
   Net realized gain (loss) on investments                                                77      (1,001)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                    (278)      7,025
                                                                                    --------------------
      Increase in net assets resulting from operations                                 7,293      13,480
                                                                                    --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                     (7,304)     (7,271)
      Adviser Shares                                                                    (186)       (181)
                                                                                    --------------------
      Distributions to shareholders                                                   (7,490)     (7,452)
                                                                                    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                          (304)     11,682
   Adviser Shares                                                                        221         140
                                                                                    --------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                                      (83)     11,822
                                                                                    --------------------
   Net increase (decrease) in net assets                                                (280)     17,850

NET ASSETS
   Beginning of year                                                                 217,272     199,422
                                                                                    --------------------
   End of year                                                                      $216,992    $217,272
                                                                                    ====================
Overdistribution of net investment income:
   End of year                                                                      $     (2)   $     (4)
                                                                                    ====================

See accompanying notes to financial statements.

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA New York Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    include fixed-rate instruments which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

    securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $2,000. These reclassifications had no effect on net assets.

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:


                                                     2016             2015
                                                 ----------------------------

Tax-exempt income                                $7,490,000        $7,452,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                                    $   122,000
Accumulated capital and other losses                                (3,522,000)
Unrealized appreciation of investments                              16,645,000


Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2016, the Fund utilized post-enactment capital loss carryforwards of $79,000, to offset capital gains. At March 31, 2016, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2019, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                             CAPITAL LOSS CARRYFORWARDS
                     ---------------------------------------------
                        EXPIRES         SHORT-TERM       LONG-TERM
                     -------------      ----------      ----------
                     2019                $  1,000       $        -
                     No Expiration        815,000        2,706,000
                     -------------       --------       ----------
                     Total               $816,000       $2,706,000
                                         ========       ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $20,964,000 and $19,705,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $196,631,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $16,799,000 and $154,000, respectively, resulting in net unrealized appreciation of $16,645,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED               YEAR ENDED
                                           MARCH 31, 2016           MARCH 31, 2015
-------------------------------------------------------------------------------------
                                         SHARES       AMOUNT      SHARES       AMOUNT
                                         --------------------------------------------
FUND SHARES:
Shares sold                                 885     $ 10,806       1,579     $ 19,243
Shares issued from
  reinvested dividends                      496        6,035         490        5,987
Shares redeemed                          (1,412)     (17,145)     (1,112)     (13,548)
                                         --------------------------------------------
Net increase (decrease) from
  capital share transactions                (31)    $   (304)        957     $ 11,682
                                         ============================================
ADVISER SHARES:
Shares Sold                                  25     $    308          30     $    365
Shares issued from
  reinvested dividends                        1           16           1           11
Shares redeemed                              (8)        (103)        (19)        (236)
                                         --------------------------------------------
Net increase from capital
  share transactions                         18     $    221          12     $    140
                                         ============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2016, the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    effective annualized base fee was 0.35% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper New York Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                    ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------------

    +/- 20 to 50                                         +/- 4
    +/- 51 to 100                                        +/- 5
    +/- 101 and greater                                  +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $827,000, which included a 0.04% performance adjustment for the Fund Shares in the

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

    amount of $81,000. For the year ended March 31, 2016, the Adviser Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $311,000 and $8,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $49,000 and less than $500, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $14,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 420,000 Adviser Shares, which represents 87.9% of the Adviser Shares outstanding and 2.4% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                   ------------------------------------------------------------------------
                                       2016            2015            2014            2013            2012
                                   ------------------------------------------------------------------------
Net asset value at
  beginning of period              $  12.29        $  11.93        $  12.47        $  12.18        $  11.03
                                   ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .43             .44             .45             .45             .47
  Net realized and
    unrealized gain (loss)             (.01)            .36            (.54)            .29            1.15
                                   ------------------------------------------------------------------------
Total from investment
  operations                            .42             .80            (.09)            .74            1.62
                                   ------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.43)           (.44)           (.45)           (.45)           (.47)
                                   ------------------------------------------------------------------------
Net asset value at
  end of period                    $  12.28        $  12.29        $  11.93        $  12.47        $  12.18
                                   ========================================================================
Total return (%)*                      3.50            6.76            (.63)           6.12           14.93
Net assets at
  end of period (000)              $211,136        $211,634        $194,083        $217,464        $196,957
Ratios to average net assets:**
  Expenses (%)(a)                       .66             .66             .67             .65             .66
  Net investment income (%)            3.53            3.58            3.80            3.59            4.01
Portfolio turnover (%)                   10               5               6               8              11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended March 31, 2016, average net assets were $207,042,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------------------
                                    2016            2015            2014            2013           2012
                                  ---------------------------------------------------------------------
Net asset value at
  beginning of period             $12.26          $11.90          $12.47          $12.18         $11.03
                                  ---------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income              .41             .41             .42             .42            .45
  Net realized and unrealized
    gain (loss)                     (.01)            .36            (.57)            .29           1.15
                                  ---------------------------------------------------------------------
Total from investment
  operations                         .40             .77            (.15)            .71           1.60
                                  ---------------------------------------------------------------------
Less distributions from:
  Net investment income             (.41)           (.41)           (.42)           (.42)          (.45)
                                  ---------------------------------------------------------------------
Net asset value at
  end of period                   $12.25          $12.26          $11.90          $12.47         $12.18
                                  =====================================================================
Total return (%)*                   3.30            6.51           (1.10)           5.90          14.69
Net assets at
  end of period (000)             $5,856          $5,638          $5,339          $6,334         $5,201
Ratios to average net assets:**
  Expenses (%)(a)                    .85             .90(b)          .89             .85            .87
  Expenses, excluding
    reimbursements (%)(a)            .85             .90             .89             .85            .87
  Net investment income (%)         3.34            3.34            3.57            3.39           3.79
Portfolio turnover (%)                10               5               6               8             11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended March 31, 2016, average net assets were $5,571,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                      BEGINNING              ENDING              DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE          OCTOBER 1, 2015 -
                                   OCTOBER 1, 2015       MARCH 31, 2016          MARCH 31, 2016
                                   --------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00            $1,029.40                  $3.40

Hypothetical
  (5% return before expenses)          1,000.00             1,021.65                   3.39

ADVISER SHARES
Actual                                 1,000.00             1,027.70                   4.31

Hypothetical
  (5% return before expenses)          1,000.00             1,020.75                   4.29

*Expenses are equal to the Fund's annualized expense ratio of 0.67% for Fund
 Shares and 0.85% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.94% for Fund Shares and 2.77% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

44   | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2,4,6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services
(SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2,3,4,5,6,7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

JEFFERSON C. BOYCE(3,4,5,6,7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3,4,5,6,7,9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

PAUL L. MCNAMARA(3,4,5,6,7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3,4,5,6,7,8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA NEW YORK BOND FUND

================================================================================

MICHAEL F. REIMHERR(3,4,5,6,7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2)  Member of Executive Committee.
 (3)  Member of Audit and Compliance Committee.
 (4)  Member of Product Management and Distribution Committee.
 (5)  Member of Corporate Governance Committee.
 (6)  Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

50  | USAA NEW YORK BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

52  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 FREDERICKSBURG ROAD                                     U.S. Postage
      SAN ANTONIO, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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       USAA      We know what it means to serve.(R)               10%

   =============================================================================
   40864-0516                                (C)2016, USAA. All rights reserved.



[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA NEW YORK MONEY MARKET FUND]

 ==============================================================

         ANNUAL REPORT
         USAA NEW YORK MONEY MARKET FUND
         MARCH 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         16

    Financial Statements                                                      17

    Notes to Financial Statements                                             20

EXPENSE EXAMPLE                                                               29

TRUSTEES' AND OFFICERS' INFORMATION                                           31


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204985-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE NEW YORK MONEY MARKET FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

O   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, the Federal Reserve (the Fed) was widely expected to raise short-term interest rates. Instead, Fed policymakers continued to hold the federal funds target rate between 0% and 0.25% and reiterated that any future interest rate increases would be data dependent. The Fed continued to delay action based on concerns that slowing growth in China would expand to other economies in Europe and the United States, suggesting that an interest rate increase might come in late 2015. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. Although this action had a moderately positive impact on the interest rates of money market securities, money market funds continued to provide low absolute yields. However, investors continued to rely on them for the low risk and liquidity they offer.

    For most of the reporting period, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), remained in a narrow range-near its historical low of 0.01%. The index rose steadily during March 2016, ending the month at 0.40%, as increased supply and a decline in demand pushed yields higher.

    The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA NEW YORK MONEY MARKET FUND

================================================================================

o HOW DID THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2016, the Fund had a total return of 0.02%, compared to an average return of 0.02% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    The state of New York, which has passed a series of on-time budgets, continues to be a highly rated state by credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, a self-imposed spending cap, and the maintenance of approximately $1.8 billion in "rainy day" reserves. Though New York state is projecting future budget gaps, the gaps appear to be manageable. At the end of the reporting period, the state's general obligation bonds were rated Aa1 by Moody's Investors Service, Inc., AA+ by Standard & Poor's Ratings Services, and AA+ by Fitch Ratings Inc.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus the majority of the Fund's investments on VRDNs. Since they can be sold at par value (100% of face value) upon seven days' or less notice, the VRDNs owned by the Fund provide both flexibility and liquidity. They also offer the Fund a certain degree of safety because many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    Refer to page 7 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    In addition, we sought to enhance the Fund's yield by investing in longer maturities. Although money market yields increased during the reporting period, they remained near historic lows. As a result, these holdings did not significantly increase the Fund's yield. As always, we relied on our in-house team of analysts to help identify attractive opportunities for the Fund. They also continue to analyze and monitor every holding in the portfolio.

    We appreciate the opportunity to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UNYXX)


--------------------------------------------------------------------------------
                                       3/31/16                    3/31/15
--------------------------------------------------------------------------------

Net Assets                         $85.7 Million               $85.0 Million
Net Asset Value Per Share              $1.00                       $1.00

Dollar-Weighted Average
Portfolio Maturity(+)                 11 Days                     22 Days


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
      1 YEAR                       5 YEARS                       10 YEARS

      0.02%                         0.02%                          0.81%


--------------------------------------------------------------------------------
                         7-DAY YIELD AS OF 3/31/16
--------------------------------------------------------------------------------

      UNSUBSIDIZED           -0.21%             SUBSIDIZED         0.01%


--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 3/31/15*
--------------------------------------------------------------------------------

      BEFORE REIMBURSEMENT    0.79%      AFTER REIMBURSEMENT       0.60%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.60% of the Fund's average net assets. This reimbursement

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.60%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

6   | USAA NEW YORK MONEY MARKET FUND

================================================================================

                         O 7-DAY YIELD COMPARISON O

                      [CHART OF 7-DAY YIELD COMPARISON]

                               iMoneyNet                         USAA NEW YORK
                                AVERAGE                        MONEY MARKET FUND
 3/30/2015                       0.01%                               0.01%
 4/27/2015                       0.01                                0.01
 5/26/2015                       0.01                                0.01
 6/29/2015                       0.01                                0.01
 7/27/2015                       0.01                                0.01
 8/31/2015                       0.01                                0.01
 9/28/2015                       0.01                                0.01
10/26/2015                       0.01                                0.01
11/30/2015                       0.01                                0.01
12/28/2015                       0.01                                0.01
 1/25/2016                       0.01                                0.01
 2/29/2016                       0.01                                0.01
 3/28/2016                       0.01                                0.01

                                 [END CHART]

     Data represents the last Monday of each month. Ending date 3/28/16.

The graph tracks the USAA New York Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)


Education ...............................................................  15.5%
Community Service .......................................................  13.9%
Nursing/CCRC ............................................................  12.9%
General Obligation ......................................................   9.0%
Multifamily Housing .....................................................   7.7%
Hospital ................................................................   7.5%
Buildings ...............................................................   7.2%
Special Assessment/Tax/Fee ..............................................   6.9%
Real Estate Tax/Fee .....................................................   6.3%
Municipal Finance .......................................................   4.7%


                         o PORTFOLIO MIX - 3/31/16 o

                        [PIE CHART OF PORTFOLIO MIX]


VARIABLE-RATE DEMAND NOTES                                                 91.7%
FIXED-RATE INSTRUMENTS                                                      8.2%


                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-15.

================================================================================

8  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]


                                                                USAA NEW YORK
                                                              MONEY MARKET FUND

03/31/06                                                          $10,000.00
04/30/06                                                           10,021.62
05/31/06                                                           10,046.08
06/30/06                                                           10,073.41
07/31/06                                                           10,097.46
08/31/06                                                           10,122.77
09/30/06                                                           10,148.57
10/31/06                                                           10,173.07
11/30/06                                                           10,198.25
12/31/06                                                           10,226.57
01/31/07                                                           10,251.00
02/28/07                                                           10,275.11
03/31/07                                                           10,302.26
04/30/07                                                           10,328.11
05/31/07                                                           10,356.61
06/30/07                                                           10,384.25
07/31/07                                                           10,410.33
08/31/07                                                           10,440.81
09/30/07                                                           10,466.08
10/31/07                                                           10,492.60
11/30/07                                                           10,519.69
12/31/07                                                           10,545.12
01/31/08                                                           10,568.19
02/29/08                                                           10,586.38
03/31/08                                                           10,607.45
04/30/08                                                           10,624.99
05/31/08                                                           10,644.51
06/30/08                                                           10,658.45
07/31/08                                                           10,672.86
08/31/08                                                           10,688.74
09/30/08                                                           10,716.27
10/31/08                                                           10,749.60
11/30/08                                                           10,760.76
12/31/08                                                           10,770.34
01/31/09                                                           10,773.80
02/28/09                                                           10,777.04
03/31/09                                                           10,781.69
04/30/09                                                           10,788.35
05/31/09                                                           10,795.54
06/30/09                                                           10,801.41
07/31/09                                                           10,806.68
08/31/09                                                           10,810.54
09/30/09                                                           10,813.32
10/31/09                                                           10,814.41
11/30/09                                                           10,814.50
12/31/09                                                           10,821.85
01/31/10                                                           10,821.93
02/28/10                                                           10,822.02
03/31/10                                                           10,822.11
04/30/10                                                           10,822.20
05/31/10                                                           10,822.49
06/30/10                                                           10,822.63
07/31/10                                                           10,822.72
08/31/10                                                           10,822.81
09/30/10                                                           10,822.90
10/31/10                                                           10,822.99
11/30/10                                                           10,823.08
12/31/10                                                           10,827.18
01/31/11                                                           10,827.27
02/28/11                                                           10,827.35
03/31/11                                                           10,827.44
04/30/11                                                           10,827.53
05/31/11                                                           10,827.62
06/30/11                                                           10,827.71
07/31/11                                                           10,827.80
08/31/11                                                           10,827.89
09/30/11                                                           10,827.99
10/31/11                                                           10,828.07
11/30/11                                                           10,828.16
12/31/11                                                           10,828.26
01/31/12                                                           10,828.40
02/29/12                                                           10,828.48
03/31/12                                                           10,828.58
04/30/12                                                           10,828.66
05/31/12                                                           10,828.76
06/30/12                                                           10,828.85
07/31/12                                                           10,828.94
08/31/12                                                           10,829.04
09/30/12                                                           10,829.12
10/31/12                                                           10,829.21
11/30/12                                                           10,829.30
12/31/12                                                           10,830.36
01/31/13                                                           10,830.46
02/28/13                                                           10,830.54
03/31/13                                                           10,830.63
04/30/13                                                           10,830.72
05/31/13                                                           10,830.81
06/30/13                                                           10,830.90
07/31/13                                                           10,830.99
08/31/13                                                           10,831.08
09/30/13                                                           10,831.17
10/31/13                                                           10,831.26
11/30/13                                                           10,831.36
12/31/13                                                           10,831.45
01/31/14                                                           10,831.54
02/28/14                                                           10,831.62
03/31/14                                                           10,831.71
04/30/14                                                           10,831.80
05/31/14                                                           10,831.89
06/30/14                                                           10,831.98
07/31/14                                                           10,832.07
08/31/14                                                           10,832.17
09/30/14                                                           10,832.25
10/31/14                                                           10,832.35
11/30/14                                                           10,832.43
12/31/14                                                           10,835.61
01/31/15                                                           10,835.71
02/28/15                                                           10,835.79
03/31/15                                                           10,835.88
04/30/15                                                           10,835.97
05/31/15                                                           10,836.06
06/30/15                                                           10,836.15
07/31/15                                                           10,836.24
08/31/15                                                           10,836.33
09/30/15                                                           10,836.42
10/31/15                                                           10,836.51
11/30/15                                                           10,836.60
12/31/15                                                           10,837.60
01/31/16                                                           10,837.70
02/29/16                                                           10,837.78
03/31/16                                                           10,837.87


                                 [END CHART]

                     Data from 3/31/06 through 3/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA New York Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:



            TAX-EXEMPT                             LONG-TERM CAPITAL
           INCOME(1, 3)                         GAIN DISTRIBUTIONS(2)
           -----------------------------------------------------------

             100.00%                                    $1,000
           -----------------------------------------------------------


(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

10  | USAA NEW YORK MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA NEW YORK MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA New York Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Money Market Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD     Central School District
    IDA     Industrial Development Authority/Agency
    MTA     Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee

================================================================================

12  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL          VALUE
(000)       SECURITY                                                        RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (91.7%)

            NEW YORK (91.7%)
 $1,520     Albany IDA (LOC - RBS Citizens, N.A.)                           0.55%           5/01/2035      $ 1,520
  6,170     Build New York City Resource Corp.
              (LOC - TD Bank, N.A.)                                         0.43           12/01/2045        6,170
  2,395     Chautauqua County IDA (LOC - RBS Citizens, N.A.)                0.49            8/01/2027        2,395
  1,345     Erie County IDA (LOC - Key Bank, N.A.)                          0.55            6/01/2022        1,345
  3,600     Housing Finance Agency
              (LOC - Landesbank Hessen-Thuringen)                           0.41           11/01/2037        3,600
  3,000     Housing Finance Agency
              (LOC - Landesbank Hessen-Thuringen)                           0.38            5/01/2042        3,000
  4,000     Housing Finance Agency
              (LOC - Wells Fargo Bank, N.A.)                                0.42           11/01/2046        4,000
  5,375     Hudson Yards Infrastructure Corp. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                 0.53            2/15/2047        5,375
  2,585     Monroe County IDA (LOC - Manufacturers &
              Traders Trust Co.)                                            0.45           12/01/2034        2,585
  2,900     MTA (LOC - Bank of the West)                                    0.45           11/15/2045        2,900
  3,000     MTA (LOC - U.S. Bank, N.A.)                                     0.36           11/15/2050        3,000
  3,700     New York City (LOC - Sumitomo
              Mitsui Banking Corp.)                                         0.40            9/01/2035        3,700
  1,600     New York City (LOC - Manufacturers &
              Traders Trust Co.)                                            0.43           12/01/2040        1,600
  3,000     New York City Health and Hospitals Corp.
              (LOC - JPMorgan Chase Bank, N.A.)                             0.40            2/15/2026        3,000
    765     New York City IDA (LOC - TD Bank, N.A.)                         0.48           12/01/2027          765
  3,455     New York City IDA (LOC - JPMorgan Chase Bank, N.A.)             0.43           12/01/2034        3,455
    925     New York City IDA (LOC - Santander Bank, N.A.)                  0.67            5/01/2036          925
  1,890     New York City IDA (LOC - Key Bank, N.A.)                        0.46            7/01/2037        1,890
  3,885     New York City IDA (LOC - Key Bank, N.A.)                        0.46            7/01/2038        3,885
  4,000     New York City Trust for Cultural Resources
              (LOC - Citibank, N.A.)                                        0.38            7/01/2033        4,000
  2,840     Onondaga County IDA (LOC - Manufacturers &
              Traders Trust Co.)                                            0.45           12/01/2031        2,840
  1,000     Ontario County IDA (LOC - Royal Bank
              of Scotland N.V.)                                             0.61            3/01/2028        1,000
  1,880     Ontario County IDA (LOC - Key Bank, N.A.)                       0.48            7/01/2030        1,880
  2,665     Ramapo Housing Auth. (LOC - Manufacturers &
              Traders Trust Co.)                                            0.50           12/01/2029        2,665

================================================================================

14  | USAA NEW YORK MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON             FINAL          VALUE
(000)       SECURITY                                                        RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------

 $2,495     Rensselaer County IDA (LOC - RBS Citizens, N.A.)                0.58%          10/30/2035      $ 2,495
  5,885     Tompkins County IDA (LOC - Bank of America, N.A.)               0.52            2/01/2037        5,885
  1,570     Triborough Bridge and Tunnel Auth.
              (LOC - State Street Bank and Trust Co.)                       0.38            1/01/2032        1,570
  1,145     Westchester County IDA (LOC - JPMorgan
              Chase Bank, N.A.)                                             0.53           10/01/2028        1,145
                                                                                                           -------
                                                                                                            78,590
                                                                                                           -------
            Total Variable-Rate Demand Notes (cost: $78,590)                                                78,590
                                                                                                           -------
            FIXED-RATE INSTRUMENTS (8.2%)

            NEW YORK (8.2%)
  2,000     Copiague Union Free School District                             2.00            6/21/2016        2,006
  3,000     New York City Municipal Water Finance Auth.                     0.06            5/03/2016        3,000
  2,000     Potsdam CSD                                                     1.50            6/24/2016        2,003
                                                                                                           -------
                                                                                                             7,009
                                                                                                           -------
            Total Fixed-Rate Instruments (cost: $7,009)                                                      7,009
                                                                                                           -------

            TOTAL INVESTMENTS (COST: $85,599)                                                              $85,599
                                                                                                           =======

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)             (LEVEL 2)         (LEVEL 3)
                                           QUOTED PRICES     OTHER SIGNIFICANT       SIGNIFICANT
                                       IN ACTIVE MARKETS            OBSERVABLE      UNOBSERVABLE
ASSETS                              FOR IDENTICAL ASSETS                INPUTS            INPUTS             TOTAL
------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                            $-               $78,590                $-           $78,590
Fixed-Rate Instruments                                 -                 7,009                 -             7,009
------------------------------------------------------------------------------------------------------------------
Total                                                 $-               $85,599                $-           $85,599
------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at March 31, 2016, for federal income tax purposes, was $85,599,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

     (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

16  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                     $85,599
   Cash                                                                                          62
   Receivables:
       Capital shares sold                                                                      412
       USAA Asset Management Company (Note 4D)                                                   53
       Interest                                                                                  67
                                                                                            -------
           Total assets                                                                      86,193
                                                                                            -------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                  420
   Accrued management fees                                                                       25
   Accrued transfer agent's fees                                                                  9
   Other accrued expenses and payables                                                           43
                                                                                            -------
           Total liabilities                                                                    497
                                                                                            -------
               Net assets applicable to capital shares outstanding                          $85,696
                                                                                            =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $85,696
                                                                                            -------
               Net assets applicable to capital shares outstanding                          $85,696
                                                                                            =======
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                          85,697
                                                                                            =======
   Net asset value, redemption price, and offering price per share                          $  1.00
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                            $ 124
                                                                                              -----
EXPENSES
   Management fees                                                                              297
   Administration and servicing fees                                                             85
   Transfer agent's fees                                                                        131
   Custody and accounting fees                                                                   80
   Postage                                                                                        5
   Shareholder reporting fees                                                                    16
   Trustees' fees                                                                                27
   Professional fees                                                                             92
   Other                                                                                          8
                                                                                              -----
       Total expenses                                                                           741
   Expenses reimbursed                                                                         (625)
                                                                                              -----
       Net expenses                                                                             116
                                                                                              -----
NET INVESTMENT INCOME                                                                             8
                                                                                              -----
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                              7
                                                                                              -----
   Increase in net assets resulting from operations                                           $  15
                                                                                              =====

See accompanying notes to financial statements.

================================================================================

18  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

---------------------------------------------------------------------------------------------------

                                                                         2016                  2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $      8              $      9
   Net realized gain on investments                                         7                    28
                                                                     ------------------------------
       Increase in net assets resulting from operations                    15                    37
                                                                     ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (8)                   (9)
   Net realized gains                                                      (7)                  (28)
                                                                     ------------------------------
       Distributions to shareholders                                      (15)                  (37)
                                                                     ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           72,202                85,108
   Reinvested dividends                                                    15                    37
   Cost of shares redeemed                                            (71,484)              (99,110)
                                                                     ------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                             733               (13,965)
                                                                     ------------------------------
   Net increase (decrease) in net assets                                  733               (13,965)

NET ASSETS
   Beginning of year                                                   84,963                98,928
                                                                     ------------------------------
   End of year                                                       $ 85,696              $ 84,963
                                                                     ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                         72,203                85,108
   Shares issued for dividends reinvested                                  15                    37
   Shares redeemed                                                    (71,484)              (99,110)
                                                                     ------------------------------
       Increase (decrease) in shares outstanding                          734               (13,965)
                                                                     ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA New York Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

20  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

22  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:

                                                  2016                     2015
                                                --------------------------------
Ordinary income*                                $ 6,000                  $13,000
Tax-exempt income                                 8,000                    9,000
Long-term realized capital gain                   1,000                   15,000
                                                -------                  -------
  Total distributions paid                      $15,000                  $37,000
                                                =======                  =======

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to

================================================================================

24  | USAA NEW YORK MONEY MARKET FUND

================================================================================

this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $297,000, resulting in an effective annualized management fee of 0.35% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $85,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $131,000.

D. EXPENSE LIMITATION - The Manager agreed, through August 1, 2016, to limit the total annual operating expenses of the Fund to 0.60% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. The Manager also has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager may modify or terminate this arrangement at any time. For the year ended March 31, 2016, the Fund incurred reimbursable expenses of $625,000, of which $53,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

26  | USAA NEW YORK MONEY MARKET FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

(7) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The fund currently intends to qualify as a Retail MMF no later than October 14, 2016, and in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                   ---------------------------------------------------------------------------
                                      2016             2015             2014             2013             2012
                                   ---------------------------------------------------------------------------
Net asset value at
  beginning of period              $  1.00          $  1.00          $  1.00          $  1.00         $   1.00
                                   ---------------------------------------------------------------------------
Income from
  investment operations:
  Net investment income(a)             .00              .00              .00              .00              .00
  Net realized and
    unrealized gain(loss)(a)           .00              .00             (.00)             .00              .00
                                   ---------------------------------------------------------------------------
Total from investment
  operations(a)                        .00              .00              .00              .00              .00
                                   ---------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)            (.00)            (.00)            (.00)            (.00)            (.00)
  Realized capital gains              (.00)(a)         (.00)(a)            -             (.00)(a)            -
                                   ---------------------------------------------------------------------------
Total distributions(a)                (.00)            (.00)            (.00)            (.00)            (.00)
                                   ---------------------------------------------------------------------------
Net asset value at
  end of period                    $  1.00          $  1.00          $  1.00          $  1.00         $   1.00
                                   ===========================================================================
Total return (%)*,(c)                  .02              .04              .01              .02              .01(b)
Net assets at
  end of period (000)              $85,696          $84,963          $98,928          $97,796         $100,012
Ratios to average net assets:**
  Expenses (%)(c),(d)                  .14              .17              .21              .33              .45(b)

  Expenses, excluding
    reimbursements (%)(d)              .88              .79              .77              .73              .73
  Net investment income (%)            .01              .01              .01              .01              .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended March 31, 2016, average net assets were $84,413,000.
(a)  Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $1,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Effective November 9, 2009, in addition to the Fund's 0.60% annual expense cap, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

28  | USAA NEW YORK MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE          OCTOBER 1, 2015 -
                                     OCTOBER 1, 2015          MARCH 31, 2016          MARCH 31, 2016
                                     -----------------------------------------------------------------
Actual                                  $1,000.00               $1,000.10                 $0.60

Hypothetical
  (5% return before expenses)            1,000.00                1,024.40                  0.61

*Expenses are equal to the Fund's annualized expense ratio of 0.12%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.01% for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

30  | USAA NEW YORK MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA NEW YORK MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA NEW YORK MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

36  | USAA NEW YORK MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

38  | USAA NEW YORK MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)                10%

   =============================================================================
   40865-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 ============================================================

          ANNUAL REPORT
          USAA TAX EXEMPT INTERMEDIATE-TERM FUND
          FUND SHARES o ADVISER SHARES
          MARCH 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         45

    Financial Statements                                                      47

    Notes to Financial Statements                                             50

EXPENSE EXAMPLE                                                               64

TRUSTEES' AND OFFICERS' INFORMATION                                           66


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204976-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF REGINA G. SHAFER]                          [PHOTO OF DALE R. HOFFMANN]
REGINA G. SHAFER, CPA, CFA                           DALE R. HOFFMANN*
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand as investors favored municipal bonds for their incremental yield and tax-advantaged status.

    Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets. The volatility in other asset classes was largely fueled by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to increase interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%.

    *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate increases in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

    Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 3.48% and 3.28%, respectively, versus an average return of 3.02% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 3.23% for the Lipper Intermediate Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    yield of 3.25% and 2.98%, respectively, compared to the Lipper category average of 2.20%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with the Fund's investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. As a result of its income orientation, the Fund generally favors bonds in the BBB and A rated categories.

    During the reporting period, Fund continued to benefit from our independent research. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for the Fund on a bond-by-bond basis. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential pitfalls.

    During the reporting period, the Fund maintained a diversified portfolio of more than 600 municipal bonds, primarily investment-grade, that are continuously monitored by our team of analysts. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USATX)


--------------------------------------------------------------------------------
                                                3/31/16              3/31/15
--------------------------------------------------------------------------------

Net Assets                                   $4.3 Billion          $3.9 Billion
Net Asset Value Per Share                       $13.61                $13.59

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.442                $0.449
Dollar-Weighted Average
Portfolio Maturity(+)                          9.6 Years             8.4 Years


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                         10 YEARS

   3.48%                              5.35%                            4.58%


--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/16                  EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

               1.67%                                         0.55%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2016


--------------------------------------------------------------------------------
              TOTAL RETURN      =     DIVIDEND RETURN      +      PRICE CHANGE
--------------------------------------------------------------------------------

10 YEARS         4.58%          =         4.13%            +          0.45%
5 YEARS          5.35%          =         3.73%            +          1.62%
1 YEAR           3.48%          =         3.33%            +          0.15%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]


--------------------------------------------------------------------------------
               TOTAL RETURN        DIVIDEND RETURN       CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
3/31/07            5.10%               4.30%                     0.80%
3/31/08            0.44                4.28                     -3.84
3/31/09           -1.22                4.67                     -5.89
3/31/10           13.07                5.01                      8.06
3/31/11            2.29                4.34                     -2.05
3/31/12           11.25                4.47                      6.78
3/31/13            6.31                3.77                      2.54
3/31/14            0.85                3.69                     -2.84
3/31/15            5.14                3.42                      1.72
3/31/16            3.48                3.33                      0.15

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming marginal federal tax
rates of:                            28.00%     36.80%*      38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD       DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years         4.13%                5.74%      6.53%        6.75%       7.30%
5 Years          3.73%                5.18%      5.90%        6.09%       6.59%
1 Year           3.33%                4.63%      5.27%        5.44%       5.88%

To match the Fund Shares' closing 30-day SEC Yield of 1.67% on 3/31/16,

A FULLY TAXABLE INVESTMENT MUST PAY:  2.32%      2.64%        2.73%       2.95%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       USAA TAX EXEMPT       LIPPER INTERMEDIATE
             BARCLAYS MUNICIPAL       INTERMEDIATE-TERM         MUNICIPAL DEBT
                 BOND INDEX              FUND SHARES             FUNDS INDEX
03/31/06        $10,000.00               $10,000.00              $10,000.00
04/30/06          9,996.56                 9,979.31                9,996.69
05/31/06         10,041.09                10,029.86               10,043.72
06/30/06         10,003.29                 9,990.50               10,004.34
07/31/06         10,122.28                10,108.69               10,108.48
08/31/06         10,272.48                10,252.93               10,239.94
09/30/06         10,343.93                10,328.84               10,300.48
10/31/06         10,408.79                10,379.23               10,348.64
11/30/06         10,495.56                10,462.39               10,412.56
12/31/06         10,458.48                10,425.43               10,376.49
01/31/07         10,431.70                10,411.78               10,354.45
02/28/07         10,569.16                10,543.25               10,464.89
03/31/07         10,543.10                10,509.16               10,454.60
04/30/07         10,574.31                10,544.50               10,481.31
05/31/07         10,527.49                10,493.02               10,440.58
06/30/07         10,472.94                10,434.65               10,401.18
07/31/07         10,554.12                10,494.63               10,467.83
08/31/07         10,508.59                10,414.51               10,460.48
09/30/07         10,664.09                10,578.70               10,586.94
10/31/07         10,711.63                10,616.73               10,616.89
11/30/07         10,779.92                10,649.32               10,688.88
12/31/07         10,809.85                10,624.69               10,709.14
01/31/08         10,946.16                10,770.35               10,883.94
02/29/08         10,445.02                10,257.99               10,494.07
03/31/08         10,743.55                10,554.63               10,718.55
04/30/08         10,869.27                10,661.82               10,778.92
05/31/08         10,934.99                10,745.51               10,843.14
06/30/08         10,811.57                10,641.48               10,735.67
07/31/08         10,852.66                10,639.63               10,783.98
08/31/08         10,979.67                10,757.82               10,900.65
09/30/08         10,464.78                10,269.46               10,492.21
10/31/08         10,357.96                10,006.46               10,373.37
11/30/08         10,390.89                 9,968.74               10,392.07
12/31/08         10,542.38                 9,846.06               10,465.55
01/31/09         10,928.26                10,366.47               10,890.11
02/28/09         10,985.68                10,409.67               10,845.78
03/31/09         10,987.69                10,425.55               10,838.80
04/30/09         11,207.19                10,679.41               11,022.82
05/31/09         11,325.74                10,924.81               11,147.79
06/30/09         11,219.64                10,834.81               11,059.25
07/31/09         11,407.36                11,040.64               11,242.54
08/31/09         11,602.38                11,214.70               11,360.83
09/30/09         12,018.76                11,678.45               11,686.68
10/31/09         11,766.47                11,488.41               11,456.26
11/30/09         11,863.69                11,600.67               11,631.25
12/31/09         11,903.78                11,645.83               11,654.17
01/31/10         11,965.78                11,721.45               11,717.77
02/28/10         12,081.76                11,837.49               11,832.93
03/31/10         12,052.84                11,788.65               11,769.22
04/30/10         12,199.31                11,935.82               11,882.17
05/31/10         12,290.81                12,022.45               11,962.99
06/30/10         12,298.11                12,020.02               11,965.54
07/31/10         12,451.46                12,167.26               12,120.70
08/31/10         12,736.54                12,423.41               12,365.73
09/30/10         12,716.64                12,419.53               12,325.33
10/31/10         12,681.42                12,378.53               12,295.72
11/30/10         12,427.84                12,158.64               12,111.24
12/31/10         12,187.00                11,975.72               11,935.84
01/31/11         12,097.22                11,874.98               11,871.89
02/28/11         12,289.81                12,081.98               12,041.31
03/31/11         12,248.86                12,058.82               12,006.60
04/30/11         12,468.21                12,249.51               12,188.70
05/31/11         12,681.27                12,437.56               12,360.14
06/30/11         12,725.52                12,511.19               12,389.50
07/31/11         12,855.38                12,633.56               12,500.64
08/31/11         13,075.32                12,795.25               12,668.09
09/30/11         13,210.48                12,909.99               12,721.73
10/31/11         13,161.37                12,873.27               12,670.99
11/30/11         13,239.12                12,967.04               12,765.84
12/31/11         13,490.98                13,193.22               12,992.44
01/31/12         13,802.98                13,491.16               13,239.60
02/29/12         13,816.58                13,493.76               13,243.43
03/31/12         13,726.81                13,417.22               13,133.77
04/30/12         13,885.17                13,578.89               13,280.96
05/31/12         14,000.43                13,692.57               13,363.61
06/30/12         13,985.40                13,696.25               13,341.15
07/31/12         14,207.05                13,868.81               13,514.95
08/31/12         14,223.23                13,905.07               13,528.16
09/30/12         14,309.14                13,984.09               13,606.26
10/31/12         14,349.52                14,036.46               13,635.29
11/30/12         14,585.91                14,277.04               13,827.37
12/31/12         14,405.64                14,141.56               13,672.59
01/31/13         14,465.64                14,201.72               13,713.71
02/28/13         14,509.45                14,284.14               13,767.23
03/31/13         14,446.88                14,262.84               13,724.48
04/30/13         14,605.24                14,387.09               13,846.12
05/31/13         14,426.84                14,251.55               13,679.04
06/30/13         14,018.33                13,896.48               13,354.65
07/31/13         13,895.76                13,845.46               13,312.23
08/31/13         13,697.45                13,690.22               13,170.01
09/30/13         13,992.27                13,924.07               13,398.76
10/31/13         14,102.81                14,031.90               13,498.93
11/30/13         14,073.74                14,003.75               13,460.66
12/31/13         14,037.80                13,995.23               13,436.33
01/31/14         14,311.29                14,230.79               13,641.68
02/28/14         14,479.10                14,361.43               13,769.92
03/31/14         14,503.44                14,383.44               13,743.24
04/30/14         14,677.70                14,522.06               13,883.10
05/31/14         14,866.70                14,671.20               14,021.36
06/30/14         14,879.59                14,669.18               14,014.43
07/31/14         14,905.79                14,699.80               14,037.08
08/31/14         15,086.34                14,827.96               14,166.37
09/30/14         15,101.67                14,846.61               14,172.63
10/31/14         15,205.19                14,931.60               14,242.94
11/30/14         15,231.53                14,950.92               14,248.51
12/31/14         15,308.28                15,024.65               14,293.67
01/31/15         15,579.62                15,208.43               14,509.78
02/28/15         15,418.96                15,082.31               14,383.50
03/31/15         15,463.49                15,122.07               14,407.76
04/30/15         15,382.31                15,062.82               14,351.90
05/31/15         15,339.78                15,026.11               14,298.73
06/30/15         15,325.89                15,000.49               14,284.59
07/31/15         15,436.86                15,086.16               14,364.73
08/31/15         15,467.22                15,105.22               14,386.89
09/30/15         15,579.19                15,202.99               14,475.02
10/31/15         15,641.19                15,244.40               14,533.67
11/30/15         15,703.33                15,308.06               14,577.55
12/31/15         15,813.72                15,417.56               14,667.96
01/31/16         16,002.44                15,572.73               14,821.50
02/29/16         16,027.50                15,584.04               14,830.50
03/31/16         16,078.33                15,647.99               14,873.62

                                   [END CHART]

                       Data from 03/31/06 through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA TAX EXEMPT               LIPPER INTERMEDIATE
                              INTERMEDIATE-TERM                 MUNICIPAL DEBT
                                FUND SHARES                     FUNDS AVERAGE
03/31/07                            4.18%                           3.52%
03/31/08                            4.45                            3.54
03/31/09                            4.93                            3.84
03/31/10                            4.47                            3.32
03/31/11                            4.46                            3.05
03/31/12                            4.02                            2.75
03/31/13                            3.61                            2.39
03/31/14                            3.71                            2.36
03/31/15                            3.30                            2.24
03/31/16                            3.25                            2.20

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 to 3/31/16.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)


--------------------------------------------------------------------------------
                                           3/31/16                   3/31/15
--------------------------------------------------------------------------------

Net Assets                              $42.1 Million             $36.8 Million
Net Asset Value Per Share                   $13.61                    $13.58

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.406                    $0.417


--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
   1 YEAR                  5 YEARS                    SINCE INCEPTION 8/01/10

   3.28%                    5.12%                              4.31%


--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 3/31/16
--------------------------------------------------------------------------------

   UNSUBSIDIZED          1.31%                SUBSIDIZED                1.39%


--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/15**
--------------------------------------------------------------------------------

   BEFORE REIMBURSEMENT         0.88%         AFTER REIMBURSEMENT       0.80%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.39% on 3/31/16, and assuming marginal federal tax
rates of:                               28.00%     36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:     1.93%      2.20%      2.27%      2.46%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA TAX EXEMPT      LIPPER INTERMEDIATE
               BARCLAYS MUNICIPAL      INTERMEDIATE-TERM        MUNICIPAL DEBT
                   BOND INDEX         FUND ADVISER SHARES        FUNDS INDEX
07/31/10          $10,000.00              $10,000.00             $10,000.00
08/31/10           10,228.95               10,207.68              10,202.16
09/30/10           10,212.97               10,202.67              10,168.82
10/31/10           10,184.68               10,167.09              10,144.40
11/30/10            9,981.03                9,984.70               9,992.20
12/31/10            9,787.61                9,832.59               9,847.48
01/31/11            9,715.50                9,748.28               9,794.73
02/28/11            9,870.17                9,916.64               9,934.51
03/31/11            9,837.28                9,895.97               9,905.86
04/30/11           10,013.45               10,050.71              10,056.10
05/31/11           10,184.57               10,203.26              10,197.55
06/30/11           10,220.10               10,261.88              10,221.77
07/31/11           10,324.40               10,360.40              10,313.46
08/31/11           10,501.03               10,491.11              10,451.62
09/30/11           10,609.58               10,583.24              10,495.87
10/31/11           10,570.14               10,551.47              10,454.01
11/30/11           10,632.58               10,626.58              10,532.26
12/31/11           10,834.86               10,810.00              10,719.21
01/31/12           11,085.43               11,052.37              10,923.13
02/29/12           11,096.35               11,052.74              10,926.29
03/31/12           11,024.25               10,988.14              10,835.82
04/30/12           11,151.44               11,118.74              10,957.26
05/31/12           11,244.01               11,209.88              11,025.45
06/30/12           11,231.93               11,210.95              11,006.91
07/31/12           11,409.94               11,350.27              11,150.31
08/31/12           11,422.94               11,377.82              11,161.20
09/30/12           11,491.93               11,440.78              11,225.64
10/31/12           11,524.36               11,481.61              11,249.59
11/30/12           11,714.22               11,676.37              11,408.07
12/31/12           11,569.44               11,563.63              11,280.36
01/31/13           11,617.62               11,610.80              11,314.29
02/28/13           11,652.81               11,676.34              11,358.44
03/31/13           11,602.56               11,656.81              11,323.17
04/30/13           11,729.74               11,764.81              11,423.53
05/31/13           11,586.46               11,643.43              11,285.69
06/30/13           11,258.38               11,351.37              11,018.05
07/31/13           11,159.95               11,307.72              10,983.05
08/31/13           11,000.68               11,178.99              10,865.72
09/30/13           11,237.45               11,368.12              11,054.44
10/31/13           11,326.23               11,454.22              11,137.09
11/30/13           11,302.88               11,429.28              11,105.51
12/31/13           11,274.02               11,420.42              11,085.44
01/31/14           11,493.66               11,610.77              11,254.86
02/28/14           11,628.43               11,715.55              11,360.66
03/31/14           11,647.98               11,731.40              11,338.65
04/30/14           11,787.93               11,842.39              11,454.04
05/31/14           11,939.72               11,961.83              11,568.11
06/30/14           11,950.07               11,958.08              11,562.39
07/31/14           11,971.12               11,980.86              11,581.08
08/31/14           12,116.12               12,082.67              11,687.75
09/30/14           12,128.43               12,095.44              11,692.91
10/31/14           12,211.57               12,161.99              11,750.92
11/30/14           12,232.73               12,166.19              11,755.51
12/31/14           12,294.37               12,223.63              11,792.77
01/31/15           12,512.28               12,379.68              11,971.07
02/28/15           12,383.26               12,275.11              11,866.88
03/31/15           12,419.02               12,296.25              11,886.91
04/30/15           12,353.82               12,254.48              11,840.81
05/31/15           12,319.66               12,221.93              11,796.95
06/30/15           12,308.51               12,198.52              11,785.28
07/31/15           12,397.63               12,265.52              11,851.40
08/31/15           12,422.01               12,278.33              11,869.68
09/30/15           12,511.93               12,355.22              11,942.40
10/31/15           12,561.73               12,386.18              11,990.78
11/30/15           12,611.63               12,426.08              12,026.98
12/31/15           12,700.29               12,512.29              12,101.58
01/31/16           12,851.86               12,644.66              12,228.25
02/29/16           12,871.98               12,650.94              12,235.68
03/31/16           12,912.80               12,699.87              12,271.25

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA TAX EXEMPT            LIPPER INTERMEDIATE
                               INTERMEDIATE-TERM FUND           MUNICIPAL DEBT
                                  ADVISER SHARES                FUNDS AVERAGE
03/31/12                               3.82%                        2.75%
03/31/13                               3.41                         2.39
03/31/14                               3.51                         2.36
03/15/15                               3.07                         2.24
03/31/16                               2.98                         2.20

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/16.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)

Hospital ................................................................  18.3%
Special Assessment/Tax/Fee ..............................................  10.4%
Education ...............................................................   9.2%
General Obligation ......................................................   9.1%
Electric Utilities ......................................................   7.7%
Toll Roads ..............................................................   7.5%
Escrowed Bonds ..........................................................   7.3%
Appropriated Debt .......................................................   5.6%
Airport/Port ............................................................   4.7%
Electric/Gas Utilities ..................................................   4.2%


You will find a complete list of securities that the Fund owns on pages 18-44.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]


AAA                                                                     11.8%
AA                                                                      29.6%
A                                                                       38.4%
BBB                                                                     17.5%
BELOW INVESTMENT-GRADE                                                   1.6%
UNRATED                                                                  1.1%


                                 [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-44.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                     99.98%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT INTERMEDIATE-TERM
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Intermediate-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Intermediate-Term Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDC    Industrial Development Corp.

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    ISD    Independent School District
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity
    USD    Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citibank, N.A., Deutsche Bank A.G., or Dexia Credit Local.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Federal Home Loan Mortgage Corp., Federal Housing Administration, Michigan School Bond Qualification and Loan Program, Pennsylvania Public School Intercept Program, or Texas Permanent School Fund.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (85.0%)

            ALABAMA (1.8%)
$ 5,000     Lower Alabama Gas District                                   5.00%       9/01/2027    $    6,036
  7,000     Lower Alabama Gas District                                   5.00        9/01/2028         8,532
 35,000     Lower Alabama Gas District                                   5.00        9/01/2034        42,509
  5,955     Montgomery Medical Clinic Board                              5.00        3/01/2033         6,765
  1,750     Montgomery Medical Clinic Board                              5.00        3/01/2036         1,958
  5,000     Private Colleges and Universities Facilities Auth. (INS)     4.75        9/01/2026         5,017
  8,000     Special Care Facilities Financing Auth.                      5.00        2/01/2036         9,173
                                                                                                  ----------
                                                                                                      79,990
                                                                                                  ----------
            ARIZONA (1.9%)
 20,310     Apache County IDA                                            4.50        3/01/2030        22,287
  6,000     Health Facilities Auth.                                      5.00        2/01/2027         6,751
  3,270     Phoenix Civic Improvement Corp. (INS)                        5.50        7/01/2024         4,098
  2,115     Phoenix Civic Improvement Corp. (INS)                        5.50        7/01/2025         2,675
  8,800     Phoenix IDA(a)                                               3.75        7/01/2024         9,409
 11,100     Phoenix IDA(a)                                               5.00        7/01/2034        12,355
  1,675     Phoenix IDA                                                  5.00        7/01/2036         1,876
  4,250     Phoenix IDA                                                  5.00       10/01/2036         4,903
  2,680     Pima County IDA                                              4.50        6/01/2030         2,927
  2,000     Pinal County IDA (INS)                                       5.25       10/01/2020         2,027
  1,250     Pinal County IDA (INS)                                       5.25       10/01/2022         1,265
  2,000     Pinal County IDA (INS)                                       4.50       10/01/2025         2,013
  3,540     State (INS)                                                  5.00       10/01/2019         4,019
  7,275     State (INS)                                                  5.25       10/01/2020         8,277
                                                                                                  ----------
                                                                                                      84,882
                                                                                                  ----------
            ARKANSAS (0.3%)
  3,125     Baxter County                                                5.00        9/01/2026         3,154
  4,000     Independence County (INS)                                    4.90        7/01/2022         4,012
  4,290     Pulaski Technical College (INS)                              5.00        9/01/2030         5,056
                                                                                                  ----------
                                                                                                      12,222
                                                                                                  ----------
            CALIFORNIA (10.4%)
    500     Anaheim Public Financing Auth.                               5.00        5/01/2028           608
    500     Anaheim Public Financing Auth.                               5.00        5/01/2029           604
  1,000     Anaheim Public Financing Auth.                               5.00        5/01/2030         1,200
  1,510     Cerritos Community College District                          5.02(b)     8/01/2025         1,200
  1,000     Cerritos Community College District                          5.24(b)     8/01/2027           739
  1,000     Cerritos Community College District                          5.41(b)     8/01/2028           707
 10,000     Chabot-Las Positas Community College District (INS)          4.85(b)     8/01/2022         7,476
  5,000     Chabot-Las Positas Community College District (INS)          4.88(b)     8/01/2023         3,556

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,520     Chula Vista Financing Auth.                                  5.00%       9/01/2027    $    1,838
  1,700     Chula Vista Financing Auth.                                  5.00        9/01/2028         2,043
  1,785     Chula Vista Financing Auth.                                  5.00        9/01/2029         2,130
  2,635     Chula Vista Financing Auth.                                  5.00        9/01/2030         3,127
  2,095     Chula Vista Financing Auth.                                  5.00        9/01/2031         2,470
  5,000     City and County of San Francisco Airport Commission          5.25        5/01/2022         5,676
  7,000     City and County of San Francisco Airport Commission          5.25        5/01/2023         7,930
  5,000     City and County of San Francisco Airport Commission          4.90        5/01/2029         5,653
  1,250     Communities Dev. Auth.                                       5.00        5/15/2032         1,482
  2,000     Communities Dev. Auth.                                       5.00        5/15/2033         2,366
  1,250     Communities Dev. Auth.                                       5.00        5/15/2034         1,473
  2,000     Communities Dev. Auth.                                       5.00        5/15/2035         2,351
  2,000     Coronado Community Dev. Agency (INS)                         5.00        9/01/2024         2,008
  6,810     El Camino Community College District                         4.25(b)     8/01/2026         5,209
  7,665     El Camino Community College District                         4.42(b)     8/01/2027         5,618
  5,500     El Camino Community College District                         4.58(b)     8/01/2028         3,855
  5,500     Foothill/Eastern Transportation Corridor Agency (INS)        4.25(b)     1/15/2035         2,679
 46,605     Golden State Tobacco Securitization Corp. (INS)              4.17(b)     6/01/2025        37,669
  2,000     Health Facilities Financing Auth.                            5.00        8/15/2027         2,374
  5,000     Health Facilities Financing Auth.(c)                         5.25        8/15/2031         5,973
  1,000     Irvine City                                                  5.00        9/02/2029         1,159
  5,000     Irvine USD Special Tax District (INS)                        5.25        9/01/2019         5,664
  2,500     Irvine USD Special Tax District (INS)                        4.50        9/01/2020         2,748
  6,745     Kern County Board of Education (INS)                         5.00        6/01/2026         6,784
  1,300     Los Angeles County                                           5.00        3/01/2023         1,592
  3,500     Pittsburg Redevelopment Agency                               5.00        9/01/2027         4,310
  2,640     Pittsburg Redevelopment Agency                               5.00        9/01/2028         3,230
  6,400     Public Works Board                                           5.50        4/01/2021         7,298
  6,755     Public Works Board                                           5.60        4/01/2022         7,722
  3,000     Public Works Board                                           5.13        3/01/2023         3,470
  3,130     Public Works Board                                           5.75        4/01/2023         3,589
  1,185     Public Works Board                                           5.00       11/01/2023         1,436
  2,500     Public Works Board                                           5.25        3/01/2024         2,895
  2,000     Public Works Board                                           5.00       11/01/2024         2,456
  1,250     Public Works Board                                           5.00        3/01/2025         1,509
  2,000     Public Works Board                                           5.38        3/01/2025         2,317
  1,365     Public Works Board                                           5.00        3/01/2026         1,660
 10,000     Public Works Board                                           5.00        4/01/2028        11,911
  7,000     Public Works Board                                           5.00       11/01/2028         8,458
  5,000     Public Works Board                                           5.00        4/01/2029         5,928
 11,465     Public Works Board                                           5.00       10/01/2031        13,882
 15,265     Sacramento Municipal Utility District
              Financing Auth. (INS) (PRE)                                4.75        7/01/2024        15,433

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$10,000     Sacramento Municipal Utility District
              Financing Auth. (PRE)                                      5.13%       7/01/2029    $   10,119
  4,720     Salinas Union High School District (INS)                     4.37(b)     6/01/2016         4,716
  2,000     Salinas Union High School District (INS)                     4.37(b)    10/01/2016         1,994
    775     San Diego Public Facilities Financing Auth.                  5.00       10/15/2030           947
  1,000     San Diego Public Facilities Financing Auth.                  5.00       10/15/2031         1,214
  1,000     San Diego Public Facilities Financing Auth.                  5.00       10/15/2032         1,207
  1,635     San Diego Public Facilities Financing Auth.                  5.00       10/15/2033         1,965
  1,000     San Diego Public Facilities Financing Auth.                  5.00       10/15/2034         1,196
  1,250     San Diego Public Facilities Financing Auth.                  5.00       10/15/2035         1,487
  2,395     San Diego USD (INS)                                          4.50        7/01/2025         2,443
  3,000     San Jose USD (INS) (PRE)                                     4.50        6/01/2024         3,081
  7,065     Santa Clara County Financing Auth. (INS) (PRE)               4.75        5/15/2023         7,104
  7,400     Santa Clara County Financing Auth. (INS) (PRE)               4.75        5/15/2024         7,440
  7,750     Santa Clara County Financing Auth. (INS) (PRE)               4.75        5/15/2025         7,792
    500     School Finance Auth.(a)                                      5.00        8/01/2031           574
  1,600     School Finance Auth.(a)                                      5.00        8/01/2036         1,823
  2,500     Solano Community College District (INS)                      4.85(b)     8/01/2023         1,785
  4,735     Solano Community College District (INS) (PRE)                4.88(b)     8/01/2024         3,215
  4,035     South Orange County Public Financing Auth. (INS)             5.00        8/15/2022         4,049
  4,920     South Orange County Public Financing Auth. (INS)             5.00        8/15/2025         4,937
 20,000     State                                                        5.25       10/01/2022        23,013
 27,445     State                                                        5.75        4/01/2027        31,473
 10,240     State                                                        5.00        8/01/2032        12,454
 10,000     State Univ.                                                  5.00       11/01/2029        12,332
 10,000     State Univ.                                                  5.00       11/01/2033        12,195
  3,120     Statewide Communities Dev. Auth.                             5.00        5/15/2021         3,137
  3,275     Statewide Communities Dev. Auth.                             5.00        5/15/2022         3,293
  3,440     Statewide Communities Dev. Auth.                             5.00        5/15/2023         3,458
  3,610     Statewide Communities Dev. Auth.                             5.00        5/15/2024         3,629
  3,795     Statewide Communities Dev. Auth.                             5.00        5/15/2025         3,815
  1,000     Statewide Communities Dev. Auth.                             5.13        5/15/2031         1,150
  7,515     Tobacco Securitization Auth.                                 4.75        6/01/2025         7,518
  1,605     Tulare City (INS)                                            5.00       11/15/2032         1,929
  1,570     Tulare City (INS)                                            5.00       11/15/2033         1,880
  3,655     Tulare City (INS)                                            5.00       11/15/2034         4,363
  2,340     Tulare City (INS)                                            5.00       11/15/2035         2,778
  3,470     Tuolumne Wind Project Auth.                                  5.00        1/01/2022         3,851
 10,000     Upland City                                                  6.00        1/01/2026        11,712
  2,000     Washington Township Health Care District                     5.75        7/01/2024         2,260
  3,500     Washington Township Health Care District                     5.00        7/01/2025         3,904
                                                                                                  ----------
                                                                                                     454,697
                                                                                                  ----------

================================================================================

22  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            COLORADO (2.9%)
$ 5,000     Adams and Arapahoe Counties Joint School District No. 28J    3.20%(b)   12/01/2022    $    4,429
  4,500     Adams County (INS)                                           4.38        9/01/2017         4,515
 30,955     Denver Health and Hospital Auth.                             4.75       12/01/2027        31,615
    745     Health Facilities Auth. (PRE)                                5.25        6/01/2023           751
    255     Health Facilities Auth.                                      5.25        6/01/2023           257
  2,750     Health Facilities Auth.                                      5.00        6/01/2028         3,142
  1,000     Health Facilities Auth.                                      5.00       12/01/2028         1,134
  1,500     Health Facilities Auth.                                      5.00       12/01/2029         1,695
  2,310     Health Facilities Auth.                                      5.00        6/01/2031         2,600
  2,000     Health Facilities Auth.                                      5.00        6/01/2032         2,233
  2,470     Health Facilities Auth.                                      5.00        6/01/2033         2,753
  6,385     Health Facilities Auth.                                      5.00        6/01/2034         7,106
  3,385     Health Facilities Auth.                                      5.00        6/01/2035         3,753
  4,000     Health Facilities Auth.                                      5.00       12/01/2035         4,409
  1,250     Park Creek Metropolitan District                             5.00       12/01/2032         1,449
  1,000     Park Creek Metropolitan District                             5.00       12/01/2034         1,148
 10,000     Regional Transportation District                             5.00        6/01/2025        11,420
  7,585     Regional Transportation District                             5.00        6/01/2029         8,850
 14,175     Regional Transportation District                             5.00        6/01/2030        16,503
 15,005     Regional Transportation District                             5.00        6/01/2031        17,409
                                                                                                  ----------
                                                                                                     127,171
                                                                                                  ----------
            CONNECTICUT (0.5%)
  1,120     Hartford City (INS)                                          5.00        7/01/2028         1,342
  2,400     Hartford City (INS)                                          5.00        7/01/2032         2,804
 10,000     Health and Educational Facilities Auth.                      5.00        7/01/2034        11,440
  7,185     Mashantucket (Western) Pequot Tribe(d),(e)                   6.90(f)     7/01/2031           474
  5,000     State                                                        5.00       11/15/2035         5,862
                                                                                                  ----------
                                                                                                      21,922
                                                                                                  ----------
            DISTRICT OF COLUMBIA (0.4%)
    375     District of Columbia                                         5.00        7/01/2023           433
  3,870     District of Columbia                                         5.63       10/01/2025         4,039
  5,000     District of Columbia                                         5.75       10/01/2026         5,233
  6,000     District of Columbia                                         5.75       10/01/2027         6,249
  1,280     District of Columbia                                         6.00        7/01/2033         1,499
                                                                                                  ----------
                                                                                                      17,453
                                                                                                  ----------
            FLORIDA (6.8%)
  2,500     Broward County Airport System                                5.00       10/01/2024         2,818
  6,500     Broward County School Board (INS) (PRE)                      5.00        7/01/2023         6,574
  4,000     Broward County School Board (INS) (PRE)                      5.00        7/01/2024         4,046
  2,000     Broward County School Board                                  5.00        7/01/2029         2,401
  2,000     Broward County School Board                                  5.00        7/01/2030         2,387

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 2,325     Halifax Hospital Medical Center                              5.00%       6/01/2035    $    2,636
  2,750     Halifax Hospital Medical Center                              5.00        6/01/2036         3,157
  8,000     Hillsborough County IDA                                      5.65        5/15/2018         8,751
  3,500     Jacksonville                                                 5.00       10/01/2028         4,126
  1,250     Lake County School Board (INS)                               5.00        6/01/2029         1,472
  2,225     Lake County School Board (INS)                               5.00        6/01/2030         2,605
  2,500     Lee County                                                   5.00       10/01/2023         3,081
  2,700     Lee County                                                   5.00       10/01/2024         3,375
  4,000     Lee County                                                   5.00       10/01/2033         4,704
  7,245     Lee County IDA                                               5.00       10/01/2028         7,716
  3,750     Lee County School Board                                      5.00        8/01/2028         4,512
  6,560     Miami Beach City Health Facilities Auth.                     5.00       11/15/2029         7,463
  7,500     Miami-Dade County                                            3.75       12/01/2018         7,976
  8,375     Miami-Dade County (INS) (PRE)                                4.75       11/01/2023         8,580
  2,345     Miami-Dade County (INS)                                      5.00       10/01/2024         2,488
  9,830     Miami-Dade County (INS) (PRE)                                4.75       11/01/2024        10,070
  2,000     Miami-Dade County                                            5.00       10/01/2025         2,393
  3,670     Miami-Dade County (INS)                                      5.00       10/01/2025         3,895
  2,500     Miami-Dade County (INS) (PRE)                                5.00       10/01/2026         2,661
  6,440     Miami-Dade County                                            5.00       10/01/2026         7,454
  7,000     Miami-Dade County                                            5.00       10/01/2027         8,092
 10,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2028        11,570
  1,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2029         1,186
  7,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2029         8,068
  1,610     Miami-Dade County Expressway Auth.                           5.00        7/01/2030         1,899
  2,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2030         2,371
  1,255     Miami-Dade County Expressway Auth.                           5.00        7/01/2031         1,474
  2,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2031         2,356
  2,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2032         2,338
  2,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2033         2,333
  2,000     Miami-Dade County Expressway Auth.                           5.00        7/01/2034         2,327
  4,750     Miami-Dade County Health Facilities Auth.                    5.00        8/01/2027         5,427
  4,950     Miami-Dade County Health Facilities Auth.                    5.00        8/01/2028         5,635
  5,250     Miami-Dade County Health Facilities Auth.                    5.00        8/01/2029         5,905
  3,500     Miami-Dade County Health Facilities Auth.                    5.00        8/01/2030         3,925
  5,780     Miami-Dade County Health Facilities Auth.                    5.00        8/01/2031         6,465
 10,000     Miami-Dade County School Board (INS) (PRE)                   5.00        2/01/2024        11,142
 12,000     Miami-Dade County School Board (INS) (PRE)                   5.25        5/01/2025        13,112
 12,000     Orange County Health Facility Auth.                          5.25       10/01/2022        13,638
  5,000     Orange County Health Facility Auth.                          5.38       10/01/2023         5,678
  3,055     Osceola County School Board                                  5.00        6/01/2028         3,604
  7,595     Palm Beach County Health Facilities Auth.                    5.00       11/15/2023         8,614
  1,995     Pinellas County Educational Facilities Auth.                 5.00       10/01/2021         2,322
  1,080     Pinellas County Educational Facilities Auth.                 4.00       10/01/2022         1,204

================================================================================

24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,415     Pinellas County Educational Facilities Auth.                 4.00%      10/01/2023    $    1,565
  2,045     Pinellas County Educational Facilities Auth.(c)              5.38       10/01/2026         2,354
  1,895     Pinellas County Educational Facilities Auth.                 5.00       10/01/2027         2,146
  2,615     Pinellas County Educational Facilities Auth.(c)              6.50       10/01/2031         3,137
  7,370     Saint Lucie County (INS)                                     5.00       10/01/2028         8,738
  2,045     Saint Lucie County School Board                              5.00        7/01/2025         2,462
  1,500     Saint Lucie County School Board                              5.00        7/01/2026         1,791
  3,195     Southeast Overtown/Park West Community Redevelopment
              Agency(a)                                                  5.00        3/01/2030         3,578
  8,970     Sunshine State Governmental Financing Commission             5.00        9/01/2019        10,129
  5,525     Sunshine State Governmental Financing Commission             5.00        9/01/2020         6,394
  1,055     Sunshine State Governmental Financing Commission (INS)       5.00        9/01/2021         1,248
  1,000     Volusia County Educational Facilities Auth.                  5.00       10/15/2028         1,173
  1,000     Volusia County Educational Facilities Auth.                  5.00       10/15/2029         1,168
  1,500     Volusia County Educational Facilities Auth.                  5.00       10/15/2030         1,742
  1,560     Volusia County Educational Facilities Auth.                  5.00       10/15/2032         1,793
                                                                                                  ----------
                                                                                                     297,444
                                                                                                  ----------
            GEORGIA (0.5%)
 10,000     Burke County Dev. Auth.                                      7.00        1/01/2023        10,990
  3,600     Glynn-Brunswick Memorial Hospital Auth. (PRE)                5.25        8/01/2023         3,966
    400     Glynn-Brunswick Memorial Hospital Auth.                      5.25        8/01/2023           437
  2,000     Private Colleges and Universities Auth.                      5.25       10/01/2027         2,334
  3,000     Private Colleges and Universities Auth.                      5.25       10/01/2027         3,471
                                                                                                  ----------
                                                                                                      21,198
                                                                                                  ----------
            GUAM (0.4%)
  1,000     Power Auth. (INS)                                            5.00       10/01/2027         1,187
  1,000     Power Auth.                                                  5.00       10/01/2029         1,150
  1,000     Power Auth. (INS)                                            5.00       10/01/2030         1,186
  1,000     Power Auth.                                                  5.00       10/01/2030         1,144
    695     Power Auth.                                                  5.00       10/01/2031           791
  1,000     Power Auth. (INS)                                            5.00       10/01/2032         1,180
    750     Waterworks Auth.                                             5.00        7/01/2023           890
    600     Waterworks Auth.                                             5.00        7/01/2024           717
    750     Waterworks Auth.                                             5.00        7/01/2025           892
  1,000     Waterworks Auth.                                             5.00        7/01/2028         1,155
  1,000     Waterworks Auth.                                             5.00        7/01/2029         1,153
  3,000     Waterworks Auth.                                             5.25        7/01/2033         3,473
  1,250     Waterworks Auth.                                             5.00        7/01/2036         1,444
                                                                                                  ----------
                                                                                                      16,362
                                                                                                  ----------
            ILLINOIS (10.8%)
    260     Bedford Park                                                 4.60       12/01/2017           261
  3,328     Chicago                                                      6.63       12/01/2022         3,345

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$30,000     Chicago (INS)                                                4.45%(b)    1/01/2023    $   21,918
  1,000     Chicago                                                      5.00        1/01/2031         1,111
  2,000     Chicago                                                      5.00       11/01/2031         2,222
  1,000     Chicago                                                      5.00        1/01/2032         1,106
  2,000     Chicago                                                      5.00       11/01/2033         2,200
  6,525     Chicago Midway Airport                                       5.00        1/01/2027         7,558
 11,750     Chicago Midway Airport                                       5.00        1/01/2029        13,619
  5,175     Chicago Midway Airport                                       5.00        1/01/2030         5,963
  8,910     Chicago Midway Airport                                       5.00        1/01/2031        10,187
  6,000     Chicago Midway Airport                                       5.00        1/01/2032         6,828
  1,635     Chicago Midway Airport                                       5.25        1/01/2033         1,866
  3,500     Chicago Wastewater Transmission                              5.00        1/01/2033         3,857
  1,000     Chicago Wastewater Transmission                              5.00        1/01/2034         1,102
  1,250     Chicago Wastewater Transmission                              5.00        1/01/2035         1,372
  9,000     Chicago-O'Hare International Airport                         5.25        1/01/2024        10,142
  3,620     Chicago-O'Hare International Airport (INS)                   5.00        1/01/2028         4,277
  1,500     Chicago-O'Hare International Airport (INS)                   5.00        1/01/2029         1,761
 13,480     Chicago-O'Hare International Airport                         5.25        1/01/2029        16,045
  2,150     Chicago-O'Hare International Airport (INS)                   5.13        1/01/2030         2,528
 11,560     Chicago-O'Hare International Airport                         5.00        1/01/2033        13,580
  5,675     Chicago-O'Hare International Airport                         5.00        1/01/2034         6,643
  4,500     Educational Facilities Auth.                                 4.45       11/01/2036         4,701
  2,370     Finance Auth.                                                5.50        5/01/2017         2,464
  4,340     Finance Auth.                                                5.75        5/01/2018         4,678
  2,080     Finance Auth.                                                5.00        2/15/2020         2,328
  1,710     Finance Auth.                                                5.00        2/15/2022         1,926
    750     Finance Auth.                                                5.25        4/01/2022           768
  2,000     Finance Auth.                                                5.00        4/01/2023         2,001
  3,400     Finance Auth. (INS) (PRE)                                    5.00       11/01/2023         3,759
  7,140     Finance Auth.                                                5.13        2/15/2025         8,052
  4,165     Finance Auth.                                                5.00        4/01/2025         4,167
  8,210     Finance Auth.                                                4.50        5/15/2025         9,028
  7,665     Finance Auth.                                                5.38        8/15/2026         9,029
  8,000     Finance Auth.                                                4.50       11/15/2026         8,173
  1,750     Finance Auth.                                                5.40        4/01/2027         1,784
  8,250     Finance Auth.                                                5.50        7/01/2028         9,696
 20,000     Finance Auth.                                                3.90        3/01/2030        21,274
  1,000     Finance Auth.                                                5.00        5/15/2030         1,152
  1,875     Finance Auth.                                                5.00        5/15/2031         2,090
  3,385     Finance Auth.                                                5.00        9/01/2034         3,775
  3,700     Finance Auth.                                                5.00       11/15/2034         4,263
  1,100     Finance Auth.                                                5.00        5/15/2035         1,243
  4,000     Finance Auth.                                                5.00        8/15/2035         4,508
  3,000     Finance Auth.                                                5.00       11/15/2035         3,445
  1,400     Finance Auth.                                                5.00        5/15/2036         1,523

================================================================================

26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,835     Herrin Community USD (INS)                                   5.00%      12/01/2028    $    2,088
  1,925     Herrin Community USD (INS)                                   5.00       12/01/2029         2,179
  2,025     Herrin Community USD (INS)                                   5.00       12/01/2030         2,281
  6,000     Herrin Community USD (INS)                                   5.00       12/01/2034         6,634
    315     Housing Dev. Auth.                                           4.55        7/01/2021           317
    365     Housing Dev. Auth.                                           4.60        7/01/2023           367
  2,800     Kane, Cook and Dupage Counties                               5.00        1/01/2032         3,203
  4,000     Kane, Cook and Dupage Counties                               5.00        1/01/2033         4,558
  5,000     Kendall Kane and Will Counties Community Unit School
              District                                                   5.00        2/01/2035         5,749
  6,000     Kendall Kane and Will Counties Community Unit School
              District                                                   5.00        2/01/2036         6,872
  3,495     Lake County Community Unit School District (INS) (ETM)       5.13(b)    12/01/2016         3,481
  4,555     Lake County Community Unit School District (INS)             5.13(b)    12/01/2016         4,528
  2,500     Metropolitan Pier and Exposition Auth. (INS)                 5.20        6/15/2017         2,611
  1,290     Metropolitan Pier and Exposition Auth. (INS) (PRE)           5.30        6/15/2018         1,375
  1,210     Metropolitan Pier and Exposition Auth. (INS)                 5.30        6/15/2018         1,287
  1,065     Metropolitan Pier and Exposition Auth. (INS) (PRE)           5.40        6/15/2019         1,136
  2,935     Metropolitan Pier and Exposition Auth. (INS)                 5.40        6/15/2019         3,123
  5,000     Metropolitan Pier and Exposition Auth. (INS)                 5.70(b)     6/15/2026         3,537
 14,650     Municipal Electric Agency                                    4.00        2/01/2033        15,516
  7,095     Railsplitter Tobacco Settlement Auth.                        5.00        6/01/2018         7,669
 10,000     Railsplitter Tobacco Settlement Auth.                        5.50        6/01/2023        11,769
  3,000     Sports Facilities Auth. (INS)                                5.25        6/15/2030         3,427
  5,000     Sports Facilities Auth. (INS)                                5.25        6/15/2031         5,676
  5,000     Sports Facilities Auth. (INS)                                5.25        6/15/2032         5,650
  8,500     Springfield                                                  5.00       12/01/2030        10,036
  3,000     Springfield (INS)                                            5.00        3/01/2034         3,451
  3,700     Springfield School District No. 186 (INS)                    5.00        2/01/2024         4,402
  7,200     Springfield School District No. 186 (INS)                    5.00        2/01/2025         8,486
  4,215     Springfield School District No. 186 (INS)                    5.00        2/01/2026         4,938
  5,000     State (INS)                                                  5.00        1/01/2021         5,528
 10,000     State (INS)                                                  5.00        4/01/2029        11,114
 12,475     State Univ.                                                  4.00        4/01/2033        13,170
  5,000     Toll Highway Auth.                                           5.00       12/01/2032         5,999
  5,870     Toll Highway Auth.                                           5.00        1/01/2034         6,911
  5,600     Toll Highway Auth.                                           5.00        1/01/2035         6,558
  7,000     Toll Highway Auth.                                           5.00        1/01/2036         8,166
  5,225     Village of Gilberts (INS)                                    5.00        3/01/2030         5,888
  3,000     Village of Volo (INS)                                        5.00        3/01/2034         3,472
  1,250     Village of Volo (INS)                                        4.00        3/01/2036         1,266
 14,070     Will County Forest Preserve District (INS)                   5.40(b)    12/01/2017        13,793
                                                                                                  ----------
                                                                                                     473,529
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            INDIANA (1.3%)
$ 1,470     Finance Auth.                                                5.00%       5/01/2024    $    1,748
 20,000     Finance Auth. (INS)                                          4.55       12/01/2024        20,494
  1,200     Finance Auth.                                                5.00        5/01/2027         1,383
  1,900     Finance Auth.                                                5.00       10/01/2027         2,005
 10,500     Finance Auth.                                                5.00        6/01/2032        11,233
  3,000     Jasper County (INS)                                          5.85        4/01/2019         3,358
  6,500     Richmond Hospital Auth.                                      5.00        1/01/2035         7,464
  6,000     Rockport (INS)                                               4.63        6/01/2025         6,213
  1,500     Vanderburgh County Redevelopment District (PRE)              5.00        2/01/2026         1,522
                                                                                                  ----------
                                                                                                      55,420
                                                                                                  ----------
            IOWA (0.4%)
  1,325     Finance Auth. (INS)                                          5.00       12/01/2021         1,358
  1,390     Finance Auth. (INS)                                          5.00       12/01/2022         1,424
  1,460     Finance Auth. (INS)                                          5.00       12/01/2023         1,494
  1,535     Finance Auth. (INS)                                          5.00       12/01/2024         1,569
  1,610     Finance Auth. (INS)                                          5.00       12/01/2025         1,645
  1,690     Finance Auth. (INS)                                          5.00       12/01/2026         1,725
  2,475     Waterloo Community School District                           5.00        7/01/2024         2,742
  2,775     Waterloo Community School District                           5.00        7/01/2025         3,066
  4,510     Waterloo Community School District                           5.00        7/01/2027         4,896
                                                                                                  ----------
                                                                                                      19,919
                                                                                                  ----------
            KANSAS (0.0%)
  1,705     Wyandotte County                                             6.07(b)     6/01/2021         1,287
                                                                                                  ----------
            KENTUCKY (0.9%)
  2,000     Commonwealth Property and Buildings Commission               5.00        2/01/2032         2,355
  2,250     Commonwealth Property and Buildings Commission               5.00        2/01/2033         2,637
  6,130     Economic Dev. Finance Auth.                                  4.05(b)    10/01/2024         4,814
  7,500     Economic Dev. Finance Auth. (INS)                            5.75       12/01/2028         8,063
  3,830     Louisville/Jefferson County Metro Government                 5.00       12/01/2022         4,555
  2,760     Louisville/Jefferson County Metro Government                 5.00       12/01/2023         3,260
  7,160     Louisville/Jefferson County Metro Government                 5.00       12/01/2024         8,378
  3,725     Pikeville City Hospital Improvement                          5.75        3/01/2026         4,230
                                                                                                  ----------
                                                                                                      38,292
                                                                                                  ----------
            LOUISIANA (2.9%)
  2,750     Jefferson Parish Hospital District No. 1 (INS) (PRE)(c)      5.50        1/01/2026         3,285
  3,000     Jefferson Parish Hospital District No. 1 (INS) (PRE)         5.38        1/01/2031         3,567
  3,750     Local Government Environmental Facilities and
              Community Dev. Auth.                                       6.50        8/01/2029         4,355
    700     New Orleans                                                  5.00        6/01/2031           821
  1,150     New Orleans                                                  5.00        6/01/2032         1,343
  1,500     New Orleans                                                  5.00       12/01/2033         1,745
  1,500     New Orleans                                                  5.00        6/01/2034         1,737

================================================================================

28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,500     New Orleans                                                  5.00%      12/01/2035    $    1,730
 20,000     Public Facilities Auth.                                      5.00        9/01/2028        20,044
 14,000     Public Facilities Auth.                                      3.50        6/01/2030        14,238
  8,995     Public Facilities Auth.                                      5.00        7/01/2033        10,419
 13,550     Public Facilities Auth.                                      5.00        7/01/2034        15,659
  2,000     Public Facilities Auth. (INS)                                5.00        6/01/2036         2,230
  5,330     Shreveport (INS)                                             5.00       12/01/2031         6,285
  5,125     Shreveport (INS)                                             5.00       12/01/2032         6,013
  1,515     Shreveport (INS)                                             5.00       12/01/2033         1,794
  1,500     Shreveport (INS)                                             5.00       12/01/2034         1,769
  1,510     Shreveport (INS)                                             5.00       12/01/2035         1,770
  2,440     Terrebonne Parish Hospital Service District No. 1            5.00        4/01/2022         2,751
  2,570     Terrebonne Parish Hospital Service District No. 1            5.00        4/01/2023         2,889
  2,000     Terrebonne Parish Hospital Service District No. 1            4.65        4/01/2024         2,189
  4,250     Terrebonne Parish Hospital Service District No. 1            5.00        4/01/2028         4,733
  5,000     Tobacco Settlement Financing Corp.                           5.00        5/15/2023         5,993
 10,000     Tobacco Settlement Financing Corp.                           5.25        5/15/2031        11,250
                                                                                                  ----------
                                                                                                     128,609
                                                                                                  ----------
            MAINE (0.4%)
  1,635     Health and Higher Educational Facilities Auth.               5.00        7/01/2024         1,884
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2026         1,135
 11,500     Health and Higher Educational Facilities Auth.               6.00        7/01/2026        12,964
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2027         1,125
                                                                                                  ----------
                                                                                                      17,108
                                                                                                  ----------
            MARYLAND (0.4%)
    100     Community Dev. Administration                                5.88        7/01/2016           100
  2,500     EDC                                                          6.20        9/01/2022         2,865
  5,000     Health and Higher Educational Facilities Auth. (PRE)         6.00        1/01/2028         5,454
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2033         1,140
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2033         1,178
  2,200     Health and Higher Educational Facilities Auth.               5.00        7/01/2034         2,503
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2034         1,172
  1,310     Health and Higher Educational Facilities Auth.               5.00        7/01/2035         1,527
  1,000     Health and Higher Educational Facilities Auth.               5.00        7/01/2036         1,161
                                                                                                  ----------
                                                                                                      17,100
                                                                                                  ----------
            MASSACHUSETTS (1.1%)
  5,545     Bay Transportation Auth.                                     4.60(b)     7/01/2022         4,360
  5,000     Bay Transportation Auth.                                     4.70(b)     7/01/2024         3,559
  1,600     Bay Transportation Auth.                                     4.73(b)     7/01/2025         1,084
    640     Dev. Finance Agency                                          5.00        7/01/2020           708
  1,480     Dev. Finance Agency                                          5.00        7/01/2022         1,677
  4,500     Dev. Finance Agency                                          6.25        1/01/2027         5,301
  1,720     Dev. Finance Agency                                          5.00        7/01/2027         1,877

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 2,000     Dev. Finance Agency                                          5.00%       7/01/2030    $    2,179
  2,000     Dev. Finance Agency                                          5.00        7/01/2030         2,357
  1,675     Dev. Finance Agency                                          5.00        7/01/2031         1,960
  2,155     Dev. Finance Agency                                          5.00        4/15/2033         2,404
  2,000     Dev. Finance Agency                                          5.00        7/01/2036         2,298
  3,110     Health and Educational Facilities Auth.                      5.00        7/01/2019         3,478
  9,000     Health and Educational Facilities Auth.                      6.00        7/01/2024        10,271
  4,000     Health and Educational Facilities Auth.                      5.00        7/15/2027         4,142
    110     Water Pollution Abatement Trust                              4.75        8/01/2025           110
                                                                                                  ----------
                                                                                                      47,765
                                                                                                  ----------
            MICHIGAN (2.1%)
  3,000     Building Auth.                                               5.00       10/15/2029         3,557
  2,000     Finance Auth. (NBGA)                                         5.00        5/01/2024         2,400
  1,700     Finance Auth. (NBGA)                                         5.00        5/01/2025         2,057
  8,200     Finance Auth.                                                5.00       12/01/2034         9,819
  4,600     Finance Auth.                                                5.00       12/01/2035         5,481
 10,000     Grand Traverse County Hospital Finance Auth.                 5.00        7/01/2029        11,275
  2,675     Hospital Finance Auth.                                       5.00       11/15/2019         2,747
  3,400     Hospital Finance Auth.                                       5.00       11/15/2022         3,486
 12,000     Kent Hospital Finance Auth.                                  5.00       11/15/2029        13,805
  2,775     Livonia Public Schools School District (INS)                 5.00        5/01/2032         3,271
  2,875     Livonia Public Schools School District (INS)                 5.00        5/01/2033         3,372
  2,965     Livonia Public Schools School District (INS)                 5.00        5/01/2034         3,466
  3,065     Livonia Public Schools School District (INS)                 5.00        5/01/2035         3,566
  2,770     Livonia Public Schools School District (INS)                 5.00        5/01/2036         3,210
 10,050     State Building Auth. (INS) (PRE)                             4.81(b)    10/15/2022         7,535
  7,950     State Building Auth. (INS)                                   4.81(b)    10/15/2022         5,942
  3,000     State Trunk Line Fund                                        5.00       11/01/2019         3,422
  2,000     State Trunk Line Fund                                        5.00       11/01/2020         2,280
                                                                                                  ----------
                                                                                                      90,691
                                                                                                  ----------
            MINNESOTA (0.4%)
  1,080     Chippewa County                                              5.38        3/01/2022         1,108
  5,120     Chippewa County                                              5.50        3/01/2027         5,241
  1,650     Higher Education Facilities Auth. (PRE)                      4.50       10/01/2027         1,683
    850     Higher Education Facilities Auth.                            4.50       10/01/2027           865
  3,500     St. Paul Housing and Redevelopment Auth. (PRE)               5.25        5/15/2026         3,603
  1,750     St. Paul Housing and Redevelopment Auth.                     5.00       11/15/2029         2,070
  1,275     St. Paul Housing and Redevelopment Auth.                     5.00       11/15/2030         1,500
                                                                                                  ----------
                                                                                                      16,070
                                                                                                  ----------
            MISSISSIPPI (0.3%)
  2,000     Dev. Bank                                                    5.00        4/01/2028         2,339
  7,000     Dev. Bank (INS)                                              5.00        9/01/2030         8,078

================================================================================

30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,650     Hospital Equipment and Facilities Auth.                      5.00%      12/01/2016    $    1,684
  1,000     Hospital Equipment and Facilities Auth.                      5.25       12/01/2021         1,022
                                                                                                  ----------
                                                                                                      13,123
                                                                                                  ----------
            MISSOURI (1.2%)
  1,780     Cape Girardeau County Health Care Facilities IDA             5.00        6/01/2025         2,060
  2,555     Cape Girardeau County Health Care Facilities IDA             5.00        6/01/2027         2,922
 17,545     Cape Girardeau County Health Care Facilities IDA             5.00        6/01/2027        17,090
  2,740     Cape Girardeau County Health Care Facilities IDA             6.00        3/01/2033         2,760
  1,000     Cass County                                                  5.00        5/01/2022         1,017
  3,315     Cass County                                                  5.38        5/01/2022         3,379
  2,000     Cass County                                                  5.50        5/01/2027         2,032
  1,000     Dev. Finance Board                                           5.00        6/01/2030         1,141
  4,215     Dev. Finance Board                                           5.00        6/01/2031         4,787
  2,310     Health and Educational Facilities Auth.                      5.00        5/01/2030         2,571
  2,350     Health and Educational Facilities Auth.                      5.25        5/01/2033         2,632
  1,760     Riverside IDA (INS)                                          5.00        5/01/2020         1,847
  1,380     Saint Louis County IDA                                       5.00        9/01/2023         1,536
  2,750     Saint Louis County IDA                                       5.50        9/01/2033         3,102
  1,330     St. Joseph IDA (PRE)                                         5.00        4/01/2027         1,388
  2,110     Stoddard County IDA                                          6.00        3/01/2037         2,125
                                                                                                  ----------
                                                                                                      52,389
                                                                                                  ----------
            MONTANA (0.3%)
  6,500     Forsyth (INS)                                                4.65        8/01/2023         6,590
  8,500     Forsyth                                                      3.90        3/01/2031         8,976
                                                                                                  ----------
                                                                                                      15,566
                                                                                                  ----------
            NEBRASKA (0.1%)
  1,250     Douglas County Hospital Auth.                                5.00       11/01/2028         1,463
  1,600     Douglas County Hospital Auth.                                5.00       11/01/2030         1,856
                                                                                                  ----------
                                                                                                       3,319
                                                                                                  ----------
            NEVADA (1.5%)
  2,865     Clark County                                                 5.00        5/15/2020         2,881
  3,660     Clark County                                                 5.00        7/01/2026         4,586
  2,220     Clark County                                                 5.00        7/01/2027         2,787
 20,470     Clark County                                                 5.00        7/01/2032        23,963
 10,845     Clark County                                                 5.00        7/01/2033        12,644
 18,000     Humboldt County                                              5.15       12/01/2024        20,033
                                                                                                  ----------
                                                                                                      66,894
                                                                                                  ----------
            NEW JERSEY (4.1%)
  1,135     Bayonne City (INS)(h)                                        5.00        7/01/2034         1,327
  1,000     Bayonne City (INS)(h)                                        5.00        7/01/2035         1,163
  1,000     Casino Reinvestment Dev. Auth. (INS)                         5.00       11/01/2029         1,118
  1,000     Casino Reinvestment Dev. Auth. (INS)                         5.00       11/01/2030         1,114

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 7,300     EDA (ETM)                                                    5.25%       9/01/2019    $    8,346
  2,700     EDA                                                          5.25        9/01/2019         2,944
  5,000     EDA (INS)                                                    5.00        7/01/2022         5,057
  7,300     EDA (PRE)                                                    5.25        9/01/2022         8,690
  3,500     EDA                                                          4.45        6/01/2023         3,842
 18,410     EDA                                                          5.00        3/01/2025        20,103
  5,125     EDA                                                          5.00        6/15/2025         5,686
 10,000     EDA (INS)                                                    5.00        6/15/2025        11,554
  2,500     EDA                                                          5.00        6/15/2026         2,705
  9,000     EDA                                                          5.25        6/15/2033         9,866
  4,535     Essex County Improvement Auth. (INS)                         6.00       11/01/2025         5,217
  2,000     Health Care Facilities Financing Auth. (INS)                 5.00        7/01/2027         2,369
  1,500     Health Care Facilities Financing Auth. (INS)                 5.00        7/01/2030         1,751
  2,700     New Jersey EDA                                               5.25        9/01/2022         2,954
    500     South Jersey Transportation Auth.                            5.00       11/01/2030           570
    750     South Jersey Transportation Auth.                            5.00       11/01/2031           849
  1,085     South Jersey Transportation Auth.                            5.00       11/01/2034         1,216
  1,000     State Building Auth.                                         4.00        6/15/2030         1,006
 20,000     State Turnpike Auth.                                         5.00        1/01/2021        22,118
  7,675     State Turnpike Auth.                                         5.00        1/01/2034         9,121
 10,000     State Turnpike Auth.                                         5.00        1/01/2034        11,723
  4,725     State Turnpike Auth.                                         5.00        1/01/2035         5,593
  5,000     Tobacco Settlement Financing Corp.                           5.00        6/01/2017         5,244
  5,000     Transportation Trust Fund Auth. (INS)                        5.25       12/15/2022         5,641
 20,000     Transportation Trust Fund Auth.                              4.47(b)    12/15/2025        13,459
  2,000     Transportation Trust Fund Auth.                              5.25        6/15/2033         2,199
  3,000     Transportation Trust Fund Auth.                              5.25        6/15/2034         3,289
                                                                                                  ----------
                                                                                                     177,834
                                                                                                  ----------
            NEW MEXICO (0.5%)
 20,000     Farmington Pollution Control                                 4.70        5/01/2024        22,276
                                                                                                  ----------
            NEW YORK (7.4%)
  2,500     Albany IDA (PRE)                                             5.75       11/15/2022         2,705
  3,700     Chautauqua Tobacco Asset Securitization Corp.                5.00        6/01/2034         3,937
  4,760     Dormitory Auth.                                              5.30        2/15/2017         4,780
 12,560     Dormitory Auth. (ETM)                                        5.30        2/15/2019        13,483
  5,000     Dormitory Auth.                                              5.00        7/01/2020         5,055
 24,935     Dormitory Auth. (PRE)                                        5.00        7/01/2022        26,301
    750     Dormitory Auth.                                              5.00        5/01/2023           862
    750     Dormitory Auth.                                              5.00        5/01/2024           853
  1,200     Dormitory Auth.                                              5.00        5/01/2025         1,356
  1,000     Dormitory Auth.                                              5.00        5/01/2026         1,123
  1,000     Dormitory Auth. (INS)                                        5.00       10/01/2027         1,219
  1,000     Dormitory Auth. (INS)                                        5.00       10/01/2028         1,212
  1,300     Dormitory Auth. (INS)                                        5.00       10/01/2029         1,565

================================================================================

32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$20,000     Dormitory Auth.                                              5.00%       2/15/2032    $   24,044
  2,000     Erie County IDA                                              5.00        5/01/2028         2,411
 17,075     Long Island Power Auth.                                      5.00        4/01/2023        18,636
  5,000     Monroe County IDC (NBGA)                                     5.75        8/15/2030         5,915
  8,000     MTA (PRE)                                                    6.25       11/15/2023         9,126
  2,000     MTA                                                          6.25       11/15/2023         2,284
  6,800     MTA                                                          5.00       11/15/2024         7,260
  2,500     MTA (INS)                                                    5.00       11/15/2024         2,669
 16,565     MTA                                                          5.00       11/15/2024        17,047
  2,000     MTA                                                          5.00       11/15/2034         2,391
 10,000     MTA                                                          5.00       11/15/2034        11,956
  3,000     MTA                                                          5.00       11/15/2035         3,567
  2,000     MTA                                                          5.00       11/15/2035         2,378
  1,100     Nassau County                                                5.00        1/01/2035         1,293
  1,150     Nassau County                                                5.00        1/01/2036         1,345
     70     New York City                                                5.75        8/01/2016            70
  5,000     New York City                                                5.13       11/15/2022         5,557
  2,620     New York City (PRE)                                          5.13       12/01/2022         2,813
  1,710     New York City                                                5.13       12/01/2022         1,838
  3,605     New York City (PRE)                                          5.13       12/01/2023         3,870
  2,395     New York City                                                5.13       12/01/2023         2,574
 10,000     New York City (PRE)                                          5.00        4/01/2024        10,000
    815     New York City (PRE)                                          5.00        8/01/2024           862
  4,425     New York City                                                5.00        8/01/2024         4,684
  5,000     New York City                                                5.25       11/15/2024         5,553
  2,995     New York City (PRE)                                          5.00        2/01/2025         3,229
  2,005     New York City                                                5.00        2/01/2025         2,153
  3,500     New York City Transitional Finance Auth.                     5.00        1/15/2022         3,917
      5     New York City Transitional Finance Auth. (PRE)               5.00        5/01/2026             6
 24,995     New York City Transitional Finance Auth.                     5.00        5/01/2026        28,146
 15,350     New York City Transitional Finance Auth.                     5.00        7/15/2034        18,227
 12,485     New York City Transitional Finance Auth.                     5.00        7/15/2035        14,761
 13,420     New York City Transitional Finance Auth.                     4.00        2/01/2036        14,735
    575     Newburgh City                                                5.00        6/15/2023           656
  2,250     Niagara Area Dev. Corp.                                      4.00       11/01/2024         2,303
  1,670     Niagara Falls City School District (INS)                     5.00        6/15/2023         2,030
  1,450     Niagara Falls City School District (INS)                     5.00        6/15/2024         1,783
  1,670     Niagara Falls City School District (INS)                     5.00        6/15/2025         2,035
  1,585     Rockland County                                              3.50       10/01/2021         1,655
  1,190     Rockland County                                              3.63       10/01/2022         1,241
  1,560     Rockland County                                              3.63       10/01/2023         1,626
  1,665     Rockland County                                              3.63       10/01/2024         1,733
    790     Saratoga County Capital Resource Corp.                       5.00       12/01/2028           927
    220     Suffolk County EDC (PRE)                                     5.00        7/01/2028           263

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,280     Suffolk County EDC                                           5.00%       7/01/2028    $    1,436
  1,350     Westchester County Local Dev. Corp.                          5.00        1/01/2028         1,532
  2,600     Yonkers (INS)                                                5.00       10/01/2023         3,066
                                                                                                  ----------
                                                                                                     322,054
                                                                                                  ----------
            NORTH CAROLINA (0.8%)
  3,000     Eastern Municipal Power Agency (PRE)                         5.00        1/01/2024         3,223
  5,000     Eastern Municipal Power Agency (PRE)                         5.00        1/01/2026         5,566
  1,500     Medical Care Commission                                      5.00       10/01/2025         1,660
  4,805     Medical Care Commission                                      6.38        7/01/2026         5,694
  5,500     Medical Care Commission                                      5.00        7/01/2027         5,724
  1,850     Medical Care Commission                                      5.00       10/01/2030         1,975
  2,000     Municipal Power Agency No. 1 (PRE)                           5.25        1/01/2020         2,156
  3,600     Turnpike Auth. (INS)                                         5.00        1/01/2022         3,922
  3,330     Turnpike Auth. (INS)                                         5.13        1/01/2024         3,640
                                                                                                  ----------
                                                                                                      33,560
                                                                                                  ----------
            NORTH DAKOTA (0.3%)
 11,085     Grand Forks City Health Care System                          5.00       12/01/2029        12,400
                                                                                                  ----------
            OHIO (1.9%)
  9,000     Air Quality Dev. Auth.                                       5.70        8/01/2020        10,097
  3,000     American Municipal Power, Inc.                               5.00        2/15/2021         3,412
  2,760     American Municipal Power, Inc.                               5.00        2/15/2022         3,135
  7,165     Buckeye Tobacco Settlement Financing Auth.                   5.13        6/01/2024         6,777
  2,000     Cleveland Airport System                                     5.00        1/01/2030         2,259
  1,000     Cleveland Airport System                                     5.00        1/01/2031         1,126
  2,805     Dayton City School District                                  5.00       11/01/2028         3,589
  3,655     Dayton City School District                                  5.00       11/01/2029         4,720
  3,160     Dayton City School District                                  5.00       11/01/2030         4,085
  2,000     Dayton City School District                                  5.00       11/01/2031         2,594
    555     Fairview Park City (INS)                                     4.13       12/01/2020           557
  4,365     Hamilton County                                              4.30(b)    12/01/2025         3,397
  9,000     Hancock County Hospital Facilities                           6.50       12/01/2030        10,824
  1,750     Miami County                                                 5.25        5/15/2021         1,760
  2,000     Miami County                                                 5.25        5/15/2026         2,010
    750     Southeastern Ohio Port Auth.                                 5.50       12/01/2029           828
    750     Southeastern Ohio Port Auth.                                 5.00       12/01/2035           788
  1,000     State                                                        5.00        5/01/2031         1,168
    500     State                                                        5.00        5/01/2033           579
  7,210     State Hospital System                                        5.00        1/15/2034         8,388
  6,000     State Hospital System                                        5.00        1/15/2035         6,931
  3,070     State Hospital System                                        5.00        1/15/2036         3,530
  2,000     Turnpike and Infrastructure Commission                       5.25        2/15/2029         2,415
                                                                                                  ----------
                                                                                                      84,969
                                                                                                  ----------

================================================================================

34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            OKLAHOMA (0.7%)
$ 5,360     Cherokee Nation (INS)(a)                                     4.60%      12/01/2021    $    5,436
  2,705     Chickasaw Nation(a)                                          5.38       12/01/2017         2,803
  5,000     Chickasaw Nation(a)                                          6.00       12/01/2025         5,515
  2,020     Comanche County Hospital Auth.                               5.00        7/01/2021         2,201
  1,400     Norman Regional Hospital Auth.                               5.50        9/01/2024         1,424
 13,100     Norman Regional Hospital Auth.                               5.00        9/01/2027        13,497
                                                                                                  ----------
                                                                                                      30,876
                                                                                                  ----------
            OREGON (0.1%)
  1,000     Washington, Yamhill and Multnomah Counties
              Hillsboro School District No. 1J (INS) (PRE)               4.58(b)     6/15/2025           689
  5,900     Washington, Yamhill and Multnomah Counties
              Hillsboro School District No. 1J (INS) (PRE)               4.59(b)     6/15/2026         3,883
                                                                                                  ----------
                                                                                                       4,572
                                                                                                  ----------
            PENNSYLVANIA (3.5%)
  1,410     Allegheny County Higher Education Building Auth.             5.13        3/01/2025         1,626
  1,000     Allegheny County IDA                                         5.00        9/01/2021         1,008
  1,220     Allegheny County IDA                                         5.10        9/01/2026         1,227
  5,000     Beaver County IDA                                            2.15        3/01/2017         5,013
  3,000     Bethlehem Auth. (INS)                                        5.00       11/15/2030         3,475
  1,885     Butler County Hospital Auth.                                 5.00        7/01/2035         2,130
  1,000     Chester County IDA                                           5.00       10/01/2034         1,093
  5,000     Commonwealth Financing Auth.                                 5.00        6/01/2034         5,727
  6,500     Cumberland County Municipal Auth.                            4.00       12/01/2026         6,762
  1,000     Delaware County Auth.                                        5.00       10/01/2025         1,093
  2,720     Delaware River Port Auth.                                    5.00        1/01/2025         3,113
 13,000     Economic Dev. Financing Auth.                                4.00       10/01/2023        14,463
  1,730     Higher Educational Facilities Auth.                          5.25        7/15/2025         2,053
  2,020     Higher Educational Facilities Auth.                          5.25        7/15/2026         2,377
  2,125     Higher Educational Facilities Auth.                          5.25        7/15/2027         2,479
  2,245     Higher Educational Facilities Auth.                          5.25        7/15/2028         2,604
  2,415     Higher Educational Facilities Auth.                          5.00        7/15/2030         2,730
  1,625     Higher Educational Facilities Auth.                          5.00        7/01/2032         1,820
  1,965     Higher Educational Facilities Auth.                          5.25        7/15/2033         2,245
  1,615     Lancaster County Hospital Auth. (PRE)                        5.00       11/01/2026         1,655
  5,000     Luzerne County (INS)                                         5.00       11/15/2029         5,769
  1,200     Montgomery County IDA                                        5.00       11/15/2023         1,361
  2,750     Montgomery County IDA                                        5.00       11/15/2024         3,088
  1,000     Montour School District (INS)                                5.00        4/01/2033         1,179
  1,500     Montour School District (INS)                                5.00        4/01/2034         1,759
  1,500     Montour School District (INS)                                5.00        4/01/2035         1,750
  1,250     Public School Building Auth. (NBGA)                          5.00        4/01/2023         1,399
  3,500     Turnpike Commission                                          5.00       12/01/2032         4,077

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,500     Turnpike Commission                                          5.00%      12/01/2032    $    1,741
  7,145     Turnpike Commission                                          5.00       12/01/2033         8,291
  4,345     Turnpike Commission                                          5.00       12/01/2033         5,022
  3,000     Turnpike Commission(h)                                       5.00       12/01/2034         3,464
  6,250     Turnpike Commission                                          5.00       12/01/2034         7,224
  2,000     Turnpike Commission                                          5.00       12/01/2034         2,355
 10,655     Turnpike Commission                                          5.00        6/01/2035        12,267
  3,320     Turnpike Commission(h)                                       5.00       12/01/2035         3,819
  5,700     Turnpike Commission                                          5.00       12/01/2035         6,562
  2,000     Turnpike Commission                                          5.00       12/01/2035         2,344
  8,255     Turnpike Commission                                          5.00        6/01/2036         9,474
  3,690     Turnpike Commission(h)                                       5.00       12/01/2036         4,232
                                                                                                  ----------
                                                                                                     151,870
                                                                                                  ----------
            PUERTO RICO (0.1%)
  2,600     Industrial, Tourist, Educational, Medical, and
              Environmental Control Facilities Financing Auth.           5.00        4/01/2027         2,362
                                                                                                  ----------
            RHODE ISLAND (0.5%)
    205     Health and Educational Building Corp. (INS)                  5.50        5/15/2016           206
  5,500     Health and Educational Building Corp. (INS)                  5.00        5/15/2026         5,525
  2,000     Health and Educational Building Corp.                        6.00        9/01/2033         2,204
  2,000     Tobacco Settlement Financing Corp.                           5.00        6/01/2028         2,313
  2,000     Tobacco Settlement Financing Corp.                           5.00        6/01/2029         2,295
  2,500     Tobacco Settlement Financing Corp.                           5.00        6/01/2030         2,847
  1,350     Turnpike and Bridge Auth.                                    5.00       10/01/2033         1,595
  4,345     Turnpike and Bridge Auth.                                    5.00       10/01/2035         5,070
                                                                                                  ----------
                                                                                                      22,055
                                                                                                  ----------
            SOUTH CAROLINA (1.5%)
  5,870     Association of Governmental Organizations Educational
              Facilities Corp. (INS) (PRE)                               4.75       12/01/2026         6,034
  6,325     Association of Governmental Organizations Educational
              Facilities Corp. (INS) (PRE)                               4.75       12/01/2026         6,502
  5,000     Lexington County Health Services District, Inc.              5.00       11/01/2024         5,304
  7,335     Lexington County Health Services District, Inc.              5.00       11/01/2026         7,772
  7,200     Piedmont Municipal Power Agency (INS)                        5.00        1/01/2028         8,233
  2,700     Piedmont Municipal Power Agency (INS)                        5.00        1/01/2028         3,087
  9,835     Public Service Auth.                                         5.00       12/01/2034        11,690
  7,000     Public Service Auth.                                         5.00       12/01/2035         8,272
  8,500     Public Service Auth.                                         5.00       12/01/2036         9,988
                                                                                                  ----------
                                                                                                      66,882
                                                                                                  ----------
            SOUTH DAKOTA (0.0%)
  1,700     Health and Educational Facilities Auth.                      5.00       11/01/2024         1,909
                                                                                                  ----------

================================================================================

36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            TENNESSEE (0.7%)
$ 5,000     Davidson County Health and Educational Facilities Board(h)   5.00%       7/01/2035    $    5,854
  5,110     Jackson Health, Educational, and Housing Facility
              Board (PRE)                                                5.25        4/01/2023         5,562
  1,890     Jackson Health, Educational, and Housing Facility Board      5.25        4/01/2023         2,039
  2,125     Johnson City Health and Educational Facilities Board         5.25        7/01/2026         2,148
 14,750     Sullivan County Health, Educational and Housing Facilities
              Board                                                      5.25        9/01/2026        15,002
                                                                                                  ----------
                                                                                                      30,605
                                                                                                  ----------
            TEXAS (11.1%)
  2,300     Austin (INS)                                                 5.00       11/15/2024         2,309
  5,610     Austin Utility Systems (INS)                                 5.15(b)     5/15/2017         5,553
  3,155     Bastrop ISD (NBGA)                                           5.60(b)     2/15/2017         3,142
  3,715     Bexar County Health Facilities Dev. Corp.                    5.00        7/01/2027         3,818
  2,740     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.00       12/01/2025         3,058
  2,990     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.00       12/01/2027         3,268
  1,640     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.00       12/01/2028         1,785
  1,600     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.00       12/01/2029         1,742
  1,700     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.00       12/01/2030         1,844
  5,150     Board of Managers, Joint Guadalupe County - City of
              Seguin Hospital                                            5.25       12/01/2035         5,662
  4,240     Boerne ISD (NBGA)                                            3.66(b)     2/01/2026         3,137
  2,680     Central Regional Mobility Auth. (INS) (PRE)                  4.55        1/01/2020         2,760
  3,445     Central Regional Mobility Auth. (INS) (PRE)                  4.60        1/01/2021         3,549
    700     Central Regional Mobility Auth.                              5.00        1/01/2021           785
    500     Central Regional Mobility Auth.                              5.00        1/01/2022           563
    885     Central Regional Mobility Auth.                              5.90(b)     1/01/2022           744
    500     Central Regional Mobility Auth.                              5.00        1/01/2023           586
  7,000     Central Regional Mobility Auth.(c)                           6.25(b)     1/01/2024         5,438
  2,500     Central Regional Mobility Auth.                              5.75        1/01/2025         2,880
  2,535     Central Regional Mobility Auth.                              6.50(b)     1/01/2026         1,810
  3,500     Central Regional Mobility Auth.                              5.00        1/01/2033         3,891
  1,250     Central Regional Mobility Auth.                              5.00        1/01/2034         1,440
  1,100     Central Regional Mobility Auth.                              5.00        1/01/2035         1,259
  2,000     Dallas/Fort Worth International Airport                      5.25       11/01/2028         2,413

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 7,500     Dallas/Fort Worth International Airport                      5.25%      11/01/2029    $    9,012
  1,000     Decatur Hospital Auth.                                       5.25        9/01/2029         1,110
  1,000     Decatur Hospital Auth.                                       5.00        9/01/2034         1,068
 13,745     Denton ISD (NBGA)                                            5.03(b)     8/15/2023         9,688
 16,500     Denton ISD (NBGA)                                            5.06(b)     8/15/2024        11,040
  1,215     Downtown Redevelopment Auth. (INS)                           5.00        9/01/2029         1,430
  1,380     Downtown Redevelopment Auth. (INS)                           5.00        9/01/2030         1,614
  2,000     Downtown Redevelopment Auth. (INS)                           5.00        9/01/2031         2,328
  1,500     Downtown Redevelopment Auth. (INS)                           5.00        9/01/2032         1,736
  2,680     Downtown Redevelopment Auth. (INS)                           5.00        9/01/2033         3,091
  2,840     Ennis ISD (PRE)                                              4.58(b)     8/15/2025         1,886
    875     Ennis ISD (NBGA)                                             4.58(b)     8/15/2025           581
  2,845     Ennis ISD (PRE)                                              4.60(b)     8/15/2026         1,802
    875     Ennis ISD (NBGA)                                             4.60(b)     8/15/2026           554
  4,710     Harris County Cultural Education Facilities Finance Corp.    5.00       12/01/2027         5,476
  1,400     Harris County Cultural Education Facilities Finance Corp.    5.00        6/01/2028         1,574
 40,000     Harris County IDC                                            5.00        2/01/2023        44,132
    750     Harris County Municipal Utility District (INS)               5.00        3/01/2030           892
  2,030     Harris County Municipal Utility District (INS)               5.00        3/01/2031         2,398
  2,500     Harris County Municipal Utility District (INS)               5.00        3/01/2032         2,938
  5,615     Houston                                                      5.00        9/01/2032         6,581
  5,345     Houston                                                      5.00        9/01/2033         6,239
  2,150     Houston                                                      5.00        9/01/2034         2,506
  1,575     Houston                                                      5.00        9/01/2035         1,827
  4,000     Houston Airport System                                       5.00        7/01/2024         4,367
  7,000     Houston Airport System                                       5.00        7/01/2025         7,633
  2,300     Houston Convention & Entertainment Facilities Department     5.00        9/01/2029         2,742
  1,000     Houston Convention & Entertainment Facilities Department     5.00        9/01/2030         1,184
  3,850     Houston Higher Education Finance Corp.                       5.25        9/01/2031         4,457
  4,075     Houston Higher Education Finance Corp.                       5.25        9/01/2032         4,699
  6,955     Houston ISD Public Facility Corp. (INS)                      5.38(b)     9/15/2016         6,935
  2,635     Houston ISD Public Facility Corp. (INS)                      5.38(b)     9/15/2016         2,627
  3,885     Houston ISD Public Facility Corp. (INS)                      5.40(b)     9/15/2017         3,821
  4,000     Karnes County Hospital District                              5.00        2/01/2029         4,421
  4,000     Karnes County Hospital District                              5.00        2/01/2034         4,372
  4,555     Lower Colorado River Auth. (INS)                             4.38        5/15/2025         4,577
  2,000     Lower Colorado River Auth. (INS)                             4.38        5/15/2026         2,010
    605     Marlin ISD Public Facility Corp.(d)                          5.85        2/15/2018           618
  3,100     Mesquite Health Facilities Dev. Corp.                        5.00        2/15/2026         3,582

================================================================================

38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 1,075     Mesquite Health Facilities Dev. Corp.                        5.00%       2/15/2035    $    1,176
  2,040     Midlothian Dev. Auth. (INS)                                  5.00       11/15/2018         2,093
  2,235     Midlothian Dev. Auth. (INS)                                  5.00       11/15/2021         2,292
  1,695     Midlothian Dev. Auth. (INS)                                  5.00       11/15/2026         1,712
  2,025     Midlothian Dev. Auth.                                        5.13       11/15/2026         2,038
  2,155     New Braunfels ISD (NBGA)                                     3.04(b)     2/01/2023         1,840
  7,500     New Hope Cultural Education Facilities Corp.                 5.00        7/01/2030         8,415
  9,000     New Hope Cultural Education Facilities Corp.                 5.00        7/01/2035         9,903
  2,190     North Texas Tollway Auth. (PRE)                              6.00        1/01/2023         2,389
    310     North Texas Tollway Auth.                                    6.00        1/01/2023           335
 15,000     North Texas Tollway Auth.                                    6.00        1/01/2025        16,824
 20,000     North Texas Tollway Auth. (INS)                              3.85(b)     1/01/2029        13,168
  1,500     North Texas Tollway Auth.                                    5.00        1/01/2031         1,749
  8,000     North Texas Tollway Auth.                                    5.00        1/01/2032         9,398
  7,500     North Texas Tollway Auth.                                    5.00        1/01/2034         8,804
  2,230     Permanent Univ. Fund                                         5.00        7/01/2032         2,729
  3,250     Permanent Univ. Fund                                         5.00        7/01/2033         3,959
  2,500     Permanent Univ. Fund                                         5.00        7/01/2034         3,029
  9,205     Sabine River Auth. (INS)                                     4.95        3/01/2018         9,809
  2,000     San Leanna Education Facilities Corp.                        5.00        6/01/2018         2,087
  1,965     San Leanna Education Facilities Corp.                        5.13        6/01/2023         2,035
  1,000     San Leanna Education Facilities Corp.                        5.13        6/01/2024         1,034
  1,545     San Leanna Education Facilities Corp.                        5.13        6/01/2025         1,595
  3,750     Tarrant County Cultural Education Facilities Finance Corp.   5.25       11/15/2022         3,980
  1,100     Tarrant County Cultural Education Facilities Finance Corp.   6.00       11/15/2026         1,136
  8,300     Tarrant County Cultural Education Facilities Finance Corp.   5.13        5/15/2027         8,356
  4,510     Transportation Commission (PRE)                              4.38        4/01/2025         4,510
  2,490     Transportation Commission (PRE)                              4.38        4/01/2025         2,490
 13,000     Transportation Commission (PRE)                              4.50        4/01/2026        13,507
  7,235     Transportation Commission                                    5.00       10/01/2026         9,369
 10,000     Transportation Commission                                    5.00        8/15/2033        11,471
  8,500     Transportation Commission                                    5.00        8/15/2034         9,716
  7,005     Trophy Club Public Improvement District No. 1 (INS)          5.00        6/01/2033         8,096
  7,170     Tyler Health Facilities Dev. Corp.                           5.25       11/01/2019         7,478
  7,945     Tyler Health Facilities Dev. Corp.                           5.25       11/01/2021         8,241
  3,360     Tyler Health Facilities Dev. Corp.                           5.25       11/01/2022         3,481
  3,800     Tyler Health Facilities Dev. Corp.                           5.25       11/01/2023         3,931
  8,745     Tyler Health Facilities Dev. Corp.                           5.25        7/01/2026         9,055
 10,000     Tyler Health Facilities Dev. Corp.                           5.50        7/01/2027        11,221
  7,875     Univ. of Texas System (PRE)                                  4.25        8/15/2025         8,119

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$ 2,125     Univ. of Texas System                                        4.25%       8/15/2025    $    2,192
  5,970     Williamson County (INS) (PRE)                                5.13        2/15/2022         6,206
                                                                                                  ----------
                                                                                                     483,952
                                                                                                  ----------
            U.S. VIRGIN ISLANDS (0.2%)
  6,500     Public Finance Auth.(a)                                      5.00        9/01/2030         7,620
                                                                                                  ----------
            UTAH (0.2%)
 18,631     Jordanelle Special Service District(a),(d),(i)               4.44        8/01/2030         8,385
                                                                                                  ----------
            VERMONT (0.3%)
  9,000     EDA                                                          5.00       12/15/2020        10,394
  2,500     Educational and Health Buildings Financing Agency            5.00       12/01/2036         2,927
                                                                                                  ----------
                                                                                                      13,321
                                                                                                  ----------
            VIRGINIA (0.7%)
  1,750     Albemarle County IDA                                         5.00        1/01/2024         1,772
  2,290     College Building Auth.                                       5.00        6/01/2021         2,295
 11,280     College Building Auth.                                       5.00        6/01/2026        11,290
 14,924     Farms of New Kent Community Dev. Auth.(d),(g)                5.13        3/01/2036         3,732
 10,000     Roanoke County EDA                                           5.00        7/01/2025        11,345
  1,000     Small Business Financing Auth.                               5.13        9/01/2022         1,050
                                                                                                  ----------
                                                                                                      31,484
                                                                                                  ----------
            WASHINGTON (0.1%)
  5,000     Tobacco Settlement Auth.                                     5.25        6/01/2031         5,551
                                                                                                  ----------
            WISCONSIN (0.3%)
  1,500     Health and Educational Facilities Auth.                      5.00        8/15/2026         1,747
  2,000     Health and Educational Facilities Auth.                      5.00        7/15/2028         2,287
  1,935     Health and Educational Facilities Auth.                      5.00        8/15/2029         2,221
  5,000     Health and Educational Facilities Auth.                      5.13        4/15/2031         5,668
  1,000     Health and Educational Facilities Auth.                      5.00        8/15/2034         1,143
  1,500     Public Finance Auth.                                         4.05       11/01/2030         1,525
                                                                                                  ----------
                                                                                                      14,591
                                                                                                  ----------
            Total Fixed-Rate Instruments (cost: $3,511,548)                                        3,719,550
                                                                                                  ----------
            PUT BONDS (7.2%)

            ARIZONA (1.1%)
 16,000     Health Facilities Auth.                                      2.25(j)     2/01/2048        16,330
 30,000     Health Facilities Auth.                                      2.25(j)     2/01/2048        30,487
                                                                                                  ----------
                                                                                                      46,817
                                                                                                  ----------
            ARKANSAS (0.7%)
 29,000     Dev. Finance Auth.                                           1.95(j)     9/01/2044        28,726
                                                                                                  ----------

================================================================================

40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            CALIFORNIA (0.6%)
$10,000     Bay Area Toll Auth.                                          1.30%(j)    4/01/2045    $    9,878
 17,000     Bay Area Toll Auth.                                          1.50(j)     4/01/2045        16,864
                                                                                                  ----------
                                                                                                      26,742
                                                                                                  ----------
            FLORIDA (0.4%)
 16,000     Putnam County Dev. Auth. (INS)                               5.35        3/15/2042        17,320
                                                                                                  ----------
            ILLINOIS (0.3%)
  5,000     Chicago Board of Education                                   1.23(j)     3/01/2036         4,162
  7,500     Educational Facilities Auth.                                 4.75       11/01/2036         7,653
                                                                                                  ----------
                                                                                                      11,815
                                                                                                  ----------
            INDIANA (0.1%)
  4,000     Rockport Pollution Control                                   1.75        6/01/2025         4,030
                                                                                                  ----------
            LOUISIANA (0.4%)
 16,750     St. Charles Parish                                           4.00       12/01/2040        18,285
                                                                                                  ----------
            MASSACHUSETTS (0.2%)
  6,000     Dev. Finance Agency (PRE)                                    5.75       12/01/2042         6,893
                                                                                                  ----------
            MICHIGAN (0.4%)
 15,000     Hospital Finance Auth.                                       6.00       12/01/2034        16,273
                                                                                                  ----------
            NEW JERSEY (0.4%)
 20,000     Transportation Trust Fund Auth.                              1.60(j)     6/15/2034        19,037
                                                                                                  ----------
            NEW MEXICO (0.7%)
 10,000     Farmington                                                   4.75        6/01/2040        10,385
 20,000     Farmington                                                   5.20        6/01/2040        22,190
                                                                                                  ----------
                                                                                                      32,575
                                                                                                  ----------
            OHIO (0.9%)
  8,000     Air Quality Dev. Auth.                                       5.75        6/01/2033         8,055
 30,000     Ohio Water Dev. Auth.                                        4.00       12/01/2033        31,392
                                                                                                  ----------
                                                                                                      39,447
                                                                                                  ----------
            PENNSYLVANIA (0.6%)
  8,800     Beaver County IDA                                            2.70        4/01/2035         8,853
 11,000     Berks County Municipal Auth.                                 1.90(j)    11/01/2039        11,087
  8,750     Economic Dev. Financing Auth.                                2.55       11/01/2041         8,768
                                                                                                  ----------
                                                                                                      28,708
                                                                                                  ----------
            TEXAS (0.4%)
 14,935     San Antonio Housing Trust Finance Corp. (NBGA)               3.50        4/01/2043        15,611
                                                                                                  ----------
            Total Put Bonds (cost: $303,496)                                                         312,279
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            ADJUSTABLE-RATE NOTES (0.4%)

            NEW JERSEY (0.4%)
$10,000     EDA                                                          1.95%       9/01/2027    $    8,934
 10,000     EDA                                                          2.00        3/01/2028         8,908
                                                                                                  ----------
                                                                                                      17,842
                                                                                                  ----------
            Total Adjustable-Rate Notes (cost: $20,000)                                               17,842
                                                                                                  ----------

            VARIABLE-RATE DEMAND NOTES (6.5%)

            ARIZONA (0.5%)
 20,000     Phoenix IDA (LIQ) (LOC - Deutsche Bank A.G.)(a)              0.57        6/01/2042        20,000
                                                                                                  ----------
            CALIFORNIA (0.5%)
  2,375     Infrastructure and Economic Dev. Bank (LOC - California
              Bank & Trust)                                              0.70       10/01/2028         2,375
  5,790     State (LIQ) (LOC - Dexia Credit Local)(a)                    0.58        8/01/2027         5,790
 11,000     State (LIQ) (LOC - Dexia Credit Local)(a)                    0.58        8/01/2027        11,000
  4,815     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                        1.25        5/01/2040         4,815
                                                                                                  ----------
                                                                                                      23,980
                                                                                                  ----------
            CONNECTICUT (0.1%)
  5,000     State(k)                                                     0.66        7/01/2017         5,000
                                                                                                  ----------
            DISTRICT OF COLUMBIA (0.5%)
 20,560     Howard Univ. (LIQ) (LOC - Deutsche Bank A.G.)(a)             0.65       10/01/2041        20,560
                                                                                                  ----------
            FLORIDA (0.2%)
  7,900     Escambia County                                              0.44        4/01/2039         7,900
                                                                                                  ----------
            IDAHO (0.3%)
 12,225     Housing and Finance Association(k)                           0.65        1/01/2038        12,225
                                                                                                  ----------
            ILLINOIS (0.8%)
  7,000     Chicago Board of Education (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                              0.75       12/01/2039         7,000
 29,495     State (LIQ) (LOC - Deutsche Bank A.G.)(a)                    0.71        2/01/2039        29,495
                                                                                                  ----------
                                                                                                      36,495
                                                                                                  ----------
            KENTUCKY (0.1%)
  5,000     Economic Dev. Finance Auth. (INS) (LIQ)(a)                   0.60        6/01/2016         5,000
                                                                                                  ----------
            LOUISIANA (1.9%)
 40,000     St. James Parish                                             0.60       11/01/2040        40,000
 45,100     St. James Parish                                             0.80       11/01/2040        45,100
                                                                                                  ----------
                                                                                                      85,100
                                                                                                  ----------

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                  COUPON        FINAL            VALUE
(000)       SECURITY                                                     RATE        MATURITY          (000)
------------------------------------------------------------------------------------------------------------
            TEXAS (1.3%)
$10,000     Port of Port Arthur Navigation District                      0.55%      12/01/2039    $   10,000
  3,400     Port of Port Arthur Navigation District                      0.55        4/01/2040         3,400
 31,300     Port of Port Arthur Navigation District                      0.55       11/01/2040        31,300
 10,000     Weslaco Health Facilities Dev. Corp. (LOC - Compass Bank)    0.80        6/01/2038        10,000
                                                                                                  ----------
                                                                                                      54,700
                                                                                                  ----------
            WYOMING (0.3%)
 14,200     Gillette                                                     0.57        1/01/2018        14,200
                                                                                                  ----------
            Total Variable-Rate Demand Notes (cost: $285,160)                                        285,160
                                                                                                  ----------

            TOTAL INVESTMENTS (COST: $4,120,204)                                                  $4,334,831
                                                                                                  ==========


------------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS                INPUTS           INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-             $3,707,433          $12,117       $3,719,550
Put Bonds                                         -                312,279                -          312,279
Adjustable-Rate Notes                             -                 17,842                -           17,842
Variable-Rate Demand Notes                        -                285,160                -          285,160
------------------------------------------------------------------------------------------------------------
Total                                            $-             $4,322,714          $12,117       $4,334,831
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------------------
                                                                                      FIXED-RATE INSTRUMENTS
------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2015                                                                         $     -
Purchases                                                                                                  -
Sales                                                                                                      -
Transfers into Level 3                                                                                13,046
Transfers out of Level 3                                                                                   -
Net realized gain (loss) on investments                                                                    -
Change in net unrealized appreciation/(depreciation) of investments                                     (929)
------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                         $12,117
------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

For the period of April 1, 2015, through March 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                     TRANSFERS INTO               TRANSFERS INTO              TRANSFERS INTO
ASSETS                             (OUT OF) LEVEL 1             (OUT OF) LEVEL 2            (OUT OF) LEVEL 3
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-                     $(13,046)                    $13,046
------------------------------------------------------------------------------------------------------------
Total                                            $-                     $(13,046)                    $13,046
------------------------------------------------------------------------------------------------------------

Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) At March 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2016, was $13,209,000, which represented 0.3% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    (e) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (f)  Up to 6.05% of the 6.90% coupon may be PIK.

    (g) At March 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (h) At March 31, 2016, the aggregate market value of securities purchased on a delayed delivery basis was $19,859,000, of which all were when-issued securities.

    (i) At March 31, 2016, the issuer was in default with respect to portions of interest and/or principal payments.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2016.

    (k) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,120,204)                    $4,334,831
   Cash                                                                                       10
   Receivables:
       Capital shares sold                                                                 4,786
       USAA Asset Management Company (Note 6C)                                                 8
       Interest                                                                           46,390
       Securities sold                                                                    13,818
                                                                                      ----------
           Total assets                                                                4,399,843
                                                                                      ----------
LIABILITIES
   Payables:
       Securities purchased                                                               19,564
       Capital shares redeemed                                                             2,882
       Dividends on capital shares                                                         1,587
   Accrued management fees                                                                 1,144
   Accrued transfer agent's fees                                                              56
   Other accrued expenses and payables                                                       196
                                                                                      ----------
           Total liabilities                                                              25,429
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $4,374,414
                                                                                      ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $4,192,754
   Undistributed net investment income                                                       102
   Accumulated net realized loss on investments                                          (33,069)
   Net unrealized appreciation of investments                                            214,627
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $4,374,414
                                                                                      ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $4,332,360/318,274 shares outstanding)              $    13.61
                                                                                      ==========
       Adviser Shares (net assets of $42,054/3,090 shares outstanding)                $    13.61
                                                                                      ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                      $153,603
                                                                                        --------
EXPENSES
   Management fees                                                                        12,927
   Administration and servicing fees:
       Fund Shares                                                                         5,980
       Adviser Shares                                                                         55
   Transfer agent's fees:
       Fund Shares                                                                         1,291
       Adviser Shares                                                                         23
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                         91
   Custody and accounting fees:
       Fund Shares                                                                           461
       Adviser Shares                                                                          4
   Postage:
       Fund Shares                                                                            60
       Adviser Shares                                                                          1
   Shareholder reporting fees:
       Fund Shares                                                                            44
       Adviser Shares                                                                          1
   Trustees' fees                                                                             27
   Registration fees:
       Fund Shares                                                                           139
       Adviser Shares                                                                         28
   Professional fees                                                                         524
   Other                                                                                      52
                                                                                        --------
           Total expenses                                                                 21,708
   Expenses reimbursed:
       Adviser Shares                                                                        (28)
                                                                                        --------
           Net expenses                                                                   21,680
                                                                                        --------
NET INVESTMENT INCOME                                                                    131,923
                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                      (4,699)
   Change in net unrealized appreciation/(depreciation)                                   14,350
                                                                                        --------
           Net realized and unrealized gain                                                9,651
                                                                                        --------
   Increase in net assets resulting from operations                                     $141,574
                                                                                        ========

See accompanying notes to financial statements.

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                                        2016        2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $  131,923  $  121,783
   Net realized loss on investments                                                   (4,699)     (2,141)
   Change in net unrealized appreciation/(depreciation) of investments                14,350      60,032
                                                                                  ----------------------
       Increase in net assets resulting from operations                              141,574     179,674
                                                                                  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                  (130,732)   (120,642)
       Adviser Shares                                                                 (1,102)       (919)
                                                                                  ----------------------
           Distributions to shareholders                                            (131,834)   (121,561)
                                                                                  ----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                       428,201     455,176
   Adviser Shares                                                                      5,143      16,304
                                                                                  ----------------------
       Total net increase in net assets from capital share transactions              433,344     471,480
                                                                                  ----------------------
   Net increase in net assets                                                        443,084     529,593

NET ASSETS
   Beginning of year                                                               3,931,330   3,401,737
                                                                                  ----------------------
   End of year                                                                    $4,374,414  $3,931,330
                                                                                  ======================
Undistributed net investment income:
   End of year                                                                    $      102  $       47
                                                                                  ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes, which are valued based on methods discussed in Note 1A1, and variable-rate demand notes which are valued at amortized cost.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon the use of inputs such as real property appraisals, quantitative analysis, and other relevant information related to the securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $19,564,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares charged redemption fees of $2,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $23,000, which represents 5.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income and accumulated net realized loss on investments by $34,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:


                                                 2016            2015
                                            -----------------------------

Ordinary income                             $     28,000     $          -
Tax-exempt income                           $131,806,000     $121,561,000
                                            ------------     ------------
     Total distributions paid               $131,834,000     $121,561,000
                                            ============     ============


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                              $  9,032,000
Accumulated capital and other losses                          (32,998,000)
Unrealized appreciation of investments                        214,556,000


The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $32,998,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.


                          CAPITAL LOSS CARRYFORWARDS
                     ---------------------------------------
                                 TAX CHARACTER
                     ---------------------------------------
                     (NO EXPIRATION)               BALANCE
                     ---------------             -----------

                     Short-Term                  $ 7,461,000
                     Long-Term                    25,537,000
                                                 -----------
                     Total                       $32,998,000
                                                 ===========


For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $812,318,000 and $392,109,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $4,120,275,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $245,276,000 and $30,720,000, respectively, resulting in net unrealized appreciation of $214,556,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                               YEAR ENDED                YEAR ENDED
                                                             MARCH 31, 2016            MARCH 31, 2015
--------------------------------------------------------------------------------------------------------
                                                           SHARES       AMOUNT      SHARES       AMOUNT
                                                          ----------------------------------------------
FUND SHARES:
Shares sold                                                59,717     $ 806,744     54,855     $ 743,782
Shares issued from reinvested dividends                     8,344       112,490      7,433       100,891
Shares redeemed                                           (36,459)     (491,033)   (28,736)     (389,497)
                                                          ----------------------------------------------
Net increase from capital share transactions               31,602     $ 428,201     33,552     $ 455,176
                                                          ==============================================
ADVISER SHARES:
Shares sold                                                 1,105     $  14,935      1,669     $  22,618
Shares issued from reinvested dividends                        65           869         52           698
Shares redeemed*                                             (793)      (10,661)      (517)       (7,012)
                                                          ----------------------------------------------
Net increase from capital share transactions                  377     $   5,143      1,204     $  16,304
                                                          ==============================================

*Net of redemption fees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------

    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $12,927,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,655,000 and $8,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and 0.02%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $5,980,000 and $55,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $105,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2016, the Adviser Shares incurred reimbursable expenses of $28,000, of which $8,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,291,000 and $23,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of less than $500 at March 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $91,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 378,000 Adviser Shares, which represents 12.2% of the Adviser Shares outstanding and 0.1% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED MARCH 31,
                                              --------------------------------------------------------------------------
                                                    2016            2015            2014            2013            2012
                                              --------------------------------------------------------------------------
Net asset value at
   beginning of period                        $    13.59      $    13.36      $    13.75      $    13.41      $    12.56
                                              --------------------------------------------------------------------------
Income from investment operations:
   Net investment income                             .44             .45             .50             .50             .54
   Net realized and unrealized gain (loss)           .02             .23            (.39)            .34             .85
                                              --------------------------------------------------------------------------
Total from investment operations                     .46             .68             .11             .84            1.39
                                              --------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.44)           (.45)           (.50)           (.50)           (.54)
   Realized capital gains                              -               -               -               -            (.00)(b)
                                              --------------------------------------------------------------------------
Total distributions                                 (.44)           (.45)           (.50)           (.50)           (.54)
                                              --------------------------------------------------------------------------
Net asset value at
   end of period                              $    13.61      $    13.59      $    13.36      $    13.75      $    13.41
                                              ==========================================================================
Total return (%)*                                   3.48            5.14             .85            6.31           11.25
Net assets at end
   of period (000)                            $4,332,360      $3,894,482      $3,381,571      $3,387,366      $3,231,474
Ratios to average net assets:**
   Expenses (%)(a)                                   .54             .55             .55             .54             .54
   Net investment income (%)                        3.28            3.31            3.72            3.63            4.11
Portfolio turnover (%)                                10               4              10              11              13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended March 31, 2016, average net assets were $3,988,107,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b)  Represents less than $0.01 per share.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED MARCH 31,
                                                 -----------------------------------------------------------------------
                                                    2016            2015            2014            2013            2012
                                                 -----------------------------------------------------------------------
Net asset value at
   beginning of period                           $ 13.58         $ 13.36         $ 13.75          $13.41          $12.56
                                                 -----------------------------------------------------------------------
Income from investment operations:
   Net investment income                             .41             .42             .47             .47             .51
   Net realized and unrealized gain (loss)           .03             .22            (.39)            .34             .85
                                                 -----------------------------------------------------------------------
Total from investment operations                     .44             .64             .08             .81            1.36
                                                 -----------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.41)           (.42)           (.47)           (.47)           (.51)
   Realized capital gains                              -               -               -               -            (.00)(a)
                                                 -----------------------------------------------------------------------
Total distributions                                 (.41)           (.42)           (.47)           (.47)           (.51)
                                                 -----------------------------------------------------------------------
Redemption fees added
   to beneficial interests                           .00(a)            -               -               -               -
                                                 -----------------------------------------------------------------------
Net asset value at
   end of period                                 $ 13.61         $ 13.58         $ 13.36          $13.75          $13.41
                                                 =======================================================================
Total return (%)*                                   3.28            4.81             .64            6.10           11.03
Net assets at end
   of period (000)                               $42,054         $36,848         $20,166          $7,451          $5,843
Ratios to average net assets:**
   Expenses (%)(b)                                   .80             .79(c)          .75             .75             .75
   Expenses, excluding
      reimbursements (%)(b)                          .88             .88             .96            1.14            1.38
   Net investment income (%)                        3.02            3.06            3.51            3.41            3.90
Portfolio turnover (%)                                10               4              10              11              13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended March 31, 2016, average net assets were $36,559,000.
(a)  Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.75%.

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 63

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE          OCTOBER 1, 2015 -
                                        OCTOBER 1, 2015       MARCH 31, 2016          MARCH 31, 2016
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,029.30                  $2.69

Hypothetical
  (5% return before expenses)               1,000.00             1,022.35                   2.68

ADVISER SHARES
Actual                                      1,000.00             1,027.90                   4.06

Hypothetical
  (5% return before expenses)               1,000.00             1,021.00                   4.04

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.93% for Fund Shares and 2.79% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

70  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

72  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================
                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]
       USAA       We know what it means to serve.(R)

   =============================================================================
   40857-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

 ==============================================================

       ANNUAL REPORT
       USAA TAX EXEMPT LONG-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         36

    Financial Statements                                                      38

    Notes to Financial Statements                                             41

EXPENSE EXAMPLE                                                               56

TRUSTEES' AND OFFICERS' INFORMATION                                           58


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204977-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PROVIDES
INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is 10 years or more.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN C. BONNELL]                           [PHOTO OF DALE R. HOFFMANN]
JOHN C. BONNELL, CFA                                 DALE R. HOFFMANN*
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand as investors favored municipal bonds for their incremental yield and tax-advantaged status.

    Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets. The volatility in other asset classes was largely fueled by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to increase interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%.

    *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate increases in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

    Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 3.94% and 3.65%, respectively, versus an average return 3.49% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 3.85% for the Lipper General & Insured Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    dividend yield of 4.21% and 3.93%, respectively, compared to the Lipper category average of 3.05%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with the Fund's investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. As a result of its income orientation, the Fund generally favors bonds in the BBB and A rated categories.

    During the reporting period, the Fund continued to benefit from our independent research. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for the Fund on a bond-by-bond basis. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential pitfalls.

    During the reporting period, the Fund maintained a diversified portfolio of more than 400 longer-term, primarily investment-grade municipal bonds, which are continuously monitored by our team of analysts. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USTEX)


--------------------------------------------------------------------------------
                                              3/31/16              3/31/15
--------------------------------------------------------------------------------

Net Assets                                  $2.4 Billion         $2.4 Billion
Net Asset Value Per Share                      $13.73               $13.78

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.578               $0.571
Dollar-Weighted Average
Portfolio Maturity(+)                        15.1 Years           16.4 Years


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
        1 YEAR                     5 YEARS                       10 YEARS

         3.94%                      6.87%                         4.72%


--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/16              EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

                2.03%                                         0.55%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2016

------------------------------------------------------------------------------------------
                     TOTAL RETURN      =      DIVIDEND RETURN         +      PRICE CHANGE
------------------------------------------------------------------------------------------
10 YEARS                 4.72%         =           4.68%              +           0.04%
5 YEARS                  6.87%         =           4.39%              +           2.48%
1 YEAR                   3.94%         =           4.30%              +          -0.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                          CHANGE IN
                  TOTAL RETURN      DIVIDEND RETURN      SHARE PRICE
3/31/2007             5.33%               4.56%             0.77%
3/31/2008            -1.98                4.51             -6.49
3/31/2009            -5.33                5.06            -10.39
3/31/2010            16.59                5.88             10.71
3/31/2011            -0.19                4.70             -4.89
3/31/2012            16.30                5.15             11.15
3/31/2013             7.11                4.07              3.04
3/31/2014             0.83                4.14             -3.31
3/31/2015             6.79                4.34              2.45
3/31/2016             3.94                4.30             -0.36

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming marginal federal tax
rates of:                          28.00%      36.80%*      38.80%*     43.40%*


A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
--------------------------------------------------------------------------------

10 Years          4.68%             6.50%       7.41%        7.65%       8.27%
5 Years           4.39%             6.10%       6.95%        7.17%       7.76%
1 Year            4.30%             5.97%       6.80%        7.03%       7.60%


To match the Fund Shares' closing 30-day SEC Yield of 2.03%, on 3/31/16,
A FULLY TAXABLE INVESTMENT
MUST PAY:                           2.82%       3.21%        3.32%       3.59%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BARCLAYS             USAA TAX EXEMPT     LIPPER GENERAL & INSURED
                     MUNICIPAL BOND            LONG-TERM             MUNICIPAL DEBT
                         INDEX                FUND SHARES             FUNDS INDEX
03/31/06              $10,000.00              $10,000.00              $10,000.00
04/30/06                9,996.56                9,984.34                9,990.89
05/31/06               10,041.09               10,028.60               10,041.34
06/30/06               10,003.29                9,967.36               10,001.03
07/31/06               10,122.28               10,096.71               10,122.69
08/31/06               10,272.48               10,250.87               10,273.18
09/30/06               10,343.93               10,326.67               10,344.26
10/31/06               10,408.79               10,400.13               10,411.38
11/30/06               10,495.56               10,512.01               10,498.59
12/31/06               10,458.48               10,454.32               10,460.70
01/31/07               10,431.70               10,430.50               10,439.96
02/28/07               10,569.16               10,567.22               10,564.89
03/31/07               10,543.10               10,531.96               10,538.01
04/30/07               10,574.31               10,562.12               10,570.69
05/31/07               10,527.49               10,510.12               10,525.55
06/30/07               10,472.94               10,444.08               10,467.09
07/31/07               10,554.12               10,482.89               10,517.65
08/31/07               10,508.59               10,320.09               10,417.31
09/30/07               10,664.09               10,519.56               10,565.77
10/31/07               10,711.63               10,561.16               10,596.52
11/30/07               10,779.92               10,566.49               10,614.44
12/31/07               10,809.85               10,518.32               10,605.39
01/31/08               10,946.16               10,645.05               10,731.22
02/29/08               10,445.02               10,012.09               10,183.21
03/31/08               10,743.55               10,322.66               10,454.54
04/30/08               10,869.27               10,501.30               10,594.59
05/31/08               10,934.99               10,602.00               10,675.33
06/30/08               10,811.57               10,476.02               10,532.33
07/31/08               10,852.66               10,415.40               10,521.75
08/31/08               10,979.67               10,517.97               10,620.00
09/30/08               10,464.78                9,926.97               10,056.80
10/31/08               10,357.96                9,477.09                9,750.89
11/30/08               10,390.89                9,380.23                9,637.86
12/31/08               10,542.38                9,200.24                9,602.84
01/31/09               10,928.26                9,687.76               10,055.84
02/28/09               10,985.68                9,768.06               10,155.29
03/31/09               10,987.69                9,771.89               10,120.04
04/30/09               11,207.19               10,071.93               10,409.81
05/31/09               11,325.74               10,397.83               10,649.36
06/30/09               11,219.64               10,307.65               10,540.78
07/31/09               11,407.36               10,486.19               10,707.19
08/31/09               11,602.38               10,744.96               10,979.40
09/30/09               12,018.76               11,378.17               11,538.30
10/31/09               11,766.47               11,124.46               11,239.64
11/30/09               11,863.69               11,136.01               11,273.85
12/31/09               11,903.78               11,232.21               11,379.40
01/31/10               11,965.78               11,300.27               11,435.38
02/28/10               12,081.76               11,399.77               11,543.23
03/31/10               12,052.84               11,393.23               11,551.53
04/30/10               12,199.31               11,540.90               11,703.17
05/31/10               12,290.81               11,611.40               11,764.85
06/30/10               12,298.11               11,605.32               11,750.51
07/31/10               12,451.46               11,752.79               11,889.97
08/31/10               12,736.54               12,059.49               12,193.67
09/30/10               12,716.64               12,095.08               12,203.72
10/31/10               12,681.42               12,058.49               12,178.01
11/30/10               12,427.84               11,693.61               11,841.72
12/31/10               12,187.00               11,387.29               11,568.42
01/31/11               12,097.22               11,210.27               11,424.01
02/28/11               12,289.81               11,416.56               11,608.26
03/31/11               12,248.86               11,371.36               11,565.11
04/30/11               12,468.21               11,589.69               11,758.72
05/31/11               12,681.27               11,871.19               12,009.85
06/30/11               12,725.52               11,966.27               12,091.50
07/31/11               12,855.38               12,127.37               12,219.66
08/31/11               13,075.32               12,269.21               12,383.84
09/30/11               13,210.48               12,520.22               12,570.00
10/31/11               13,161.37               12,486.75               12,530.93
11/30/11               13,239.12               12,551.85               12,582.44
12/31/11               13,490.98               12,809.83               12,835.90
01/31/12               13,802.98               13,221.23               13,238.60
02/29/12               13,816.58               13,267.37               13,278.16
03/31/12               13,726.81               13,226.93               13,216.01
04/30/12               13,885.17               13,379.00               13,386.65
05/31/12               14,000.43               13,532.02               13,528.18
06/30/12               13,985.40               13,548.23               13,522.57
07/31/12               14,207.05               13,760.48               13,781.09
08/31/12               14,223.23               13,819.17               13,818.40
09/30/12               14,309.14               13,899.04               13,912.10
10/31/12               14,349.52               13,983.42               13,979.04
11/30/12               14,585.91               14,242.94               14,268.63
12/31/12               14,405.64               14,063.36               14,056.45
01/31/13               14,465.64               14,177.43               14,150.04
02/28/13               14,509.45               14,222.59               14,193.70
03/31/13               14,446.88               14,165.61               14,116.16
04/30/13               14,605.24               14,332.81               14,284.94
05/31/13               14,426.84               14,183.86               14,105.51
06/30/13               14,018.33               13,655.36               13,583.37
07/31/13               13,895.76               13,497.90               13,403.84
08/31/13               13,697.45               13,257.24               13,162.87
09/30/13               13,992.27               13,616.23               13,477.65
10/31/13               14,102.81               13,717.27               13,583.17
11/30/13               14,073.74               13,685.24               13,548.78
12/31/13               14,037.80               13,672.30               13,516.13
01/31/14               14,311.29               14,057.17               13,831.00
02/28/14               14,479.10               14,222.85               14,017.33
03/31/14               14,503.44               14,283.00               14,070.19
04/30/14               14,677.70               14,483.84               14,261.27
05/31/14               14,866.70               14,653.23               14,486.24
06/30/14               14,879.59               14,684.53               14,483.69
07/31/14               14,905.79               14,715.94               14,510.79
08/31/14               15,086.34               14,820.18               14,699.29
09/30/14               15,101.67               14,878.58               14,761.27
10/31/14               15,205.19               14,986.49               14,861.04
11/30/14               15,231.53               15,005.71               14,883.61
12/31/14               15,308.28               15,111.76               14,992.21
01/31/15               15,579.62               15,371.19               15,263.42
02/28/15               15,418.96               15,224.26               15,108.10
03/31/15               15,463.49               15,253.51               15,160.55
04/30/15               15,382.31               15,184.19               15,078.60
05/31/15               15,339.78               15,159.83               15,033.07
06/30/15               15,325.89               15,146.72               15,000.08
07/31/15               15,436.86               15,268.19               15,097.32
08/31/15               15,467.22               15,300.31               15,131.26
09/30/15               15,579.19               15,378.04               15,230.78
10/31/15               15,641.19               15,426.49               15,305.81
11/30/15               15,703.33               15,502.51               15,383.55
12/31/15               15,813.72               15,612.91               15,505.32
01/31/16               16,002.44               15,746.48               15,647.71
02/29/16               16,027.50               15,766.23               15,656.79
03/31/16               16,078.33               15,854.88               15,744.87

                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper General & Insured Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA TAX EXEMPT              LIPPER GENERAL & INSURED
                                    LONG-TERM                      MUNICIPAL DEBT
                                   FUND SHARES                     FUNDS AVERAGE
03/31/07                              4.44%                             3.80%
03/31/08                              4.90                              4.02
03/31/09                              5.72                              4.44
03/31/10                              5.07                              4.04
03/31/11                              5.07                              4.13
03/31/12                              4.36                              3.68
03/31/13                              3.87                              3.16
03/31/14                              4.14                              3.32
03/31/15                              4.15                              3.12
03/31/16                              4.21                              3.05

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 to 3/31/16.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTELX)


--------------------------------------------------------------------------------
                                             3/31/16               3/31/15
--------------------------------------------------------------------------------

Net Assets                                $11.2 Million         $10.9 Million
Net Asset Value Per Share                 $13.71                $13.76

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                $0.538                $0.534


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
     1 YEAR            5 YEARS                   SINCE INCEPTION 8/01/10

      3.65%              6.52%                             5.07%


--------------------------------------------------------------------------------
                                 30-DAY SEC YIELD* AS OF 3/31/16
--------------------------------------------------------------------------------

     UNSUBSIDIZED     1.51%                       SUBSIDIZED              1.70%


--------------------------------------------------------------------------------
                                 EXPENSE RATIOS AS OF 3/31/15**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT      0.99%             AFTER REIMBURSEMENT          0.80%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.70% on 3/31/16, and assuming marginal
federal tax rates of:             28.00%       36.80%*      38.80%*      43.40%*

A FULLY TAXABLE INVESTMENT
MUST PAY:                          2.36%        2.69%        2.78%        3.00%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                LIPPER GENERAL & INSURED     USAA TAX EXEMPT            BARCLAYS
                     MUNICIPAL DEBT          LONG-TERM FUND          MUNICIPAL BOND
                      FUNDS INDEX            ADVISER SHARES              INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10               10,255.42               10,257.04               10,228.95
09/30/10               10,263.87               10,277.14               10,212.97
10/31/10               10,242.26               10,250.63               10,184.68
11/30/10                9,959.42                9,937.52                9,981.03
12/31/10                9,729.56                9,674.00                9,787.61
01/31/11                9,608.10                9,520.42                9,715.50
02/28/11                9,763.07                9,692.41                9,870.17
03/31/11                9,726.78                9,651.06                9,837.28
04/30/11                9,889.61                9,825.30               10,013.45
05/31/11               10,100.83               10,068.87               10,184.57
06/30/11               10,169.49               10,146.23               10,220.10
07/31/11               10,277.29               10,279.94               10,324.40
08/31/11               10,415.37               10,397.24               10,501.03
09/30/11               10,571.94               10,606.89               10,609.58
10/31/11               10,539.08               10,575.95               10,570.14
11/30/11               10,582.40               10,628.49               10,632.58
12/31/11               10,795.57               10,844.06               10,834.86
01/31/12               11,134.26               11,181.59               11,085.43
02/29/12               11,167.53               11,226.23               11,096.35
03/31/12               11,115.26               11,189.08               11,024.25
04/30/12               11,258.77               11,314.94               11,151.44
05/31/12               11,377.81               11,441.29               11,244.01
06/30/12               11,373.09               11,443.58               11,231.93
07/31/12               11,590.52               11,628.25               11,409.94
08/31/12               11,621.90               11,674.32               11,422.94
09/30/12               11,700.70               11,739.01               11,491.93
10/31/12               11,757.01               11,798.62               11,524.36
11/30/12               12,000.56               12,022.84               11,714.22
12/31/12               11,822.11               11,868.10               11,569.44
01/31/13               11,900.82               11,952.59               11,617.62
02/28/13               11,937.54               11,996.17               11,652.81
03/31/13               11,872.33               11,944.95               11,602.56
04/30/13               12,014.28               12,082.77               11,729.74
05/31/13               11,863.37               11,953.94               11,586.46
06/30/13               11,424.23               11,496.85               11,258.38
07/31/13               11,273.23               11,361.16               11,159.95
08/31/13               11,070.57               11,155.44               11,000.68
09/30/13               11,335.31               11,454.79               11,237.45
10/31/13               11,424.06               11,536.87               11,326.23
11/30/13               11,395.14               11,506.92               11,302.88
12/31/13               11,367.68               11,493.04               11,274.02
01/31/14               11,632.49               11,813.88               11,493.66
02/28/14               11,789.21               11,950.53               11,628.43
03/31/14               11,833.67               11,998.07               11,647.98
04/30/14               11,994.38               12,155.13               11,787.93
05/31/14               12,183.59               12,303.46               11,939.72
06/30/14               12,181.44               12,317.71               11,950.07
07/31/14               12,204.23               12,349.97               11,971.12
08/31/14               12,362.77               12,426.09               12,116.12
09/30/14               12,414.90               12,472.82               12,128.43
10/31/14               12,498.81               12,560.55               12,211.57
11/30/14               12,517.79               12,583.06               12,232.73
12/31/14               12,609.13               12,669.17               12,294.37
01/31/15               12,837.23               12,874.70               12,512.28
02/28/15               12,706.60               12,748.80               12,383.26
03/31/15               12,750.71               12,770.41               12,419.02
04/30/15               12,681.79               12,709.42               12,353.82
05/31/15               12,643.50               12,686.06               12,319.66
06/30/15               12,615.75               12,672.22               12,308.51
07/31/15               12,697.53               12,780.35               12,397.63
08/31/15               12,726.07               12,794.80               12,422.01
09/30/15               12,809.77               12,856.90               12,511.93
10/31/15               12,872.88               12,903.77               12,561.73
11/30/15               12,938.26               12,955.00               12,611.63
12/31/15               13,040.67               13,044.37               12,700.29
01/31/16               13,160.43               13,153.07               12,851.86
02/29/16               13,168.07               13,166.11               12,871.98
03/31/16               13,242.15               13,236.40               12,912.80

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper General & Insured Municipal Debt Funds Index and the Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA TAX EXEMPT             LIPPER GENERAL & INSURED
                                 LONG-TERM FUND                   MUNICIPAL DEBT
                                 ADVISER SHARES                    FUNDS AVERAGE
03/31/12                              4.04%                             3.68%
03/31/13                              3.55                              3.16
03/31/14                              3.84                              3.32
03/31/15                              3.88                              3.12
03/31/16                              3.93                              3.05

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/16.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)

Hospital ................................................................  15.8%
Education ...............................................................  11.4%
General Obligation ......................................................  10.0%
Escrowed Bonds ..........................................................   8.4%
Special Assessment/Tax/Fee ..............................................   8.1%
Electric Utilities ......................................................   7.6%
Toll Roads ..............................................................   5.8%
Airport/Port ............................................................   5.4%
Nursing/CCRC ............................................................   4.2%
Water/Sewer Utility .....................................................   3.6%


You will find a complete list of securities that the Fund owns on pages 18-35.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        14.4%
AA                                                                         30.3%
A                                                                          27.3%
BBB                                                                        23.5%
BELOW INVESTMENT-GRADE                                                      3.4%
UNRATED                                                                     1.1%


                                   [END PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 18-35.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT LONG-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Long-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Long-Term Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP
San Antonio, Texas
May 19, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD     Community College District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board

================================================================================

18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    PRE     Prerefunded to a date prior to maturity
    USD     Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., CIFG Assurance, N.A., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc. or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citibank, N.A., or Deutsche Bank A.G.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (94.6%)

             ALABAMA (1.3%)
   $ 4,245   Chatom IDB (INS)                                  5.00%             8/01/2037    $    4,766
    11,500   Lower Alabama Gas District                        5.00              9/01/2046        14,288
     1,750   Montgomery Medical Clinic Board                   5.00              3/01/2036         1,958
     7,000   Port Auth.                                        6.00             10/01/2035         8,205
     2,000   Selma IDB                                         5.80              5/01/2034         2,275
                                                                                              ----------
                                                                                                  31,492
                                                                                              ----------
             ARIZONA (2.3%)
     5,000   Apache County IDA                                 4.50              3/01/2030         5,487
     5,000   Goodyear                                          5.63              7/01/2039         5,818
     6,000   Health Facilities Auth.                           5.00              2/01/2042         6,515
     7,000   Maricopa County                                   5.00              6/01/2035         7,832
     1,000   Phoenix Civic Improvement Corp. (INS)             5.50              7/01/2029         1,293
     1,500   Phoenix Civic Improvement Corp. (INS)             5.50              7/01/2030         1,951
     1,200   Phoenix IDA                                       5.00              7/01/2041         1,320
     6,000   Phoenix IDA(a)                                    5.00              7/01/2044         6,530
     3,000   Pima County IDA                                   4.00              9/01/2029         3,168
     2,685   Pima County IDA                                   4.50              6/01/2030         2,932
     3,000   Pima County IDA                                   5.25             10/01/2040         3,367
     2,000   Yavapai County IDA                                5.63              8/01/2033         2,115
     7,500   Yavapai County IDA                                5.63              8/01/2037         7,915
                                                                                              ----------
                                                                                                  56,243
                                                                                              ----------
             ARKANSAS (0.1%)
     1,000   Dev. Finance Auth. (INS)                          4.97(b)           7/01/2028           706
     1,165   Dev. Finance Auth. (INS)                          4.98(b)           7/01/2029           792
     1,150   Dev. Finance Auth. (INS)                          4.99(b)           7/01/2030           756
     2,500   Dev. Finance Auth. (INS)                          5.03(b)           7/01/2036         1,168
                                                                                              ----------
                                                                                                   3,422
                                                                                              ----------
             CALIFORNIA (9.8%)
     1,000   Cerritos CCD                                      5.63(b)           8/01/2031           602
     2,500   Cerritos CCD                                      5.67(b)           8/01/2032         1,452
     2,175   Cerritos CCD                                      5.71(b)           8/01/2033         1,216
     1,000   Cerritos CCD                                      5.76(b)           8/01/2034           538
     1,500   Cerritos CCD                                      5.82(b)           8/01/2035           769
     2,200   Cerritos CCD                                      5.88(b)           8/01/2036         1,085
     8,500   Coachella Valley USD (INS)                        5.95(b)           8/01/2041         3,144
     6,700   Corona-Norco USD (INS)                            5.50              8/01/2039         7,623
     3,000   El Camino CCD                                     5.08(b)           8/01/2034         1,639
     3,000   El Camino CCD                                     5.24(b)           8/01/2038         1,418

================================================================================

20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
  $ 10,000   El Monte Union High School District (INS)         5.75%(b)          6/01/2042    $    3,644
     2,500   Escondido Union High School District (INS)        5.00              6/01/2037         2,801
     2,410   Golden State Tobacco Securitization (INS)         4.55              6/01/2022         2,576
     5,000   Golden State Tobacco Securitization (INS)         4.60              6/01/2023         5,346
     2,000   Golden State Tobacco Securitization               5.00              6/01/2030         2,361
     5,000   Indio Redevelopment Agency                        5.25              8/15/2035         5,431
    17,025   Inland Empire Tobacco Securitization Auth.        5.75              6/01/2026        17,568
     2,000   Jurupa Public Finance Auth. (INS)                 5.00              9/01/2033         2,251
     1,200   Los Alamitos USD, 5.95%, 8/01/2024                5.95(c)           8/01/2034           997
     4,500   Los Alamitos USD, 6.05%, 8/01/2024                6.05(c)           8/01/2042         3,616
     3,000   Monterey Peninsula USD (INS)                      5.50              8/01/2034         3,586
    15,000   Palomar Pomerado Health                           5.13              8/01/2037        15,698
     1,860   Paramount USD                                     6.82(b)           8/01/2034           925
     2,000   Paramount USD                                     6.86(b)           8/01/2035           950
     2,750   Paramount USD                                     6.88(b)           8/01/2036         1,253
     2,750   Paramount USD                                     6.90(b)           8/01/2037         1,201
     6,000   Pollution Control Financing Auth.                 5.00             11/21/2045         6,137
     2,500   Public Works Board                                5.00             12/01/2029         2,989
     2,610   Public Works Board                                5.00              4/01/2030         2,620
     2,000   Public Works Board                                5.00             10/01/2030         2,299
     2,950   Public Works Board                                5.00              6/01/2031         3,512
     1,110   Public Works Board                                5.00             10/01/2031         1,271
     2,000   Public Works Board                                5.00             12/01/2031         2,380
     3,500   Public Works Board                                5.00             10/01/2039         4,116
     2,560   Sacramento City Schools Joint Powers
               Financing Auth. (INS)                           5.00              3/01/2036         2,905
     2,000   Sacramento City Schools Joint Powers
               Financing Auth. (INS)                           5.00              3/01/2040         2,246
     2,500   San Diego Public Facilities Financing Auth.       5.00             10/15/2044         2,944
     4,365   San Francisco City and County Redevelopment
               Financing Auth. (INS)                           4.88              8/01/2036         4,427
     3,000   San Marcos Schools Financing Auth. (INS)          5.00              8/15/2040         3,383
    13,605   San Ysidro School District (INS)                  5.58(b)           8/01/2036         6,099
    14,285   San Ysidro School District (INS)                  5.64(b)           8/01/2037         6,130
    15,000   Santa Ana USD (INS)                               5.45(b)           4/01/2029         9,770
     5,000   Southern California Public Power Auth.            5.00              7/01/2040         5,651
    24,700   State                                             4.50              8/01/2030        25,512
     5,000   State                                             5.75              4/01/2031         5,718
     6,000   State                                             5.00             11/01/2032         6,414
     5,000   State                                             5.00             12/01/2032         5,363
     8,000   State                                             5.25              4/01/2035         9,498
     6,750   State                                             5.00              2/01/2038         7,896
     8,885   Stockton USD (INS)                                7.33(b)           8/01/2034         4,447
     2,500   Victor Elementary School District (INS)           5.13              8/01/2034         2,801

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 5,180   Washington Township Health Care Dist.             5.25%             7/01/2030    $    5,739
     5,000   Washington Township Health Care Dist.             5.50              7/01/2038         5,528
                                                                                              ----------
                                                                                                 237,485
                                                                                              ----------
             COLORADO (2.5%)
     3,500   Denver Convention Center Hotel Auth. (INS)        4.75             12/01/2035         3,533
    15,765   Denver Health and Hospital Auth.                  4.75             12/01/2034        16,018
     2,000   E-470 Public Highway Auth.                        5.38              9/01/2026         2,261
    10,000   E-470 Public Highway Auth. (INS)                  5.06(b)           9/01/2035         4,289
     2,500   Educational and Cultural Facilities Auth.         5.25              4/01/2043         2,823
     2,190   Health Facilities Auth. (PRE)                     5.00              6/01/2029         2,207
     1,310   Health Facilities Auth.                           5.00              6/01/2029         1,317
     2,135   Health Facilities Auth. (PRE)                     5.25              6/01/2031         2,152
       865   Health Facilities Auth.                           5.25              6/01/2031           869
     2,000   Health Facilities Auth.                           5.00              6/01/2035         2,008
     1,780   Health Facilities Auth. (PRE)                     5.25              6/01/2036         1,794
       720   Health Facilities Auth.                           5.25              6/01/2036           723
     5,000   Health Facilities Auth.                           5.00             12/01/2042         5,397
     6,000   Health Facilities Auth.                           5.00              6/01/2045         6,594
     1,000   Park Creek Metropolitan District                  5.00             12/01/2045         1,122
     5,000   Regional Transportation District                  5.00              6/01/2044         5,647
     2,000   Vista Ridge Metropolitan District (INS)           5.00             12/01/2036         2,013
                                                                                              ----------
                                                                                                  60,767
                                                                                              ----------
             CONNECTICUT (0.3%)
     2,500   Health and Educational Facilities Auth. (INS)     5.13              7/01/2030         2,504
     2,000   Health and Educational Facilities Auth.           5.00              7/01/2035         2,242
    50,775   Mashantucket (Western) Pequot Tribe(d),(e)        6.90(f)           7/01/2031         3,350
                                                                                              ----------
                                                                                                   8,096
                                                                                              ----------
             DELAWARE (0.2%)
     4,000   EDA                                               5.40              2/01/2031         4,494
                                                                                              ----------
             DISTRICT OF COLUMBIA (2.2%)
     1,305   District of Columbia                              5.00              7/01/2036         1,431
     1,500   District of Columbia                              5.00              7/01/2042         1,621
     1,700   District of Columbia                              6.00              7/01/2043         1,978
     1,450   District of Columbia                              6.00              7/01/2048         1,677
     7,500   Metropolitan Washington Airports Auth.            5.13             10/01/2034         8,214
     5,000   Metropolitan Washington Airports Auth.            5.00             10/01/2039         5,672
    10,000   Metropolitan Washington Airports Auth.            5.63             10/01/2039        11,025
    10,000   Metropolitan Washington Airports Auth.            5.00             10/01/2053        10,872
    10,000   Washington Convention & Sports Auth.              5.00             10/01/2040        11,233
                                                                                              ----------
                                                                                                  53,723
                                                                                              ----------

================================================================================

22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             FLORIDA (11.0%)
   $ 7,000   Atlantic Beach Health Care Facilities Auth.       5.63%            11/15/2043    $    7,945
     2,000   Brevard County Health Facilities Auth. (PRE)      7.00              4/01/2039         2,358
    20,000   Brevard County School Board (INS) (PRE)           5.00              7/01/2032        21,080
     1,500   Broward County (PRE)                              5.25             10/01/2034         1,664
       350   Broward County School Board (INS) (PRE)           5.25              7/01/2027           388
    10,000   Broward County School Board (INS) (PRE)           5.00              7/01/2032        10,544
     2,000   Clearwater                                        5.25             12/01/2039         2,245
     5,675   Department of Children and Family Services        5.00             10/01/2025         5,697
     1,500   Escambia County                                   6.25             11/01/2033         1,724
     1,000   Escambia County Housing Finance Auth. (INS)       5.75              6/01/2031         1,126
     3,950   Gainesville                                       5.25             10/01/2034         4,518
     3,000   Halifax Hospital Medical Center                   5.00              6/01/2046         3,302
     1,000   Hialeah Gardens Health Care Facilities Auth.
               (LOC - SunTrust Bank) (PRE)                     5.00              8/15/2037         1,058
       600   Higher Educational Facility Auth.                 5.00              4/01/2032           671
     1,500   Higher Educational Facility Auth.                 5.25              4/01/2042         1,669
     2,270   Jacksonville                                      5.00             10/01/2029         2,664
     5,750   Jacksonville Economic Dev. Commission             5.00             11/15/2036         5,781
       500   Lakeland Educational Facility                     5.00              9/01/2037           556
     1,000   Lakeland Educational Facility                     5.00              9/01/2042         1,103
     4,000   Lee County IDA                                    5.75             10/01/2042         4,339
     5,000   Lee County IDA                                    5.50             10/01/2047         5,372
     1,500   Miami (INS)                                       5.00             10/01/2034         1,655
    13,125   Miami (INS)                                       5.25              7/01/2035        14,616
     4,000   Miami (INS)                                       5.25              7/01/2039         4,454
     2,000   Miami Beach                                       5.00              9/01/2040         2,243
     6,875   Miami-Dade County                                 5.00             10/01/2029         7,928
     3,950   Miami-Dade County                                 5.00             10/01/2034         4,490
    23,205   Miami-Dade County                                 5.38             10/01/2035        26,557
     5,000   Miami-Dade County                                 5.00              7/01/2039         5,694
     5,000   Miami-Dade County                                 5.00              7/01/2040         5,640
     1,750   Miami-Dade County                                 5.00             10/01/2043         1,962
     5,000   Miami-Dade County School Board (INS) (PRE)        5.25              2/01/2027         5,606
     5,000   Miami-Dade County School Board (INS) (PRE)        5.00              5/01/2033         5,436
     2,500   Municipal Loan Council (INS)                      5.25             10/01/2033         2,911
     5,000   Orange County (INS)                               5.00             10/01/2031         5,104
     3,000   Orange County Health Facilities Auth.             5.25             10/01/2035         3,260
     6,255   Orange County Health Facilities Auth.             5.13             11/15/2039         6,275
    12,170   Orange County School Board (INS) (PRE)            5.00              8/01/2031        12,354
     5,000   Orange County School Board (INS) (PRE)            5.00              8/01/2032         5,284
    10,000   Orange County School Board (INS) (PRE)            5.50              8/01/2034        11,504
     6,000   Orlando-Orange County Expressway Auth.            5.00              7/01/2035         6,726
     2,000   Orlando-Orange County Expressway Auth.            5.00              7/01/2035         2,242
    10,000   Palm Beach County                                 5.00             10/01/2031        11,649

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 1,000   Pinellas County Educational Facilities Auth.      5.00%            10/01/2027    $    1,132
     1,000   Pinellas County Educational Facilities Auth.      5.25             10/01/2030         1,133
     3,650   Pinellas County Educational Facilities Auth.(g)   6.00             10/01/2041         4,193
     4,000   Port St. Lucie Utility System (INS)               4.64(b)           9/01/2032         1,895
     4,000   Port St. Lucie Utility System (INS)               4.65(b)           9/01/2033         1,806
     1,000   Sarasota County Public Hospital District          5.63              7/01/2039         1,109
     3,000   St. Petersburg Health Facilities Auth. (PRE)      6.50             11/15/2039         3,589
     3,400   Sumter County (INS) (PRE)                         5.00              6/01/2036         3,426
     2,200   Tampa Housing Auth.                               4.85              7/01/2036         2,207
     3,050   Tampa-Hillsborough County Expressway Auth.        5.00              7/01/2042         3,445
     2,350   Volusia County Educational Facilities
               Auth. (INS)                                     5.00             10/15/2029         2,725
     2,000   Volusia County Educational Facilities Auth.       5.00             10/15/2045         2,219
                                                                                              ----------
                                                                                                 268,273
                                                                                              ----------
             GEORGIA (1.6%)
     3,500   Atlanta Airport                                   5.00              1/01/2035         3,904
    10,000   Burke County Dev. Auth.                           7.00              1/01/2023        10,990
     4,000   Dahlonega Downtown Dev. Auth. (INS)               5.00              7/01/2040         4,484
     3,600   Glynn-Brunswick Memorial Hospital Auth. (PRE)     5.63              8/01/2034         3,997
       400   Glynn-Brunswick Memorial Hospital Auth.           5.63              8/01/2034           435
     1,600   Private Colleges & Universities Auth.             5.00             10/01/2032         1,802
    10,000   Savannah EDA                                      6.15              3/01/2017        10,373
     1,000   Thomasville Hospital Auth.                        5.25             11/01/2035         1,140
     1,250   Thomasville Hospital Auth.                        5.38             11/01/2040         1,426
                                                                                              ----------
                                                                                                  38,551
                                                                                              ----------
             HAWAII (0.3%)
     6,000   Department of Budget and Finance                  6.50              7/01/2039         6,810
                                                                                              ----------
             IDAHO (0.1%)
     1,500   Health Facilities Auth. (INS)                     5.00              7/01/2035         1,659
                                                                                              ----------
             ILLINOIS (10.8%)
       520   Chicago (INS)                                     5.25              1/01/2029           522
     4,020   Chicago                                           6.75             12/01/2032         4,038
     3,000   Chicago                                           5.00              1/01/2039         3,275
     4,000   Chicago                                           5.00              1/01/2044         4,328
     3,000   Chicago                                           5.00             11/01/2044         3,245
     5,000   Chicago-O'Hare International Airport              5.75              1/01/2039         5,823
     5,000   Chicago-O'Hare International Airport              5.75              1/01/2043         5,749
     2,000   Finance Auth.                                     5.00              4/01/2026         2,001
     5,000   Finance Auth.                                     5.50              8/15/2028         5,466
     2,500   Finance Auth. (INS) (PRE)                         5.75             11/01/2028         2,811
    14,000   Finance Auth.                                     3.90              3/01/2030        14,892
     5,000   Finance Auth. (PRE)                               7.25             11/01/2030         5,814
     4,500   Finance Auth.                                     5.00              4/01/2031         4,501
     7,065   Finance Auth.                                     5.50              4/01/2032         7,190

================================================================================

24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 8,000   Finance Auth.                                     6.00%            10/01/2032    $    9,560
    13,275   Finance Auth.                                     4.50             11/15/2032        13,543
     6,000   Finance Auth.                                     4.00              2/01/2033         6,291
     5,000   Finance Auth. (PRE)                               5.75             10/01/2035         5,604
     7,000   Finance Auth.                                     5.00              4/01/2036         7,000
    20,000   Finance Auth.                                     5.38              8/15/2039        21,532
     1,205   Finance Auth.                                     5.25             10/01/2039         1,280
     5,000   Finance Auth.                                     6.00              7/01/2043         5,983
     2,000   Finance Auth.                                     5.00              8/15/2044         2,217
     2,500   Housing Dev. Auth.                                4.85              1/01/2037         2,507
       935   Metropolitan Pier and Expositon
               Auth. (INS) (PRE)                               5.50              6/15/2020           999
     4,065   Metropolitan Pier and Expositon
               Auth. (INS)                                     5.50              6/15/2020         4,327
       770   Metropolitan Pier and Expositon
               Auth. (INS) (PRE)                               5.55              6/15/2021           823
     1,730   Metropolitan Pier and Expositon Auth. (INS)       5.55              6/15/2021         1,841
    10,000   Railsplitter Tobacco Settlement Auth.             5.50              6/01/2023        11,769
    23,980   Regional Transportation Auth. (INS)               5.75              6/01/2020        28,393
    37,550   Regional Transportation Auth. (INS)               6.50              7/01/2030        51,884
     3,000   Springfield (INS)                                 5.00              3/01/2040         3,408
     2,000   Springfield Metro Sanitary District               5.75              1/01/2053         2,363
     8,000   State (INS)                                       5.00              4/01/2029         8,891
     1,000   Univ. of Illinois                                 5.13              4/01/2036         1,115
     1,467   Village of Montgomery Kane and
               Kendall Counties (INS)                          4.70              3/01/2030         1,469
     1,487   Village of Round Lake (INS)                       4.70              3/01/2033         1,526
                                                                                              ----------
                                                                                                 263,980
                                                                                              ----------
             INDIANA (1.5%)
     3,440   Finance Auth.                                     5.00             10/01/2033         3,559
     5,000   Finance Auth.                                     5.00              6/01/2039         5,259
     1,495   Finance Auth.                                     5.00              2/01/2040         1,648
     4,000   Finance Auth.                                     5.00             10/01/2044         4,380
     6,000   Indianapolis (INS)                                5.50              1/01/2038         6,732
     7,000   Richmond Hospital Auth.                           5.00              1/01/2039         7,975
     7,500   Rockport (INS)                                    4.63              6/01/2025         7,767
                                                                                              ----------
                                                                                                  37,320
                                                                                              ----------
             IOWA (0.4%)
     5,000   Finance Auth. (INS)                               4.75             12/01/2031         5,079
     5,000   Finance Auth. (INS)                               5.00             12/01/2039         5,076
                                                                                              ----------
                                                                                                  10,155
                                                                                              ----------
             KANSAS (0.6%)
     9,000   Burlington (INS)                                  4.85              6/01/2031         9,049
     2,500   Coffeyville (INS)(a)                              5.00              6/01/2042         2,672

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 2,195   Wyandotte County                                  6.07%(b)          6/01/2021    $    1,656
     2,000   Wyandotte County/Kansas City                      5.00              9/01/2045         2,284
                                                                                              ----------
                                                                                                  15,661
                                                                                              ----------
             KENTUCKY (0.5%)
     1,000   Economic Dev. Finance Auth. (INS)                 6.00             12/01/2033         1,083
     4,000   Economic Dev. Finance Auth. (INS)                 6.00             12/01/2038         4,323
     1,100   Municipal Power Agency (INS) (PRE)                5.00              9/01/2037         1,167
     3,900   Municipal Power Agency (INS) (PRE)                5.00              9/01/2037         4,137
     2,000   Owen County                                       6.25              6/01/2039         2,247
                                                                                              ----------
                                                                                                  12,957
                                                                                              ----------
             LOUISIANA (2.4%)
     2,500   Lafayette Public Trust Financing Auth. (INS)      5.50             10/01/2035         2,845
     3,750   Local Government Environmental Facilities and
               Community Dev. Auth.                            6.50              8/01/2029         4,355
    25,000   Parish of St. John the Baptist                    5.13              6/01/2037        25,244
    10,000   Public Facilities Auth.                           5.00              6/01/2030        10,022
     6,000   Public Facilities Auth.                           5.00             11/01/2045         6,725
     5,000   Public Facilities Auth. (INS)                     5.25              6/01/2051         5,548
     1,000   Shreveport                                        5.00             12/01/2040         1,148
     1,500   Tobacco Settlement Financing Corp.                5.25              5/15/2035         1,690
                                                                                              ----------
                                                                                                  57,577
                                                                                              ----------
             MARYLAND (0.6%)
     2,500   EDC                                               6.20              9/01/2022         2,865
     5,000   Health and Higher Educational Facilities
               Auth. (PRE)                                     5.75              1/01/2033         5,432
     6,000   Health and Higher Educational Facilities
               Auth. (PRE)                                     5.75              1/01/2038         6,519
                                                                                              ----------
                                                                                                  14,816
                                                                                              ----------
             MASSACHUSETTS (1.4%)
     2,000   Dev. Finance Agency (INS)                         5.25              3/01/2026         2,005
     2,000   Dev. Finance Agency (INS)                         5.00              3/01/2036         2,005
     1,000   Dev. Finance Agency                               5.00              4/15/2040         1,095
     3,000   Dev. Finance Agency                               5.00              7/01/2044         3,352
     4,000   Dev. Finance Agency                               5.50              7/01/2044         4,407
     1,000   Dev. Finance Agency                               5.00              7/01/2046         1,137
    10,000   Health and Educational Facilities Auth.           6.25              7/01/2030        11,460
     3,500   Health and Educational Facilities Auth.           5.00              7/15/2032         3,610
       500   Health and Educational Facilities Auth.           5.00              7/15/2037           514
     5,000   School Building Auth. (INS) (PRE)                 4.75              8/15/2032         5,279
                                                                                              ----------
                                                                                                  34,864
                                                                                              ----------
             MICHIGAN (1.8%)
    25,220   Building Auth. (INS) (PRE)                        5.01(b)          10/15/2030        12,580
    34,175   Building Auth. (INS)                              5.01(b)          10/15/2030        16,936

================================================================================

26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 4,500   Lansing Board of Water & Light                    5.00%             7/01/2037    $    5,153
     4,000   Livonia Public Schools School District (INS)      5.00              5/01/2045         4,550
     3,000   Strategic Fund                                    5.63              7/01/2020         3,499
                                                                                              ----------
                                                                                                  42,718
                                                                                              ----------
             MINNESOTA (0.4%)
     4,000   Chippewa County                                   5.50              3/01/2037         4,081
     2,500   Higher Education Facilities Auth.                 5.00             10/01/2039         2,776
     3,000   St. Louis Park (PRE)                              5.75              7/01/2030         3,330
                                                                                              ----------
                                                                                                  10,187
                                                                                              ----------
             MISSISSIPPI (0.2%)
     1,000   Hospital Equipment and Facilities Auth.           5.25             12/01/2026         1,017
     3,000   Warren County                                     5.38             12/01/2035         3,346
                                                                                              ----------
                                                                                                   4,363
                                                                                              ----------
             MISSOURI (1.9%)
     2,745   Cape Girardeau County Health Care
                Facilities IDA                                 6.00              3/01/2033         2,765
    20,000   Cape Girardeau County IDA                         5.00              6/01/2036        18,789
     1,000   Cape Girardeau County IDA                         5.75              6/01/2039         1,116
     8,000   Cass County                                       5.63              5/01/2038         8,115
     6,000   Health and Educational Facilities Auth. (PRE)     5.50             11/15/2033         6,725
     1,500   Health and Educational Facilities Auth.           5.50             11/15/2033         1,647
     5,000   St. Louis County IDA                              5.88              9/01/2043         5,743
     2,110   Stoddard County IDA                               6.00              3/01/2037         2,126
                                                                                              ----------
                                                                                                  47,026
                                                                                              ----------
             MONTANA (0.7%)
     6,500   Forsyth (INS)                                     4.65              8/01/2023         6,590
     4,000   Forsyth                                           3.90              3/01/2031         4,224
     5,000   Forsyth                                           5.00              5/01/2033         5,657
                                                                                              ----------
                                                                                                  16,471
                                                                                              ----------
             NEBRASKA (0.3%)
       975   Douglas County Hospital Auth. (PRE)               6.13              8/15/2031         1,048
     1,275   Douglas County Hospital Auth.                     6.13              8/15/2031         1,356
     3,400   Douglas County Hospital Auth.                     5.00             11/01/2048         3,836
                                                                                              ----------
                                                                                                   6,240
                                                                                              ----------
             NEVADA (1.9%)
     4,000   Clark County (INS)                                5.00              7/01/2026         4,471
    11,000   Clark County                                      5.13              7/01/2034        12,244
     5,000   Clark County (INS)                                5.25              7/01/2039         5,594
    12,410   Clark County EDC                                  5.00              5/15/2029        12,481
    10,420   Truckee Meadows Water Auth. (INS)                 4.88              7/01/2034        10,535
                                                                                              ----------
                                                                                                  45,325
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             NEW JERSEY (2.3%)
   $ 6,000   EDA                                               5.00%             9/01/2024    $    6,453
     2,000   EDA                                               5.00              6/15/2028         2,151
    10,000   EDA                                               5.00              6/15/2040        10,515
     3,000   EDA                                               5.25              6/15/2040         3,257
    11,455   Health Care Facilities Financing Auth.            5.00              7/01/2029        11,799
    15,000   Health Care Facilities Financing Auth.            5.63              7/01/2032        17,627
     1,250   Health Care Facilities Financing Auth. (INS)      5.00              7/01/2046         1,413
     2,000   Transportation Trust Fund Auth.                   5.25              6/15/2041         2,178
                                                                                              ----------
                                                                                                  55,393
                                                                                              ----------
             NEW MEXICO (1.6%)
    32,380   Farmington                                        4.88              4/01/2033        32,968
     5,000   Farmington                                        5.90              6/01/2040         5,689
                                                                                              ----------
                                                                                                  38,657
                                                                                              ----------
             NEW YORK (2.8%)
     2,040   Buffalo and Erie County Industrial Land Dev.
               Corp.                                           5.38             10/01/2041         2,278
        10   Dormitory Auth. (ETM)                             6.00              8/15/2016            10
     2,965   Dormitory Auth.                                   6.00              8/15/2016         3,015
     1,650   Dormitory Auth. (PRE)                             5.25              7/01/2024         1,727
     2,250   Dormitory Auth.                                   5.25              7/01/2029         2,479
    16,130   Liberty Dev. Corp.                                5.25             10/01/2035        20,226
     5,000   MTA                                               3.55(b)          11/15/2032         3,024
        60   New York City                                     5.88              8/01/2019            60
     2,960   New York City (PRE)                               5.13             12/01/2028         3,177
     2,040   New York City                                     5.13             12/01/2028         2,187
     1,500   New York City Municipal Water Finance Auth.       5.00              6/15/2037         1,631
     7,500   New York City Transitional Finance Auth.          5.00              1/15/2034         8,025
     5,000   Triborough Bridge and Tunnel Auth.                3.62(b)          11/15/2031         3,183
    10,000   Triborough Bridge and Tunnel Auth.                5.00             11/15/2031        10,975
     3,000   Triborough Bridge and Tunnel Auth.                3.66(b)          11/15/2032         1,846
     2,500   Triborough Bridge and Tunnel Auth.                3.70(b)          11/15/2032         1,487
     2,000   Troy Capital Resource Corp.                       5.00              9/01/2030         2,256
                                                                                              ----------
                                                                                                  67,586
                                                                                              ----------
             NORTH CAROLINA (1.1%)
    10,000   Capital Facilities Finance Agency                 4.63             11/01/2040        10,760
     3,750   Charlotte-Mecklenburg Hospital Auth.              5.25              1/15/2034         4,125
     5,000   Columbus County Industrial Facilities &
               Pollution Control Financing Auth.               6.25             11/01/2033         5,745
     5,250   Medical Care Commission                           5.00              7/01/2033         5,450
                                                                                              ----------
                                                                                                  26,080
                                                                                              ----------

================================================================================

28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             NORTH DAKOTA (0.3%)
   $ 4,685   Fargo                                             6.25%            11/01/2031    $    5,740
     2,500   McLean County                                     4.88              7/01/2026         2,737
                                                                                              ----------
                                                                                                   8,477
                                                                                              ----------
             OHIO (1.5%)
     6,000   Air Quality Dev. Auth.                            5.70              8/01/2020         6,731
    10,000   Buckeye Tobacco Settlement Financing Auth.        5.88              6/01/2030         9,556
    10,000   Buckeye Tobacco Settlement Financing Auth.        5.75              6/01/2034         9,374
     1,000   Cleveland (INS)                                   5.00              1/01/2031         1,133
     4,640   Higher Education Facility Commission (INS)        5.00              5/01/2036         4,647
     1,680   Lake County (PRE)                                 5.63              8/15/2029         1,870
       320   Lake County                                       5.63              8/15/2029           351
     2,000   Turnpike Commission                               5.25              2/15/2033         2,379
                                                                                              ----------
                                                                                                  36,041
                                                                                              ----------
             OKLAHOMA (0.6%)
     4,200   Comanche County Hospital Auth.                    5.00              7/01/2032         4,348
     8,695   Norman Regional Hospital Auth.                    5.38              9/01/2036         8,792
     2,675   Tulsa Industrial Auth. (PRE)                      5.00             10/01/2037         2,735
                                                                                              ----------
                                                                                                  15,875
                                                                                              ----------
             OREGON (0.1%)
     1,235   Keizer                                            5.20              6/01/2031         1,328
                                                                                              ----------
             PENNSYLVANIA (1.8%)
       750   Allegheny County Higher Education Building
               Auth.                                           5.50              3/01/2031           877
       730   Allegheny County IDA                              5.13              9/01/2031           733
     4,000   Allegheny County Sanitary Auth. (INS)             5.00              6/01/2040         4,532
     7,000   Economic Dev. Financing Auth.                     4.00             10/01/2023         7,788
     1,870   Erie Parking Auth. (INS)                          5.13              9/01/2032         2,066
     2,295   Erie Parking Auth. (INS)                          5.20              9/01/2035         2,536
     1,970   Higher Educational Facilities Auth.               5.25              7/15/2033         2,251
     2,750   Higher Educational Facilities Auth.               5.50              7/15/2038         3,141
     1,250   Turnpike Commission, 5.00%, 12/01/2018            4.12(c)          12/01/2033         1,335
    10,000   Turnpike Commission                               5.25             12/01/2044        11,378
     3,000   Turnpike Commission(h)                            5.00             12/01/2046         3,374
     3,200   Washington County IDA                             5.00             11/01/2036         3,568
                                                                                              ----------
                                                                                                  43,579
                                                                                              ----------
             PUERTO RICO (0.1%)
     2,000   Industrial, Tourist, Educational, Medical,
               Environmental Control Facilities Financing
               Auth.                                           5.38              4/01/2042         1,763
                                                                                              ----------
             RHODE ISLAND (0.8%)
     5,700   EDC (INS)                                         5.00              7/01/2031         5,731
    12,185   EDC (INS)                                         5.00              7/01/2036        12,243

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 2,000   Health and Educational Building Corp.             6.00%             9/01/2033    $    2,205
       245   Housing and Mortgage Finance Corp.                6.85             10/01/2024           246
                                                                                              ----------
                                                                                                  20,425
                                                                                              ----------
             SOUTH CAROLINA (0.8%)
     2,250   Greenwood County                                  5.38             10/01/2039         2,496
    10,000   Jobs EDA (INS)                                    4.60              4/01/2027        10,020
     7,000   Public Service Auth.                              5.25             12/01/2055         8,040
                                                                                              ----------
                                                                                                  20,556
                                                                                              ----------
             SOUTH DAKOTA (0.4%)
       500   Educational Enhancement Funding Corp.             5.00              6/01/2027           573
     2,500   Health and Educational Facilities Auth.           5.25             11/01/2029         2,800
     3,000   Health and Educational Facilities Auth.           5.25              7/01/2038         3,196
     4,000   Health and Educational Facilities Auth.           5.00              7/01/2042         4,396
                                                                                              ----------
                                                                                                  10,965
                                                                                              ----------
             TENNESSEE (1.5%)
     1,500   Metropolitan Government of Nashville and
               Davidson County Health and Educational
               Facilities Board                                5.00             10/01/2045         1,696
     3,095   Jackson (PRE)                                     5.50              4/01/2033         3,384
     1,145   Jackson                                           5.50              4/01/2033         1,232
     3,000   Johnson City Health and Educational
               Facilities Board                                5.50              7/01/2031         3,031
     5,000   Johnson City Health and Educational
               Facilities Board                                5.50              7/01/2036         5,050
     2,000   Johnson City Health and Educational
               Facilities Board                                5.00              8/15/2042         2,185
     4,155   Knox County Health, Educational and Housing
               Facilities Board                                5.02(b)           1/01/2036         1,566
     4,000   Knox County Health, Educational and Housing
               Facilities Board                                5.03(b)           1/01/2037         1,432
     4,000   Metropolitan Government of Nashville and
               Davidson County Health and Educational
               Facilities Board(h)                             5.00              7/01/2046         4,596
    11,075   Sullivan County Health, Educational and Housing
               Facilities Board                                5.25              9/01/2036        11,245
                                                                                              ----------
                                                                                                  35,417
                                                                                              ----------
             TEXAS (18.7%)
    19,500   Bell County Health Facilities Dev. Corp. (ETM)    6.50              7/01/2019        21,349
     1,520   Bexar County Health Facilities Dev. Corp.         5.00              7/01/2033         1,555
     1,795   Bexar County Health Facilities Dev. Corp.         5.00              7/01/2037         1,834
     6,000   Central Texas Regional Mobility Auth.(g)          5.75              1/01/2031         7,041
     2,500   Central Texas Regional Mobility Auth.             5.00              1/01/2042         2,697
     3,500   Central Texas Regional Mobility Auth.             5.00              1/01/2045         3,980
     1,000   Clifton Higher Education Finance Corp.            6.00              8/15/2033         1,200
     4,250   Clifton Higher Education Finance Corp. (NBGA)     5.00              8/15/2039         4,937
     2,750   Clifton Higher Education Finance Corp.            6.00              8/15/2043         3,288
     4,825   Cypress Fairbanks ISD (NBGA) (PRE)                5.00              2/15/2035         5,010

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $   175   Cypress Fairbanks ISD (NBGA)                      5.00%             2/15/2035    $      181
     4,000   Dallas/Fort Worth International Airport           5.00             11/01/2034         4,550
    12,100   Denton ISD (NBGA)                                 5.16(b)           8/15/2028         6,549
    13,885   Denton ISD (NBGA)                                 5.18(b)           8/15/2029         7,127
    11,220   Denton ISD (NBGA)                                 5.20(b)           8/15/2030         5,450
    15,645   Denton ISD (NBGA)                                 5.22(b)           8/15/2031         7,197
     2,240   Eagle Mountain-Saginaw ISD (NBGA)                 4.50              8/15/2033         2,270
     7,000   Ennis ISD (NBGA) (PRE)                            4.70(b)           8/15/2034         3,028
     2,155   Ennis ISD (NBGA)                                  4.70(b)           8/15/2034           925
     7,000   Ennis ISD (NBGA) (PRE)                            4.71(b)           8/15/2035         2,885
     2,155   Ennis ISD (NBGA)                                  4.71(b)           8/15/2035           881
     9,000   Fort Worth                                        6.00              3/01/2029        10,327
     8,085   Fort Worth                                        6.25              3/01/2033         9,254
     3,805   Guadalupe-Blanco River Auth. (INS)                5.00              5/15/2039         3,962
       795   Harlandale ISD (PRE)                              4.75              8/15/2036           808
     2,205   Harlandale ISD (PRE)                              4.75              8/15/2036         2,240
     3,625   Harris County (PRE)                               4.75             10/01/2031         3,701
     1,275   Harris County                                     4.75             10/01/2031         1,299
     4,000   Harris County Cultural Education
               Facilities Finance Corp.                        5.25             10/01/2029         4,536
     6,100   Harris County Cultural Education
               Facilities Finance Corp.                        5.00              6/01/2038         6,623
     1,500   Harris County Health Facilities Dev. Corp.
               (PRE)                                           7.25             12/01/2035         1,753
     7,000   Harris County IDC                                 5.00              2/01/2023         7,723
     1,000   Hopkins County Hospital District                  5.75              2/15/2028         1,012
     3,715   Houston                                           5.00              9/01/2040         4,243
    12,500   Houston Airport System                            5.50              7/01/2034        13,713
    10,000   Houston Higher Education Finance Corp.            5.00              9/01/2042        11,110
    22,000   Houston ISD (NBGA)                                5.00              2/15/2033        22,789
     2,390   Irving                                            5.00              8/15/2043         2,475
    22,000   Judson ISD (NBGA)                                 4.50              2/01/2035        22,541
     6,000   Karnes County Hospital District                   5.00              2/01/2044         6,452
     1,900   Kerrville Health Facilities Dev. Corp.            5.00              8/15/2035         2,128
     3,000   Laredo CCD (INS)                                  5.25              8/01/2035         3,437
     5,300   Matagorda County                                  6.30             11/01/2029         6,033
     9,615   Matagorda County                                  4.00              6/01/2030        10,277
     6,000   Matagorda County                                  4.00              6/01/2030         6,413
       655   Midlothian Dev. Auth.                             5.13             11/15/2026           659
     6,000   New Hope Cultural Education
               Facilities Finance Corp.                        5.00              7/01/2047         6,475
     5,000   North Fort Bend Water Auth.                       5.00             12/15/2036         5,615
     2,630   North Texas Tollway Auth. (PRE)                   5.63              1/01/2028         2,852
       370   North Texas Tollway Auth.                         5.63              1/01/2028           395
     2,280   North Texas Tollway Auth. (PRE)                   5.63              1/01/2033         2,473

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
  $ 10,385   North Texas Tollway Auth. (PRE)                   5.63%             1/01/2033    $   11,262
     2,720   North Texas Tollway Auth.                         5.63              1/01/2033         2,914
     4,615   North Texas Tollway Auth.                         5.63              1/01/2033         4,944
    15,000   North Texas Tollway Auth. (PRE)                   5.75              1/01/2033        16,300
     3,000   North Texas Tollway Auth.                         7.55(b)           9/01/2037         1,266
     6,245   North Texas Tollway Auth. (PRE)                   5.75              1/01/2040         6,786
     6,255   North Texas Tollway Auth.                         5.75              1/01/2040         6,718
     5,000   North Texas Tollway Auth.                         5.00              1/01/2045         5,698
     1,000   San Leanna Education Facilities Corp.             5.13              6/01/2026         1,032
     1,815   San Leanna Education Facilities Corp.             5.13              6/01/2027         1,870
     6,025   San Leanna Education Facilities Corp.             4.75              6/01/2032         6,150
     2,395   San Leanna Education Facilities Corp.             5.13              6/01/2036         2,457
     1,080   State (PRE)                                       4.50              4/01/2033         1,121
     3,740   State                                             4.50              4/01/2033         3,867
       180   State (PRE)                                       4.50              4/01/2033           187
     6,315   Tarrant County Cultural Education
               Facilities Finance Corp.                        5.63             11/15/2027         6,517
     3,600   Tarrant County Cultural Education
               Facilities Finance Corp.                        5.00             11/15/2036         3,794
    14,895   Tarrant County Cultural Education
               Facilities Finance Corp.                        5.13              5/15/2037        14,978
     4,000   Tarrant County Cultural Education
               Facilities Finance Corp.                        5.75             11/15/2037         4,093
     4,500   Tarrant County Cultural Education
               Facilities Finance Corp.                        5.00             11/15/2045         4,762
     3,850   Transportation Commission                         5.00              8/15/2041         4,324
     6,500   Transportation Commission                         5.00              8/15/2042         7,282
    18,530   Turnpike Auth. (INS)                              5.25(b)           8/15/2030        11,455
    22,000   Tyler Health Facilities Dev. Corp.                5.25             11/01/2032        22,551
    10,000   Tyler Health Facilities Dev. Corp.                5.00              7/01/2033        10,270
     1,230   Tyler Health Facilities Dev. Corp.                5.38             11/01/2037         1,261
     1,000   Uptown Dev. Auth.                                 5.50              9/01/2029         1,103
     6,360   West Harris County Regional Water Auth.
               (INS) (PRE)                                     4.70             12/15/2030         6,546
     4,770   Wood County Central Hospital District             6.00             11/01/2041         5,361
                                                                                              ----------
                                                                                                 454,121
                                                                                              ----------
             VIRGINIA (1.6%)
     5,000   Alexandria IDA                                    5.00             10/01/2050         5,634
    11,280   College Building Auth.                            5.00              6/01/2026        11,290
     5,000   College Building Auth.                            5.00              6/01/2029         5,003
       880   College Building Auth. (PRE)                      5.00              6/01/2036           887
     1,437   Farms of New Kent Community Dev. Auth.(d),(i)     5.13              3/01/2036           359
     8,665   Farms of New Kent Community Dev. Auth.(d),(i)     5.45              3/01/2036         2,167

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
   $ 2,000   Farms of New Kent Community Dev. Auth.(d),(i)     5.80%             3/01/2036    $      500
     3,749   Lewistown Commerce Center Community Dev. Auth.    6.05              3/01/2044         3,404
     1,808   Lewistown Commerce Center Community Dev. Auth.    6.05              3/01/2044         1,789
     5,930   Lewistown Commerce Center Community Dev.
               Auth.(d)                                        6.05              3/01/2054           296
     5,000   Small Business Financing Auth.                    5.25              9/01/2037         5,199
     1,588   Watkins Centre Community Dev. Auth.               5.40              3/01/2020         1,591
                                                                                              ----------
                                                                                                  38,119
                                                                                              ----------
             WASHINGTON (0.1%)
     2,500   Health Care Facilities Auth. (INS) (PRE)          6.00              8/15/2039         2,920
                                                                                              ----------
             WEST VIRGINIA (0.1%)
     2,000   EDA                                               5.38             12/01/2038         2,255
                                                                                              ----------
             WISCONSIN (0.8%)
     5,000   Health & Educational Facilities Auth.             5.75             11/15/2030         5,664
     2,500   Health & Educational Facilities Auth.             5.38              8/15/2037         2,791
     1,000   Health & Educational Facilities Auth.             5.00              9/15/2045         1,075
     7,800   Kaukauna (INS)                                    5.00             12/15/2035         8,883
                                                                                              ----------
                                                                                                  18,413
                                                                                              ----------
             WYOMING (0.5%)
     2,360   Municipal Power Agency                            5.50              1/01/2033         2,526
     2,300   Municipal Power Agency                            5.50              1/01/2038         2,462
     6,000   Sweetwater County                                 5.25              7/15/2026         6,801
                                                                                              ----------
                                                                                                  11,789
                                                                                              ----------
             Total Fixed-Rate Instruments (cost: $2,155,728)                                   2,300,434
                                                                                              ----------

             PUT BONDS (0.7%)

             ARIZONA (0.2%)
     5,000   Health Facilities Auth.                           2.25(j)           2/01/2048         5,081
                                                                                              ----------
             FLORIDA (0.2%)
     4,000   Putnam County Dev. Auth. (INS)                    5.35              3/15/2042         4,330
                                                                                              ----------
             LOUISIANA (0.3%)
     6,750   St. Charles Parish                                4.00             12/01/2040         7,369
                                                                                              ----------
             Total Put Bonds (cost: $15,750)                                                      16,780
                                                                                              ----------
             ADJUSTABLE-RATE NOTES (0.7%)

             NEW JERSEY (0.7%)
    20,000   EDA (cost: $20,000)                               2.00              3/01/2028        17,815
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                        COUPON              FINAL            VALUE
(000)        SECURITY                                          RATE              MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             VARIABLE-RATE DEMAND NOTES (3.2%)

             GEORGIA (0.2%)
   $ 3,900   Burke County IDA                                  0.47%            10/01/2032    $    3,900
                                                                                              ----------
             ILLINOIS (0.7%)
     7,500   Board of Education (INS) (LIQ)(a)                 0.79             12/01/2039         7,500
    10,200   Chicago Park District (INS) (LIQ)(a)              0.70              1/01/2022        10,200
                                                                                              ----------
                                                                                                  17,700
                                                                                              ----------
             LOUISIANA (0.7%)
    15,895   St. James Parish                                  0.60             11/01/2040        15,895
                                                                                              ----------
             TEXAS (1.6%)
     9,800   Port of Port Arthur Navigation District           0.55             12/01/2039         9,800
     6,200   Port of Port Arthur Navigation District           0.55              4/01/2040         6,200
     7,400   Port of Port Arthur Navigation District           0.55             11/01/2040         7,400
     5,400   Port of Port Arthur Navigation District           0.55             11/01/2040         5,400
     3,820   Weslaco Health Facilities Dev. Corp.
               (LOC - Compass Bank)                            0.80              6/01/2031         3,820
     7,055   Weslaco Health Facilities Dev. Corp.
               (LOC - Compass Bank)                            0.80              6/01/2038         7,055
                                                                                              ----------
                                                                                                  39,675
                                                                                              ----------
             Total Variable-Rate Demand Notes (cost: $77,170)                                     77,170
                                                                                              ----------

             TOTAL INVESTMENTS (COST: $2,268,648)                                             $2,412,199
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ in 000s)                                           VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS                INPUTS           INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-            $2,297,408           $3,026    $2,300,434
Put Bonds                                         -                16,780                -        16,780
Adjustable-Rate Notes                             -                17,815                -        17,815
Variable-Rate Demand Notes                        -                77,170                -        77,170
--------------------------------------------------------------------------------------------------------
Total                                            $-            $2,409,173           $3,026    $2,412,199
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                                                  FIXED-RATE INSTRUMENTS
--------------------------------------------------------------------------------------------------------
Balance as of March 31, 2015                                                                      $    -
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                             3,026
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                    -
--------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                      $3,026
--------------------------------------------------------------------------------------------------------

For the period of April 1, 2015, through March 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                     TRANSFERS INTO             TRANSFERS INTO            TRANSFERS INTO
ASSETS                             (OUT OF) LEVEL 1           (OUT OF) LEVEL 2          (OUT OF) LEVEL 3
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-                    $(3,026)                   $3,026
--------------------------------------------------------------------------------------------------------
Total                                            $-                    $(3,026)                   $3,026
--------------------------------------------------------------------------------------------------------

Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2016, was $6,672,000, which represented 0.3% of the Fund's net assets.

    (e) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (f) Up to 6.05% of the 6.90% coupon may be PIK.

    (g) At March 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) At March 31, 2016, the aggregate market value of securities purchased on a delayed delivery basis was $7,970,000, of which all were when-issued securities.

    (i) At March 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2016.

    See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $2,268,648)                             $2,412,199
  Cash                                                                                                64
  Receivables:
    Capital shares sold                                                                            1,636
    USAA Asset Management Company (Note 6C)                                                            2
    Interest                                                                                      30,577
                                                                                              ----------
      Total assets                                                                             2,444,478
                                                                                              ----------
LIABILITIES
  Payables:
    Securities purchased                                                                           7,810
    Capital shares redeemed                                                                        1,229
    Dividends on capital shares                                                                    1,957
  Accrued management fees                                                                            573
  Accrued transfer agent's fees                                                                       15
  Other accrued expenses and payables                                                                 94
                                                                                              ----------
      Total liabilities                                                                           11,678
                                                                                              ----------
        Net assets applicable to capital shares outstanding                                   $2,432,800
                                                                                              ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                             $2,349,707
  Undistributed net investment income                                                                767
  Accumulated net realized loss on investments                                                   (61,225)
  Net unrealized appreciation of investments                                                     143,551
                                                                                              ----------
        Net assets applicable to capital shares outstanding                                   $2,432,800
                                                                                              ==========
  Net asset value, redemption price, and offering price per share:
        Fund Shares (net assets of $2,421,551/176,408 shares outstanding)                     $    13.73
                                                                                              ==========
        Adviser Shares (net assets of $11,249/820 shares outstanding)                         $    13.71
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                                               $112,154
                                                                                                --------
EXPENSES
  Management fees                                                                                  7,376
  Administration and servicing fees:
    Fund Shares                                                                                    3,532
    Adviser Shares                                                                                    15
  Transfer agent's fees:
    Fund Shares                                                                                      731
    Adviser Shares                                                                                     4
  Distribution and service fees (Note 6E):
    Adviser Shares                                                                                    26
  Custody and accounting fees:
    Fund Shares                                                                                      218
    Adviser Shares                                                                                     1
  Postage:
    Fund Shares                                                                                       28
  Shareholder reporting fees:
    Fund Shares                                                                                       30
  Trustees' fees                                                                                      27
  Registration fees:
    Fund Shares                                                                                       43
    Adviser Shares                                                                                    16
  Professional fees                                                                                  130
  Other                                                                                               35
                                                                                                --------
      Total expenses                                                                              12,212
  Expenses reimbursed:
    Adviser Shares                                                                                   (10)
                                                                                                --------
      Net expenses                                                                                12,202
                                                                                                --------
NET INVESTMENT INCOME                                                                             99,952
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain                                                                                  246
  Change in net unrealized appreciation/(depreciation)                                            (8,895)
                                                                                                --------
      Net realized and unrealized loss                                                            (8,649)
                                                                                                --------
  Increase in net assets resulting from operations                                              $ 91,303
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                                 2016               2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                    $   99,952         $   98,738
  Net realized gain (loss) on investments                                         246             (4,675)
  Change in net unrealized appreciation/(depreciation)
    of investments                                                             (8,895)            58,749
                                                                           -----------------------------
    Increase in net assets resulting from operations                           91,303            152,812
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                               (99,805)           (96,917)
    Adviser Shares                                                               (410)              (394)
                                                                           -----------------------------
      Distributions to shareholders                                          (100,215)           (97,311)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                                  43,516             80,392
  Adviser Shares                                                                  396              3,542
                                                                           -----------------------------
      Total net increase in net assets from capital
        share transactions                                                     43,912             83,934
                                                                           -----------------------------
  Capital contribution from USAA Transfer
    Agency Company
  Fund Shares                                                                       -                  1
                                                                           -----------------------------
  Net increase in net assets                                                   35,000            139,436

NET ASSETS
  Beginning of year                                                         2,397,800          2,258,364
                                                                           -----------------------------
  End of year                                                              $2,432,800         $2,397,800
                                                                           =============================
Undistributed net investment income:
  End of year                                                              $      767         $    1,230
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Long-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $7,810,000; of which all were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $13,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

decrease undistributed net investment income and accumulated net realized loss on investments by $200,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:


                                                       2016             2015
                                                   -----------------------------
Tax-exempt income                                  $100,215,000      $97,311,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                                    $  6,192,000
Accumulated capital and other losses                                (60,725,000)
Unrealized appreciation of investments                              143,051,000


The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2016, the Fund utilized capital loss carryforwards of $446,000, to offset capital gains. At March 31, 2016, the Fund had net capital loss carryforwards of $60,725,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.



                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     ---------------            -----------

                     Short-Term                 $11,439,000
                     Long-Term                   49,286,000
                                                -----------
                     Total                      $60,725,000
                                                ===========


================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $155,696,000 and $143,617,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $2,269,148,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $191,361,000 and $48,310,000, respectively, resulting in net unrealized appreciation of $143,051,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                                            YEAR ENDED                          YEAR ENDED
                                                          MARCH 31, 2016                      MARCH 31, 2015
-----------------------------------------------------------------------------------------------------------------
                                                       SHARES        AMOUNT                SHARES        AMOUNT
                                                      -----------------------------------------------------------
FUND SHARES:
Shares sold                                            14,061      $ 191,923               15,895       $ 218,359
Shares issued from reinvested  dividends                5,588         76,185                5,273          72,467
Shares redeemed                                       (16,485)      (224,592)             (15,340)       (210,434)
                                                      -----------------------------------------------------------
Net increase from capital share transactions            3,164      $  43,516                5,828       $  80,392
                                                      ===========================================================
ADVISER SHARES:
Shares sold                                               146      $   1,996                  423       $   5,769
Shares issued from reinvested dividends                    13            183                   12             171
Shares redeemed                                          (131)        (1,783)                (175)*        (2,398)*
                                                      -----------------------------------------------------------
Net increase from capital share transactions               28      $     396                  260       $   3,542
                                                      ===========================================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper General & Insured Municipal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper General & Insured Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                    ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------------

    +/- 20 to 50                                            +/- 4
    +/- 51 to 100                                           +/- 5
    +/- 101 and greater                                     +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,376,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $755,000 and less than $500, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and less than (0.01)%, respectively.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,532,000 and $15,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $62,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2016, the Adviser Shares incurred reimbursable expenses of $10,000, of which $2,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $731,000 and $4,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $26,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 377,000 Adviser Shares, which represents 46.0% of the Adviser Shares outstanding and 0.2% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are

================================================================================

52  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================



(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                              --------------------------------------------------------------------------
                                    2016            2015            2014            2013            2012
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.78      $    13.45      $    13.91      $    13.50      $    12.16
                              --------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .58             .58             .56             .54             .59
  Net realized and
    unrealized gain (loss)          (.05)            .32            (.46)            .41            1.36
                              --------------------------------------------------------------------------
Total from investment
  operations                         .53             .90             .10             .95            1.95
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.58)           (.57)           (.56)           (.54)           (.59)
  Realized capital gains               -               -               -               -            (.02)
                              --------------------------------------------------------------------------
Total distributions                 (.58)           (.57)           (.56)           (.54)           (.61)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    13.73      $    13.78      $    13.45      $    13.91      $    13.50
                              ==========================================================================
Total return (%)*                   3.94            6.79             .83            7.11           16.30
Net assets at
  end of period (000)         $2,421,551      $2,386,904      $2,251,219      $2,837,758      $2,588,782
Ratios to average
  net assets:**
  Expenses (%)(a)                    .51             .55             .54             .53             .52
  Net investment
    income (%)                      4.23            4.22            4.19            3.89            4.54
Portfolio turnover (%)                 6               7               7              14               9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $2,354,560,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MARCH 31,
                                 -----------------------------------------------------------------------
                                    2016            2015            2014            2013            2012
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $ 13.76         $ 13.43          $13.91          $13.50          $12.16
                                 -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .54             .54             .51             .49             .55
  Net realized and
    unrealized gain (loss)          (.05)            .32            (.47)            .41            1.36
                                 -----------------------------------------------------------------------
Total from investment
  operations                         .49             .86             .04             .90            1.91
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.54)           (.53)           (.52)           (.49)           (.55)
  Realized capital gains               -               -               -               -            (.02)
                                 -----------------------------------------------------------------------
Total distributions                 (.54)           (.53)           (.52)           (.49)           (.57)
                                 -----------------------------------------------------------------------
Net asset value at
  end of period                  $ 13.71         $ 13.76          $13.43          $13.91          $13.50
                                 =======================================================================
Total return (%)*                   3.65            6.52             .37            6.77           15.92
Net assets at
  end of period (000)            $11,249         $10,896          $7,145          $6,809          $5,870
Ratios to average
  net assets:**
  Expenses (%)(b)                    .80             .81(a)          .85             .85             .85
  Expenses, excluding
    reimbursements (%)(b)            .90             .99            1.07            1.11            1.32
  Net investment income (%)         3.94            3.94            3.88            3.56            4.20
Portfolio turnover (%)                 6               7               7              14               9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $10,376,000.
(a) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.85%.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

56  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                       BEGINNING                ENDING                DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE           OCTOBER 1, 2015-
                                     OCTOBER 1, 2015         MARCH 31, 2016           MARCH 31, 2016
                                     -----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $1,031.00                   $2.59

Hypothetical
  (5% return before expenses)            1,000.00                1,022.45                    2.58

ADVISER SHARES
Actual                                   1,000.00                1,029.50                    4.06

Hypothetical
  (5% return before expenses)            1,000.00                1,021.00                    4.04

*Expenses are equal to the annualized expense ratio of 0.51% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.10% for Fund Shares and 2.95% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

64  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   40858-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

 ============================================================

          ANNUAL REPORT
          USAA TAX EXEMPT MONEY MARKET FUND
          MARCH 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              8

    Report of Independent Registered
      Public Accounting Firm                                                   9

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      25

    Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                               37

TRUSTEES' AND OFFICERS' INFORMATION                                           39


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204978-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality securities the interest of which is exempt from federal income tax with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began, the Federal Reserve (the Fed) was widely expected to raise short-term interest rates. Instead, Fed policymakers continued to hold the federal funds target rate between 0% and 0.25% and reiterated that any future interest rate increases would be data dependent. The Fed continued to delay action based on concerns that slowing growth in China would expand to other economies in Europe and the United States, suggesting that an interest rate increase might come in late 2015. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. Although this action had a moderately positive impact on the interest rates of money market securities, money market funds continued to provide low absolute yields. However, investors continued to rely on them for the low risk and liquidity they offer.

    For most of the reporting period, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), remained in a narrow range--near its historical low of 0.01%. The index rose steadily during March 2016, ending the month at 0.40%, as increased supply and a decline in demand pushed yields higher.

    The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended March 31, 2016, the Fund had a total return of 0.02%, compared to an average return of 0.02% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus the majority of the Fund's investments on VRDNs.
    Since they can be sold at par value (100% of face value) upon seven days' or less notice, the VRDNs owned by the Fund provide both flexibility and liquidity. They also offer the Fund a certain degree of safety because many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    In addition, we sought to enhance the Fund's yield by investing in longer maturities. Although money market yields increased during the reporting period, they remained near historic lows. As a result, these holdings did not significantly increase the Fund's yield. As always, we relied on our in-house team of analysts to help identify attractive opportunities for the Fund. They also continue to analyze and monitor every holding in the portfolio.

    We appreciate the opportunity to help you with your investment needs.

    Refer to page 5 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USEXX)


--------------------------------------------------------------------------------
                                                3/31/16               3/31/15
--------------------------------------------------------------------------------

Net Assets                                   $2.6 Billion          $2.7 Billion
Net Asset Value Per Share                       $1.00                 $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                          25 Days               30 Days


(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                           10 YEARS

     0.02%                          0.02%                             0.88%


--------------------------------------------------------------------------------
                          7-DAY YIELD AS OF 3/31/16
--------------------------------------------------------------------------------

  UNSUBSIDIZED           -0.21%              SUBSIDIZED                0.01%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 3/31/15*
--------------------------------------------------------------------------------

                                    0.58%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                                                        USAA TAX
                                     iMONEYNET                        EXEMPT MONEY
                                      AVERAGE                          MARKET FUND
 3/30/2015                              0.01%                             0.01%
 4/27/2015                              0.01                              0.01
 5/26/2015                              0.01                              0.01
 6/29/2015                              0.01                              0.01
 7/27/2015                              0.01                              0.01
 8/31/2015                              0.01                              0.01
 9/28/2015                              0.01                              0.01
10/26/2015                              0.01                              0.01
11/30/2015                              0.01                              0.01
12/28/2015                              0.01                              0.01
 1/25/2016                              0.01                              0.01
 2/29/2016                              0.01                              0.01
 3/28/2016                              0.01                              0.01

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 3/28/16.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)


General Obligation ....................................................... 16.5%
Education ................................................................ 13.2%
Hospital ................................................................. 11.0%
Electric Utilities ....................................................... 10.8%
Community Service ........................................................  5.0%
Electric/Gas Utilities ...................................................  4.9%
Agricultural Products ....................................................  4.4%
Nursing/CCRC .............................................................  4.1%
Special Assessment/Tax/Fee ...............................................  3.6%
Water/Sewer Utility ......................................................  3.1%

                           o PORTFOLIO MIX - 3/31/16 o

                          [PIE CHART OF PORTFOLIO MIX]


VARIABLE-RATE DEMAND NOTES                                                69.8%
FIXED-RATE INSTRUMENTS                                                    27.5%
PUT BONDS                                                                  2.2%
ADJUSTABLE-RATE NOTES                                                      0.9%


                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-23.

================================================================================

6 | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                      USAA TAX
                                                                    EXEMPT MONEY
                                                                     MARKET FUND
03/31/06                                                             $10,000.00
04/30/06                                                              10,023.08
05/31/06                                                              10,049.38
06/30/06                                                              10,077.83
07/31/06                                                              10,103.11
08/31/06                                                              10,129.60
09/30/06                                                              10,156.49
10/31/06                                                              10,182.38
11/30/06                                                              10,208.74
12/31/06                                                              10,238.55
01/31/07                                                              10,264.28
02/28/07                                                              10,289.49
03/31/07                                                              10,317.89
04/30/07                                                              10,345.21
05/31/07                                                              10,375.67
06/30/07                                                              10,404.84
07/31/07                                                              10,432.39
08/31/07                                                              10,464.53
09/30/07                                                              10,490.98
10/31/07                                                              10,519.19
11/30/07                                                              10,547.91
12/31/07                                                              10,574.30
01/31/08                                                              10,598.52
02/29/08                                                              10,619.23
03/31/08                                                              10,643.81
04/30/08                                                              10,664.19
05/31/08                                                              10,686.16
06/30/08                                                              10,703.28
07/31/08                                                              10,719.63
08/31/08                                                              10,737.34
09/30/08                                                              10,767.64
10/31/08                                                              10,802.13
11/30/08                                                              10,815.14
12/31/08                                                              10,828.04
01/31/09                                                              10,835.74
02/28/09                                                              10,842.57
03/31/09                                                              10,850.68
04/30/09                                                              10,859.07
05/31/09                                                              10,868.90
06/30/09                                                              10,877.46
07/31/09                                                              10,885.80
08/31/09                                                              10,892.22
09/30/09                                                              10,896.93
10/31/09                                                              10,899.26
11/30/09                                                              10,900.47
12/31/09                                                              10,903.00
01/31/10                                                              10,903.09
02/28/10                                                              10,903.17
03/31/10                                                              10,903.27
04/30/10                                                              10,903.36
05/31/10                                                              10,903.79
06/30/10                                                              10,904.00
07/31/10                                                              10,904.10
08/31/10                                                              10,904.19
09/30/10                                                              10,904.28
10/31/10                                                              10,904.37
11/30/10                                                              10,904.46
12/31/10                                                              10,904.58
01/31/11                                                              10,904.66
02/28/11                                                              10,904.75
03/31/11                                                              10,904.84
04/30/11                                                              10,904.93
05/31/11                                                              10,905.02
06/30/11                                                              10,905.11
07/31/11                                                              10,905.20
08/31/11                                                              10,905.29
09/30/11                                                              10,905.39
10/31/11                                                              10,905.47
11/30/11                                                              10,905.56
12/31/11                                                              10,905.77
01/31/12                                                              10,908.54
02/29/12                                                              10,908.63
03/31/12                                                              10,908.72
04/30/12                                                              10,908.81
05/31/12                                                              10,908.90
06/30/12                                                              10,908.99
07/31/12                                                              10,909.08
08/31/12                                                              10,909.19
09/30/12                                                              10,909.27
10/31/12                                                              10,909.36
11/30/12                                                              10,909.45
12/31/12                                                              10,909.98
01/31/13                                                              10,910.07
02/28/13                                                              10,910.15
03/31/13                                                              10,910.24
04/30/13                                                              10,910.33
05/31/13                                                              10,910.43
06/30/13                                                              10,910.52
07/31/13                                                              10,910.61
08/31/13                                                              10,910.70
09/30/13                                                              10,910.79
10/31/13                                                              10,910.88
11/30/13                                                              10,910.98
12/31/13                                                              10,912.05
01/31/14                                                              10,912.14
02/28/14                                                              10,912.22
03/31/14                                                              10,912.32
04/30/14                                                              10,912.40
05/31/14                                                              10,912.50
06/30/14                                                              10,912.59
07/31/14                                                              10,912.68
08/31/14                                                              10,912.77
09/30/14                                                              10,912.86
10/31/14                                                              10,912.95
11/30/14                                                              10,913.04
12/31/14                                                              10,913.27
01/31/15                                                              10,913.36
02/28/15                                                              10,913.44
03/31/15                                                              10,913.54
04/30/15                                                              10,913.62
05/31/15                                                              10,913.72
06/30/15                                                              10,913.81
07/31/15                                                              10,913.90
08/31/15                                                              10,913.99
09/30/15                                                              10,914.08
10/31/15                                                              10,914.17
11/30/15                                                              10,914.26
12/31/15                                                              10,915.89
01/31/16                                                              10,915.99
02/29/16                                                              10,916.07
03/31/16                                                              10,916.16

                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:


                      TAX-EXEMPT                    LONG-TERM CAPITAL
                      INCOME(1, 3)                 GAIN DISTRIBUTIONS(2)
                      --------------------------------------------------

                          100%                          $294,000
                      --------------------------------------------------


(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Money Market Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ABAG    Association of Bay Area Governments
    CSD     Central School District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    IDA     Industrial Development Authority/Agency

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    IDB     Industrial Development Board
    IDC     Industrial Development Corp.
    MTA     Metropolitan Transportation Authority
    SPEAR   Short Puttable Exempt Adjustable Receipts
    USD     Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., Citibank, N.A., Deutsche Bank A.G., or JPMorgan Chase Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: Montana Board of Investments Intercap Program and National Rural Utility Corp.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (69.8%)

            ALABAMA (4.6%)
$ 20,000    Chatom IDB (NBGA)                                                  0.56%         8/01/2041  $   20,000
  10,000    Columbia IDB                                                       0.33         12/01/2037      10,000
   1,175    Huntsville Educational Building Auth.
              (LOC - Branch Banking & Trust Co.)                               0.32         12/01/2022       1,175
  25,000    Mobile County IDA (LOC - Swedbank AB)                              0.32          7/01/2040      25,000
  12,000    Mobile IDB                                                         0.33          8/01/2017      12,000
  19,300    Tuscaloosa County IDA (LOC - Bank of Nova Scotia)                  0.41          4/01/2028      19,300
  32,500    Tuscaloosa County Port Auth.
              (LOC - PNC Bank, N.A.)                                           0.44         12/01/2031      32,500
                                                                                                        ----------
                                                                                                           119,975
                                                                                                        ----------
            ARKANSAS (0.2%)
   5,175    Texarkana (LOC - PNC Bank, N.A.)                                   0.54          3/01/2021       5,175
                                                                                                        ----------
            CALIFORNIA (6.4%)
   9,310    ABAG Finance Auth. for Nonprofit Corps.
              (LOC - KBC Bank N.V.)                                            0.68          5/15/2035       9,310
   7,620    Anaheim Public Financing Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.60          9/01/2030       7,620
  13,910    Golden State Tobacco Securitization Corp. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.55          6/01/2027      13,910
  29,715    Grossmont Healthcare District (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.55          7/15/2033      29,715
  16,300    Health Facilities Financing Auth.
              (LOC - Union Bank of California, N.A.)                           0.35         10/01/2031      16,300
   2,700    Irvine (LOC - Sumitomo Mitsui Banking Corp.)                       0.38          9/02/2050       2,700
   6,600    Manteca USD (LIQ) (LOC - Deutsche Bank A.G.)(a)                    0.60          8/01/2035       6,600
   8,390    Pollution Control Financing Auth.
              (LOC - Sumitomo Mitsui Banking Corp.)                            0.37         11/01/2026       8,390
  15,540    Riverside Electric Public Utilities
              (LOC - Barclays Bank PLC)                                        0.38         10/01/2029      15,540
  25,670    Sacramento City Financing Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.63         12/01/2033      25,670
   5,200    SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                          0.70          8/01/2031       5,200
  23,516    SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                          0.70          8/01/2047      23,516
   3,125    Ukiah USD (LIQ) (LOC - Deutsche Bank A.G.)(a)                      0.55          8/01/2030       3,125
                                                                                                        ----------
                                                                                                           167,596
                                                                                                        ----------

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            COLORADO (2.0%)
$  5,000    Catholic Health Initiative (LIQ)(a)                                0.60%         2/01/2019  $    5,000
  17,500    Catholic Health Initiative (LIQ)(a)                                0.62         10/01/2041      17,500
   6,495    Health Facilities Auth. (LIQ)(a)                                   0.54          9/01/2017       6,495
  13,015    Health Facilities Auth. (LIQ)(a)                                   0.60         10/01/2034      13,015
   9,425    Sheridan County (LOC - JPMorgan Chase Bank, N.A.)                  0.46         12/01/2029       9,425
                                                                                                        ----------
                                                                                                            51,435
                                                                                                        ----------
            CONNECTICUT (0.2%)
   5,000    Health and Educational Facilities Auth.
              (LOC - Bank of America, N.A.)                                    0.46          7/01/2030       5,000
                                                                                                        ----------
            DISTRICT OF COLUMBIA (0.5%)
   2,100    District of Columbia (LOC - Bank of America, N.A.)                 0.53          7/01/2022       2,100
  11,245    Metropolitan Washington Airports Auth.
              (LOC - TD Bank, N.A.)                                            0.39         10/01/2039      11,245
                                                                                                        ----------
                                                                                                            13,345
                                                                                                        ----------
            FLORIDA (1.9%)
  10,000    Escambia County                                                    0.44          4/01/2039      10,000
   2,855    Lee County IDA (LOC - Fifth Third Bank)                            0.46          6/01/2025       2,855
  29,210    St. Lucie County                                                   0.37          9/01/2028      29,210
   8,795    UCF Health Facilities Corp. (LOC - Fifth Third Bank)               0.42          7/01/2037       8,795
                                                                                                        ----------
                                                                                                            50,860
                                                                                                        ----------
            GEORGIA (0.3%)
   6,000    Appling County Dev. Auth.                                          0.48          9/01/2041       6,000
   2,100    Cobb County Dev. Auth. (LOC - Federal Home
            Loan Bank of Atlanta)                                              0.32          2/01/2030       2,100
                                                                                                        ----------
                                                                                                             8,100
                                                                                                        ----------
            ILLINOIS (6.5%)
   7,400    Dev. Finance Auth. (LOC - JPMorgan
              Chase Bank, N.A.)                                                0.48          9/01/2031       7,400
   2,980    Dev. Finance Auth. (LOC - Bank of America, N.A.)                   0.46          9/01/2032       2,980
   8,500    Dev. Finance Auth. (LOC - Fifth Third Bank)                        0.49          2/01/2033       8,500
   1,920    Educational Facilities Auth. (LOC - Fifth Third Bank)              0.42          7/01/2024       1,920
   3,490    Educational Facilities Auth.
              (LOC - FirstMerit Bank, N.A.)                                    0.68         10/01/2032       3,490
   2,490    Finance Auth. (LOC - Fifth Third Bank)                             0.60          3/01/2031       2,490
  13,330    Finance Auth. (LOC - FirstMerit Bank, N.A.)                        0.68         10/01/2033      13,330
  12,290    Finance Auth. (LOC - JPMorgan Chase Bank, N.A.)                    0.50          5/01/2038      12,290
  13,875    Finance Auth. (LOC - Fifth Third Bank)                             0.54          6/01/2038      13,875
   9,000    Kane County (LOC - Fifth Third Bank)(b)                            0.49          2/01/2028       9,000
   2,595    McHenry County (LIQ) (LOC - Deutsche Bank A.G.)(a)                 0.55          1/15/2026       2,595

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 14,125    Metropolitan Pier and Exposition Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.75%         6/15/2034  $   14,125
  24,760    Metropolitan Pier and Exposition Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.75         12/15/2039      24,760
  31,420    Rush Univ. Medical Center (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.60         11/01/2039      31,420
   4,249    Springfield Airport Auth.                                          0.88         10/15/2016       4,249
  19,265    Village of Morton Grove
              (LOC - Bank of America, N.A.)                                    0.43         12/01/2041      19,265
                                                                                                        ----------
                                                                                                           171,689
                                                                                                        ----------
            INDIANA (1.3%)
   5,655    Berne (LOC - Federal Home Loan Bank of
              Indianapolis)                                                    0.45         10/01/2033       5,655
   3,425    Dearborn County EDA (LOC - Fifth Third Bank)                       0.49          4/01/2036       3,425
   3,865    Evansville (LOC - Fifth Third Bank)                                0.42          1/01/2025       3,865
   9,620    Finance Auth. (LOC - Federal Home Loan Bank of
              Indianapolis)                                                    0.44          7/01/2029       9,620
   1,115    Finance Auth. (LOC - Fifth Third Bank)                             0.46          9/01/2031       1,115
   2,390    Finance Auth. (LOC - PNC Bank, N.A.)                               0.45          6/01/2037       2,390
   4,000    Hospital Revenue Finance Auth.
              (LOC - Harris Bank, N.A.)                                        0.40         12/01/2031       4,000
   4,550    Hospital Revenue Finance Auth.
              (LOC - Harris Bank, N.A.)                                        0.50         12/01/2031       4,550
                                                                                                        ----------
                                                                                                            34,620
                                                                                                        ----------
            IOWA (8.2%)
   6,850    Chillicothe                                                        0.54          1/01/2023       6,850
  12,750    Council Bluffs                                                     0.53          1/01/2025      12,750
   9,600    Finance Auth                                                       0.46          6/01/2039       9,600
  31,160    Finance Auth.                                                      0.46          6/01/2036      31,160
  41,763    Finance Auth.                                                      0.46          9/01/2036      41,763
  30,000    Finance Auth. (LOC - U.S. Bank, N.A.)                              0.47         12/01/2042      30,000
   2,100    Higher Educational Loan Auth.
              (LOC - Fifth Third Bank)                                         0.42          5/01/2029       2,100
   7,900    Higher Educational Loan Auth.
              (LOC - Fifth Third Bank)                                         0.42          4/01/2035       7,900
  29,500    Louisa County                                                      0.42          9/01/2016      29,500
   3,900    Louisa County                                                      0.42          3/01/2017       3,900
  34,900    Louisa County                                                      0.42         10/01/2024      34,900
   5,500    Urbandale (LOC - Wells Fargo Bank, N.A.)                           0.43         11/01/2020       5,500
                                                                                                        ----------
                                                                                                           215,923
                                                                                                        ----------

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            KENTUCKY (0.9%)
$  9,340    Georgetown (LOC - Fifth Third Bank)                                0.42%        11/15/2029  $    9,340
      55    Lexington-Fayette Urban County (LOC - JPMorgan
              Chase Bank, N.A.)                                                0.88          7/01/2021          55
   2,585    Lexington-Fayette Urban County (LOC - Federal
              Home Loan Bank of Cincinnati)                                    0.65         12/01/2027       2,585
   4,016    Lexington-Fayette Urban County
              (LOC - Fifth Third Bank)                                         0.42         12/01/2031       4,016
   8,430    Lexington-Fayette Urban County
              (LOC - Fifth Third Bank)                                         0.42          1/01/2033       8,430
                                                                                                        ----------
                                                                                                            24,426
                                                                                                        ----------
            LOUISIANA (1.9%)
     400    Environmental Facilities and Community Dev. Auth.
              (LOC - Federal Home Loan Bank of Dallas)                         0.32          4/01/2018         400
   1,575    Hammond Area Economic and Industrial Dev. District
              (LOC - Federal Home Loan Bank of Dallas)                         0.32          3/01/2033       1,575
   6,500    New Orleans (LOC - Capital One, N.A.)                              0.65          8/01/2024       6,500
   1,100    Public Facilities Auth.                                            0.52          8/01/2017       1,100
     405    Public Facilities Auth. (LOC - Capital One, N.A.)                  0.69          7/01/2023         405
     180    Public Facilities Auth. (LOC - Capital One, N.A.)                  0.69          7/01/2023         180
  21,000    St. James Parish (LOC - Natixis S.A.)                              0.51         11/01/2039      21,000
  12,000    St. James Parish                                                   0.80         11/01/2040      12,000
   6,460    St. Tammany Parish Dev. District (LOC - Federal
              Home Loan Bank of Dallas)                                        0.32          3/01/2033       6,460
                                                                                                        ----------
                                                                                                            49,620
                                                                                                        ----------
            MARYLAND (0.4%)
   9,705    Williamsport (LOC - Manufacturers &
              Traders Trust Co.)                                               0.45         11/01/2037       9,705
                                                                                                        ----------
            MICHIGAN (1.6%)
   1,750    Finance Auth. (LOC - Fifth Third Bank)                             0.48         12/01/2032       1,750
   7,500    Finance Auth. (LOC - Fifth Third Bank)                             0.48         12/01/2032       7,500
   1,950    Finance Auth. (LOC - Fifth Third Bank)                             0.48         12/01/2032       1,950
  10,535    Higher Educational Facilities Auth.
              (LOC - Comerica Bank, N.A.)                                      0.43         11/01/2036      10,535
   4,500    Hospital Finance Auth. (LOC - Fifth Third Bank)                    0.48         12/01/2032       4,500
  10,000    Oakland County EDC (LOC - Fifth Third Bank)                        0.49          3/01/2029      10,000
   3,500    Strategic Fund (LOC - Fifth Third Bank)                            0.49          8/01/2023       3,500
     940    Strategic Fund (LOC - Fifth Third Bank)                            0.49         10/01/2027         940
   2,390    Strategic Fund (LOC - Fifth Third Bank)                            0.46          4/01/2035       2,390
                                                                                                        ----------
                                                                                                            43,065
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            MINNESOTA (0.4%)
$  2,120    Canby Community Hospital District No.1                             0.67%        11/01/2026  $    2,120
   4,590    New Ulm (LOC - Federal Home Loan Bank of Chicago)                  0.45         10/01/2040       4,590
   4,675    Rochester (LOC - Royal Bank of Scotland N.V.)                      0.61          4/01/2022       4,675
                                                                                                        ----------
                                                                                                            11,385
                                                                                                        ----------
            MISSISSIPPI (0.5%)
   4,555    Business Finance Corp. (LOC - Federal Home Loan
              Bank of Dallas)                                                  0.32          3/01/2033       4,555
   8,490    Business Finance Corp. (LOC - PNC Bank, N.A.)                      0.31         12/01/2036       8,490
                                                                                                        ----------
                                                                                                            13,045
                                                                                                        ----------
            MISSOURI (1.0%)
   1,050    Health and Educational Facilities Auth.
              (LOC - Fifth Third Bank)                                         0.49         11/01/2020       1,050
  20,000    Jackson County IDA (LOC - Commerce Bank, N.A.)                     0.44          7/01/2025      20,000
   3,435    St. Louis County IDA (LOC - U.S. Bank, N.A.)                       0.46          6/15/2024       3,435
   1,330    St. Louis County IDA (LOC - Fifth Third Bank)                      0.43          9/01/2038       1,330
                                                                                                        ----------
                                                                                                            25,815
                                                                                                        ----------
            NEBRASKA (0.4%)
  10,000    Washington County                                                  0.46         12/01/2040      10,000
                                                                                                        ----------
            NEW HAMPSHIRE (0.9%)
  10,000    Business Finance (LOC - Landesbank
              Hessen-Thuringen)                                                0.47          9/01/2030      10,000
   6,360    Health and Education Facilities Auth.
              (LOC - RBS Citizens, N.A.)                                       0.49          7/01/2038       6,360
   6,000    Health and Educational Facilities Auth.
              (LOC - RBS Citizens, N.A.)                                       0.58         10/01/2030       6,000
                                                                                                        ----------
                                                                                                            22,360
                                                                                                        ----------
            NEW JERSEY (0.9%)
   3,465    EDA (LOC - Bank of America, N.A.)                                  0.46         11/01/2027       3,465
  19,590    Educational Facilities Auth.
              (LOC - RBS Citizens, N.A.)                                       0.56          7/01/2036      19,590
                                                                                                        ----------
                                                                                                            23,055
                                                                                                        ----------
            NEW MEXICO (0.2%)
   5,000    Hospital Equipment Loan Council
              (LOC - Fifth Third Bank)                                         0.51          7/01/2025       5,000
                                                                                                        ----------
            NEW YORK (7.9%)
   4,140    Albany IDA (LOC - RBS Citizens, N.A.)                              0.55          5/01/2035       4,140
   9,490    Albany IDA (LOC - Key Bank, N.A.)                                  0.48          7/01/2035       9,490
  15,745    Amherst IDA (LOC - Manufacturers &
              Traders Trust Co.)(c)                                            0.45         10/01/2031      15,745

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$  2,800    Clinton County IDA (LOC - Key Bank, N.A.)                          0.48%         7/01/2017  $    2,800
  10,715    Clinton County IDA (LOC - Key Bank, N.A.)                          0.48          7/01/2042      10,715
   1,700    Erie County IDA (LOC - Key Bank, N.A.)                             0.53          6/01/2022       1,700
   4,285    Erie County IDA (LOC - Key Bank, N.A.)                             0.53          3/01/2024       4,285
   3,750    Guilderland IDA (LOC - Key Bank, N.A.)                             0.53          7/01/2032       3,750
   6,600    Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen)                                                0.41         11/01/2037       6,600
   5,200    Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen)                                                0.38          5/01/2042       5,200
   1,600    Housing Finance Agency (LOC - Landesbank
              Hessen-Thuringen)                                                0.38          5/01/2042       1,600
  17,025    Hudson Yards Infrastructure Corp. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.53          2/15/2047      17,025
     975    Monroe County IDA (LOC - Key Bank, N.A.)                           0.53          8/01/2018         975
   5,100    MTA (LOC - Bank of the West)                                       0.45         11/15/2045       5,100
   1,000    MTA (LOC - U.S. Bank, N.A.)                                        0.36         11/15/2050       1,000
   5,800    New York City (LIQ)(a)                                             0.43          8/01/2020       5,800
   6,300    New York City (LOC - Sumitomo Mitsui
              Banking Corp.)                                                   0.40          9/01/2035       6,300
   5,900    New York City (LOC - Manufacturers &
              Traders Trust Co.)                                               0.43         12/01/2040       5,900
   1,765    New York City Health Auth. (LOC - JPMorgan
              Chase Bank, N.A.)                                                0.40          2/15/2026       1,765
   6,035    New York City IDA (LOC - Key Bank, N.A.)                           0.46          7/01/2037       6,035
  25,205    New York City IDA (LOC - Key Bank, N.A.)                           0.46          7/01/2038      25,205
   1,040    Niagara County IDA (LOC - Key Bank, N.A.)                          0.53          9/01/2021       1,040
   8,200    Oneida County IDA (LOC - Manufacturers &
              Traders Trust Co.)                                               0.45          6/01/2030       8,200
   4,285    Oneida County IDA (LOC - RBS Citizens, N.A.)                       0.65          7/01/2037       4,285
   4,160    Onondaga County IDA (LOC - Manufacturers &
              Traders Trust Co.)                                               0.45         12/01/2031       4,160
   4,185    Ontario County IDA (LOC - Royal Bank of
              Scotland N.V.)                                                   0.61          3/01/2028       4,185
   7,920    Ontario County IDA (LOC - Key Bank, N.A.)                          0.48          7/01/2030       7,920
   8,055    Ramapo Housing Auth. (LOC - Manufacturers &
              Traders Trust Co.)                                               0.50         12/01/2029       8,055
   4,705    Rensselaer County IDA (LOC - RBS Citizens, N.A.)                   0.58         10/30/2035       4,705
   2,545    Seneca County IDA (LOC - Key Bank, N.A.)                           0.53          4/01/2020       2,545
   2,165    St. Lawrence County (LOC - RBS Citizens, N.A.)                     0.77          7/01/2037       2,165
   3,670    Syracuse IDA (LOC - Key Bank, N.A.)                                0.53          1/01/2033       3,670
   6,200    Tompkins County IDA (LOC - Bank of America, N.A.)                  0.52          2/01/2037       6,200
   4,200    Triborough Bridge and Tunnel Auth. (LOC - State
              Street Bank and Trust Co.)                                       0.38          1/01/2032       4,200

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$  5,060    Wayne County IDA (LOC - Royal Bank of
              Scotland N.V.)                                                   0.61%         6/01/2017  $    5,060
                                                                                                        ----------
                                                                                                           207,520
                                                                                                        ----------
            OHIO (2.6%)
   3,215    Akron Metropolitan Housing Auth.
              (LOC - FirstMerit Bank, N.A.)                                    0.62          4/01/2018       3,215
  15,055    Butler County (LOC - Fifth Third Bank)                             0.42          5/15/2036      15,055
   1,220    Cadiz Health Care Facilities Auth.
              (LOC - PNC Bank, N.A.)                                           0.65          1/01/2033       1,220
   3,100    Cincinnati and Hamilton County
              (LOC - Fifth Third Bank)                                         0.43          9/01/2025       3,100
   7,355    Delaware County (LOC - Fifth Third Bank)                           0.49         10/01/2033       7,355
   4,400    Hamilton County (LOC - Fifth Third Bank)                           0.42         12/01/2024       4,400
  11,200    Hamilton County (LOC - Fifth Third Bank)                           0.49         12/01/2026      11,200
   1,375    Higher Educational Facilities (LOC - Fifth
              Third Bank)                                                      0.52          9/01/2036       1,375
   1,650    Highland County (LOC - Fifth Third Bank)                           0.46          8/01/2024       1,650
  10,445    Pike County Health Care Facilities
              (LOC - Bank of America, N.A.)                                    0.44         11/01/2033      10,445
   2,095    Pike County Health Care Facilities
              (LOC - Bank of America, N.A.)                                    0.44         11/01/2033       2,095
   4,910    Toledo-Lucas County Port Auth.
              (LOC - Fifth Third Bank)                                         0.48          9/01/2019       4,910
   1,920    Wayne County (LOC - Fifth Third Bank)                              0.58          9/01/2021       1,920
                                                                                                        ----------
                                                                                                            67,940
                                                                                                        ----------
            OKLAHOMA (3.6%)
   6,795    Edmond EDA (LOC - Bank of Oklahoma, N.A.)                          0.59          6/01/2031       6,795
   8,700    Garfield County Industrial Auth.                                   0.39          1/01/2025       8,700
  32,400    Muskogee Industrial Trust                                          0.43          1/01/2025      32,400
  36,000    Muskogee Industrial Trust                                          0.40          6/01/2027      36,000
  11,675    Tulsa Industrial Auth. (LOC - Bank of
              Oklahoma, N.A.)                                                  0.59         11/01/2026      11,675
                                                                                                        ----------
                                                                                                            95,570
                                                                                                        ----------
            OREGON (0.2%)
   6,275    Facilities Auth. (LOC - Bank of the West)                          0.44         10/01/2037       6,275
                                                                                                        ----------
            PENNSYLVANIA (1.5%)
   5,250    Chartiers Valley Industrial and Commercial
              Dev. Auth.                                                       1.10         11/15/2017       5,250
  25,350    Delaware Valley Regional Finance Auth.
              (LOC - Bayerische Landesbank)                                    0.53          6/01/2042      25,350

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$  8,685    Derry Township Industrial and Commercial
              Dev. Auth. (LOC - PNC Bank, N.A.)                                0.43%        11/01/2030  $    8,685
                                                                                                        ----------
                                                                                                            39,285
                                                                                                        ----------
            RHODE ISLAND (0.5%)
   5,285    EDC (LOC - RBS Citizens, N.A.)                                     0.58          3/01/2038       5,285
   7,920    Health and Educational Building Corp.
              (LOC - RBS Citizens, N.A.)                                       0.42          6/01/2035       7,920
                                                                                                        ----------
                                                                                                            13,205
                                                                                                        ----------
            SOUTH CAROLINA (0.9%)
   3,800    EDA (LOC - Fifth Third Bank)                                       0.49          2/01/2028       3,800
  13,510    Jobs EDA (LIQ) (LOC - Deutsche Bank A.G.)(a)                       0.57         11/01/2029      13,510
   6,060    Public Service Auth. (LIQ)(a)                                      0.52          6/01/2037       6,060
                                                                                                        ----------
                                                                                                            23,370
                                                                                                        ----------
            SOUTH DAKOTA (1.0%)
   5,975    Health and Educational Facilities Auth.                            0.37         11/01/2020       5,975
   2,690    Health and Educational Facilities Auth.                            0.67         11/01/2025       2,690
   5,575    Health and Educational Facilities Auth.                            0.67         11/01/2027       5,575
  13,210    Health and Educational Facilities Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                                    0.57         11/01/2040      13,210
                                                                                                        ----------
                                                                                                            27,450
                                                                                                        ----------
            TENNESSEE (1.1%)
  13,340    Chattanooga Health and Educational Facilities Board                0.42          5/01/2039      13,340
   7,300    Hendersonville IDB (LOC - Fifth Third Bank)                        0.46          5/01/2036       7,300
   5,560    Metropolitan Government of Nashville and
              Davidson County (LOC - Fifth Third Bank)                         0.42         12/01/2024       5,560
   2,070    Williamson County IDB (LOC - Fifth Third Bank)                     0.46         12/01/2027       2,070
                                                                                                        ----------
                                                                                                            28,270
                                                                                                        ----------
            TEXAS (3.1%)
  13,300    Atascosa County IDC (NBGA)                                         0.50          6/30/2020      13,300
  14,230    Austin (LOC - JPMorgan Chase Bank, N.A.)                           0.41         11/15/2029      14,230
   3,235    Houston (LIQ) (LOC - Deutsche Bank A.G.)(a)                        0.55         12/01/2028       3,235
  15,000    Port Arthur                                                        0.48         12/01/2040      15,000
  25,000    Port Arthur                                                        0.48          6/01/2041      25,000
  12,000    Port of Port Arthur Navigation District                            0.55         12/01/2039      12,000
                                                                                                        ----------
                                                                                                            82,765
                                                                                                        ----------
            VIRGINIA (2.9%)
   7,300    Capital Beltway Funding Corp. (LOC - National
              Australia Bank, Ltd.)                                            0.40         12/31/2047       7,300
   3,295    Greene County EDA (LOC - Branch Banking &
              Trust Co.)                                                       0.42          6/01/2026       3,295

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$  3,000    Hampton Roads Sanitation District                                  0.45%         8/01/2046  $    3,000
     730    Hanover County EDA (LOC - Bank of
              New York Mellon)                                                 0.38         11/01/2025         730
   3,395    Hanover County EDA (LOC - U.S. Bank, N.A.)                         0.40         11/01/2025       3,395
   5,050    Lexington IDA                                                      0.38          1/01/2035       5,050
   5,700    Loudoun County IDA                                                 0.37          2/15/2038       5,700
  18,500    Loudoun County IDA                                                 0.37          2/15/2038      18,500
  10,800    Loudoun County IDA                                                 0.40          2/15/2038      10,800
   5,600    Loudoun County IDA                                                 0.40          2/15/2038       5,600
   1,900    Lynchburg IDA (LOC - Federal Home Loan
              Bank of Atlanta)                                                 0.42          1/01/2028       1,900
   1,200    Madison County IDA (LOC - SunTrust Bank)                           0.40         10/01/2037       1,200
   1,900    Peninsula Ports Auth. (LOC - U.S. Bank, N.A.)                      0.39          7/01/2016       1,900
   5,800    Small Business Financing Auth. (LOC - Bank of
              America, N.A.)                                                   0.40          7/01/2030       5,800
   3,215    Univ. of Virginia (LIQ)(a)                                         0.35          6/01/2032       3,215
                                                                                                        ----------
                                                                                                            77,385
                                                                                                        ----------
            WASHINGTON (0.9%)
   7,500    Catholic Health Initiative (LIQ)(a)                                0.60          2/01/2019       7,500
  10,310    Higher Education Facilities Auth.                                  0.44         10/01/2031      10,310
     725    Seattle Housing Auth. (LOC - Key Bank, N.A.)                       0.53          9/01/2036         725
   6,095    Snohomish County Housing Auth. (LOC - Bank of
              America, N.A.)                                                   0.43          7/01/2036       6,095
                                                                                                        ----------
                                                                                                            24,630
                                                                                                        ----------
            WEST VIRGINIA (1.7%)
  36,065    Hospital Finance Auth. (LOC - Fifth Third Bank)                    0.52         10/01/2033      36,065
   9,630    Marshall County                                                    0.52          3/01/2026       9,630
                                                                                                        ----------
                                                                                                            45,695
                                                                                                        ----------
            WISCONSIN (0.2%)
     550    Health and Educational Facilities Auth.
              (LOC - JPMorgan Chase Bank, N.A.)                                0.58          5/01/2026         550
   5,930    Wind Point (LOC - U.S. Bank, N.A.)                                 0.52          9/01/2035       5,930
                                                                                                        ----------
                                                                                                             6,480
                                                                                                        ----------
            WYOMING (0.5%)
  12,000    Gillette                                                           0.57          1/01/2018      12,000
                                                                                                        ----------
            Total Variable-Rate Demand Notes (cost: $1,839,034)                                          1,839,034
                                                                                                        ----------

            PUT BONDS (2.2%)

            ALABAMA (1.2%)
  30,000    Mobile IDB                                                         0.65          6/01/2034      30,000
                                                                                                        ----------

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
            MONTANA (1.0%)
$  7,335    Board of Investments (NBGA)                                        0.52%         3/01/2025  $    7,335
   1,850    Board of Investments (NBGA)                                        0.52          3/01/2028       1,850
  18,080    Board of Investments (NBGA)                                        0.52          3/01/2029      18,080
                                                                                                        ----------
                                                                                                            27,265
                                                                                                        ----------
            Total Put Bonds (cost: $57,265)                                                                 57,265
                                                                                                        ----------

            ADJUSTABLE-RATE NOTES (0.9%)

            CALIFORNIA (0.9%)
  25,000    Golden Empire Schools Financing Auth.
             (cost: $25,000)                                                   0.60           5/01/2016     25,000
                                                                                                        ----------

            FIXED-RATE INSTRUMENTS (27.5%)

            CALIFORNIA (2.8%)
   2,500    San Diego County Water Auth.                                       0.03           4/04/2016      2,500
   5,000    San Diego County Water Auth.                                       0.03           4/04/2016      5,000
  26,900    San Diego County Water Auth.                                       0.03           4/04/2016     26,900
   7,000    San Diego County Water Auth.                                       0.06           4/06/2016      7,000
   5,000    San Diego County Water Auth.                                       0.06           4/06/2016      5,000
  26,000    Statewide Communities Dev. Auth.                                   0.12           5/18/2016     26,000
                                                                                                        ----------
                                                                                                            72,400
                                                                                                        ----------
            MARYLAND (1.3%)
  20,000    Johns Hopkins Univ.                                                0.07           4/06/2016     20,000
  15,000    Johns Hopkins Univ.                                                0.07           4/07/2016     15,000
                                                                                                        ----------
                                                                                                            35,000
                                                                                                        ----------
            NEW YORK (11.4%)
   7,094    Afton CSD                                                          1.50           6/24/2016      7,107
  14,430    Amsterdam CSD                                                      1.50           6/24/2016     14,457
  12,600    Averill Park CSD                                                   1.50           7/15/2016     12,632
   5,000    Avon CSD                                                           1.50           6/23/2016      5,009
   3,025    Batavia CSD                                                        1.50           2/16/2017      3,044
   3,025    Berlin CSD                                                         1.50           6/29/2016      3,030
  10,000    Binghamton CSD                                                     1.50           6/30/2016     10,022
  16,115    Campbell-Savona CSD                                                1.50           6/16/2016     16,147
   6,500    Candor CSD                                                         1.50           6/30/2016      6,513
   3,068    Chenango Forks CSD                                                 1.50           6/23/2016      3,073
   3,500    Chenango Valley CSD                                                1.50           8/19/2016      3,511
  10,650    Chittenango CSD                                                    1.50           6/30/2016     10,676
  19,000    Copiague Union Free School District                                2.00           6/21/2016     19,056
   8,850    Cuba-Rushford CSD                                                  1.50           6/24/2016      8,867
   4,200    Enlarged Troy School District                                      1.50           7/01/2016      4,208

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$  3,350    Fredonia CSD                                                       1.50%         6/28/2016  $    3,356
   6,000    Genesee County                                                     1.50         12/16/2016       6,027
   7,700    Greenville CSD                                                     1.50          6/28/2016       7,715
   4,295    Groton CSD                                                         1.50          6/24/2016       4,303
  16,400    Johnson City CSD                                                   1.50          7/15/2016      16,440
  11,000    Kendall CSD                                                        1.50          7/01/2016      11,022
   4,100    Lansing CSD                                                        1.50          6/30/2016       4,108
   8,475    Marathon CSD                                                       1.50          6/10/2016       8,487
   7,000    New York City Municipal Water Finance Auth.                        0.06          5/03/2016       7,000
  20,000    New York City Municipal Water Finance Auth.                        0.12          6/03/2016      20,000
   9,000    Oswego CSD                                                         1.50          4/21/2016       9,004
   7,665    Oxford Academy CSD                                                 1.50          6/24/2016       7,679
   3,285    Palmyra Macedon CSD                                                1.50          6/16/2016       3,291
   2,371    Phoenix CSD                                                        1.50          6/28/2016       2,375
  15,225    Potsdam CSD                                                        1.50          6/24/2016      15,252
   4,225    Sherburne Earleville CSD                                           1.50          6/24/2016       4,233
  10,055    Silver Creek CSD                                                   1.50          6/16/2016      10,074
   2,489    Susquehanna Valley CSD                                             1.50          6/30/2016       2,493
   8,595    Tonawanda CSD                                                      1.50          9/01/2016       8,627
   2,908    West Genesee CSD                                                   1.50          7/08/2016       2,914
   5,111    Wheatland Chili CSD                                                1.50          6/15/2016       5,119
  13,140    Yorkshire-Pioneer CSD                                              1.50          6/29/2016      13,167
                                                                                                        ----------
                                                                                                           300,038
                                                                                                        ----------
            SOUTH CAROLINA (1.0%)
  22,548    Public Service Auth.                                               0.04          4/07/2016      22,548
   3,971    Public Service Auth.                                               0.10          5/05/2016       3,971
                                                                                                        ----------
                                                                                                            26,519
                                                                                                        ----------
            TEXAS (10.7%)
  10,000    Dallas Area Rapid Transit                                          0.07          4/06/2016      10,000
  12,500    Dallas Area Rapid Transit                                          0.12          5/04/2016      12,500
  10,000    Dallas Area Rapid Transit                                          0.08          6/02/2016      10,000
  10,000    Dallas Area Rapid Transit                                          0.09          6/08/2016      10,000
  10,000    Dallas Area Rapid Transit                                          0.08          6/09/2016      10,000
  30,000    Houston (LOC - Citibank, N.A.)                                     0.08          4/06/2016      30,000
  10,000    Houston (LOC - Citibank, N.A.)                                     0.05          4/08/2016      10,000
  10,000    Houston                                                            0.08          4/12/2016      10,000
   5,100    Houston                                                            0.08          4/12/2016       5,100
  20,000    Houston                                                            0.30          4/13/2016      20,000
   5,000    Houston                                                            0.07          5/03/2016       5,000
  33,000    San Antonio                                                        0.10          6/06/2016      33,000
  15,000    San Antonio                                                        0.13          6/07/2016      15,000
  25,000    Univ. of Texas                                                     0.12          6/01/2016      25,000

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON          FINAL          VALUE
(000)       SECURITY                                                           RATE          MATURITY        (000)
------------------------------------------------------------------------------------------------------------------
$ 25,000    Univ. of Texas                                                     0.11%         6/02/2016  $   25,000
  25,000    Univ. of Texas                                                     0.10          6/06/2016      25,000
  20,350    Univ. of Texas                                                     0.14          6/07/2016      20,350
   5,000    Univ. of Texas                                                     0.10          7/07/2016       5,000
                                                                                                        ----------
                                                                                                           280,950
                                                                                                        ----------
            VIRGINIA (0.3%)
   7,465    Stafford County & Staunton IDA (LOC - Bank of
              America, N.A.)                                                   0.07          4/06/2016       7,465
                                                                                                        ----------
            WISCONSIN (0.0%)
   1,150    Racine USD                                                         2.00          4/01/2016       1,150
                                                                                                        ----------
            Total Fixed-Rate Instruments (cost: $723,522)                                                  723,522
                                                                                                        ----------

            TOTAL INVESTMENTS (COST: $2,644,821)                                                        $2,644,821
                                                                                                        ==========

-----------------------------------------------------------------------------------------------------------
 ($ IN 000s)                                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                             $-          $1,839,034             $-     $1,839,034
Put Bonds                                               -              57,265              -         57,265
Adjustable-Rate Notes                                   -              25,000              -         25,000
Fixed-Rate Instruments                                  -             723,522              -        723,522
-----------------------------------------------------------------------------------------------------------
Total                                                  $-          $2,644,821             $-     $2,644,821
-----------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at March 31, 2016, for federal income tax purposes, was $2,644,821,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) At March 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $9,000,000.

    (c) At March 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

See accompanying notes to financial statements.

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                       $2,644,821
   Cash                                                                                            2,060
   Receivables:
      Capital shares sold                                                                         14,241
      USAA Asset Management Company (Note 4D)                                                         27
      Interest                                                                                     3,425
                                                                                              ----------
         Total assets                                                                          2,664,574
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                        12,000
      Capital shares redeemed                                                                     17,009
      Dividends on capital shares                                                                     19
   Accrued management fees                                                                           627
   Accrued transfer agent's fees                                                                     316
   Other accrued expenses and payables                                                               149
                                                                                              ----------
         Total liabilities                                                                        30,120
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,634,454
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,634,435
   Accumulated net realized gain on investments                                                       19
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,634,454
                                                                                              ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                             2,634,427
                                                                                              ==========
   Net asset value, redemption price, and offering price per share                            $     1.00
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $ 4,659
                                                                                                 -------
EXPENSES
   Management fees                                                                                 7,347
   Administration and servicing fees                                                               2,624
   Transfer agent's fees                                                                           4,562
   Custody and accounting fees                                                                       290
   Postage                                                                                           163
   Shareholder reporting fees                                                                         57
   Trustees' fees                                                                                     28
   Registration fees                                                                                  40
   Professional fees                                                                                 144
   Other                                                                                              36
                                                                                                 -------
      Total expenses                                                                              15,291
   Expenses reimbursed                                                                           (10,894)
                                                                                                 -------
      Net expenses                                                                                 4,397
                                                                                                 -------
NET INVESTMENT INCOME                                                                                262
                                                                                                 -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                                 334
                                                                                                 -------
   Increase in net assets resulting from operations                                              $   596
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                                   2016             2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $       262      $       268
   Net realized gain on investments                                                 334               73
                                                                            ----------------------------
   Increase in net assets resulting from operations                                 596              341
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           (262)            (268)
   Net realized gains                                                              (364)             (32)
                                                                            ----------------------------
   Distributions to shareholders                                                   (626)            (300)
                                                                            ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                  1,306,564          932,081
   Reinvested dividends                                                             622              297
   Cost of shares redeemed                                                   (1,349,410)      (1,003,482)
                                                                            ----------------------------
      Decrease in net assets from capital share transactions                    (42,224)         (71,104)
                                                                            ----------------------------
   Net decrease in net assets                                                   (42,254)         (71,063)

NET ASSETS
   Beginning of year                                                          2,676,708        2,747,771
                                                                            ----------------------------
   End of year                                                              $ 2,634,454      $ 2,676,708
                                                                            ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                1,306,564          932,081
   Shares issued for dividends reinvested                                           622              297
   Shares redeemed                                                           (1,349,410)      (1,003,482)
                                                                            ----------------------------
      Decrease in shares outstanding                                            (42,224)         (71,104)
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. As of March 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $9,000,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $15,000, which represents 3.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:

                                               2016            2015
                                             ------------------------
Ordinary income*                             $ 70,000        $ 32,000
Tax-exempt income                             262,000         268,000
Long-term realized capital gain               294,000               -
                                             --------        --------
  Total distributions paid                   $626,000        $300,000
                                             ========        ========


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                               $19,000
Undistributed ordinary income                                   1,000
Undistributed long-term capital gains                          18,000


*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets. For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,347,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,624,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $68,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,562,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2016, the Fund incurred reimbursable expenses of $10,894,000, of which $27,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

(7) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The Fund currently intends to qualify as a Retail MMF no later than October 14, 2016, and in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED MARCH 31,
                                          ----------------------------------------------------------------------------------
                                                2016              2015              2014              2013              2012
                                          ----------------------------------------------------------------------------------
Net asset value at
  beginning of period                     $     1.00        $     1.00        $     1.00        $     1.00        $     1.00
                                          ----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)                       .00               .00               .00               .00               .00
  Net realized and
    unrealized gain(a)                           .00               .00               .00               .00               .00
                                          ----------------------------------------------------------------------------------
Total from investment
  operations(a)                                  .00               .00               .00               .00               .00
                                          ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)                      (.00)             (.00)             (.00)             (.00)             (.00)
  Realized capital gains(a)                     (.00)             (.00)             (.00)             (.00)             (.00)
                                          ----------------------------------------------------------------------------------
Total distributions(a)                          (.00)             (.00)             (.00)             (.00)             (.00)
                                          ----------------------------------------------------------------------------------
Net asset value at
  end of period                           $     1.00        $     1.00        $     1.00        $     1.00        $     1.00
                                          ==================================================================================
Total return (%)*,(b)                            .02               .01               .02               .01               .04(c)
Net assets at
  end of period (000)                     $2,634,454        $2,676,708        $2,747,771        $2,683,358        $2,640,375
Ratios to average
  net assets:**
  Expenses (%)(b),(d)                            .17               .15               .21               .34               .42(c)
  Expenses, excluding
    reimbursements (%)(d)                        .58               .58               .56               .56               .57(c)
  Net investment income (%)                      .01               .01               .01               .01               .03

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.

 **  For the year ended March 31, 2016, average net assets were $2,623,631,000.

(a)  Represents less than $0.01 per share.

(b) Effective January 7, 2010, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(c) During the year ended March 31, 2012, SAS reimbursed the Fund $654,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.

(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE          OCTOBER 1, 2015 -
                                        OCTOBER 1, 2015       MARCH 31, 2016          MARCH 31, 2016
                                        --------------------------------------------------------------
Actual                                     $1,000.00            $1,000.20                   $0.85

Hypothetical
  (5% return before expenses)               1,000.00             1,024.15                    0.86

*Expenses are equal to the Fund's annualized expense ratio of 0.17%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.02% for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services
(SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

40  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

44  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

46  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]
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   =============================================================================
   40859-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

 ============================================================

         ANNUAL REPORT
         USAA TAX EXEMPT SHORT-TERM FUND
         FUND SHARES o ADVISER SHARES
         MARCH 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             17

    Report of Independent Registered
      Public Accounting Firm                                                  18

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         33

    Financial Statements                                                      35

    Notes to Financial Statements                                             38

EXPENSE EXAMPLE                                                               52

TRUSTEES' AND OFFICERS' INFORMATION                                           54


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204980-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF REGINA G. SHAFER]                          [PHOTO OF DALE R. HOFFMANN]
REGINA G. SHAFER, CPA, CFA                           DALE R. HOFFMANN*
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand, as investors favored municipal bonds for their incremental yield and tax-advantaged status.

    Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets. The volatility in other asset classes was fueled largely by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to increase interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. As a result, shorter-term interest rates edged up, particularly on maturities of less than three years.

    *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

================================================================================

2  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate increases in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

    Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 0.62% and 0.46%, respectively, versus an average return of 0.56% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.63% for the Lipper Short Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 1.47% and 1.21%, respectively, compared to the Lipper category average of 0.75%.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with the Fund's investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. As a result of its income orientation, the Fund generally favors bonds in the BBB and A-rated categories.

    During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes (VRDNs). The VRDNs owned by the Fund possess a "demand" feature that allows the holder to sell the bond at par with notice of seven days or less. This helps us reduce share price volatility and also gives us the flexibility to act when attractive opportunities arise. Furthermore, VRDNs can generate income for the Fund if short-term interest rates rise because they have interest rates that adjust weekly to the market. In the final month of the reporting period, VRDNs interest rates rose amid a surge of supply and a drop in demand.

    The Fund continued to benefit from our independent research during the reporting period. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for the Fund on a bond-by-bond basis. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek to recognize value and avoid potential pitfalls.

================================================================================

4  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    During the reporting period, the Fund maintained a diversified portfolio of more than 300 municipal bonds, primarily investment-grade. Our analysts continuously monitor the portfolio's holdings. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES
(FUND SHARES) (Ticker Symbol: USSTX)


--------------------------------------------------------------------------------
                                     3/31/16                     3/31/15
--------------------------------------------------------------------------------

Net Assets                        $1.8 Billion                $1.9 Billion
Net Asset Value Per Share            $10.59                      $10.68

LAST 12 MONTHS
Tax-Exempt Dividends Per Share       $0.156                      $0.167
Dollar-Weighted Average
Portfolio Maturity(+)               2.0 Years                   2.2 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                          10 YEARS

    0.62%                              1.85%                           2.73%


--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 3/31/16                EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

              0.69%                                          0.55%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

6  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MARCH 31, 2016

------------------------------------------------------------------------------------------
                      TOTAL RETURN       =     DIVIDEND RETURN         +    PRICE CHANGE
------------------------------------------------------------------------------------------
10 YEARS                  2.73%          =          2.73%              +         0.00%
5 YEARS                   1.85%          =          1.89%              +        -0.04%
1 YEAR                    0.62%          =          1.46%              +        -0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

      [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

-------------------------------------------------------------------------------------
                      TOTAL RETURN         DIVIDEND RETURN      CHANGE IN SHARE PRICE
-------------------------------------------------------------------------------------
3/31/07                   3.79%                3.70%                    0.09%
3/31/08                   3.84%                3.93%                   -0.09%
3/31/09                   2.38%                4.36%                   -1.98%
3/31/10                   5.46%                3.15%                    2.31%
3/31/11                   2.62%                2.71%                   -0.09%
3/31/12                   4.40%                2.61%                    1.79%
3/31/13                   2.42%                2.05%                    0.37%
3/31/14                   0.60%                1.80%                   -1.20%
3/31/15                   1.29%                1.57%                   -0.28%
3/31/16                   0.62%                1.46%                   -0.84%

                                   [END CHART]

  NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming marginal federal tax
rates of:                    28.00%        36.80%*       38.80%*        43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:


PERIOD            DIVIDEND RETURN
------------------------------------------------------------------------------

10 Years         2.73%        3.79%         4.32%         4.46%          4.82%
5 Years          1.89%        2.63%         2.99%         3.09%          3.34%
1 Year           1.46%        2.03%         2.31%         2.39%          2.58%


To match the Fund Shares' closing 30-day SEC Yield of 0.69% on 3/31/16,

A FULLY TAXABLE INVESTMENT
  MUST PAY:                   0.96%         1.09%         1.13%          1.22%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      USAA TAX EXEMPT
             BARCLAYS MUNICIPAL         SHORT-TERM          LIPPER SHORT MUNICIPAL
               BOND INDEX              FUND SHARES             DEBT FUNDS INDEX
03/31/06       $10,000.00              $10,000.00                $10,000.00
04/30/06         9,996.56               10,008.92                 10,014.89
05/31/06        10,041.09               10,039.52                 10,049.81
06/30/06        10,003.29               10,053.33                 10,055.09
07/31/06        10,122.28               10,101.57                 10,095.58
08/31/06        10,272.48               10,161.33                 10,148.09
09/30/06        10,343.93               10,212.39                 10,187.22
10/31/06        10,408.79               10,242.32                 10,213.18
11/30/06        10,495.56               10,282.58                 10,245.54
12/31/06        10,458.48               10,296.22                 10,259.01
01/31/07        10,431.70               10,295.84                 10,267.51
02/28/07        10,569.16               10,355.63                 10,313.81
03/31/07        10,543.10               10,378.48                 10,336.45
04/30/07        10,574.31               10,409.16                 10,362.91
05/31/07        10,527.49               10,402.01                 10,378.18
06/30/07        10,472.94               10,406.54                 10,376.35
07/31/07        10,554.12               10,447.32                 10,413.30
08/31/07        10,508.59               10,463.52                 10,427.12
09/30/07        10,664.09               10,544.10                 10,478.27
10/31/07        10,711.63               10,567.94                 10,505.58
11/30/07        10,779.92               10,623.64                 10,538.59
12/31/07        10,809.85               10,637.99                 10,570.80
01/31/08        10,946.16               10,783.73                 10,681.26
02/29/08        10,445.02               10,669.24                 10,555.33
03/31/08        10,743.55               10,775.82                 10,594.70
04/30/08        10,869.27               10,792.35                 10,615.50
05/31/08        10,934.99               10,831.11                 10,658.80
06/30/08        10,811.57               10,816.59                 10,640.70
07/31/08        10,852.66               10,876.18                 10,699.50
08/31/08        10,979.67               10,957.38                 10,750.49
09/30/08        10,464.78               10,842.34                 10,659.96
10/31/08        10,357.96               10,772.76                 10,625.35
11/30/08        10,390.89               10,810.30                 10,666.72
12/31/08        10,542.38               10,778.86                 10,672.18
01/31/09        10,928.26               11,008.90                 10,811.38
02/28/09        10,985.68               11,015.39                 10,808.54
03/31/09        10,987.69               11,032.37                 10,837.84
04/30/09        11,207.19               11,101.43                 10,886.89
05/31/09        11,325.74               11,168.16                 10,931.24
06/30/09        11,219.64               11,190.43                 10,952.45
07/31/09        11,407.36               11,268.31                 11,010.99
08/31/09        11,602.38               11,329.17                 11,039.03
09/30/09        12,018.76               11,441.75                 11,112.43
10/31/09        11,766.47               11,424.15                 11,100.20
11/30/09        11,863.69               11,502.94                 11,147.09
12/31/09        11,903.78               11,520.39                 11,160.43
01/31/10        11,965.78               11,586.48                 11,189.81
02/28/10        12,081.76               11,654.45                 11,214.08
03/31/10        12,052.84               11,634.30                 11,203.70
04/30/10        12,199.31               11,693.83                 11,223.85
05/31/10        12,290.81               11,728.72                 11,245.07
06/30/10        12,298.11               11,755.26                 11,256.42
07/31/10        12,451.46               11,837.90                 11,300.67
08/31/10        12,736.54               11,929.12                 11,338.39
09/30/10        12,716.64               11,932.51                 11,331.73
10/31/10        12,681.42               11,947.49                 11,338.85
11/30/10        12,427.84               11,906.94                 11,320.67
12/31/10        12,187.00               11,857.99                 11,302.62
01/31/11        12,097.22               11,850.15                 11,306.59
02/28/11        12,289.81               11,912.05                 11,329.69
03/31/11        12,248.86               11,938.86                 11,349.20
04/30/11        12,468.21               12,012.29                 11,387.64
05/31/11        12,681.27               12,094.94                 11,438.56
06/30/11        12,725.52               12,144.31                 11,463.36
07/31/11        12,855.38               12,215.86                 11,502.85
08/31/11        13,075.32               12,275.62                 11,539.02
09/30/11        13,210.48               12,291.86                 11,543.64
10/31/11        13,161.37               12,270.46                 11,527.83
11/30/11        13,239.12               12,308.08                 11,547.74
12/31/11        13,490.98               12,381.69                 11,584.93
01/31/12        13,802.98               12,450.90                 11,628.61
02/29/12        13,816.58               12,486.83                 11,655.45
03/31/12        13,726.81               12,465.10                 11,641.69
04/30/12        13,885.17               12,511.16                 11,670.16
05/31/12        14,000.43               12,556.52                 11,687.75
06/30/12        13,985.40               12,565.68                 11,692.45
07/31/12        14,207.05               12,608.75                 11,719.72
08/31/12        14,223.23               12,630.88                 11,729.62
09/30/12        14,309.14               12,648.72                 11,746.30
10/31/12        14,349.52               12,670.71                 11,752.00
11/30/12        14,585.91               12,706.82                 11,774.62
12/31/12        14,405.64               12,691.89                 11,756.47
01/31/13        14,465.64               12,700.37                 11,775.88
02/28/13        14,509.45               12,745.14                 11,794.09
03/31/13        14,446.88               12,765.34                 11,800.12
04/30/13        14,605.24               12,785.83                 11,814.42
05/31/13        14,426.84               12,770.82                 11,805.43
06/30/13        14,018.33               12,707.74                 11,749.92
07/31/13        13,895.76               12,715.20                 11,759.52
08/31/13        13,697.45               12,699.14                 11,744.73
09/30/13        13,992.27               12,730.10                 11,767.85
10/31/13        14,102.81               12,760.97                 11,797.95
11/30/13        14,073.74               12,768.77                 11,802.83
12/31/13        14,037.80               12,775.29                 11,803.53
01/31/14        14,311.29               12,816.92                 11,838.75
02/28/14        14,479.10               12,859.44                 11,868.99
03/31/14        14,503.44               12,841.63                 11,844.62
04/30/14        14,677.70               12,872.75                 11,869.18
05/31/14        14,866.70               12,903.77                 11,895.74
06/30/14        14,879.59               12,909.91                 11,894.03
07/31/14        14,905.79               12,914.79                 11,897.82
08/31/14        15,086.34               12,943.22                 11,916.20
09/30/14        15,101.67               12,947.24                 11,925.69
10/31/14        15,205.19               12,963.50                 11,935.78
11/30/14        15,231.53               12,967.31                 11,935.93
12/31/14        15,308.28               12,970.94                 11,926.85
01/31/15        15,579.62               13,011.03                 11,972.27
02/28/15        15,418.96               13,003.10                 11,953.03
03/31/15        15,463.49               13,006.76                 11,950.50
04/30/15        15,382.31               12,987.09                 11,944.18
05/31/15        15,339.78               12,967.75                 11,924.09
06/30/15        15,325.89               12,960.31                 11,929.17
07/31/15        15,436.86               12,988.74                 11,946.72
08/31/15        15,467.22               12,980.91                 11,951.28
09/30/15        15,579.19               13,010.00                 11,971.67
10/31/15        15,641.19               13,038.20                 11,991.74
11/30/15        15,703.33               13,041.59                 11,980.14
12/31/15        15,813.72               13,044.50                 11,984.18
01/31/16        16,002.44               13,083.28                 12,024.83
02/29/16        16,027.50               13,085.32                 12,041.58
03/31/16        16,078.33               13,087.76                 12,026.28

                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

               [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]


                     USAA TAX EXEMPT                  LIPPER SHORT MUNICIPAL
                  SHORT-TERM FUND SHARES                 DEBT FUNDS AVERAGE

03/31/07                  3.63%                                3.02%
03/31/08                  3.86                                 3.27
03/31/09                  4.39                                 3.58
03/31/10                  3.00                                 1.87
03/31/11                  2.70                                 1.41
03/31/12                  2.53                                 1.38
03/31/13                  2.02                                 0.99
03/31/14                  1.81                                 0.82
03/31/15                  1.56                                 0.72
03/31/16                  1.47                                 0.75


                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 to 3/31/16.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UTESX)


--------------------------------------------------------------------------------
                                     3/31/16                          3/31/15
--------------------------------------------------------------------------------

Net Assets                        $31.0 Million                    $16.8 Million
Net Asset Value Per Share            $10.59                            $10.67

LAST 12 MONTHS
Tax-Exempt Dividends Per Share       $0.129                            $0.140


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                 SINCE INCEPTION 8/01/10

    0.46%                       1.60%                            1.53%


--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 3/31/16
--------------------------------------------------------------------------------

    UNSUBSIDIZED        0.25%                SUBSIDIZED                 0.41%


--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/15**
--------------------------------------------------------------------------------

    BEFORE REIMBURSEMENT      0.98%            AFTER REIMBURSEMENT      0.80%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 0.41%
on 3/31/16, and assuming marginal
federal tax rates of:                 28.00%     36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   0.57%      0.65%       0.67%       0.72%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                     o CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                USAA TAX EXEMPT
                    BARCLAYS MUNICIPAL          SHORT-TERM FUND          LIPPER SHORT MUNICIPAL
                      BOND INDEX                ADVISER SHARES               DEBT FUNDS INDEX
07/31/10             $10,000.00                   $10,000.00                  $10,000.00
08/31/10              10,228.95                    10,074.87                   10,033.38
09/30/10              10,212.97                    10,085.31                   10,027.48
10/31/10              10,184.68                    10,086.35                   10,033.79
11/30/10               9,981.03                    10,049.96                   10,017.70
12/31/10               9,787.61                    10,006.37                   10,001.73
01/31/11               9,715.50                     9,997.77                   10,005.25
02/28/11               9,870.17                    10,048.12                   10,025.68
03/31/11               9,837.28                    10,068.74                   10,042.95
04/30/11              10,013.45                    10,128.54                   10,076.96
05/31/11              10,184.57                    10,196.15                   10,122.02
06/30/11              10,220.10                    10,235.65                   10,143.97
07/31/11              10,324.40                    10,293.76                   10,178.91
08/31/11              10,501.03                    10,341.92                   10,210.92
09/30/11              10,609.58                    10,353.30                   10,215.01
10/31/11              10,570.14                    10,333.20                   10,201.02
11/30/11              10,632.58                    10,362.76                   10,218.64
12/31/11              10,834.86                    10,422.38                   10,251.55
01/31/12              11,085.43                    10,478.59                   10,290.19
02/29/12              11,096.35                    10,506.75                   10,313.95
03/31/12              11,024.25                    10,486.24                   10,301.77
04/30/12              11,151.44                    10,522.87                   10,326.96
05/31/12              11,244.01                    10,558.72                   10,342.54
06/30/12              11,231.93                    10,564.12                   10,346.69
07/31/12              11,409.94                    10,598.09                   10,370.82
08/31/12              11,422.94                    10,614.24                   10,379.58
09/30/12              11,491.93                    10,627.28                   10,394.34
10/31/12              11,524.36                    10,643.48                   10,399.39
11/30/12              11,714.22                    10,671.47                   10,419.40
12/31/12              11,569.44                    10,657.30                   10,403.34
01/31/13              11,617.62                    10,661.62                   10,420.51
02/28/13              11,652.81                    10,697.12                   10,436.63
03/31/13              11,602.56                    10,711.77                   10,441.96
04/30/13              11,729.74                    10,726.76                   10,454.63
05/31/13              11,586.46                    10,711.89                   10,446.67
06/30/13              11,258.38                    10,656.80                   10,397.54
07/31/13              11,159.95                    10,660.80                   10,406.04
08/31/13              11,000.68                    10,645.13                   10,392.95
09/30/13              11,237.45                    10,668.85                   10,413.41
10/31/13              11,326.23                    10,692.49                   10,440.05
11/30/13              11,302.88                    10,696.72                   10,444.37
12/31/13              11,274.02                    10,689.91                   10,444.99
01/31/14              11,493.66                    10,732.65                   10,476.15
02/28/14              11,628.43                    10,756.27                   10,502.91
03/31/14              11,647.98                    10,749.21                   10,481.35
04/30/14              11,787.93                    10,773.15                   10,503.08
05/31/14              11,939.72                    10,796.81                   10,526.58
06/30/14              11,950.07                    10,799.71                   10,525.07
07/31/14              11,971.12                    10,801.48                   10,528.43
08/31/14              12,116.12                    10,822.91                   10,544.69
09/30/14              12,128.43                    10,824.00                   10,553.09
10/31/14              12,211.57                    10,835.30                   10,562.01
11/30/14              12,232.73                    10,836.28                   10,562.15
12/31/14              12,294.37                    10,837.09                   10,554.11
01/31/15              12,512.28                    10,868.36                   10,594.31
02/28/15              12,383.26                    10,859.73                   10,577.28
03/31/15              12,419.02                    10,850.33                   10,575.04
04/30/15              12,353.82                    10,852.11                   10,569.45
05/31/15              12,319.66                    10,823.46                   10,551.67
06/30/15              12,308.51                    10,815.02                   10,556.16
07/31/15              12,397.63                    10,836.38                   10,571.70
08/31/15              12,422.01                    10,827.52                   10,575.73
09/30/15              12,511.93                    10,859.78                   10,593.77
10/31/15              12,561.73                    10,870.75                   10,611.53
11/30/15              12,611.63                    10,871.34                   10,601.27
12/31/15              12,700.29                    10,871.47                   10,604.84
01/31/16              12,851.86                    10,911.45                   10,640.81
02/29/16              12,871.98                    10,911.03                   10,655.63
03/31/16              12,912.80                    10,900.13                   10,642.10

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]


                    USAA TAX EXEMPT SHORT-TERM          LIPPER SHORT MUNICIPAL
                        FUND ADVISER SHARES               DEBT FUNDS AVERAGE

03/31/12                        2.28%                            1.38%
03/31/13                        1.77                             0.99
03/31/14                        1.56                             0.82
03/15/15                        1.32                             0.72
03/31/16                        1.21                             0.75


                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/16.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)


General Obligation ......................................................  29.0%
Hospital ................................................................  16.3%
Electric Utilities ......................................................  10.8%
Special Assessment/Tax/Fee ..............................................   6.7%
Appropriated Debt .......................................................   6.0%
Education ...............................................................   5.9%
Toll Roads ..............................................................   5.4%
Environmental & Facilities Services .....................................   3.5%
Nursing/CCRC ............................................................   2.3%
Sales Tax ...............................................................   2.1%


You will find a complete list of securities that the Fund owns on pages 19-32.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]


AAA                                                                         5.5%
AA                                                                         23.9%
A                                                                          33.4%
BBB                                                                        17.9%
BELOW INVESTMENT-GRADE                                                      1.2%
UNRATED                                                                    18.1%


                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-32.

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  -------------
                                      100%
                                  -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Short-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Short-Term Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    ISD    Independent School District

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity
    USD    Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America
             Mutual Assurance Co., National Public Finance Guarantee
             Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citibank, N.A., Deutsche Bank A.G., Dexia Credit Local, or JPMorgan Chase Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following:
             Georgia-Pacific LLC, Pennsylvania Public School Intercept Program, or Texas Permanent School Fund.

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (49.9%)

              ARIZONA (0.1%)
$ 1,000       Yavapai County IDA                                    5.00%      8/01/2019      $    1,086
  1,105       Yavapai County IDA                                    5.00       8/01/2020           1,223
                                                                                              ----------
                                                                                                   2,309
                                                                                              ----------
              CALIFORNIA (2.5%)
    500       Anaheim Public Financing Auth.                        5.00       5/01/2022             601
    250       Anaheim Public Financing Auth.                        5.00       5/01/2024             310
  7,000       Golden State Tobacco Securitization Corp.             5.00       6/01/2016           7,052
  3,000       Golden State Tobacco Securitization Corp.             5.00       6/01/2017           3,150
  1,125       Irvine                                                5.00       9/02/2021           1,341
  5,885       Irvine USD Community Facilities District (INS)        5.00       9/01/2016           5,991
    500       Los Angeles County                                    5.00       3/01/2021             590
  1,000       Los Angeles County                                    5.00       9/01/2021           1,193
  2,000       Public Works Board                                    5.00       4/01/2019           2,243
  2,700       Public Works Board                                    5.00      11/01/2019           3,084
  1,000       Public Works Board                                    5.00       4/01/2020           1,155
  1,500       Public Works Board                                    5.00       4/01/2021           1,778
 15,000       State                                                 5.00      10/01/2017          15,983
                                                                                              ----------
                                                                                                  44,471
                                                                                              ----------
              COLORADO (0.4%)
  1,475       Denver Health and Hospital Auth.                      5.00      12/01/2016           1,513
    160       Health Facilities Auth. (ETM)                         5.00      11/15/2016             165
  2,840       Health Facilities Auth. (ETM)                         5.00      11/15/2016           2,919
  1,100       Health Facilities Auth.                               2.00      12/01/2016           1,107
  1,250       Health Facilities Auth.                               4.00      12/01/2019           1,344
                                                                                              ----------
                                                                                                   7,048
                                                                                              ----------
              CONNECTICUT (0.1%)
  2,235       West Haven (INS)                                      5.00       8/01/2020           2,541
                                                                                              ----------
              FLORIDA (3.4%)
  4,500       Gulf Breeze                                           3.10      12/01/2020           4,830
  1,385       Higher Educational Facilities Financing Auth.         5.00       4/01/2021           1,591
  3,500       Highlands County Health Facilities                    5.00      11/15/2016           3,597
  1,235       Highlands County Health Facilities                    5.00      11/15/2016           1,269
  1,000       Jacksonville                                          5.00      10/01/2019           1,136
  4,580       Jacksonville                                          5.00      10/01/2020           5,336
  1,165       Lee County IDA                                        3.75      10/01/2017           1,193
  3,165       Lee County IDA                                        4.75      10/01/2022           3,437
  1,775       Miami Beach Health Facilities Auth.                   5.00      11/15/2019           1,999
  1,250       Miami Beach Health Facilities Auth.                   5.00      11/15/2020           1,439

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 7,500       Miami-Dade County IDA                                 3.75%     12/01/2018      $    7,976
  1,200       Orange County Health Facilities Auth.                 5.00      10/01/2016           1,225
  2,820       Pinellas County Educational Facilities Auth.          4.00      10/01/2020           3,079
  1,325       Southeast Overtown / Park West Community
                Redevelopment Agency(a)                             5.00       3/01/2020           1,466
  1,000       Southeast Overtown / Park West Community
                Redevelopment Agency(a)                             5.00       3/01/2023           1,151
 10,000       Sunshine State Governmental Financing Commission      5.00       9/01/2017          10,592
  8,975       Sunshine State Governmental Financing Commission      5.00       9/01/2018           9,837
                                                                                              ----------
                                                                                                  61,153
                                                                                              ----------
              GEORGIA (0.8%)
  3,000       Fulton County Dev. Auth. (ETM)                        4.00      11/15/2016           3,065
  3,415       Private Colleges and Univ. Auth.                      5.00      10/01/2018           3,730
  1,255       Private Colleges and Univ. Auth.                      5.00      10/01/2019           1,410
  1,265       Private Colleges and Univ. Auth.                      5.00      10/01/2019           1,422
  3,770       Private Colleges and Univ. Auth.                      5.00      10/01/2020           4,324
                                                                                              ----------
                                                                                                  13,951
                                                                                              ----------
              GUAM (0.2%)
    860       Government Waterworks Auth.                           5.00       7/01/2020             977
  1,000       Power Auth. (INS)                                     5.00      10/01/2019           1,132
  1,500       Power Auth.                                           5.00      10/01/2020           1,742
                                                                                              ----------
                                                                                                   3,851
                                                                                              ----------
              ILLINOIS (4.1%)
 20,000       Chicago (INS)                                         3.18(b)    1/01/2018          18,643
  3,720       Finance Auth.                                         5.25       5/01/2016           3,732
  5,940       Finance Auth.                                         4.50       2/15/2017           6,071
  1,000       Finance Auth.                                         5.00       7/01/2018           1,067
  2,410       Finance Auth.                                         5.00       8/15/2018           2,624
 14,360       Finance Auth.                                         5.00       2/15/2019          15,171
  1,000       Finance Auth.                                         5.00       7/01/2019           1,092
  1,420       Finance Auth.                                         5.00       7/01/2020           1,579
  5,000       Railsplitter Tobacco Settlement Auth.                 5.00       6/01/2016           5,037
  6,500       Railsplitter Tobacco Settlement Auth.                 5.00       6/01/2018           7,025
  4,160       Railsplitter Tobacco Settlement Auth.                 5.25       6/01/2020           4,783
  1,090       Railsplitter Tobacco Settlement Auth.                 5.25       6/01/2021           1,281
  5,000       State                                                 4.50       6/15/2016           5,043
                                                                                              ----------
                                                                                                  73,148
                                                                                              ----------
              INDIANA (2.0%)
  5,000       Finance Auth.                                         2.95      10/01/2022           5,310
 20,000       Jasper County (INS)                                   5.60      11/01/2016          20,521
 10,000       Whiting Environmental Facilities                      5.00       7/01/2017          10,481
                                                                                              ----------
                                                                                                  36,312
                                                                                              ----------

================================================================================

22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              LOUISIANA (0.3%)
$ 5,000       Tobacco Settlement Financing Corp.                    5.00%      5/15/2022      $    5,865
                                                                                              ----------
              MASSACHUSETTS (0.3%)
    835       Dev. Finance Agency                                   5.00       1/01/2017             861
  1,065       Dev. Finance Agency                                   5.00       1/01/2018           1,139
  1,395       Dev. Finance Agency                                   5.00       1/01/2019           1,539
  2,015       Health and Educational Facilities Auth.               5.00       7/01/2016           2,037
                                                                                              ----------
                                                                                                   5,576
                                                                                              ----------
              MICHIGAN (0.3%)
  2,165       Grand Traverse County Hospital Finance Auth.          5.00       7/01/2018           2,352
  2,625       Grand Traverse County Hospital Finance Auth.          5.00       7/01/2019           2,937
                                                                                              ----------
                                                                                                   5,289
                                                                                              ----------
              MINNESOTA (0.2%)
    300       St. Paul Housing and Redevelopment Auth. (ETM)        5.00       5/15/2016             302
    325       St. Paul Housing and Redevelopment Auth. (PRE)        5.25       5/15/2017             334
  1,250       St. Paul Housing and Redevelopment Auth.              5.00      11/15/2020           1,435
  1,575       St. Paul Housing and Redevelopment Auth.              5.00      11/15/2021           1,831
                                                                                              ----------
                                                                                                   3,902
                                                                                              ----------
              MISSISSIPPI (0.8%)
  2,000       Hospital Equipment and Facilities Auth.               5.00       8/15/2016           2,029
 10,000       Hospital Equipment and Facilities Auth.               5.00       9/01/2024          11,822
                                                                                              ----------
                                                                                                  13,851
                                                                                              ----------
              MISSOURI (0.4%)
  1,000       Cape Girardeau County IDA                             5.00       6/01/2017           1,001
  1,265       Riverside IDA (INS)                                   4.50       5/01/2016           1,268
  5,000       Sikeston Electric System Revenue (INS)                5.00       6/01/2020           5,686
                                                                                              ----------
                                                                                                   7,955
                                                                                              ----------
              NEW JERSEY (6.9%)
 10,923       Belleville Township                                   1.00       5/27/2016          10,931
  1,000       Building Auth.                                        3.00       6/15/2023             995
  4,000       Building Auth.                                        5.00       6/15/2024           4,472
  1,000       Casino Reinvestment Dev. Auth. (INS)                  5.00      11/01/2024           1,162
  7,300       EDA (ETM)                                             5.25       9/01/2019           8,346
  2,700       EDA                                                   5.25       9/01/2019           2,944
  5,000       EDA                                                   5.00       6/15/2020           5,480
  7,000       EDA                                                   5.00       6/15/2021           7,745
 20,000       EDA                                                   5.00       6/15/2022          22,041
  5,055       Health Care Facilities Financing Auth.                4.00      11/15/2016           5,160
  2,000       Health Care Facilities Financing Auth.                5.00       7/01/2018           2,175
  2,000       Health Care Facilities Financing Auth.                5.00       7/01/2019           2,236
  2,000       Health Care Facilities Financing Auth.                5.00       7/01/2020           2,290

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$15,000       Kearny Board of Education                             2.00%     10/07/2016      $   15,075
  3,842       Lambertville                                          2.00       3/23/2017           3,880
  5,740       Ocean Township                                        2.00       2/24/2017           5,787
  5,000       Transportation Trust Fund Auth. (INS)                 5.25      12/15/2020           5,653
  3,160       Transportation Trust Fund Auth. (INS)                 5.50      12/15/2020           3,584
  1,500       Transportation Trust Fund Auth.                       5.00       6/15/2022           1,661
  3,835       Transportation Trust Fund Auth.                       5.00       6/15/2023           4,274
  7,600       Willingboro Township School District                  2.00      12/22/2016           7,600
                                                                                              ----------
                                                                                                 123,491
                                                                                              ----------
              NEW YORK (18.4%)
  7,647       Amsterdam                                             2.38       8/04/2016           7,658
  8,468       Colonie                                               2.00       3/17/2017           8,545
  5,000       Copiague Union Free School District                   2.00       3/31/2017           5,051
  2,847       Corning Town                                          2.00       8/17/2016           2,859
  3,295       Dormitory Auth. (ETM)                                 5.00       7/01/2016           3,333
  2,000       Dormitory Auth.                                       5.00       7/01/2016           2,019
  2,360       East Bloomfield Fire District                         1.50       8/11/2016           2,366
  2,000       Environmental Facilities Corp.                        2.75       7/01/2017           2,041
  1,100       Evans                                                 2.00       5/26/2016           1,101
  2,325       Evans                                                 1.50       6/10/2016           2,327
  2,326       Fishkill                                              2.00       7/15/2016           2,332
  4,714       Geneva                                                1.25       5/11/2016           4,717
  6,752       Glen Cove                                             1.25       4/08/2016           6,753
  7,586       Glen Cove                                             2.00       9/29/2016           7,618
  8,101       Glen Cove(c)                                          2.50       4/06/2017           8,188
 15,000       Hempstead                                             2.00      12/16/2016          15,115
 15,000       Hempstead Union Free School District                  2.00       6/24/2016          15,041
  1,500       Island Park                                           2.00      12/22/2016           1,511
 15,000       Ithaca                                                1.50       7/29/2016          15,043
  3,990       Johnson City                                          2.00      10/07/2016           4,013
  4,861       Lockport City                                         2.00       5/26/2016           4,865
 10,430       Long Beach                                            1.25       9/17/2016          10,434
  2,585       Mechanicville                                         2.00      12/30/2016           2,598
  5,805       Monroe County                                         5.00       6/01/2016           5,848
  5,170       Monroe County                                         5.00       6/01/2020           5,870
  6,000       Nassau Health Care Corp.                              2.00       1/17/2017           6,036
 20,000       New York City                                         5.00       8/01/2016          20,306
  2,324       Newburgh                                              2.00       8/05/2016           2,330
  2,609       Niagara County                                        1.50       5/12/2016           2,611
  7,283       Norwich                                               1.50       3/24/2017           7,311
 20,000       Oyster Bay                                            1.50       7/08/2016          20,022
 15,000       Oyster Bay                                            2.75       2/03/2017          15,120
  3,288       Poughkeepsie                                          2.13       7/13/2016           3,297
  1,612       Rockland County                                       2.00       4/07/2016           1,612

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 1,345       Rockland County                                       3.50%     10/01/2016      $    1,359
    550       Rockland County                                       5.00      12/15/2016             564
  1,410       Rockland County                                       3.50      10/01/2017           1,444
    550       Rockland County                                       5.00      12/15/2017             578
  1,475       Rockland County                                       3.50      10/01/2018           1,533
    550       Rockland County                                       5.00      12/15/2018             595
  1,520       Rockland County                                       3.50      10/01/2019           1,601
  1,575       Rockland County                                       3.50      10/01/2020           1,658
  2,500       Rockland County (INS)                                 5.00       3/01/2023           2,989
  1,600       Rockland County (INS)                                 5.00       3/01/2024           1,931
  2,900       St. Lawrence County                                   2.00       7/22/2016           2,908
 10,000       St. Lawrence County                                   1.50       8/30/2016          10,024
  1,000       Suffern                                               2.50      11/18/2016           1,005
  2,500       Suffolk County EDC                                    5.00       7/01/2019           2,799
  2,640       Suffolk County EDC                                    5.00       7/01/2020           3,023
  6,683       Utica                                                 1.50       5/06/2016           6,686
  3,950       Utica                                                 1.50       2/23/2017           3,964
 10,000       Utica School District                                 1.50       6/23/2016          10,004
 30,820       Utica School District                                 2.00       7/22/2016          30,900
  2,000       Utica School District                                 2.00      12/09/2016           2,008
  2,160       Van Buren                                             2.00       1/20/2017           2,175
  1,873       Wawarsing                                             2.00      12/16/2016           1,887
  3,930       Yonkers(d)                                            5.00      10/01/2017           4,168
  7,310       Yonkers(d)                                            5.00      10/01/2018           8,014
                                                                                              ----------
                                                                                                 329,708
                                                                                              ----------
              NORTH CAROLINA (0.4%)
  2,100       Medical Care Commission                               4.38       7/01/2017           2,157
  3,855       Medical Care Commission                               5.00       7/01/2018           4,185
                                                                                              ----------
                                                                                                   6,342
                                                                                              ----------
              OHIO (0.8%)
  4,515       American Municipal Power, Inc.                        5.00       2/15/2017           4,683
  1,530       Hancock County                                        4.00      12/01/2016           1,557
  1,875       Hancock County                                        4.25      12/01/2017           1,956
  1,000       Higher Educational Facility                           5.00       5/01/2021           1,161
    500       Higher Educational Facility                           5.00       5/01/2022             587
    550       Higher Educational Facility                           5.00       5/01/2023             655
  1,000       Higher Educational Facility                           5.00       5/01/2024           1,205
  1,150       Southeastern Ohio Port Auth.                          5.00      12/01/2021           1,261
  1,000       Southeastern Ohio Port Auth.                          5.00      12/01/2025           1,091
                                                                                              ----------
                                                                                                  14,156
                                                                                              ----------
              PENNSYLVANIA (3.7%)
 12,250       Allegheny County Hospital Dev. Auth.                  5.00       5/15/2016          12,320
  1,000       Bethlehem Auth. (INS)                                 5.00      11/15/2020           1,151

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 1,000       Chester County IDA                                    3.75%     10/01/2024      $    1,048
  7,975       Coatesville School District                           3.46(b)    8/15/2018           7,542
  1,165       Coatesville School District                           3.86(b)    8/15/2019           1,071
  5,305       Coatesville School District                           4.13(b)    8/15/2020           4,712
  1,980       Cumberland County Municipal Auth.                     3.25      12/01/2022           2,028
  3,740       Higher Educational Facilities Auth.                   5.00       5/15/2016           3,761
    600       Higher Educational Facilities Auth.                   5.00       7/15/2020             681
  1,090       Higher Educational Facilities Auth.                   5.00       7/15/2021           1,263
  1,500       Montgomery County IDA                                 5.00      11/15/2016           1,533
  2,000       Montgomery County IDA                                 5.00      11/15/2017           2,044
  1,110       Neumann Univ.                                         4.00      10/01/2016           1,127
  1,155       Neumann Univ.                                         5.00      10/01/2017           1,218
  1,195       Neumann Univ.                                         5.00      10/01/2018           1,290
  5,000       School District of Philadelphia (NBGA)                5.00       9/01/2021           5,602
  5,500       School District of Philadelphia (NBGA)                5.00       9/01/2022           6,173
  5,175       St. Mary Hospital Auth.                               4.00      11/15/2016           5,284
  5,170       St. Mary Hospital Auth.                               4.00      11/15/2016           5,279
  1,570       West Mifflin Area School District (INS)               5.00      10/01/2021           1,808
                                                                                              ----------
                                                                                                  66,935
                                                                                              ----------
              PUERTO RICO (0.2%)
  2,000       Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.    5.00       4/01/2017           1,984
  1,000       Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.    5.00       4/01/2019             974
    700       Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.    4.00       4/01/2020             651
                                                                                              ----------
                                                                                                   3,609
                                                                                              ----------
              SOUTH CAROLINA (0.1%)
  1,485       SCAGO Educational Facilities Corp. for
                Union School District (INS) (ETM)                   4.00      12/01/2016           1,519
                                                                                              ----------
              TEXAS (2.0%)
  3,000       Dallas Fort Worth International Airport               5.00      11/01/2016           3,079
    700       Decatur Hospital Auth.                                5.00       9/01/2021             790
    780       Decatur Hospital Auth.                                5.00       9/01/2024             879
  2,105       Gregg County Health Facilities Dev. Corp.             5.00      10/01/2016           2,127
    480       Harris County Municipal Utility District (INS)        3.00       3/01/2020             513
    565       Harris County Municipal Utility District (INS)        3.00       3/01/2021             609
    650       Harris County Municipal Utility District (INS)        3.00       3/01/2022             703
    520       Harris County Municipal Utility District (INS)        3.00       3/01/2023             564
  3,000       Karnes County Hospital District                       5.00       2/01/2024           3,409
  1,250       New Hope Cultural Facilities Finance Corp.            5.00       7/01/2023           1,437
  2,300       New Hope Cultural Facilities Finance Corp.            5.00       7/01/2024           2,651
  2,135       New Hope Cultural Facilities Finance Corp.            5.00       7/01/2025           2,469

================================================================================

26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 7,175       Red River Auth. (INS)                                 4.45%      6/01/2020      $    7,876
  1,585       San Leanna Education Facilities Corp.                 5.00       6/01/2017           1,656
  1,000       Tarrant County Cultural Education
                Facilities Finance Corp.                            5.00      11/15/2017           1,044
  6,155       Tyler Health Facilities Dev. Corp.                    5.25      11/01/2016           6,271
                                                                                              ----------
                                                                                                  36,077
                                                                                              ----------
              U.S. VIRGIN ISLANDS (0.2%)
  2,700       Water and Power Auth.                                 4.75       7/01/2016           2,717
                                                                                              ----------
              VIRGINIA (0.6%)
  3,200       Housing Dev. Auth.                                    3.05       3/01/2018           3,327
  3,200       Housing Dev. Auth.                                    3.05       9/01/2018           3,356
  3,506       Marquis Community Dev. Auth.(e),(f )                  5.10       9/01/2036           2,765
  5,111       Marquis Community Dev. Auth.(e),(f )                  5.63(b)    9/01/2041             689
  1,074       Marquis Community Dev. Auth., 7.50%, 9/01/2021        7.50(g)    9/01/2045             702
                                                                                              ----------
                                                                                                  10,839
                                                                                              ----------
              WEST VIRGINIA (0.6%)
 10,000       EDA                                                   3.25       5/01/2019          10,451
                                                                                              ----------
              WISCONSIN (0.1%)
  1,200       Health and Educational Facilities Auth.               5.00       8/15/2021           1,419
                                                                                              ----------
              Total Fixed-Rate Instruments (cost: $874,714)                                      894,485
                                                                                              ----------

              PUT BONDS (27.7%)

              ARIZONA (2.3%)
 16,000       Health Facilities Auth.                               2.25(h)    2/01/2048          16,330
 25,000       Health Facilities Auth.                               2.25(h)    2/01/2048          25,406
                                                                                              ----------
                                                                                                  41,736
                                                                                              ----------
              ARKANSAS (1.2%)
 22,000       Dev. Finance Auth.                                    1.50(h)    9/01/2044          21,865
                                                                                              ----------
              CALIFORNIA (4.1%)
  5,000       Bay Area Toll Auth.                                   1.21(h)    4/01/2045           5,006
 15,000       Bay Area Toll Auth.                                   1.10(h)    4/01/2047          14,982
 15,000       Foothill-Eastern Transportation Corridor Agency       5.00       1/15/2053          16,475
  8,285       Hemet USD                                             1.05(h)   10/01/2036           8,284
  8,000       Infrastructure and Economic Dev. Bank                 1.60(h)    8/01/2037           8,025
  8,000       Municipal Finance Auth.                               0.90(h)   10/01/2045           7,958
  4,600       Pollution Control Financing Auth.(a)                  0.45       8/01/2024           4,600
  4,000       Twin Rivers USD (INS)                                 3.20       6/01/2027           4,006
  4,000       Twin Rivers USD (INS)                                 3.20       6/01/2035           4,006
                                                                                              ----------
                                                                                                  73,342
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              COLORADO (0.7%)
$10,500       E-470 Public Highway Auth.                            1.58%(h)   9/01/2039      $   10,472
  3,000       E-470 Public Highway Auth. (INS)                      2.15(h)    9/01/2039           3,008
                                                                                              ----------
                                                                                                  13,480
                                                                                              ----------
              FLORIDA (0.5%)
  6,000       Miami-Dade County School Board                        5.00       5/01/2032           6,023
  2,500       Palm Beach County School Board (PRE)                  5.00       8/01/2032           2,538
                                                                                              ----------
                                                                                                   8,561
                                                                                              ----------
              GEORGIA (0.9%)
 10,000       Appling County Dev. Auth                              2.40       1/01/2038          10,253
  5,000       Monroe County Dev. Auth.                              2.00       9/01/2037           5,070
                                                                                              ----------
                                                                                                  15,323
                                                                                              ----------
              ILLINOIS (0.4%)
  5,000       Chicago Board of Education                            1.23(h)    3/01/2036           4,162
  2,500       Educational Facilities Auth.                          3.40      11/01/2036           2,566
                                                                                              ----------
                                                                                                   6,728
                                                                                              ----------
              INDIANA (0.2%)
  3,000       Finance Auth.                                         0.50       5/01/2028           3,000
                                                                                              ----------
              KENTUCKY (0.3%)
  6,000       Economic Dev. Finance Auth.                           0.50       4/01/2031           6,000
                                                                                              ----------
              LOUISIANA (0.2%)
  4,000       St. Charles Parish                                    4.00      12/01/2040           4,367
                                                                                              ----------
              MASSACHUSETTS (1.1%)
  8,000       Dev. Finance Agency                                   0.98(h)   10/01/2040           7,990
 12,000       Dev. Finance Agency                                   0.88(h)    7/01/2050          11,735
                                                                                              ----------
                                                                                                  19,725
                                                                                              ----------
              MISSISSIPPI (0.4%)
  7,000       Hospital Equipment and Facilities Auth.               1.70(h)    8/15/2036           6,935
                                                                                              ----------
              NEW JERSEY (1.6%)
 20,000       Transportation Trust Fund Auth.                       1.60(h)    6/15/2034          19,037
 10,000       Turnpike Auth.                                        1.08(h)    1/01/2024           9,984
                                                                                              ----------
                                                                                                  29,021
                                                                                              ----------
              NEW MEXICO (1.0%)
  5,000       Farmington                                            1.88       4/01/2029           5,069
  5,000       Farmington                                            1.88       4/01/2029           5,070
  7,000       Farmington                                            1.88       4/01/2029           7,108
                                                                                              ----------
                                                                                                  17,247
                                                                                              ----------

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              NEW YORK (2.2%)
$ 6,000       Energy Research and Development Auth.                 2.00%      2/01/2029      $    6,106
  9,785       MTA                                                   1.13(h)   11/01/2030           9,793
 12,000       MTA                                                   0.98(h)   11/01/2031          11,907
 12,000       New York City                                         0.98(h)    8/01/2027          11,973
                                                                                              ----------
                                                                                                  39,779
                                                                                              ----------
              NORTH CAROLINA (0.6%)
 10,000       Capital Facilities Finance Agency                     0.50       7/01/2034          10,000
                                                                                              ----------
              OHIO (1.1%)
  9,000       Air Quality Dev. Auth.                                2.25       8/01/2029           9,017
 10,000       Water Dev. Auth.                                      4.00       6/01/2033          10,464
                                                                                              ----------
                                                                                                  19,481
                                                                                              ----------
              PENNSYLVANIA (4.6%)
 10,000       Beaver County IDA                                     4.75       8/01/2020          10,642
  7,000       Beaver County IDA                                     2.20       1/01/2035           7,015
  5,100       Beaver County IDA                                     2.70       4/01/2035           5,131
  7,575       Berks County Municipal Auth.                          1.90(h)   11/01/2039           7,635
  7,000       Geisinger Auth.                                       1.36(h)    6/01/2028           7,031
  3,500       Lehigh County IDA                                     0.90       2/15/2027           3,500
  2,250       Lehigh County IDA                                     0.90       9/01/2029           2,249
  5,000       Montgomery County IDA                                 2.60       3/01/2034           5,105
  7,000       Northampton County General Purpose Auth.              1.80(h)    8/15/2043           7,008
 15,010       Scranton School District                              1.30(h)    4/01/2031          15,005
 12,500       Turnpike Commission                                   1.20(h)   12/01/2045          12,483
                                                                                              ----------
                                                                                                  82,804
                                                                                              ----------
              TEXAS (3.0%)
  2,310       Gregg County Health Facilities Dev. Corp.(a)          4.21(h)   10/01/2029           2,328
 28,000       Mission EDC                                           0.50       1/01/2020          28,000
  4,000       North Texas Tollway Auth.                             1.07(h)    1/01/2038           3,934
  4,000       North Texas Tollway Auth.                             1.20(h)    1/01/2050           3,972
  9,795       Northside ISD (NBGA)                                  2.13       8/01/2040           9,826
  5,000       San Antonio                                           1.08(h)    5/01/2043           5,001
                                                                                              ----------
                                                                                                  53,061
                                                                                              ----------
              WEST VIRGINIA (0.5%)
  5,500       EDA                                                   1.90       3/01/2040           5,535
  3,000       Mason County                                          1.63      10/01/2022           3,019
                                                                                              ----------
                                                                                                   8,554
                                                                                              ----------
              WISCONSIN (0.8%)
 14,350       Health and Educational Facilities Auth.               5.13       8/15/2027          14,590
                                                                                              ----------
              Total Put Bonds (cost: $493,583)                                                   495,599
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              ADJUSTABLE-RATE NOTES (2.0%)

              NEW JERSEY (0.6%)
$11,000       EDA                                                   1.13%      2/01/2017      $   10,918
                                                                                              ----------
              NEW YORK (0.1%)
  2,000       New York City                                         0.95       8/01/2025           2,000
                                                                                              ----------
              PENNSYLVANIA (1.1%)
  6,000       Turnpike Commission                                   1.55      12/01/2019           6,047
  6,000       Turnpike Commission                                   1.67      12/01/2020           6,055
  6,500       Turnpike Commission                                   1.38      12/01/2021           6,454
                                                                                              ----------
                                                                                                  18,556
                                                                                              ----------
              TEXAS (0.2%)
  1,750       Harris County Cultural Education Facilities
                Finance Corp.                                       1.00       6/01/2018           1,738
  2,250       Harris County Cultural Education Facilities
                Finance Corp.                                       1.10       6/01/2019           2,236
                                                                                              ----------
                                                                                                   3,974
                                                                                              ----------
              Total Adjustable-Rate Notes (cost: $35,500)                                         35,448
                                                                                              ----------

              VARIABLE-RATE DEMAND NOTES (19.9%)

              ARIZONA (0.5%)
  9,800       Verrado Western Overlay Community Facilities
                District (LOC - Compass Bank)                       0.65       7/01/2029           9,800
                                                                                              ----------
              CALIFORNIA (2.7%)
 20,000       Sacramento City Financing Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.63      12/01/2033          20,000
  7,990       State (LIQ) (LOC - Dexia Credit Local)(a)             0.58       8/01/2027           7,990
  8,000       State (LIQ) (LOC - Dexia Credit Local)(a)             0.58       8/01/2027           8,000
 11,445       Victorville Joint Powers Financing Auth.
                (LOC - BNP Paribas)                                 1.25       5/01/2040          11,445
                                                                                              ----------
                                                                                                  47,435
                                                                                              ----------
              COLORADO (0.5%)
  8,490       Arista Metropolitan District (LOC - Compass Bank)     0.65      12/01/2030           8,490
                                                                                              ----------
              CONNECTICUT (0.3%)
  5,000       State(i)                                              0.66       1/01/2018           5,000
                                                                                              ----------
              DISTRICT OF COLUMBIA (1.1%)
 20,000       Howard Univ. (LIQ) (LOC - Deutsche Bank A.G.)(a)      0.65      10/01/2041          20,000
                                                                                              ----------

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              FLORIDA (2.0%)
$25,300       Escambia County                                       0.44%      4/01/2039      $   25,300
 10,000       Miami-Dade County School Board (INS) (LIQ)(a)         0.60       5/01/2016          10,000
                                                                                              ----------
                                                                                                  35,300
                                                                                              ----------
              IDAHO (1.8%)
 19,885       American Falls Reservoir District                     0.65       2/01/2025          19,885
 13,020       Housing and Finance Association(i)                    0.65       1/01/2038          13,020
                                                                                              ----------
                                                                                                  32,905
                                                                                              ----------
              ILLINOIS (2.7%)
 10,000       Chicago Board of Education (INS) (LIQ)(a)             0.80      12/01/2016          10,000
 10,000       Chicago Board of Education (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.75      12/01/2039          10,000
 11,160       Cook County (LIQ)(a)                                  0.80      11/15/2020          11,160
 17,390       Sports Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.64       6/15/2032          17,390
                                                                                              ----------
                                                                                                  48,550
                                                                                              ----------
              KENTUCKY (0.6%)
 10,000       Economic Dev. Finance Auth. (INS) (LIQ)(a)            0.60       6/01/2016          10,000
                                                                                              ----------
              LOUISIANA (1.7%)
  6,400       St. James Parish                                      0.60      11/01/2040           6,400
 24,900       St. James Parish                                      0.80      11/01/2040          24,900
                                                                                              ----------
                                                                                                  31,300
                                                                                              ----------
              MARYLAND (0.6%)
 10,760       Health and Higher Educational Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.59       8/15/2042          10,760
                                                                                              ----------
              MISSISSIPPI (1.1%)
 20,100       Perry County Pollution Control (NBGA)(a)              0.60       2/01/2022          20,100
                                                                                              ----------
              NEW JERSEY (1.3%)
  2,150       EDA (LOC - Valley National Bank)                      0.72       3/01/2031           2,150
  8,920       EDA (LOC - Valley National Bank)                      0.70      11/01/2040           8,920
 11,715       EDA (LOC - Valley National Bank)                      0.70      11/01/2040          11,715
                                                                                              ----------
                                                                                                  22,785
                                                                                              ----------
              OHIO (0.3%)
  5,500       State(i)                                              0.73       1/15/2045           5,500
                                                                                              ----------
              PUERTO RICO (0.2%)
  4,000       Sales Tax Financing Corp. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.89       8/01/2054           4,000
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              TEXAS (1.7%)
$ 5,600       Port of Port Arthur Navigation District               0.55%     12/01/2039      $    5,600
 14,675       Port of Port Arthur Navigation District               0.55      12/01/2039          14,675
  4,900       Port of Port Arthur Navigation District               0.55      11/01/2040           4,900
  3,770       Weslaco Health Facilities Dev. Corp.
                (LOC - Compass Bank)                                0.80       6/01/2031           3,770
  1,170       Weslaco Health Facilities Dev. Corp.
                (LOC - Compass Bank)                                0.80       6/01/2038           1,170
                                                                                              ----------
                                                                                                  30,115
                                                                                              ----------
              WYOMING (0.8%)
 15,000       Gillette                                              0.57       1/01/2018          15,000
                                                                                              ----------
              Total Variable-Rate Demand Notes (cost: $357,040)                                  357,040
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,760,837)                                            $1,782,572
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                     QUOTED PRICES IN    OTHER SIGNIFICANT     SIGNIFICANT
                                       ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS               INPUTS          INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                             $-           $  894,485              $-    $  894,485
Put Bonds                                           -              495,599               -       495,599
Adjustable-Rate Notes                               -               35,448               -        35,448
Variable-Rate Demand Notes                          -              357,040               -       357,040
--------------------------------------------------------------------------------------------------------
Total                                              $-           $1,782,572              $-    $1,782,572
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2015, through March 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) At March 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $8,188,000, of which all were when-issued securities.

    (d) At March 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2016, was $3,454,000, which represented 0.2% of the Fund's net assets.

    (f) Restricted security that is not registered under the Securities Act of 1933.

    (g) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at March 31, 2016.

    (i) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,760,837)                            $1,782,572
   Cash                                                                                            4,458
   Receivables:
       Capital shares sold                                                                           575
       USAA Asset Management Company (Note 6C)                                                         2
       Interest                                                                                   12,172
       Securities sold                                                                            23,961
                                                                                              ----------
           Total assets                                                                        1,823,740
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       30,663
       Capital shares redeemed                                                                     1,071
       Dividends on capital shares                                                                   296
   Accrued management fees                                                                           496
   Accrued transfer agent's fees                                                                      32
   Other accrued expenses and payables                                                                91
                                                                                              ----------
           Total liabilities                                                                      32,649
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,791,091
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,787,972
   Overdistribution of net investment income                                                         (41)
   Accumulated net realized loss on investments                                                  (18,575)
   Net unrealized appreciation of investments                                                     21,735
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,791,091
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,760,074/166,244
           shares outstanding)                                                                $    10.59
                                                                                              ==========
       Adviser Shares (net assets of $31,017/2,929 shares outstanding)                        $    10.59
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                            $37,515
                                                                                              -------
EXPENSES
   Management fees                                                                              5,959
   Administration and servicing fees:
       Fund Shares                                                                              2,759
       Adviser Shares                                                                              28
   Transfer agent's fees:
       Fund Shares                                                                                843
       Adviser Shares                                                                               5
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                              47
   Custody and accounting fees:
       Fund Shares                                                                                244
       Adviser Shares                                                                               2
   Postage:
       Fund Shares                                                                                 45
   Shareholder reporting fees:
       Fund Shares                                                                                 36
   Trustees' fees                                                                                  28
   Registration fees:
       Fund Shares                                                                                 70
       Adviser Shares                                                                              18
   Professional fees                                                                              118
   Other                                                                                           30
                                                                                              -------
           Total expenses                                                                      10,232
   Expenses reimbursed:
       Adviser Shares                                                                              (6)
                                                                                              -------
           Net expenses                                                                        10,226
                                                                                              -------
NET INVESTMENT INCOME                                                                          27,289
                                                                                              -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                           (1,822)
   Change in net unrealized appreciation/(depreciation)                                       (14,029)
                                                                                              -------
           Net realized and unrealized loss                                                   (15,851)
                                                                                              -------
   Increase in net assets resulting from operations                                           $11,438
                                                                                              =======

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                                   2016             2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $   27,289       $   31,596
   Net realized gain (loss) on investments                                       (1,822)             174
   Change in net unrealized appreciation/(depreciation) of
       investments                                                              (14,029)          (7,516)
                                                                             ---------------------------
       Increase in net assets resulting from operations                          11,438           24,254
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                              (27,016)         (31,345)
       Adviser Shares                                                              (220)            (150)
                                                                             ---------------------------
           Distributions to shareholders                                        (27,236)         (31,495)
                                                                             ---------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (153,951)         (94,549)
   Adviser Shares                                                                14,387            5,669
                                                                             ---------------------------
       Total net decrease in net assets from capital
           share transactions                                                  (139,564)         (88,880)
   Capital contribution from
       USAA Transfer Agency Company:
       Adviser Shares                                                                 -                5
                                                                             ---------------------------
   Net decrease in net assets                                                  (155,362)         (96,116)

NET ASSETS
   Beginning of year                                                          1,946,453        2,042,569
                                                                             ---------------------------
   End of year                                                               $1,791,091       $1,946,453
                                                                             ===========================
Overdistribution of net investment income:
   End of year                                                               $      (41)      $      (53)
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Tax Exempt Short-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2016, the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    outstanding delayed-delivery commitments, including interest purchased, were $8,189,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $10,000, which represents 2.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for expiring capital loss carryforwards and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income by $41,000, decrease accumulated net realized loss on investments by $137,000, and decrease in paid in capital by $96,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:


                                                          2016         2015
                                                     ---------------------------

Tax-exempt income                                    $27,236,000     $31,495,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

<
Undistributed tax-exempt income                      $    255,000
Accumulated capital and other losses                  (18,575,000)
Unrealized appreciation of investments                 21,735,000


Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $18,575,000, for federal income tax purposes as shown in the table below. As of March 31, 2015, the Fund had pre-enactment capital loss carryforwards of $96,000, of which $96,000 expired in the year ended March 31, 2016. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.


                                 CAPITAL LOSS CARRYFORWARDS
                          -------------------------------------
                                        TAX CHARACTER
                          -------------------------------------
                         (NO EXPIRATION)              BALANCE
                         ---------------            -----------

                         Short-Term                 $   689,000
                         Long-Term                   17,886,000
                                                    -----------
                         Total                      $18,575,000
                                                    ===========


For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $316,242,000 and $499,435,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,760,837,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $25,376,000 and $3,641,000, respectively, resulting in net unrealized appreciation of $21,735,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                  YEAR ENDED
                                     MARCH 31, 2016              MARCH 31, 2015
 ---------------------------------------------------------------------------------
                                   SHARES      AMOUNT         SHARES        AMOUNT
                                  ------------------------------------------------
  FUND SHARES:
  Shares sold                      30,716      $ 325,942      46,071     $ 493,465
  Shares issued from reinvested
    dividends                       2,203         23,363       2,528        27,067
  Shares redeemed                 (47,431)      (503,256)    (57,445)     (615,081)
                                  ------------------------------------------------
  Net decrease from capital
    share transactions            (14,512)     $(153,951)     (8,846)    $ (94,549)
                                  ================================================
  ADVISER SHARES:
  Shares sold                       3,380      $  35,883       1,166     $  12,478
  Shares issued from reinvested
    dividends                           8             82           5            53
  Shares redeemed                  (2,034)*      (21,578)*      (640)       (6,862)
                                  ------------------------------------------------
  Net increase from capital
    share transactions              1,354      $  14,387          531    $   5,669
                                  ================================================

*Net of redemption fees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Short Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months.

    The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------

    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $5,959,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $757,000 and less than $500, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,759,000 and $28,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $48,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2016, the Adviser Shares incurred reimbursable expenses of $6,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $843,000 and $5,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $47,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

March 31, 2016, USAA and its affiliates owned 465,000 Adviser Shares, which represents 15.9% of the Adviser Shares outstanding and 0.3% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MARCH 31,
                                ----------------------------------------------------------------------
                                     2016           2015         2014              2013           2012
                                ----------------------------------------------------------------------
Net asset value at
  beginning of period           $    10.68     $    10.71     $    10.84     $    10.80     $    10.61
                                ----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .16            .17            .19            .22            .27
  Net realized and
    unrealized gain (loss)            (.09)          (.03)          (.13)           .04            .19
                                ----------------------------------------------------------------------
Total from investment
  operations                           .07            .14            .06            .26            .46
                                ----------------------------------------------------------------------
Less distributions from:
  Net investment income               (.16)          (.17)          (.19)          (.22)          (.27)
                                ----------------------------------------------------------------------
Net asset value at
  end of period                 $    10.59     $    10.68     $    10.71     $    10.84     $    10.80
                                ======================================================================
Total return (%)*                      .62           1.29            .60           2.41           4.40
Net assets at
  end of period (000)           $1,760,074     $1,929,648     $2,031,383     $2,185,741     $2,124,120
Ratios to average
  net assets:**
  Expenses (%)(a)                      .55            .55            .55            .55            .55
  Net investment income (%)           1.47           1.56           1.81           2.02           2.54
Portfolio turnover (%)                  25             30             14              3             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $1,838,433,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MARCH 31,
                                ------------------------------------------------------------------
                                     2016           2015         2014         2013            2012
                                ------------------------------------------------------------------
Net asset value at
  beginning of period           $ 10.67        $ 10.71        $ 10.84        $10.80         $10.61
                                ------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             .13            .14            .17           .19            .25
  Net realized and unrealized
    gain (loss)                    (.08)          (.04)          (.13)          .04            .19
                                ------------------------------------------------------------------
Total from investment
  operations                        .05            .10            .04           .23            .44
                                ------------------------------------------------------------------
Less distributions from:
  Net investment income            (.13)          (.14)          (.17)         (.19)          (.25)
                                ------------------------------------------------------------------
Redemption fees added to
  beneficial interests              .00(a)           -              -             -              -
                                ------------------------------------------------------------------
Net asset value at
  end of period                 $ 10.59        $ 10.67        $ 10.71        $10.84         $10.80
                                ==================================================================
Total return (%)*                   .46            .94            .35          2.16           4.14
Net assets at
  end of period (000)           $31,017        $16,805        $11,186        $6,604         $6,011
Ratios to average
  net assets:**
  Expenses (%)(b)                   .80            .80            .80           .80            .80
  Expenses, excluding
    reimbursements (%)(b)           .83            .98            .94          1.17           1.30
  Net investment income (%)        1.17           1.32           1.55          1.77           2.28
Portfolio turnover (%)               25             30             14             3             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $18,831,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING              ENDING               DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2015 -
                                      OCTOBER 1, 2015        MARCH 31, 2016           MARCH 31, 2016
                                         -----------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00            $1,006.00                $2.76

Hypothetical
  (5% return before expenses)                1,000.00             1,022.25                 2.78

ADVISER SHARES
Actual                                       1,000.00             1,004.70                 4.01

Hypothetical
  (5% return before expenses)                1,000.00             1,021.00                 4.04

*Expenses are equal to the annualized expense ratio of 0.55% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.60% for Fund Shares and 0.47% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   40856-0516                                (C)2016, USAA. All rights reserved.



[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TARGET MANAGED ALLOCATION FUND]

 ============================================================

          ANNUAL REPORT
          USAA TARGET MANAGED ALLOCATION FUND
          MARCH 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             17

EXPENSE EXAMPLE                                                               28

TRUSTEES' AND OFFICERS' INFORMATION                                           30


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

231007-0516

================================================================================

================================================================================

FUND OBJECTIVE

The USAA TARGET MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN PRIMARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures and options contracts.*

*This Fund is not offered for sale directly to the general public and currently is available for investment only to other USAA funds participating in a fund-of-funds investment strategy and other accounts managed by USAA Asset Management Company (AMCO) or an affiliate. The Fund may be offered to other persons and legal entities that AMCO may approve from time to time. There are no minimum initial or subsequent purchase amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

[PHOTO OF JOHN P. TOOHEY]                              [PHOTO OF WASIF A. LATIF]
JOHN P. TOOHEY, CFA                                    WASIF A. LATIF
USAA Asset                                             USAA Asset
Management Company                                     Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The global financial markets generated mixed results during the interval from the Fund's inception on August 7, 2015 through March 31, 2016. While bonds gained ground and large-cap U.S. equities rose slightly, small-cap, developed-market international, and emerging-market stocks all finished in negative territory.

   The persistent evidence of slowing global growth was one of the primary drivers of poor stock performance. China's effort to shift to a consumer-based economy contributed to weaker short-term growth for the country, which led to softer economic conditions worldwide. China's slowdown also helped fuel a significant downturn in the commodities market. Since the build-out of China's infrastructure was one of the key factors driving the global demand for commodities in recent years, the country's slowing growth contributed to a collapse in raw-materials prices during 2015. The weakness in commodities, in turn, proved to be a distinct negative for the many emerging market nations that rely on exports to fuel their economies.

   Together, these trends weighed heavily on global stock market performance. International stocks, which were negatively impacted by the declining value of most foreign currencies versus the U.S. dollar, were hit particularly hard. However, U.S. large-cap stocks benefited from their perceived role as a "safe haven" during a time of heightened risk aversion

================================================================================

2  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   by investors, as well as the relative strength of the U.S. economy compared to the rest of the developed world.

   The combination of slower growth and elevated uncertainty, while a headwind for stocks, helped drive the domestic bond market to a positive return. U.S. Treasuries, which benefited from their lack of credit risk, performed particularly well in relation to other segments of the financial markets. Even though the Federal Reserve (the Fed) elected to raise interest rates by a quarter-point at its December 2015 meeting--its first such interest rate increase since 2006--investors remained confident that unsteady global economic conditions would enable the Fed to maintain its "lower for longer" interest-rate policy.

   While these developments aided U.S. Treasuries, high-yield corporate bonds underperformed. Falling commodity prices translated to weaker credit profiles for the many energy and mining issuers within the asset class, causing it to finish with a negative return.

o HOW DID THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund commenced operations on August 7, 2015. For the reporting period August 7, 2015, through March 31, 2016, the Fund had a total return of -3.91%. This compares to a total return of -5.63% for the MSCI All-Country World Index and 2.62% for the Barclays U.S. Universal Bond Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

   The Fund's performance gained a significant boost from its position in the Vanguard REIT ETF, an exchange-traded fund (ETF) invested in real estate investment trusts (REITs). REITs were boosted by the stability in the domestic property market and the decline in U.S. government

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   bond yields. The Fund's performance also benefited from its allocation to long-term U.S. Treasuries. The Fund held a position in iShares 7-10 Year Treasury Bond ETF throughout the reporting period, and added an investment in the iShares 20+ Year Treasury Bond ETF during January 2016. Together, these positions boosted performance and augmented the overall stability of the Fund's portfolio at a time of above-average volatility in the equity markets.

   While these aspects of our strategy added value, the positive contribution was offset by positions that were adversely affected by the decline in investor appetites for risk. The Vanguard Mid-Cap ETF and Vanguard FTSE Developed Markets ETF both closed with a loss, reflecting the underperformance of stocks outside of the U.S. large-cap sector. In addition, the Fund's allocations to several commodity-related ETFs experienced negative returns despite their hearty rebound from mid-January 2016 onward. Finally, the Fund's allocation to high-yield bond ETFs detracted modestly from the Fund's performance. Although the asset class rallied in the final six weeks of the reporting period in conjunction with the recovery in commodities, the gains were insufficient to make up for the earlier weakness.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   USAA offers six funds in the Target Retirement Series, each of which employs a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our changing views on market opportunities and risks, we apply tactical asset allocation decisions, overweighting or underweighting the various asset classes within each fund compared to its strategic allocation. We created the Target Managed Allocation Fund to allow for more flexibility in implementing these tactical asset allocation shifts. By using the Fund, we have the ability to make allocation changes more quickly and with less disruption to the other underlying funds in the rest of the portfolio. The Fund primarily uses ETFs to implement asset allocations since ETFs are

================================================================================

4  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently. With this as background, the Fund's asset allocations generally reflect the need to round out the portfolios of the other funds in the Target Retirement series, rather than an active strategy.

   We appreciate the opportunity to help you with your investment needs.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks.
   o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
   o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TARGET MANAGED ALLOCATION FUND* (THE FUND)
(Ticker Symbol: UTMAX)


--------------------------------------------------------------------------------
                                                                     3/31/16
--------------------------------------------------------------------------------

Net Assets                                                        $415.9 Million
Net Asset Value Per Share                                             $9.49


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/16
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/7/15**

                                     -3.91%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 8/7/15***
--------------------------------------------------------------------------------

BEFORE REIMBURSEMENT         1.05%           AFTER REIMBURSEMENT           0.98%

               (Includes acquired fund fees and expenses of 0.28%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Fund commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated August 7, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 7, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.70% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 7, 2016. If the total annual operating expense ratio of the Fund is lower than 0.70%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), the redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON ]

                           BARCLAYS U.S.                USAA TARGET
                           UNIVERSAL BOND            MANAGED ALLOCATION         MSCI ALL-COUNTRY
                               INDEX                        FUND                  WORLD INDEX
07/31/15                    $10,000.00                   $10,000.00                $10,000.00
08/31/15                      9,970.55                     9,680.00                  9,314.49
09/30/15                     10,009.49                     9,510.00                  8,977.04
10/31/15                     10,041.51                     9,820.00                  9,681.60
11/30/15                     10,004.94                     9,750.00                  9,601.65
12/31/15                      9,954.93                     9,578.19                  9,428.49
01/31/16                     10,064.84                     9,304.82                  8,859.65
02/29/16                     10,136.40                     9,365.57                  8,798.91
03/31/16                     10,260.54                     9,608.57                  9,450.98

                                   [END CHART]

                       Data from 7/31/15 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Managed Allocation Fund to the following benchmarks:

o The unmanaged Barclays U.S. Universal Bond Index comprising of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and Barclays U.S. Universal Bond Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                          o ASSET ALLOCATION - 3/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]


FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        46.6%
DOMESTIC EXCHANGE-TRADED FUNDS*                                            26.4%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       18.1%
COMMODITY RELATED EXCHANGE-TRADED FUNDS                                     8.4%
MONEY MARKET INSTRUMENTS                                                    0.4%


                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-12.

================================================================================

8  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's period ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the period ended March 31, 2016:


                  DIVIDEND RECEIVED                   QUALIFIED
                 DEDUCTION (CORPORATE                  INTEREST
                   SHAREHOLDERS)(1)                    INCOME
                 ----------------------------------------------

                         0.39%                         $14,000
                 ----------------------------------------------


(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the period ended March 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TARGET MANAGED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Target Managed Allocation (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 7, 2015 (commencement of operations) to March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Target Managed Allocation Fund at March 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from August 7, 2015 (commencement of operations) to March 31, 2016, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

10  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (99.5%)

            EXCHANGE-TRADED FUNDS (99.5%)

            COMMODITY-RELATED EXCHANGE-TRADED FUNDS (8.4%)
   208,020  First Trust Global Tactical Commodity Strategy Fund*                                $  4,196
 1,257,000  PowerShares DB Commodity Index Tracking Fund*                                         16,705
   345,540  United States Commodity Index Fund*                                                   13,967
                                                                                                --------
            Total Commodity-Related Exchange-Traded Funds                                         34,868
                                                                                                --------
            DOMESTIC EXCHANGE-TRADED FUNDS (26.4%)
    16,100  Market Vectors Oil Service ETF                                                           429
    77,700  SPDR S&P Oil & Gas Exploration & Production ETF                                        2,358
   693,610  Vanguard Mid-Cap ETF                                                                  84,086
   273,710  Vanguard REIT ETF                                                                     22,937
                                                                                                --------
            Total Domestic Exchange-Traded Funds                                                 109,810
                                                                                                --------
            FIXED-INCOME EXCHANGE-TRADED FUNDS (46.6%)
   378,730  iShares 20+ Year Treasury Bond ETF                                                    49,466
   628,340  iShares 7-10 Year Treasury Bond ETF                                                   69,331
   514,850  iShares iBoxx USD High Yield Corporate Bond ETF                                       42,058
   399,500  Vanguard Total Bond Market ETF                                                        33,075
                                                                                                --------
            Total Fixed-Income Exchange-Traded Funds                                             193,930
                                                                                                --------
            INTERNATIONAL EXCHANGE-TRADED FUNDS (18.1%)
   334,520  PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                             11,829
 1,374,720  PowerShares FTSE RAFI Emerging Markets Portfolio                                      21,459
   943,350  Vanguard FTSE Developed Markets ETF                                                   33,828
   241,210  Vanguard FTSE Emerging Markets ETF                                                     8,341
                                                                                                --------
            Total International Exchange-Traded Funds                                             75,457
                                                                                                --------
            Total Exchange-Traded Funds                                                          414,065
                                                                                                --------
            Total Equity Securities (cost: $412,633)                                             414,065
                                                                                                --------

            MONEY MARKET INSTRUMENTS (0.4%)

            MONEY MARKET FUNDS (0.4%)
 1,601,332  State Street Institutional Liquid Reserves
            Fund Premier Class, 0.44%(a) (cost: $1,601)                                            1,601
                                                                                                --------

            TOTAL INVESTMENTS (COST: $414,234)                                                  $415,666
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

<CAPTION
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
     Commodity-Related Exchange-
        Traded Funds                             $ 34,868                  $-             $-    $ 34,868
     Domestic Exchange-
        Traded Funds                              109,810                   -              -     109,810
     Fixed-Income Exchange-
        Traded Funds                              193,930                   -              -     193,930
     International Exchange-
        Traded Funds                               75,457                   -              -      75,457
Money Market Instruments:
  Money Market Funds                                1,601                   -              -       1,601
--------------------------------------------------------------------------------------------------------
Total                                            $415,666                  $-             $-    $415,666
--------------------------------------------------------------------------------------------------------

For the period of August 7, 2015, through March 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.1% of net assets at March 31, 2016.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT  Real estate investment trust

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at March 31, 2016.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $414,234)        $415,666
   Receivables:
      Interest                                                                 1
      Securities sold                                                     45,199
                                                                        --------
         Total assets                                                    460,866
                                                                        --------
LIABILITIES
   Payables:
      Securities purchased                                                41,098
      Capital shares redeemed:
         Affiliated transactions (Note 6)                                  3,628
   Accrued management fees                                                   175
   Other accrued expenses and payables                                        69
                                                                        --------
         Total liabilities                                                44,970
                                                                        --------
            Net assets applicable to capital shares outstanding         $415,896
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $430,345
   Accumulated net realized loss on investments                          (15,881)
   Net unrealized appreciation of investments                              1,432
                                                                        --------
            Net assets applicable to capital shares outstanding         $415,896
                                                                        ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                        43,840
                                                                        ========
   Net asset value, redemption price, and offering price per share      $   9.49
                                                                        ========

See accompanying notes to financial statements.

================================================================================

14  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Period ended March 31, 2016*

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $  6,185
   Interest                                                                   19
                                                                        --------
      Total income                                                         6,204
                                                                        --------
EXPENSES
   Management fees                                                         1,216
   Administration and servicing fees                                         122
   Transfer agent's fees                                                     122
   Custody and accounting fees                                                45
   Shareholder reporting fees                                                  2
   Trustees' fees                                                             16
   Registration fees                                                          32
   Professional fees                                                          42
   Other                                                                       4
                                                                        --------
         Total expenses                                                    1,601
                                                                        --------
NET INVESTMENT INCOME                                                      4,603
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on:
      Unaffiliated transactions                                          (15,884)
      Affiliated transactions (Note 7)                                       (36)
   Change in net unrealized appreciation/(depreciation)                    1,432
                                                                        --------
         Net realized and unrealized loss                                (14,488)
                                                                        --------
   Decrease in net assets resulting from operations                     $ (9,885)
                                                                        ========

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Period ended March 31, 2016*

--------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                                $  4,603
   Net realized loss on investments                                      (15,920)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                       1,432
                                                                        --------
      Decrease in net assets resulting from operations                    (9,885)
                                                                        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (4,930)
                                                                        --------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             448,524
   Reinvested dividends                                                    4,930
   Cost of shares redeemed                                               (22,743)
                                                                        --------
      Increase in net assets from capital share transactions             430,711
                                                                        --------
   Net increase in net assets                                            415,896

NET ASSETS
   Beginning of period                                                         -
                                                                        --------
   End of period                                                        $415,896
                                                                        ========
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            45,726
   Shares issued for dividends reinvested                                    527
   Shares redeemed                                                        (2,413)
                                                                        --------
      Increase in shares outstanding                                      43,840
                                                                        ========

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

16  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Target Managed Allocation Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum total return primarily through capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time. The Fund commenced operations on August 7, 2015.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a

================================================================================

18  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

       fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

20  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the period ended March 31, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the period ended March 31, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the period ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal period, permanent differences between book-basis and tax-basis accounting for partnership basis and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated overdistribution of net investment income by $327,000, accumulated net realized loss on investments by $39,000, and in paid in capital by $366,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the period ended March 31, 2016, was as follows:


                                                                    2016
                                                                 ----------

Ordinary income*                                                 $4,930,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:



Accumulated capital and other losses                             (14,659,000)
Unrealized appreciation of investments                               210,000


* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

22  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $14,659,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.


                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     ---------------            -----------

                     Short-Term                 $13,134,000
                     Long-Term                    1,525,000
                     ---------------            -----------
                     Total                      $14,659,000
                                                ===========


For the period ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended March 31, 2016, were $712,457,000 and $283,646,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $415,416,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $6,170,000 and $5,920,000, respectively, resulting in net unrealized appreciation of $250,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the period ended March 31, 2016, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the period ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,216,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the period ended March 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $122,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the period ended March 31, 2016, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 7, 2016, to limit the total annual operating expenses of the Fund to 0.70% of its

================================================================================

24  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through August 7, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period ended March 31, 2016, the Fund did not incur reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the period ended March 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $122,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Fund offers its shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of March 31, 2016, the Fund recorded a payable for capital shares redeemed of $3,628,000 for the USAA fund-of-funds' redemptions. As of March 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:


AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------

USAA Target Retirement Income                                           3.2
USAA Target Retirement 2020                                             8.8
USAA Target Retirement 2030                                            27.7
USAA Target Retirement 2040                                            36.7
USAA Target Retirement 2050                                            21.7
USAA Target Retirement 2060                                             1.8


================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the period ended March 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                       COST TO      GAIN (LOSS)
SELLER                              PURCHASER         PURCHASER       TO SELLER
--------------------------------------------------------------------------------
USAA Target Managed Allocation   USAA High Income     $2,201,000      $(36,000)

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

26  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                    PERIOD ENDED
                                                                       MARCH 31,
                                                                       2016***
                                                                    ------------
Net asset value at beginning of period                                $  10.00
                                                                      --------
Loss from investment operations:
   Net investment income(a)                                                .12
   Net realized and unrealized loss(a)                                    (.51)
                                                                      --------
Total from investment operations                                          (.39)
                                                                      --------
Less distributions from:
   Net investment income                                                  (.12)
                                                                      --------
Net asset value at end of period                                      $   9.49
                                                                      ========
Total return (%)*                                                        (3.91)
Net assets at end of period (000)                                     $415,896
Ratios to average net assets:**
   Expenses (%)(b)                                                         .65
   Expenses, excluding reimbursements (%)(b)                               .65
   Net investment income (%)(b)                                           1.88
Portfolio turnover (%)                                                      84

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended March 31, 2016, average net assets were $376,426,000. *** Fund commenced operations on August 7, 2015.
(a) Calculated using average shares. For the period ended March 31, 2016, average shares were 36,909,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

28  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2015 -
                                       OCTOBER 1, 2015        MARCH 31, 2016         MARCH 31, 2016
                                       --------------------------------------------------------------
Actual                                    $1,000.00             $1,010.40                $3.32

Hypothetical
  (5% return before expenses)              1,000.00              1,021.70                 3.34

*Expenses are equal to the Fund's annualized expense ratio of 0.66%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.04% for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

30  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

Dawn M. Hawley(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

34  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

36  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]
       USAA      We know what it means to serve.(R)

   =============================================================================
   98358-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

 ==============================================================

       ANNUAL REPORT
       USAA VIRGINIA BOND FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             17

    Report of Independent Registered
      Public Accounting Firm                                                  18

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         27

    Financial Statements                                                      29

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               46

TRUSTEES' AND OFFICERS' INFORMATION                                           48


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204982-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and other government entities, the interest on which is exempt from federal income tax and Virginia state income taxes. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN C. BONNELL]                           [PHOTO OF DALE R. HOFFMANN]
JOHN C. BONNELL, CFA                                 DALE R. HOFFMANN*
USAA Asset                                           USAA Asset
Management Company                                   Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Municipal bonds generated positive returns during the reporting period ended March 31, 2016, driven by an imbalance between supply and demand. New issuance, which was already low by historical standards, declined further during the second half of the reporting period. The majority of the new issuance was refunding bonds. In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, high-interest debt and replacing it with new bonds that have lower coupon rates. The supply was met with strong demand as investors favored municipal bonds for their incremental yield and tax-advantaged status.

    Tax-exempt bonds also performed well compared to a number of other asset classes, which experienced significant volatility during the reporting period. The municipal bond market is often perceived as a safe haven and tends to be less turbulent than other segments of the financial markets. The volatility in other asset classes was largely fueled by global economic concerns, partly due to China's slowing growth, falling commodity prices, and shifting expectations about the Federal Reserve's (the Fed) plans to normalize interest rates. The Fed, which had been widely expected to hike interest rates multiple times during the reporting period, raised interest rates only once. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%.

    *Effective December 1, 2015, Dale R. Hoffmann began co-managing the Fund.

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

    Additionally, municipal bonds benefited from the relatively strong performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term interest rates, which rose during the first half of the reporting period amid positive economic data and a pickup in inflation expectations, fell as global market volatility in the first quarter of 2016 drove a flight to safety in U.S. Treasuries. Longer-term interest rates dropped further during the last few days of March 2016, finishing the reporting period lower than they started after cautious statements by Fed Chair Janet Yellen raised doubts about the potential for additional interest rate hikes in 2016. As longer-term interest rates fell, bond prices-which move in the opposite direction of longer-term interest rates-increased.

    Municipal credit quality continued to improve during the reporting period, largely the result of sound fiscal management by state and municipal governments. These efforts were supported by improving economic conditions in many regions (with the notable exception of energy-dependent areas). State and local revenues continued to rise, albeit at a more moderate pace than in the recent past. In addition, numerous issuers took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended March 31, 2016, the Fund Shares and Adviser Shares had a total return of 3.58% and 3.24%, respectively, versus an average return of 2.71% amongst the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 3.15% for the Lipper Virginia Municipal Debt Funds Index and 3.98% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.58% and 3.34%, respectively, compared to the Lipper category average of 3.33%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy is vulnerable to the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices are serving it well, as it remains one of the minority of states rated AAA by all three credit-rating agencies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    In keeping with our investment strategy, we maintained our focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. As a result of its income orientation, the Fund generally favors bonds in the BBB and A rated categories.

    During the reporting period, the Fund continued to benefit from our independent research. We worked with our in-house team of analysts, as we sought to identify attractive opportunities, choosing investments for

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

    the Fund on a bond-by-bond basis. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential pitfalls.

    Our analysts continuously monitor the portfolio's holdings. The Fund continues to be diversified by sector and issuer, limiting its exposure to unexpected events. We also seek to avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USVAX)


--------------------------------------------------------------------------------
                                               3/31/16               3/31/15
--------------------------------------------------------------------------------

Net Assets                                  $648.9 Million       $648.3 Million
Net Asset Value Per Share                       $11.52               $11.53

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.412               $0.424
Dollar-Weighted Average
Portfolio Maturity(+)                         14.8 Years           16.2 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
        1 YEAR                                5 YEARS                10 YEARS

        3.58%                                 5.89%                  4.34%


--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 3/31/16          EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

        1.77%                                             0.59%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF
DIVIDENDS - PERIODS ENDED MARCH 31, 2016

------------------------------------------------------------------------------------------
                  TOTAL RETURN       =      DIVIDEND RETURN         +      PRICE CHANGE
------------------------------------------------------------------------------------------
10 YEARS            4.34%            =          4.24%               +           0.10%
5 YEARS             5.89%            =          3.98%               +           1.91%
1 YEAR              3.58%            =          3.67%               +          -0.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2007-MARCH 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                       TOTAL RETURN           DIVIDEND RETURN          CHANGE IN SHARE PRICE
3/31/2007                 4.99%                   4.35%                        0.64%
3/31/2008                -1.17                    4.28                         -5.45
3/31/2009                -1.29                    4.68                         -5.97
3/31/2010                12.23                    5.09                          7.14
3/31/2011                -0.03                    4.12                         -4.15
3/31/2012                13.37                    4.62                          8.75
3/31/2013                 5.65                    3.90                          1.75
3/31/2014                 0.23                    3.94                         -3.71
3/31/2015                 7.10                    3.88                          3.22
3/31/2016                 3.58                    3.67                         -0.09

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/16, and assuming Virginia state
tax rates of:                      5.75%       5.75%         5.75%        5.75%
and assuming marginal federal
tax rates of:                     28.00%      36.80%*       38.80%*      43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:


PERIOD         DIVIDEND RETURN
-------------------------------------------------------------------------------

10 Years          4.24%            6.25%       7.12%         7.35%        7.95%
5 Years           3.98%            5.87%       6.68%         6.90%        7.46%
1 Year            3.67%            5.41%       6.16%         6.36%        6.88%


To match the Fund Shares' closing 30-day SEC Yield of 1.77% on 3/31/16,
A FULLY TAXABLE INVESTMENT
MUST PAY:                          2.61%       2.97%         3.07%        3.32%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 BARCLAYS MUNICIPAL               USAA VIRGINIA BOND                LIPPER VIRGINIA MUNICIPAL
                    BOND INDEX                        FUND SHARES                         DEBT FUNDS INDEX
03/31/06            $10,000.00                        $10,000.00                           $10,000.00
04/30/06              9,996.56                          9,981.43                             9,993.75
05/31/06             10,041.09                         10,017.39                            10,037.00
06/30/06             10,003.29                          9,977.38                             9,992.06
07/31/06             10,122.28                         10,090.01                            10,102.20
08/31/06             10,272.48                         10,249.31                            10,245.14
09/30/06             10,343.93                         10,313.16                            10,307.42
10/31/06             10,408.79                         10,383.52                            10,370.18
11/30/06             10,495.56                         10,482.33                            10,453.54
12/31/06             10,458.48                         10,425.87                            10,410.39
01/31/07             10,431.70                         10,405.50                            10,392.01
02/28/07             10,569.16                         10,541.66                            10,516.34
03/31/07             10,543.10                         10,497.40                            10,482.86
04/30/07             10,574.31                         10,541.81                            10,520.64
05/31/07             10,527.49                         10,478.17                            10,473.52
06/30/07             10,472.94                         10,406.60                            10,411.51
07/31/07             10,554.12                         10,452.19                            10,472.86
08/31/07             10,508.59                         10,291.37                            10,357.56
09/30/07             10,664.09                         10,475.14                            10,514.07
10/31/07             10,711.63                         10,523.55                            10,553.96
11/30/07             10,779.92                         10,564.66                            10,584.83
12/31/07             10,809.85                         10,538.29                            10,571.95
01/31/08             10,946.16                         10,670.52                            10,686.75
02/29/08             10,445.02                         10,107.84                            10,176.35
03/31/08             10,743.55                         10,373.19                            10,441.95
04/30/08             10,869.27                         10,537.74                            10,588.13
05/31/08             10,934.99                         10,656.06                            10,678.35
06/30/08             10,811.57                         10,560.24                            10,553.55
07/31/08             10,852.66                         10,534.57                            10,550.42
08/31/08             10,979.67                         10,624.03                            10,636.62
09/30/08             10,464.78                         10,109.61                            10,189.25
10/31/08             10,357.96                          9,841.54                             9,944.36
11/30/08             10,390.89                          9,801.87                             9,869.19
12/31/08             10,542.38                          9,756.55                             9,893.84
01/31/09             10,928.26                         10,105.54                            10,335.19
02/28/09             10,985.68                         10,227.44                            10,434.05
03/31/09             10,987.69                         10,238.88                            10,436.21
04/30/09             11,207.19                         10,451.77                            10,688.93
05/31/09             11,325.74                         10,604.73                            10,856.84
06/30/09             11,219.64                         10,556.26                            10,787.90
07/31/09             11,407.36                         10,682.97                            10,927.18
08/31/09             11,602.38                         10,905.99                            11,132.84
09/30/09             12,018.76                         11,326.35                            11,534.50
10/31/09             11,766.47                         11,175.60                            11,371.13
11/30/09             11,863.69                         11,226.97                            11,383.73
12/31/09             11,903.78                         11,314.91                            11,466.50
01/31/10             11,965.78                         11,384.51                            11,508.37
02/28/10             12,081.76                         11,479.87                            11,609.06
03/31/10             12,052.84                         11,491.03                            11,604.87
04/30/10             12,199.31                         11,588.76                            11,724.20
05/31/10             12,290.81                         11,638.40                            11,774.97
06/30/10             12,298.11                         11,626.51                            11,745.82
07/31/10             12,451.46                         11,722.49                            11,867.59
08/31/10             12,736.54                         11,952.40                            12,112.27
09/30/10             12,716.64                         11,992.28                            12,135.50
10/31/10             12,681.42                         11,965.84                            12,103.45
11/30/10             12,427.84                         11,682.58                            11,811.00
12/31/10             12,187.00                         11,439.22                            11,566.22
01/31/11             12,097.22                         11,314.93                            11,426.17
02/28/11             12,289.81                         11,532.16                            11,611.31
03/31/11             12,248.86                         11,487.17                            11,570.84
04/30/11             12,468.21                         11,696.15                            11,778.08
05/31/11             12,681.27                         11,946.54                            12,008.32
06/30/11             12,725.52                         12,022.67                            12,069.84
07/31/11             12,855.38                         12,143.16                            12,177.27
08/31/11             13,075.32                         12,308.71                            12,328.29
09/30/11             13,210.48                         12,477.20                            12,505.74
10/31/11             13,161.37                         12,427.33                            12,465.23
11/30/11             13,239.12                         12,469.80                            12,506.15
12/31/11             13,490.98                         12,695.80                            12,742.30
01/31/12             13,802.98                         13,041.05                            13,129.21
02/29/12             13,816.58                         13,049.59                            13,128.88
03/31/12             13,726.81                         13,024.40                            13,044.71
04/30/12             13,885.17                         13,156.66                            13,195.39
05/31/12             14,000.43                         13,279.07                            13,320.21
06/30/12             13,985.40                         13,299.24                            13,307.92
07/31/12             14,207.05                         13,466.86                            13,542.73
08/31/12             14,223.23                         13,513.02                            13,564.09
09/30/12             14,309.14                         13,586.44                            13,637.90
10/31/12             14,349.52                         13,652.36                            13,687.33
11/30/12             14,585.91                         13,850.75                            13,951.53
12/31/12             14,405.64                         13,679.78                            13,713.04
01/31/13             14,465.64                         13,756.44                            13,811.16
02/28/13             14,509.45                         13,799.27                            13,844.84
03/31/13             14,446.88                         13,758.33                            13,747.89
04/30/13             14,605.24                         13,895.87                            13,905.52
05/31/13             14,426.84                         13,749.02                            13,760.53
06/30/13             14,018.33                         13,302.98                            13,240.40
07/31/13             13,895.76                         13,107.91                            13,050.14
08/31/13             13,697.45                         12,864.51                            12,735.74
09/30/13             13,992.27                         13,162.36                            12,990.02
10/31/13             14,102.81                         13,267.49                            13,083.22
11/30/13             14,073.74                         13,289.97                            13,049.72
12/31/13             14,037.80                         13,250.32                            12,979.95
01/31/14             14,311.29                         13,575.65                            13,260.79
02/28/14             14,479.10                         13,744.30                            13,461.83
03/31/14             14,503.44                         13,789.78                            13,497.47
04/30/14             14,677.70                         13,970.24                            13,655.86
05/31/14             14,866.70                         14,187.96                            13,877.32
06/30/14             14,879.59                         14,207.76                            13,839.28
07/31/14             14,905.79                         14,190.34                            13,835.06
08/31/14             15,086.34                         14,421.85                            14,048.01
09/30/14             15,101.67                         14,466.41                            14,100.28
10/31/14             15,205.19                         14,561.78                            14,169.02
11/30/14             15,231.53                         14,581.63                            14,187.09
12/31/14             15,308.28                         14,676.85                            14,266.22
01/31/15             15,579.62                         14,898.22                            14,481.50
02/28/15             15,418.96                         14,724.91                            14,338.67
03/31/15             15,463.49                         14,768.27                            14,378.60
04/30/15             15,382.31                         14,683.55                            14,293.69
05/31/15             15,339.78                         14,662.88                            14,287.76
06/30/15             15,325.89                         14,655.60                            14,195.30
07/31/15             15,436.86                         14,739.86                            14,257.59
08/31/15             15,467.22                         14,799.47                            14,289.27
09/30/15             15,579.19                         14,871.98                            14,403.84
10/31/15             15,641.19                         14,917.13                            14,464.30
11/30/15             15,703.33                         14,987.91                            14,514.57
12/31/15             15,813.72                         15,084.89                            14,606.21
01/31/16             16,002.44                         15,207.88                            14,722.69
02/29/16             16,027.50                         15,212.81                            14,766.73
03/31/16             16,078.33                         15,296.36                            14,830.90

                                   [END CHART]

                       Data from 3/31/06 Through 3/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                    LIPPER VIRGINIA
                               USAA VIRGINIA BOND                    MUNICIPAL DEBT
                                   FUND SHARES                       FUNDS AVERAGE
03/31/07                              4.24%                              3.70%
03/31/08                              4.57                               3.93
03/31/09                              4.98                               4.40
03/31/10                              4.56                               3.93
03/31/11                              4.36                               4.12
03/31/12                              4.02                               3.71
03/31/13                              3.77                               3.38
03/31/14                              3.97                               3.56
03/31/15                              3.67                               3.40
03/31/16                              3.58                               3.33

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/07 to 3/31/16.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UVABX)


--------------------------------------------------------------------------------
                                              3/31/16              3/31/15
--------------------------------------------------------------------------------

Net Assets                                  $23.0 Million        $21.0 Million
Net Asset Value Per Share                      $11.51               $11.53

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.385               $0.396


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS              SINCE INCEPTION 8/01/10

     3.24%                       5.67%                        4.55%


--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/16                EXPENSE RATIO AS OF 3/31/15**
--------------------------------------------------------------------------------

              1.54%                                        0.84%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.54% on 3/31/16, and assuming Virginia state tax
rates of:                             5.75%       5.75%         5.75%     5.75%
and assuming marginal federal
tax rates of:                        28.00%      36.80%*       38.80%*   43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:  2.27%       2.59%         2.67%     2.89%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                      USAA VIRGINIA                    LIPPER VIRGINIA
                    BARCLAYS MUNICIPAL                  BOND FUND                       MUNICIPAL DEBT
                        BOND INDEX                   ADVISER SHARES                      FUNDS INDEX
07/31/10                $10,000.00                     $10,000.00                         $10,000.00
08/31/10                 10,228.95                      10,192.19                          10,206.18
09/30/10                 10,212.97                      10,222.70                          10,225.75
10/31/10                 10,184.68                      10,196.69                          10,198.75
11/30/10                  9,981.03                       9,952.02                           9,952.32
12/31/10                  9,787.61                       9,741.82                           9,746.05
01/31/11                  9,715.50                       9,633.52                           9,628.05
02/28/11                  9,870.17                       9,816.40                           9,784.05
03/31/11                  9,837.28                       9,766.84                           9,749.95
04/30/11                 10,013.45                       9,952.12                           9,924.57
05/31/11                 10,184.57                      10,163.27                          10,118.58
06/30/11                 10,220.10                      10,226.11                          10,170.42
07/31/11                 10,324.40                      10,317.16                          10,260.95
08/31/11                 10,501.03                      10,465.37                          10,388.20
09/30/11                 10,609.58                      10,606.52                          10,537.72
10/31/11                 10,570.14                      10,562.58                          10,503.59
11/30/11                 10,632.58                      10,597.09                          10,538.07
12/31/11                 10,834.86                      10,777.74                          10,737.06
01/31/12                 11,085.43                      11,079.06                          11,063.08
02/29/12                 11,096.35                      11,084.08                          11,062.80
03/31/12                 11,024.25                      11,059.90                          10,991.87
04/30/12                 11,151.44                      11,160.75                          11,118.85
05/31/12                 11,244.01                      11,272.50                          11,224.02
06/30/12                 11,231.93                      11,287.75                          11,213.67
07/31/12                 11,409.94                      11,428.16                          11,411.52
08/31/12                 11,422.94                      11,455.60                          11,429.52
09/30/12                 11,491.93                      11,526.22                          11,491.72
10/31/12                 11,524.36                      11,570.41                          11,533.37
11/30/12                 11,714.22                      11,736.71                          11,755.99
12/31/12                 11,569.44                      11,589.94                          11,555.03
01/31/13                 11,617.62                      11,664.31                          11,637.71
02/28/13                 11,652.81                      11,688.99                          11,666.09
03/31/13                 11,602.56                      11,662.23                          11,584.40
04/30/13                 11,729.74                      11,776.88                          11,717.22
05/31/13                 11,586.46                      11,650.37                          11,595.05
06/30/13                 11,258.38                      11,270.46                          11,156.77
07/31/13                 11,159.95                      11,103.25                          10,996.45
08/31/13                 11,000.68                      10,895.31                          10,731.53
09/30/13                 11,237.45                      11,135.56                          10,945.79
10/31/13                 11,326.23                      11,232.88                          11,024.33
11/30/13                 11,302.88                      11,249.95                          10,996.10
12/31/13                 11,274.02                      11,214.46                          10,937.31
01/31/14                 11,493.66                      11,477.65                          11,173.95
02/28/14                 11,628.43                      11,618.75                          11,343.36
03/31/14                 11,647.98                      11,665.55                          11,373.39
04/30/14                 11,787.93                      11,805.90                          11,506.85
05/31/14                 11,939.72                      11,988.11                          11,693.46
06/30/14                 11,950.07                      12,002.50                          11,661.40
07/31/14                 11,971.12                      11,995.70                          11,657.85
08/31/14                 12,116.12                      12,188.98                          11,837.29
09/30/14                 12,128.43                      12,213.54                          11,881.33
10/31/14                 12,211.57                      12,302.10                          11,939.25
11/30/14                 12,232.73                      12,316.47                          11,954.48
12/31/14                 12,294.37                      12,383.75                          12,021.16
01/31/15                 12,512.28                      12,568.27                          12,202.56
02/28/15                 12,383.26                      12,430.24                          12,082.20
03/31/15                 12,419.02                      12,463.43                          12,115.85
04/30/15                 12,353.82                      12,389.50                          12,044.30
05/31/15                 12,319.66                      12,369.54                          12,039.31
06/30/15                 12,308.51                      12,350.10                          11,961.40
07/31/15                 12,397.63                      12,429.45                          12,013.89
08/31/15                 12,422.01                      12,477.06                          12,040.58
09/30/15                 12,511.93                      12,535.74                          12,137.12
10/31/15                 12,561.73                      12,560.19                          12,188.06
11/30/15                 12,611.63                      12,617.42                          12,230.42
12/31/15                 12,700.29                      12,707.67                          12,307.64
01/31/16                 12,851.86                      12,797.69                          12,405.79
02/29/16                 12,871.98                      12,799.52                          12,442.90
03/31/16                 12,912.80                      12,867.39                          12,496.97

                                   [END CHART]

                       Data from 7/31/10 through 3/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                              LIPPER VIRGINIA
                            USAA VIRGINIA BOND                 MUNICIPAL DEBT
                            FUND ADVISER SHARES                FUNDS AVERAGE
03/31/12                           3.81%                           3.71%
03/31/13                           3.59                            3.38
03/31/14                           3.77                            3.56
03/31/15                           3.43                            3.40
03/31/16                           3.34                            3.33

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/16.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                         O TOP 10 INDUSTRIES - 3/31/16 O
                             (% of Net Assets)


Hospital ................................................................  22.2%
Escrowed Bonds ..........................................................  15.6%
Education ...............................................................  14.4%
Nursing/CCRC ............................................................   7.4%
Water/Sewer Utility .....................................................   7.3%
Appropriated Debt .......................................................   5.9%
Airport/Port ............................................................   5.2%
Toll Roads ..............................................................   5.0%
General Obligation ......................................................   3.1%
Special Assessment/Tax/Fee ..............................................   2.4%


You will find a complete list of securities that the Fund owns on pages 19-26.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                       o PORTFOLIO RATINGS MIX - 3/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]


AAA                                                                        24.9%
AA                                                                         45.8%
A                                                                          10.6%
BBB                                                                        10.6%
BELOW INVESTMENT-GRADE                                                      1.8%
UNRATED                                                                     6.3%


                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-26.

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

                                   TAX-EXEMPT
                                   INCOME(1,2)
                                  -------------
                                      100%
                                  -------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G. or Northern Trust Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Federal National Mortgage Assn.

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                  COUPON          FINAL               VALUE
(000)        SECURITY                                                    RATE          MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
             FIXED-RATE INSTRUMENTS (94.6%)

             VIRGINIA (85.1%)
$  2,500     Albemarle County IDA                                       5.00%          1/01/2031         $  2,525
   1,000     Alexandria IDA                                             4.75           1/01/2036            1,074
   2,000     Amherst IDA                                                5.00           9/01/2026            1,911
   2,000     Amherst IDA                                                4.75           9/01/2030            1,817
  15,000     Arlington County IDA                                       5.00           7/01/2031           16,669
     715     Bedford County EDA (INS) (PRE)                             5.25           5/01/2031              718
   2,615     Capital Region Airport Commission (INS)                    5.00           7/01/2031            2,813
   5,000     Chesapeake Bay Bridge and Tunnel District                  5.50           7/01/2025            6,091
   6,520     Chesapeake, 4.75%, 7/15/2023                               4.65(a)        7/15/2032            5,202
   3,000     Chesapeake, 4.88%, 7/15/2023                               4.88(a)        7/15/2040            2,303
   5,000     College Building Auth.                                     5.00           6/01/2029            5,003
   2,725     College Building Auth.                                     5.00           9/01/2031            3,315
   5,615     College Building Auth.                                     5.00           9/01/2032            6,793
   6,380     College Building Auth.                                     5.00           9/01/2033            7,686
  10,000     College Building Auth.                                     5.00           3/01/2034           11,223
   8,000     College Building Auth.                                     4.00           2/01/2035            8,681
   3,290     College Building Auth. (PRE)                               5.00           6/01/2036            3,315
  11,710     College Building Auth.                                     5.00           6/01/2036           11,710
   2,540     College Building Auth.                                     5.00           3/01/2041            2,851
   7,100     Fairfax County EDA                                         5.00          10/01/2027            7,398
   2,000     Fairfax County EDA                                         5.00          10/01/2029            2,438
   2,000     Fairfax County EDA                                         5.00          10/01/2030            2,427
   2,000     Fairfax County EDA                                         5.00          10/01/2031            2,415
   1,500     Fairfax County EDA                                         5.00          10/01/2032            1,801
   1,500     Fairfax County EDA                                         5.00          12/01/2032            1,583
   2,200     Fairfax County EDA                                         5.00          10/01/2033            2,630
   2,000     Fairfax County EDA                                         5.00          10/01/2034            2,381
   5,750     Fairfax County EDA                                         4.88          10/01/2036            5,845
   7,500     Fairfax County EDA                                         5.13          10/01/2037            7,777
   2,800     Fairfax County EDA                                         5.00          12/01/2042            2,925
   1,500     Fairfax County IDA                                         5.25           5/15/2026            1,689
  14,000     Fairfax County IDA                                         5.00           5/15/2037           15,992
   1,000     Fairfax County IDA                                         4.00           5/15/2042            1,041
   6,900     Fairfax County IDA                                         4.00           5/15/2044            7,236
   5,770     Farms of New Kent Community Dev. Auth.,
               acquired 9/08/2006-10/03/2007;
               cost $5,630(b),(c)                                       5.45           3/01/2036            1,443
   1,000     Fauquier County IDA (PRE)                                  5.00          10/01/2027            1,064

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                  COUPON          FINAL               VALUE
(000)        SECURITY                                                    RATE          MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$  8,825     Fauquier County IDA (PRE)                                  5.25%         10/01/2037         $  9,425
   6,195     Frederick County IDA (INS) (PRE)                           4.75           6/15/2036            6,250
   1,500     Greater Richmond Convention Center Auth.                   5.00           6/15/2032            1,794
   3,340     Hampton Roads Sanitation District (PRE)                    5.00           4/01/2033            3,621
   5,660     Hampton Roads Sanitation District (PRE)                    5.00           4/01/2033            6,135
   4,700     Hampton Roads Sanitation District                          5.00           8/01/2043            5,617
   2,795     Hanover County EDA                                         4.50           7/01/2030            2,875
   1,100     Hanover County EDA                                         4.50           7/01/2032            1,125
   2,000     Hanover County EDA                                         5.00           7/01/2042            2,069
   5,285     Hanover County IDA (INS)                                   6.38           8/15/2018            5,549
   2,000     Harrisonburg IDA (INS)                                     5.00           8/15/2031            2,031
  10,000     Harrisonburg IDA (INS)                                     4.50           8/15/2039           10,056
   1,200     Henrico County EDA                                         5.00           6/01/2024            1,362
     140     Henrico County EDA                                         4.25           6/01/2026              149
   2,105     Henrico County EDA                                         5.00          11/01/2030            2,440
   2,500     Henrico County EDA                                         4.00          10/01/2035            2,546
  10,000     Henrico County Water & Sewer (PRE)                         5.00           5/01/2036           10,039
   3,175     Housing Dev. Auth.                                         4.50          10/01/2036            3,370
   5,000     Housing Dev. Auth.                                         4.80           7/01/2038            5,439
   5,000     Housing Dev. Auth.                                         5.10          10/01/2038            5,510
   4,480     Housing Dev. Auth.                                         4.60           9/01/2040            4,654
   1,539     Lewistown Commerce Center Community Dev. Auth.             6.05           3/01/2044            1,398
     741     Lewistown Commerce Center Community Dev. Auth.             6.05           3/01/2044              733
   2,435     Lewistown Commerce Center Community Dev. Auth.,
               acquired 10/12/2007; cost $2,436(b)                      6.05           3/01/2054              121
   5,000     Lexington IDA                                              5.00          12/01/2036            5,522
   2,000     Lexington IDA                                              5.00           1/01/2043            2,286
   1,135     Loudoun County EDA                                         5.00          12/01/2031            1,368
     800     Loudoun County EDA                                         5.00          12/01/2032              958
     775     Loudoun County EDA                                         5.00          12/01/2033              924
     805     Loudoun County EDA                                         5.00          12/01/2034              956
   5,000     Lynchburg                                                  4.00           6/01/2044            5,367
   3,000     Lynchburg EDA                                              5.00           9/01/2043            3,269
   3,532     Marquis Community Dev. Auth.,
               acquired 3/01/2012; cost $2,926(b),(d)                   5.63           9/01/2041            2,854
   5,389     Marquis Community Dev. Auth.,
               acquired 3/01/2012; cost $468(b),(d)                     5.63(e)        9/01/2041              727
   1,093     Marquis Community Dev. Auth., 7.50%, 9/01/2021             7.50(a)        9/01/2045              714
   5,000     Montgomery County EDA                                      5.00           6/01/2035            5,617
   5,500     Montgomery County IDA (PRE)                                5.00           2/01/2029            5,925
   4,200     Newport News EDA (PRE)                                     5.00           7/01/2031            4,248
   1,045     Newport News EDA (PRE)                                     5.00           7/01/2031            1,057
   1,000     Norfolk EDA                                                5.00          11/01/2030            1,159
   3,500     Norfolk EDA                                                5.00          11/01/2043            4,005

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                  COUPON          FINAL               VALUE
(000)        SECURITY                                                    RATE          MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$  1,300     Norfolk Redevelopment and Housing Auth.                    5.50%         11/01/2019         $  1,306
   4,816     Peninsula Town Center Community Dev. Auth.                 6.45           9/01/2037            5,058
   3,000     Port Auth.                                                 5.00           7/01/2030            3,341
  10,000     Port Auth.                                                 5.00           7/01/2040           11,066
   1,000     Portsmouth                                                 5.00           2/01/2033            1,186
   2,815     Powhatan County EDA (INS) (PRE)                            5.00           3/15/2032            2,933
   1,620     Prince William County (INS) (PRE)                          5.00           9/01/2024            1,651
   3,370     Prince William County IDA                                  4.88           1/01/2020            3,387
   8,000     Prince William County IDA                                  5.13           1/01/2026            8,031
   1,705     Prince William County IDA                                  5.50           9/01/2031            2,001
   2,000     Prince William County IDA                                  5.50           9/01/2031            2,352
   1,000     Prince William County IDA                                  5.50           9/01/2034            1,174
  10,000     Prince William County IDA                                  5.00          11/01/2046           11,120
  10,000     Public School Auth.                                        5.00           8/01/2024           12,605
   4,000     Radford IDA (NBGA)                                         3.50           9/15/2029            4,194
   5,310     Rappahannock Regional Jail Auth. (INS) (PRE)               4.75          12/01/2031            5,459
   2,340     Rappahannock Regional Jail Auth.                           5.00          10/01/2034            2,812
   1,165     Rappahannock Regional Jail Auth.                           5.00          10/01/2035            1,394
   6,280     Rappahannock Regional Jail Auth. (INS) (PRE)               4.50          12/01/2036            6,446
   1,030     Resources Auth.                                            5.00          11/01/2032            1,246
   2,000     Resources Auth.                                            4.38          11/01/2036            2,019
   1,435     Resources Auth.                                            5.00          11/01/2040            1,632
   7,310     Resources Auth.                                            4.00          11/01/2041            7,721
   2,500     Richmond Public Utility (INS)                              4.50           1/15/2033            2,566
   2,000     Richmond Public Utility                                    5.00           1/15/2035            2,199
   6,000     Richmond Public Utility                                    5.00           1/15/2038            6,988
   4,500     Richmond Public Utility                                    5.00           1/15/2040            4,947
   5,120     Roanoke County EDA (INS) (PRE)                             5.00          10/15/2027            5,657
   2,850     Roanoke County EDA (INS) (PRE)                             5.00          10/15/2032            3,149
   1,150     Roanoke County EDA                                         5.00           7/01/2033            1,278
   4,285     Roanoke County EDA (INS) (PRE)                             5.13          10/15/2037            4,748
   6,890     Roanoke County EDA (INS)                                   5.00           7/01/2038            7,592
     110     Roanoke County EDA (INS) (PRE)                             5.00           7/01/2038              128
     420     Small Business Financing Auth.                             5.00           4/01/2025              475
     185     Small Business Financing Auth.                             5.25           4/01/2026              209
   1,500     Small Business Financing Auth.                             5.25           9/01/2027            1,571
     855     Small Business Financing Auth.                             5.50           4/01/2028              981
     750     Small Business Financing Auth.                             5.50           4/01/2033              848
  15,000     Small Business Financing Auth.                             5.25           9/01/2037           15,597
  11,945     Small Business Financing Auth.                             5.00          11/01/2040           13,388
   4,000     Southampton County IDA                                     5.00           4/01/2025            4,009
   1,645     Stafford County and City of Stauton IDA (INS) (PRE)        5.25           8/01/2031            1,671
   5,755     Stafford County and City of Stauton IDA (INS) (PRE)        5.25           8/01/2031            5,846
  13,470     Stafford County and City of Stauton IDA (PRE)              5.25           8/01/2036           13,684

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                  COUPON          FINAL               VALUE
(000)        SECURITY                                                    RATE          MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
$  2,685     Stafford County and City of Stauton IDA (INS)              5.25%          8/01/2036         $  2,718
  10,000     Tobacco Settlement Financing Corp.                         5.00           6/01/2047            8,410
   6,315     Univ. Health System Auth.                                  4.75           7/01/2036            6,925
   3,000     Univ. Health System Auth.                                  4.75           7/01/2041            3,264
   4,405     Univ. of Virginia                                          5.00           6/01/2037            5,206
   5,000     Univ. of Virginia                                          4.00           4/01/2045            5,495
   5,000     Upper Occoquan Sewage Auth.                                4.00           7/01/2039            5,499
   5,000     Upper Occoquan Sewage Auth. (PRE)                          5.00           7/01/2041            5,271
   1,795     Virginia Beach Dev. Auth.                                  5.00           5/01/2029            2,164
   2,165     Washington County IDA                                      5.25           8/01/2030            2,412
   2,160     Washington County IDA                                      5.50           8/01/2040            2,408
   2,645     Watkins Centre Community Dev. Auth.                        5.40           3/01/2020            2,650
   3,250     Winchester EDA                                             5.00           1/01/2044            3,671
   3,250     Winchester EDA                                             5.00           1/01/2044            3,706
   3,000     Winchester IDA (PRE)                                       5.63           1/01/2044            3,386
                                                                                                         --------
                                                                                                          571,899
                                                                                                         --------
             DISTRICT OF COLUMBIA (5.7%)
   2,825     Metropolitan Washington Airports Auth.                     5.00          10/01/2029            3,161
  12,465     Metropolitan Washington Airports Auth.                     5.00          10/01/2030           13,618
   5,500     Metropolitan Washington Airports Auth. (INS)               5.32(e)       10/01/2030            3,279
  11,230     Metropolitan Washington Airports Auth.                     5.00          10/01/2039           12,434
   4,000     Metropolitan Washington Airports Auth.                     5.00          10/01/2053            4,349
   1,000     Washington MTA                                             5.13           7/01/2032            1,114
                                                                                                         --------
                                                                                                           37,955
                                                                                                         --------
             PUERTO RICO (1.0%)
   6,180     Public Improvement (PRE)                                   5.25           7/01/2032            6,250
                                                                                                         --------
             GUAM (2.5%)
   2,000     Government Business Privilege Tax                          5.00          11/15/2039            2,264
   1,500     Government Business Privilege Tax                          5.00           1/01/2042            1,636
   1,255     International Airport Auth. (INS)                          5.75          10/01/2043            1,503
     500     Power Auth.                                                5.00          10/01/2031              569
   1,000     Power Auth.                                                5.00          10/01/2034            1,096
     750     Power Auth. (INS)                                          5.00          10/01/2039              867
   1,000     Power Auth. (INS)                                          5.00          10/01/2044            1,147
   2,850     Waterworks Auth.                                           5.00           7/01/2035            3,226
   4,000     Waterworks Auth.                                           5.50           7/01/2043            4,630
                                                                                                         --------
                                                                                                           16,938
                                                                                                         --------
             U.S. VIRGIN ISLANDS (0.3%)
   2,000     Public Finance Auth.                                       5.00          10/01/2032            2,159
                                                                                                         --------
             Total Fixed-Rate Instruments (cost: $608,003)                                                635,201
                                                                                                         --------

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                  COUPON          FINAL               VALUE
(000)        SECURITY                                                    RATE          MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------
             PUT BONDS (1.2%)

             VIRGINIA (1.2%)
$  5,000     Wise County IDA                                            2.15%         10/01/2040         $  5,145
   3,000     York County EDA                                            1.88           5/01/2033            3,058
                                                                                                         --------
                                                                                                            8,203
                                                                                                         --------
             Total Put Bonds (cost: $8,000)                                                                 8,203
                                                                                                         --------

             VARIABLE-RATE DEMAND NOTES (3.0%)

             VIRGINIA (2.1%)
   2,200     Fairfax County EDA (LIQ)                                   0.48          12/01/2033            2,200
  12,200     Lynchburg IDA (LOC - Federal Home Loan
               Bank of Atlanta)                                         0.42           1/01/2028           12,200
                                                                                                         --------
                                                                                                           14,400
                                                                                                         --------
             PUERTO RICO (0.9%)
   5,960     Sales Tax Financing Corp. (LIQ)
               (LOC - Deutsche Bank A.G.)(f)                            0.89           8/01/2054            5,960
                                                                                                         --------
             Total Variable-Rate Demand Notes (cost: $20,360)                                              20,360
                                                                                                         --------

             TOTAL INVESTMENTS (COST: $636,363)                                                          $663,764
                                                                                                         ========

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)             (LEVEL 2)           (LEVEL 3)
                                         QUOTED PRICES     OTHER SIGNIFICANT         SIGNIFICANT
                                     IN ACTIVE MARKETS            OBSERVABLE        UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS                INPUTS              INPUTS            TOTAL
-----------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                              $-              $633,758              $1,443         $635,201
Put Bonds                                            -                 8,203                   -            8,203
Variable-Rate Demand Notes                           -                20,360                   -           20,360
-----------------------------------------------------------------------------------------------------------------
Total                                               $-              $662,321              $1,443         $663,764
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------------------------------
                                                                                           FIXED-RATE INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2015                                                                               $    -
Purchases                                                                                                       -
Sales                                                                                                           -
Transfers into Level 3                                                                                      1,443
Transfers out of Level 3                                                                                        -
Net realized gain (loss) on investments                                                                         -
Change in net unrealized appreciation/(depreciation) of investments                                             -
-----------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                               $1,443
-----------------------------------------------------------------------------------------------------------------

For the period of April 1, 2015, through March 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                        TRANSFERS INTO                   TRANSFERS INTO            TRANSFERS INTO
ASSETS                                (OUT OF) LEVEL 1                 (OUT OF) LEVEL 2          (OUT OF) LEVEL 3
-----------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                              $-                          $(1,443)                   $1,443
-----------------------------------------------------------------------------------------------------------------
Total                                               $-                          $(1,443)                   $1,443
-----------------------------------------------------------------------------------------------------------------

Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at March 31, 2016, was $5,145,000, which represented 0.8% of the Fund's net assets.

    (c) At March 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (d) Restricted security that is not registered under the Securities Act of 1933.

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $636,363)                         $663,764
   Cash                                                                                        36
   Receivables:
       Capital shares sold                                                                    446
       Interest                                                                             8,512
                                                                                         --------
           Total assets                                                                   672,758
                                                                                         --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                214
       Dividends on capital shares                                                            413
   Accrued management fees                                                                    211
   Accrued transfer agent's fees                                                                5
   Other accrued expenses and payables                                                         51
                                                                                         --------
           Total liabilities                                                                  894
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $671,864
                                                                                         ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $651,198
   Overdistribution of net investment income                                                  (48)
   Accumulated net realized loss on investments                                            (6,687)
   Net unrealized appreciation of investments                                              27,401
                                                                                         --------
              Net assets applicable to capital shares outstanding                        $671,864
                                                                                         ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $648,913/56,352 shares outstanding)                    $  11.52
                                                                                         ========
       Adviser Shares (net assets of $22,951/1,994 shares outstanding)                   $  11.51
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                        $27,336
                                                                                          -------
EXPENSES
   Management fees                                                                          2,463
   Administration and servicing fees:
       Fund Shares                                                                            951
       Adviser Shares                                                                          32
   Transfer agent's fees:
       Fund Shares                                                                            191
       Adviser Shares                                                                           9
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                          53
   Custody and accounting fees:
       Fund Shares                                                                            109
       Adviser Shares                                                                           4
   Postage:
       Fund Shares                                                                              9
   Shareholder reporting fees:
       Fund Shares                                                                             20
       Adviser Shares                                                                           1
   Trustees' fees                                                                              28
   Professional fees                                                                           87
   Other                                                                                       13
                                                                                          -------
           Total expenses                                                                   3,970
                                                                                          -------
NET INVESTMENT INCOME                                                                      23,366
                                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                          248
   Change in net unrealized appreciation/(depreciation)                                    (1,202)
                                                                                          -------
           Net realized and unrealized loss                                                  (954)
                                                                                          -------
   Increase in net assets resulting from operations                                       $22,412
                                                                                          =======

See accompanying notes to financial statements.

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                                  2016            2015
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                       $ 23,366        $ 23,661
  Net realized gain (loss) on investments                                          248          (4,465)
  Change in net unrealized appreciation/(depreciation)
     of investments                                                             (1,202)         24,165
                                                                              ------------------------
     Increase in net assets resulting from operations                           22,412          43,361
                                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                               (22,859)        (23,031)
     Adviser Shares                                                               (717)           (581)
                                                                              ------------------------
           Distributions to shareholders                                       (23,576)        (23,612)
                                                                              ------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                                    1,716          33,791
  Adviser Shares                                                                 1,952           7,873
                                                                              ------------------------
     Total net increase in net assets from
           capital share transactions                                            3,668          41,664
                                                                              ------------------------
  Net increase in net assets                                                     2,504          61,413

NET ASSETS
  Beginning of year                                                            669,360         607,947
                                                                              ------------------------
  End of year                                                                 $671,864        $669,360
                                                                              ========================
Accumulated undistributed (overdistribution of) net
  investment income:
  End of year                                                                 $    (48)       $    210
                                                                              ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Virginia Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

    valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three
   -level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments and put bonds, which are valued based on methods discussed in Note 1A1, and variable-rate demand notes, which are valued at amortized cost.

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended March 31, 2016, the Adviser Shares charged redemption fees in an amount less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 0.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for defaulted bond and market discount adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $48,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:


                                                       2016             2015
                                                    ----------------------------

Tax-exempt income                                   $23,576,000      $23,612,000


As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:


Undistributed tax-exempt income                                    $ 1,379,000
Accumulated capital and other losses                                (6,687,000)
Unrealized appreciation of investments                              27,401,000


Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended March 31, 2016, the Fund utilized capital loss carryforwards of $296,000, to offset capital gains. At March 31, 2016, the Fund had net capital loss carryforwards of $6,687,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.


                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)               BALANCE
                     ---------------             ----------

                     Short-Term                  $1,027,000
                     Long-Term                    5,660,000
                                                 ----------
                     Total                       $6,687,000
                                                 ==========


For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2016, were $21,006,000 and $34,365,000, respectively.

As of March 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $636,363,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2016, for federal income tax purposes, were $35,950,000 and $8,549,000, respectively, resulting in net unrealized appreciation of $27,401,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                        YEAR ENDED                 YEAR ENDED
                                       MARCH 31, 2016            MARCH 31, 2015
   --------------------------------------------------------------------------------
                                   SHARES          AMOUNT     SHARES         AMOUNT
                                   ------------------------------------------------
   FUND SHARES:
   Shares sold                      4,756        $ 54,371      7,210       $ 82,789
   Shares issued from reinvested
     dividends                      1,560          17,821      1,559         17,908
   Shares redeemed                 (6,183)        (70,476)    (5,836)       (66,906)
                                   ------------------------------------------------
   Net increase from capital
     share transactions               133        $  1,716      2,933       $ 33,791
                                   ================================================
   ADVISER SHARES:
   Shares sold                        585        $  6,684        769       $  8,816
   Shares issued from reinvested
     dividends                         47             537         35            401
   Shares redeemed*                  (462)         (5,269)      (117)        (1,344)
                                   ------------------------------------------------
   Net increase from capital
     share transactions               170        $  1,952        687       $  7,873
                                   ================================================
   *Net of redemption fees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2016, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:


    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                 ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                              (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------

    +/- 20 to 50                                      +/- 4
    +/- 51 to 100                                     +/- 5
    +/- 101 and greater                               +/- 6


    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,463,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $371,000 and $8,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.06% and 0.04%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $951,000 and $32,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $191,000 and $9,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $53,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2016, USAA and its affiliates owned 448,000 Adviser Shares, which represents 22.5% of the Adviser Shares outstanding and 0.8% of the Fund's outstanding shares.

================================================================================

42 | USAA VIRGINIA BOND FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                ----------------------------------------------------------------------------
                                    2016             2015             2014             2013             2012
                                ----------------------------------------------------------------------------
Net asset value at
  beginning of period           $  11.53         $  11.17         $  11.60         $  11.40         $  10.48
                                ----------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .41              .43              .44              .44              .46
  Net realized and
    unrealized gain (loss)          (.01)             .35             (.43)             .20              .92
                                ----------------------------------------------------------------------------
Total from investment
  operations                         .40              .78              .01              .64             1.38
                                ----------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.41)            (.42)            (.44)            (.44)            (.46)
                                ----------------------------------------------------------------------------
Net asset value at
  end of period                 $  11.52         $  11.53         $  11.17         $  11.60         $  11.40
                                ============================================================================
Total return (%)*                   3.58             7.10              .23             5.65            13.37
Net assets at end
  of period (000)               $648,913         $648,331         $595,246         $671,320         $628,271
Ratios to average
  net assets:**
  Expenses (%)(a)                    .60              .59              .59              .57              .55
  Net investment income (%)         3.57             3.70             4.01             3.77             4.14
Portfolio turnover (%)                 3               12                7                6                5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $633,743,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                 ---------------------------------------------------------------------------
                                    2016             2015             2014             2013             2012
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $ 11.53          $ 11.17          $ 11.60          $ 11.40           $10.47
                                 ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .38              .40              .42              .42              .43
  Net realized and
    unrealized gain (loss)          (.02)             .36             (.43)             .20              .93
                                 ---------------------------------------------------------------------------
Total from investment
  operations                         .36              .76             (.01)             .62             1.36
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.38)            (.40)            (.42)            (.42)            (.43)
                                 ---------------------------------------------------------------------------
Redemption fees added to
  beneficial interests               .00(a)             -                -                -                -
                                 ---------------------------------------------------------------------------
Net asset value at
  end of period                  $ 11.51          $ 11.53          $ 11.17          $ 11.60           $11.40
                                 ===========================================================================
Total return (%)*                   3.24             6.84              .03             5.46            13.23
Net assets at end
  of period (000)                $22,951          $21,029          $12,701          $11,912           $7,028
Ratios to average
  net assets:**
  Expenses (%)(c)                    .84              .84(b)           .79              .76              .78
  Expenses, excluding
    reimbursements (%)(c)            .84              .84              .79              .76              .78
  Net investment income (%)         3.34             3.44             3.80             3.57             3.90
Portfolio turnover (%)                 3               12                7                6                5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $21,298,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING              ENDING                DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE           OCTOBER 1, 2015 -
                                       OCTOBER 1, 2015       MARCH 31, 2016           MARCH 31, 2016
                                       -------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $1,028.50                  $3.04

Hypothetical
  (5% return before expenses)              1,000.00             1,022.00                   3.03

ADVISER SHARES
Actual                                     1,000.00             1,026.50                   4.26

Hypothetical
  (5% return before expenses)              1,000.00             1,020.80                   4.24

*Expenses are equal to the annualized expense ratio of 0.60% for Fund Shares and 0.84% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.85% for Fund Shares and 2.65% for Adviser Shares for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President,
AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

54  | USAA VIRGINIA BOND FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   40862-0516                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA VIRGINIA MONEY MARKET FUND]

 ============================================================

          ANNUAL REPORT
          USAA VIRGINIA MONEY MARKET FUND
          MARCH 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE FEEL TAX-EXEMPT BONDS WILL CONTINUE
BENEFITING FROM THIS FAVORABLE SUPPLY-AND-          [PHOTO OF BROOKS ENGLEHARDT]
DEMAND PICTURE."

--------------------------------------------------------------------------------

MAY 2016

Investors had a bumpy ride during the reporting period ended March 31, 2016, but they did not make much headway. U.S. stocks posted a small gain, while non-U.S. stocks declined in value. The turmoil started during the summer of 2015, when global stock markets fell after Chinese officials unexpectedly devalued China's currency, the renminbi. The devaluation added to existing worries about the health of the global economy. Although global equities generally retraced their losses in October and November 2015, the roller coaster continued and they dropped sharply again in January 2016.

A key issue was the price of oil, a measure of global economic growth expectations. Oil prices remained low amid persistent oversupply. Investors also seemed concerned that the economic slowdown in China could potentially hinder the U.S. economy. Stocks rallied in mid-February 2016, marching steadily upward and turning positive for the 12-month reporting period. Investors appeared to have overcome some of their fears about China as its economy appeared to have stabilized. In the United States, economic growth was steady, with workers still finding jobs and the housing market in respectable shape.

Meanwhile, the broad fixed-income market outperformed stocks during the reporting period--a surprise to many observers who had predicted higher interest rates and lower bond prices. (Bond prices and yields move in opposite directions.) This performance is consistent with USAA Investments' long-standing view that interest rates will stay "lower for longer." Some investors believed interest rates would rise after the Federal Reserve (the Fed) increased short-term interest rates. However, the Fed delayed action through the summer and fall of 2015 amid global market turmoil and signs that the global economy was weakening. In December 2015, the Fed finally ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade.

================================================================================

================================================================================

That said, the Fed only has direct control over short-term interest rates. The prices and yields of longer-term bonds are determined by market forces. The market drove longer-term interest rates even lower as the Fed raised interest rates at the short end. Near the end of March 2016, longer-term interest rates fell further due to comments from Fed Chair Janet Yellen, who suggested that interest rates would remain lower for longer than the market had previously expected. In our view, the Fed does not want to tighten its monetary policy too much or too soon and risk hurting a U.S. economy that has struggled to build strong growth momentum.

In this environment, tax-exempt bonds posted solid gains, benefiting from investors' desire for safe-haven investments and tax-advantaged securities. At the same time, municipal bond issuance remained at historically low levels. Although the finances of state and local governments are generally healthier overall than they were a few years ago, many issuers have been hesitant to take on additional debt. Eventually, state and municipal governments will likely begin to seek funding for new projects and deferred maintenance on existing infrastructure. When municipal bond issuance picks up, we believe it will take some time to satisfy investors' strong demand. We feel tax-exempt bonds will continue benefiting from this favorable supply-and-demand picture. Meanwhile, money market yields remain exceptionally low, even though the Fed raised short-term interest rates during the reporting period.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker-dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------


FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         15

    Financial Statements                                                      16

    Notes to Financial Statements                                             19

EXPENSE EXAMPLE                                                               28

TRUSTEES' AND OFFICERS' INFORMATION                                           30


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

204984-0516

================================================================================

================================================================================

FUND OBJECTIVE

THE VIRGINIA MONEY MARKET FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   When the reporting period began, the Federal Reserve (the Fed) was widely expected to raise short-term interest rates. Instead, Fed policymakers continued to hold the federal funds target rate between 0% and 0.25% and reiterated that any future interest rate increases would be data dependent. The Fed continued to delay action based on concerns that slowing growth in China would expand to other economies in Europe and the United States, suggesting that an interest rate increase might come in late 2015. In December 2015, the Fed lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. Although this action had a moderately positive impact on the interest rates of money market securities, money market funds continued to provide low absolute yields. However, investors continued to rely on them for the low risk and liquidity they offer.

   For most of the reporting period, the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, the index of seven-day variable-rate demand notes (VRDNs), remained in a narrow range--near its historical low of 0.01%. The index rose steadily during March 2016, ending the month at 0.40%, as increased supply and a decline in demand pushed yields higher.

   The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended March 31, 2016, the Fund had a total return of 0.02%, compared to an average return of 0.02% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

   Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy is vulnerable to the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than those of most states. The commonwealth has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices are serving it well, as it remains one of the minority of states rated AAA by all three credit-rating agencies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative financial management.

o  WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

   We continued to focus the majority of the Fund's investments on VRDNs. Since they can be sold at par value (100% of face value) upon seven days' or less notice, the VRDNs owned by the Fund provide both flexibility and liquidity. They also offer the Fund a certain degree of

   Refer to page 6 for benchmark definition.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

   safety because many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

   In addition, we sought to enhance the Fund's yield by investing in longer maturities. Although money market yields increased during the reporting period, they remained near historic lows. As a result, these holdings did not significantly increase the Fund's yield. As always, we relied on our in-house team of analysts to help identify attractive opportunities for the Fund. They also continue to analyze and monitor every holding in the portfolio.

   We appreciate the opportunity to help you with your investment needs.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
   o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UVAXX)


--------------------------------------------------------------------------------
                                                3/31/16              3/31/15
--------------------------------------------------------------------------------

Net Assets                                  $172.1 Million       $184.4 Million
Net Asset Value Per Share                       $1.00                $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                          10 Days              9 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                         10 YEARS

     0.02%                           0.03%                            0.80%


--------------------------------------------------------------------------------
                            7-DAY YIELD AS OF 3/31/16
--------------------------------------------------------------------------------

    UNSUBSIDIZED         -0.56%            SUBSIDIZED                  0.01%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 3/31/15*
--------------------------------------------------------------------------------

                                      0.66%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                                                  USAA VIRGINIA
                               iMONEYNET AVERAGE                 MONEY MARKET FUND
 3/30/2015                            0.01%                             0.01%
 4/27/2015                            0.01                              0.01
 5/26/2015                            0.01                              0.01
 6/29/2015                            0.01                              0.01
 7/27/2015                            0.01                              0.01
 8/31/2015                            0.01                              0.01
 9/28/2015                            0.01                              0.01
10/26/2015                            0.01                              0.01
11/30/2015                            0.01                              0.01
12/28/2015                            0.01                              0.01
 1/25/2016                            0.01                              0.01
 2/29/2016                            0.01                              0.01
 3/28/2016                            0.02                              0.01

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 3/28/16.

The graph tracks the USAA Virginia Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific retail state tax-free and municipal money funds, calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 3/31/16 o
                                (% of Net Assets)

Education ................................................................ 24.3%
Airport/Port ............................................................. 19.5%
Hospital ................................................................. 15.6%
Special Assessment/Tax/Fee ...............................................  9.8%
Health Miscellaneous .....................................................  8.9%
Appropriated Debt ........................................................  5.4%
Toll Roads ...............................................................  4.6%
Water/Sewer Utility ......................................................  4.6%
General Obligation .......................................................  4.2%
Multifamily Housing ......................................................  2.8%

                           o PORTFOLIO MIX - 3/31/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 92.3%
FIXED-RATE INSTRUMENTS                                                     12.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-14.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                          USAA VIRGINIA
                                                        MONEY MARKET FUND
03/31/06                                                   $10,000.00
04/30/06                                                    10,022.39
05/31/06                                                    10,047.77
06/30/06                                                    10,075.29
07/31/06                                                    10,099.77
08/31/06                                                    10,125.71
09/30/06                                                    10,151.72
10/31/06                                                    10,176.68
11/30/06                                                    10,202.16
12/31/06                                                    10,230.90
01/31/07                                                    10,255.73
02/28/07                                                    10,280.14
03/31/07                                                    10,307.65
04/30/07                                                    10,334.06
05/31/07                                                    10,363.49
06/30/07                                                    10,391.99
07/31/07                                                    10,418.72
08/31/07                                                    10,450.04
09/30/07                                                    10,475.82
10/31/07                                                    10,503.48
11/30/07                                                    10,531.63
12/31/07                                                    10,557.57
01/31/08                                                    10,581.12
02/29/08                                                    10,600.14
03/31/08                                                    10,622.49
04/30/08                                                    10,640.27
05/31/08                                                    10,659.31
06/30/08                                                    10,673.37
07/31/08                                                    10,686.77
08/31/08                                                    10,701.88
09/30/08                                                    10,729.51
10/31/08                                                    10,760.93
11/30/08                                                    10,770.62
12/31/08                                                    10,782.44
01/31/09                                                    10,785.86
02/28/09                                                    10,789.43
03/31/09                                                    10,793.48
04/30/09                                                    10,797.15
05/31/09                                                    10,802.30
06/30/09                                                    10,806.57
07/31/09                                                    10,810.50
08/31/09                                                    10,813.43
09/30/09                                                    10,814.70
10/31/09                                                    10,814.98
11/30/09                                                    10,815.04
12/31/09                                                    10,816.87
01/31/10                                                    10,816.96
02/28/10                                                    10,817.04
03/31/10                                                    10,817.13
04/30/10                                                    10,817.23
05/31/10                                                    10,817.31
06/30/10                                                    10,817.40
07/31/10                                                    10,817.50
08/31/10                                                    10,817.59
09/30/10                                                    10,817.67
10/31/10                                                    10,817.77
11/30/10                                                    10,817.85
12/31/10                                                    10,818.17
01/31/11                                                    10,818.25
02/28/11                                                    10,818.33
03/31/11                                                    10,818.43
04/30/11                                                    10,818.52
05/31/11                                                    10,818.61
06/30/11                                                    10,818.69
07/31/11                                                    10,818.78
08/31/11                                                    10,818.88
09/30/11                                                    10,818.97
10/31/11                                                    10,819.06
11/30/11                                                    10,819.14
12/31/11                                                    10,819.24
01/31/12                                                    10,820.46
02/29/12                                                    10,820.55
03/31/12                                                    10,820.64
04/30/12                                                    10,820.73
05/31/12                                                    10,820.82
06/30/12                                                    10,820.91
07/31/12                                                    10,821.00
08/31/12                                                    10,821.10
09/30/12                                                    10,821.18
10/31/12                                                    10,821.27
11/30/12                                                    10,821.37
12/31/12                                                    10,822.10
01/31/13                                                    10,822.19
02/28/13                                                    10,822.28
03/31/13                                                    10,822.37
04/30/13                                                    10,822.46
05/31/13                                                    10,822.55
06/30/13                                                    10,822.64
07/31/13                                                    10,822.73
08/31/13                                                    10,822.82
09/30/13                                                    10,822.91
10/31/13                                                    10,823.00
11/30/13                                                    10,823.09
12/31/13                                                    10,828.27
01/31/14                                                    10,828.36
02/28/14                                                    10,828.44
03/31/14                                                    10,828.53
04/30/14                                                    10,828.62
05/31/14                                                    10,828.71
06/30/14                                                    10,828.80
07/31/14                                                    10,828.89
08/31/14                                                    10,828.99
09/30/14                                                    10,829.08
10/31/14                                                    10,829.17
11/30/14                                                    10,829.26
12/31/14                                                    10,829.37
01/31/15                                                    10,829.46
02/28/15                                                    10,829.54
03/31/15                                                    10,829.64
04/30/15                                                    10,829.72
05/31/15                                                    10,829.82
06/30/15                                                    10,829.90
07/31/15                                                    10,830.00
08/31/15                                                    10,830.09
09/30/15                                                    10,830.18
10/31/15                                                    10,830.27
11/30/15                                                    10,830.36
12/31/15                                                    10,831.73
01/31/16                                                    10,831.82
02/29/16                                                    10,831.90
03/31/16                                                    10,832.00

                                   [END CHART]

                       Data from 3/31/06 through 3/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Virginia Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2016:

<CAPTION
                          TAX-EXEMPT               LONG-TERM CAPITAL
                         INCOME(1, 3)            GAIN DISTRIBUTIONS(2)
                         ---------------------------------------------
                             100%                        $20,000
                         ---------------------------------------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended March 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Money Market Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 19, 2016

================================================================================

10  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

   FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   EDA   Economic Development Authority
   IDA   Industrial Development Authority/Agency

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

   The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission
   (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

   that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

   (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: JPMorgan Chase Bank, N.A., Wells Fargo & Co., or Royal Bank of Canada.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

12  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  COUPON      FINAL          VALUE
(000)       SECURITY                                                     RATE      MATURITY        (000)
--------------------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (92.3%)

            VIRGINIA (81.9%)
$ 2,300     Albemarle County IDA (LOC - Wells Fargo Bank, N.A.)          0.42%    10/01/2022    $  2,300
  1,630     Alexandria IDA (LOC - Bank of America, N.A.)                 0.44      7/01/2026       1,630
  2,860     Alexandria IDA (LOC - SunTrust Bank)                         0.50      8/01/2036       2,860
  8,000     Capital Beltway Funding Corp.
              (LOC - National Australia Bank, Ltd.)                      0.40     12/31/2047       8,000
  8,225     Capital Region Airport Commission
              (LOC - Wells Fargo Bank, N.A.)                             0.42      6/01/2035       8,225
  6,825     College Building Auth. (LIQ)(a)                              0.45      2/01/2021       6,825
  8,345     College Building Auth. (LIQ)(a)                              0.11      9/01/2028       8,345
  1,400     Fairfax County EDA (LOC - SunTrust Bank)                     0.45      6/01/2037       1,400
  7,160     Fauquier County IDA (LOC - PNC Bank, N.A.)                   0.42      4/01/2038       7,160
  8,000     Hampton Roads Sanitation District                            0.45      8/01/2046       8,000
  8,870     Hanover County EDA (LOC - Bank of New York Mellon)           0.38     11/01/2025       8,870
  8,105     Hanover County EDA (LOC - U.S. Bank, N.A.)                   0.40     11/01/2025       8,105
  7,820     Lexington IDA                                                0.38      1/01/2035       7,820
 15,400     Loudoun County IDA                                           0.40      2/15/2038      15,400
  3,700     Loudoun County IDA (LOC - PNC Bank, N.A.)                    0.42      3/01/2038       3,700
  7,595     Lynchburg IDA (LOC - Federal Home
              Loan Bank of Atlanta)                                      0.42      1/01/2028       7,595
  5,000     Madison County IDA (LOC - SunTrust Bank)                     0.40     10/01/2037       5,000
  4,890     Norfolk Redevelopment and Housing Auth.
              (LOC - Bank of America, N.A.)                              0.46      7/01/2034       4,890
  7,420     Peninsula Ports Auth. (LOC - U.S. Bank, N.A.)                0.39      7/01/2016       7,420
  2,640     Roanoke County EDA (LOC - Branch
             Banking & Trust Co.)                                        0.45     10/01/2028       2,640
  2,495     Stafford County EDA (LIQ)(a)                                 0.48      4/01/2017       2,495
    910     Stafford County IDA (LOC - U.S. Bank, N.A.)                  0.41      5/01/2049         910
  6,775     Transportation Board (LIQ - Royal Bank of Canada)(a)         0.45      5/15/2020       6,775
  2,700     Univ. of Virginia (LIQ)(a)                                   0.35      6/01/2032       2,700
  2,000     Virginia Beach (LIQ)(a)                                      0.45      4/01/2017       2,000
                                                                                                --------
                                                                                                 141,065
                                                                                                --------
            DISTRICT OF COLUMBIA (10.4%)
  8,055     Metropolitan Washington Airports Auth.
              (LOC - TD Bank, N.A.)                                      0.39     10/01/2039       8,055
  9,800     Metropolitan Washington Airports Auth.
              (LOC - Sumitomo Mitsui Banking Corp.)                      0.42     10/01/2039       9,800
                                                                                                --------
                                                                                                  17,855
                                                                                                --------
            Total Variable-Rate Demand Notes (cost: $158,920)                                    158,920
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  COUPON      FINAL          VALUE
(000)       SECURITY                                                     RATE      MATURITY        (000)
--------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (12.3%)

            VIRGINIA (12.3%)
$16,000     Stafford County IDA (LOC - Bank of America, N.A.)            0.07%    4/06/2016     $ 16,000
  5,000     Virginia Public School Auth.                                 5.25     8/01/2016        5,083
                                                                                                --------
                                                                                                  21,083
                                                                                                --------
             Total Fixed-Rate Instruments (cost: $21,083)                                         21,083
                                                                                                --------

             TOTAL INVESTMENTS (COST: $180,003)                                                 $180,003
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                    VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                             $-            $158,920             $-    $158,920
Fixed-Rate Instruments                                  -              21,083              -      21,083
--------------------------------------------------------------------------------------------------------
Total                                                  $-            $180,003             $-    $180,003
--------------------------------------------------------------------------------------------------------

================================================================================

14  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Values of securities are determined by procedures and practices discussed in
   Note 1A to the financial statements.

   The cost of securities at March 31, 2016, for federal income tax purposes, was $180,003,000.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)      $180,003
   Cash                                                                             7
   Receivables:
      Capital shares sold                                                         804
      USAA Asset Management Company (Note 4D)                                       6
      Interest                                                                     64
                                                                             --------
         Total assets                                                         180,884
                                                                             --------
LIABILITIES
   Payables:
      Securities purchased                                                      8,000
      Capital shares redeemed                                                     686
      Dividends on capital shares                                                   3
   Accrued management fees                                                         46
   Accrued transfer agent's fees                                                   16
   Other accrued expenses and payables                                             43
                                                                             --------
         Total liabilities                                                      8,794
                                                                             --------
            Net assets applicable to capital shares outstanding              $172,090
                                                                             ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                           $172,090
                                                                             --------
            Net assets applicable to capital shares outstanding              $172,090
                                                                             ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                            172,090
                                                                             ========
   Net asset value, redemption price, and offering price per share           $   1.00
                                                                             ========

See accompanying notes to financial statements.

================================================================================

16  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                            $    89
                                                                              -------
EXPENSES
   Management fees                                                                552
   Administration and servicing fees                                              174
   Transfer agent's fees                                                          259
   Custody and accounting fees                                                     87
   Postage                                                                         14
   Shareholder reporting fees                                                      13
   Trustees' fees                                                                  28
   Professional fees                                                               85
   Other                                                                            9
                                                                              -------
         Total expenses                                                         1,221
   Expenses reimbursed                                                         (1,149)
                                                                              -------
         Net expenses                                                              72
                                                                              -------
NET INVESTMENT INCOME                                                              17
                                                                              -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                               20
                                                                              -------
   Increase in net assets resulting from operations                           $    37
                                                                              =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                    2016         2015
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $     17    $      18
   Net realized gain on investments                                   20            -
                                                                ---------------------
      Increase in net assets resulting from operations                37           18
                                                                ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (17)         (18)
   Net realized gains                                                (20)           -
                                                                ---------------------
      Distributions to shareholders                                  (37)         (18)
                                                                ---------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     104,952       98,723
   Reinvested dividends                                               37           18
   Cost of shares redeemed                                      (117,276)    (103,434)
                                                                ---------------------
      Decrease in net assets from capital share transactions     (12,287)      (4,693)
                                                                ---------------------
   Net decrease in net assets                                    (12,287)      (4,693)

NET ASSETS
   Beginning of year                                             184,377      189,070
                                                                ---------------------
   End of year                                                  $172,090    $ 184,377
                                                                =====================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   104,952       98,723
   Shares issued for dividends reinvested                             37           18
   Shares redeemed                                              (117,276)    (103,434)
                                                                ---------------------
      Decrease in shares outstanding                             (12,287)      (4,693)
                                                                =====================

See accompanying notes to financial statements.

================================================================================

18  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Virginia Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

   meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

   2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

20  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

   Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

================================================================================

22  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

For the year ended March 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2016, and 2015, was as follows:

                                                         2016             2015
                                                        ------------------------
Tax-exempt income                                       $17,000          $18,000
Long-term realized capital gain                          20,000                -
                                                        -------          -------
  Total distributions paid                              $37,000          $18,000
                                                        =======          =======

As of March 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                           $3,000

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $552,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $174,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

24  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $259,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended March 31, 2016, the Fund incurred reimbursable expenses of $1,149,000, of which $6,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) NEW ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The ASU is intended to define management's responsibility to evaluate whether there are conditions or events that create substantial doubt about an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued). The ASU is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the impact of this guidance on the Fund's financial statement disclosures.

(7) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The Fund currently intends to qualify as a Retail MMF no later than October 14, 2016, and in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

26  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MARCH 31,
                                  ------------------------------------------------------------------------
                                      2016            2015            2014            2013            2012
                                  ------------------------------------------------------------------------
Net asset value at
  beginning of period             $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                  ------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)             .00             .00             .00             .00             .00
  Net realized and
    unrealized gain                    .00(a)          .00(a)          .00(a)          .00(a)            -
                                  ------------------------------------------------------------------------
Total from investment
  operations(a)                        .00             .00             .00             .00             .00
                                  ------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)            (.00)           (.00)           (.00)           (.00)           (.00)
  Realized capital gains              (.00)(a)        (.00)(a)        (.00)(a)        (.00)(a)           -
                                  ------------------------------------------------------------------------
Total distributions(a)                (.00)           (.00)           (.00)           (.00)           (.00)
                                  ------------------------------------------------------------------------
Net asset value at
  end of period                   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                  ========================================================================
Total return (%)*,(c)                  .02             .01             .06             .02             .02(b)
Net assets at end
  of period (000)                 $172,090        $184,377        $189,070        $177,326        $187,423
Ratios to average
  net assets:**
  Expenses (%)(c),(d)                  .04             .05             .08             .19             .20(b)
  Expenses, excluding
    reimbursements (%)(d)              .70             .66             .65             .64             .64(b)
  Net investment income (%)            .01             .01             .01             .01             .02

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2016, average net assets were $173,539,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $20,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Effective November 2, 2009, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

EXPENSE EXAMPLE

March 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2015, through March 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

28  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                         BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2015 -
                                       OCTOBER 1, 2015        MARCH 31, 2016         MARCH 31, 2016
                                     ----------------------------------------------------------------
Actual                                   $1,000.00              $1,000.20                 $0.15

Hypothetical
  (5% return before expenses)             1,000.00               1,024.85                  0.15

*Expenses are equal to the Fund's annualized expense ratio of 0.03%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.02% for the six-month period of October 1, 2015, through March 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

30  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO) (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

32  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

34  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

36  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]

       USAA      We know what it means to serve.(R)

   =============================================================================
   40863-0516                                (C)2016, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 12 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
March 31, 2016 and 2015 were $319,190 and $255,220, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2016 and 2015 were $68,650 and $67,300, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax services relating to the PFIC Analyzer Service for fiscal years ended March 31, 2016 and 2015 were $2,966 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2016 and 2015.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant's investment adviser, USAA Asset Management Company
(AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the Funds' transfer agent, SAS, for March 31, 2016 and 2015 were $144,616 and $326,310, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2016 and 2015 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015


                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.





                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2016

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:    06/01/2016
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/24/2016
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     05/23/2016
         ------------------------------

*Print the name and title of each signing officer under his or her signature.